                                AMENDMENT NO. 3

                                  SCHEDULE 14A

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]  Preliminary Proxy Statement
[X]  DEFINITIVE PROXY STATEMENT
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             ZIMMER HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 [ZIMMER LOGO]

                             ZIMMER HOLDINGS, INC.
                              345 EAST MAIN STREET
                             WARSAW, INDIANA 46580

                               ------------------

                                                                   June 19, 2003

Dear Fellow Stockholders:

     You are cordially invited to attend the special meeting of stockholders to be held at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on July 22, 2003, at 11:00 a.m.

     The purpose of the special meeting will be the approval of the issuance of that number of shares of our common stock, par value US$0.01 per share, necessary to consummate our proposed acquisitions of Centerpulse AG, a listed company incorporated in Switzerland, and InCentive Capital AG, a listed investment company incorporated in Switzerland, to be effected through parallel exchange offers for all the outstanding registered shares of Centerpulse, nominal value CHF 30 per share (including registered shares represented by American depositary shares, or ADSs), and all the outstanding bearer shares of InCentive, nominal value CHF 20 per share.

     Approval of the issuance requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the special meeting and entitled to vote thereon, provided that a quorum consisting of a majority of the shares of common stock entitled to vote is present.

     This booklet includes the notice of special meeting and the proxy statement. The proxy statement describes the business to be transacted at the meeting and provides information about us and our proposed acquisitions of Centerpulse and InCentive that you should know when you vote your shares.

     Your Board of Directors has unanimously approved the exchange offers and the issuance of shares of our common stock pursuant to the exchange offers. ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE ISSUANCE OF UP TO 45.4 MILLION SHARES OF OUR COMMON STOCK IN CONNECTION WITH THE EXCHANGE OFFERS.

     It is important that your shares be represented whether or not you attend the meeting. Registered stockholders can vote their shares via the Internet (by visiting the website established for that purpose at http://www.eproxy.com/zmh and following the instructions listed there) or by using a toll-free telephone number. Instructions for using these convenient services appear on the proxy card. You can also vote your shares by marking your vote on the enclosed proxy card, signing and dating it and mailing it promptly using the envelope provided.

                                          -s- J. Raymond Elliott

                                          J. RAYMOND ELLIOTT
                                          Chairman, President and Chief
                                          Executive Officer

                               ------------------

      This proxy statement is dated June 19, 2003 and is first being mailed to stockholders on or about June 23, 2003.

                                 [ZIMMER LOGO]
                             ZIMMER HOLDINGS, INC.
                              345 EAST MAIN STREET
                             WARSAW, INDIANA 46580

                               ------------------

                           NOTICE OF SPECIAL MEETING
                                OF STOCKHOLDERS
                               ------------------

     Notice is hereby given that the special meeting of stockholders will be held at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on July 22, 2003, at 11:00 a.m. At the special meeting of stockholders you will be asked to approve the issuance of up to 45.4 million shares of our common stock, par value US$0.01 per share, in connection with the proposed exchange offers for all the outstanding registered shares of Centerpulse AG, a listed company incorporated in Switzerland, nominal value CHF 30 per share (including registered shares represented by American depositary shares, or ADSs), and all the outstanding bearer shares of InCentive Capital AG, a listed investment company incorporated in Switzerland, nominal value CHF 20 per share.

     Approval of the issuance requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the special meeting and entitled to vote thereon, provided that a quorum consisting of a majority of the shares of common stock entitled to vote is present.

     Holders of record of our common stock at the close of business on June 16, 2003, will be entitled to vote at the meeting.

     A form of proxy and the proxy statement respecting the meeting are enclosed and are hereby made a part of this Notice.

     You are cordially invited to attend the meeting in person.

                                          /s/ David C. Dvorak

                                          DAVID C. DVORAK
                                          Secretary

                             YOUR VOTE IS IMPORTANT

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT.


     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING TO VOTE IN PERSON, YOUR VOTE WILL NOT BE COUNTED UNLESS A PROXY REPRESENTING YOUR SHARES IS PRESENTED AT THE MEETING.


     TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE VOTE IN ONE OF THESE WAYS:


          (1) GO TO THE WEBSITE SHOWN ON YOUR PROXY CARD AND VOTE VIA THE INTERNET;

                                       OR

          (2) USE THE TELEPHONE NUMBER SHOWN ON YOUR PROXY CARD (THIS CALL IS TOLL-FREE IN THE UNITED STATES);

                                       OR

          (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE.


     IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE BY BALLOT.

                      HOW TO OBTAIN ADDITIONAL INFORMATION

     This proxy statement incorporates important business and financial information about us and Centerpulse from other documents that are not included in or delivered with this proxy statement. For a list of the documents that we have filed with the Securities and Exchange Commission, referred to as the SEC, and that we have incorporated into this proxy statement, concerning us, Centerpulse and InCentive, please see the section captioned "WHERE YOU CAN FIND MORE INFORMATION." These documents are available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement by requesting them in writing or by telephone at the address and telephone below:

                               Investor Relations
                             Zimmer Holdings, Inc.
                              345 East Main Street
                             Warsaw, Indiana 46580
                           Telephone: (574) 267-6131
                           Facsimile: (574) 372-4988

     To obtain documents in time for the special meeting, your request must be received by July 15, 2003.

                                 IMPORTANT NOTE

     In deciding how to vote on the matters described in this proxy statement, you should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized any person to provide you with any information that is different from what is contained in this proxy statement.

     The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

     In addition, if you have any questions about the matters described in this proxy statement, you may contact:

                                 [ZIMMER LOGO]

                       [Innisfree M&A Incorporated Logo]

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
FORWARD-LOOKING STATEMENTS...........    ii
QUESTIONS AND ANSWERS................   iii
NOTE ON CENTERPULSE AND INCENTIVE
  INFORMATION........................    vi
  Centerpulse AG.....................    vi
  InCentive Capital AG...............   vii
SUMMARY..............................     1
COMPARATIVE MARKET PRICE DATA........     5
COMPARATIVE HISTORICAL AND PRO FORMA
  PER SHARE DATA.....................     6
SELECTED HISTORICAL CONSOLIDATED
  FINANCIAL DATA OF ZIMMER...........     8
SELECTED HISTORICAL CONSOLIDATED
  FINANCIAL DATA OF CENTERPULSE......    10
SELECTED HISTORICAL CONSOLIDATED
  FINANCIAL DATA OF INCENTIVE........    12
SELECTED PRO FORMA CONDENSED COMBINED
  FINANCIAL DATA.....................    13
RISK FACTORS.........................    15
  Risks Relating to the Proposed
     Exchange Offers.................    15
  Risks Relating to Our Business.....    20
THE COMPANIES........................    26
  Zimmer Holdings, Inc. .............    26
  Centerpulse AG.....................    27
  InCentive Capital AG...............    30
THE SPECIAL MEETING AND PROXY
  SOLICITATION.......................    32
  Place, Date and Time...............    32
  Stockholders Entitled to Vote......    32
  Proxies and Voting.................    32
  Revocability of Proxies............    33
  Costs of Proxy Solicitation........    33
  Voting by Our Directors and
     Executive Officers..............    33
LIST OF STOCKHOLDERS.................    33
VOTING SECURITIES....................    33
PRINCIPAL STOCKHOLDERS...............    34


                                        PAGE
                                        ----
SECURITY OWNERSHIP OF DIRECTORS AND
  OFFICERS...........................    35
SECTION 16(a) BENEFICIAL OWNERSHIP
  REPORTING COMPLIANCE...............    35
PROPOSAL: ISSUANCE OF COMMON STOCK IN
  CONNECTION WITH THE PROPOSED
  EXCHANGE OFFERS....................    36
  General............................    36
  Background of the Exchange
     Offers..........................    36
  Our Reasons for the Exchange
     Offers..........................    42
  Opinion of Our Financial Advisor...    46
  Recommendation of Our Board........    51
  The Exchange Offers................    51
  Interests of Certain Persons in the
     Transaction.....................    61
  Accounting Treatment...............    61
  Material U.S. Federal Income Tax
     Consequences....................    62
  Indebtedness and the Financing of
     the Exchange Offers.............    62
UNAUDITED PRO FORMA CONDENSED
  COMBINED FINANCIAL STATEMENTS......    63
MARKET PRICE AND DIVIDEND MATTERS....    84
  Market Price History...............    84
  Average Trading Volume.............    85
  Dividend Information...............    85
SMITH & NEPHEW GROUP OFFERS FOR
  CENTERPULSE AND INCENTIVE..........    87
  Combination Agreement..............    87
  Transaction Agreement..............    87
  Tender Agreement...................    87
  Commencement of Smith & Nephew
     Group Offers....................    88
DISSENTERS' RIGHTS...................    89
CURRENCY EXCHANGE RATES..............    89
STOCKHOLDERS' PROPOSALS..............    89
OTHER MATTERS........................    89
WHERE YOU CAN FIND MORE INFORMATION..    90


ANNEX A -- Opinion of Credit Suisse First Boston LLC
ANNEX B -- Index to Financial Statements
ANNEX C -- Excerpts from InCentive Capital AG Annual Report 2002
ANNEX D -- Excerpts from InCentive Capital AG Annual Report 2001

                           FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking statements based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management's beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," and "seeks" or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, our ability to successfully integrate acquired companies, control of costs and expenses, our ability to form and implement alliances, international growth, U.S. and foreign government regulation, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. In particular, forward-looking statements as to our financial and business performance following the proposed acquisitions should be qualified by the absence of any opportunity for us to perform comprehensive due diligence on Centerpulse AG or InCentive Capital AG, a significant shareholder of Centerpulse. These forward-looking statements might have been significantly different had such due diligence review been undertaken. Readers of this proxy statement are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

                             QUESTIONS AND ANSWERS

Q.  WHY ARE WE ASKING YOU TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK?

A. We are proposing to acquire control of, and possibly ultimately the entire equity interest in, Centerpulse AG and InCentive Capital AG, by offering to exchange, referred to as the Centerpulse exchange offer, all of the outstanding registered shares of Centerpulse, nominal value CHF 30 per share, referred to as Centerpulse registered shares, including registered shares represented by American depositary shares of Centerpulse, referred to as Centerpulse ADSs, and to exchange, referred to as the InCentive exchange offer, all of the outstanding bearer shares of InCentive, nominal value CHF 20 per share, referred to as the InCentive bearer shares, for consideration composed of shares of our common stock, par value $0.01 per share, referred to as our common stock, and cash. In connection with the Centerpulse exchange offer and the InCentive exchange offer, referred to as the exchange offers, it is currently estimated that up to approximately 45.4 million shares of our common stock, or approximately 23% of our currently outstanding shares of common stock, may be issued.
     The New York Stock Exchange rules require the approval of our stockholders prior to the issuance of additional shares of our common stock in any transaction if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such common stock or of securities convertible into or exercisable for common stock or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. Therefore, your approval is required.

Q.  IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE ISSUANCE?

A. Yes. The Board of Directors has unanimously approved the exchange offers and the issuance of shares of our common stock in connection with the exchange offers. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE SHARES PURSUANT TO THE EXCHANGE OFFERS.

Q.  WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE ISSUANCE?
A. To review the background of and reasons for the issuance and exchange offers, please see the section captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- Our Reasons for the Exchange Offers."

Q.  WHAT IS THE NUMBER OF RECORD HOLDERS OF ZIMMER COMMON STOCK?

A. As of June 16, 2003 there were approximately 54,213 holders of record of our common stock, including brokerage firms holding our common stock in "street name" and other nominees.

Q. WHAT WILL BE THE INTERESTS IN ZIMMER OF CURRENT HOLDERS OF CENTERPULSE REGISTERED SHARES AND CENTERPULSE ADSS AND CURRENT INCENTIVE SHAREHOLDERS UPON CONSUMMATION OF THE EXCHANGE OFFERS?

A. Immediately following the consummation of the exchange offers, assuming all holders of Centerpulse registered shares and Centerpulse ADSs tender into the Centerpulse exchange offer and all InCentive shareholders tender into the InCentive exchange offer, current Centerpulse and InCentive shareholders will hold approximately 18% of the outstanding shares of our common stock.

Q.  AM I ENTITLED TO DISSENTERS' RIGHTS?

A. No. Under Delaware law and our restated certificate of incorporation, holders of shares of our common stock are not entitled to any dissenters' rights to seek appraisal of their shares, or to any preemptive rights, in connection with the proposed transactions.

Q.  WHAT DO I NEED TO DO NOW?

A. After carefully reading and considering the information contained in this proxy statement, you may either complete, sign and date your proxy card and voting instructions and return them in the enclosed postage-paid envelope or vote in person at the special meeting. You can simplify your voting and save the company expense by either voting via the Internet (by visiting the website established for that purpose at http://www.eproxy.com/zmh and following the instructions listed there) or calling the toll-free number listed on the proxy card. Please vote your shares as soon as possible so that your shares will be represented at the special meeting.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker will vote your shares only if you provide instructions on how to vote. Your broker will contact you regarding the procedures necessary for him or her to vote your shares. Please tell your broker how you would like him or her to vote your shares. If you do not tell your broker how to vote, your shares will not be voted by your broker.

Q.  CAN I CHANGE MY VOTE AFTER I HAVE DELIVERED MY PROXY?

A. Yes. You can change your vote at any time before your proxy is voted at the special meeting in one of three ways. First, you can revoke your proxy or voting instructions. Second, you can submit a new proxy or voting instructions with a later date-stamp. If you choose either of these two methods, you must submit your notice of revocation or your new proxy or voting instructions to the Secretary of Zimmer before the special meeting, either by mail or by calling the phone number or accessing the Internet address listed on the proxy card. Third, if you are a holder of record, you can attend the special meeting and vote in person. If your shares are held in an account at a brokerage firm or a bank, you should contact your brokerage firm or bank to change your vote.

Q.  WHO MAY VOTE AT THE SPECIAL MEETING?

A. Holders of shares of our common stock at the close of business on June 16, 2003 may vote at the special meeting.

Q. HOW MANY VOTES ARE REQUIRED TO APPROVE THE ISSUANCE OF THE ADDITIONAL SHARES OF ZIMMER COMMON STOCK?

A. The affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting is required in order to approve the issuance of the additional shares in connection with the exchange offers. As of June 16, 2003, there are 196,716,694 shares of Zimmer common stock outstanding and, therefore, assuming that all outstanding shares of Zimmer common stock are present in person or represented by proxy at the special meeting, the approval of 98,358,348 shares of Zimmer Common Stock is required to approve the issuance of additional shares in connection with the exchange offers.

Q.  WHAT IF I DON'T VOTE?

A. If your proxy card is signed and returned without specifying a vote or an abstention on the proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for the proposal on the proxy card. In addition, to the extent shares are not voted, such "non-votes" will not be considered as votes cast in determining the outcome of the proposal.

Q.  WHEN DO YOU EXPECT THE EXCHANGE OFFERS TO EXPIRE?


A. Subject to the approval of the Swiss Takeover Board, it is currently anticipated that the exchange offers will expire on August 27, 2003. For a more complete discussion of the timing of the exchange offers, please see the sections captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- Exchange Offer Periods" and
    "-- Extension, Termination and Amendment."

Q.  WHERE AND WHEN IS THE SPECIAL MEETING?

A. The special meeting will take place at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on July 22, 2003, at 11:00 a.m.

Q.  WHO CAN HELP ANSWER MY QUESTIONS?

A. If you have any questions about the matters addressed in this proxy statement or if you need additional copies of this proxy statement, you should contact:

                       [INNISFREE M&A INCORPORATED LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                 Banks and brokers call collect: (212) 750-5833

         All others call toll-free in the United States: (877) 825-8631

                 NOTE ON CENTERPULSE AND INCENTIVE INFORMATION

CENTERPULSE AG

     In respect of information relating to Centerpulse's business, operations and management presented in, or omitted from, this proxy statement, we have relied upon publicly available information, including information publicly filed by Centerpulse with the SEC, and documentation provided to us by Centerpulse over the course of our due diligence review of Centerpulse. Information publicly filed by Centerpulse may be examined and copies may be obtained at the places and in the manner set forth in the section captioned "WHERE YOU CAN FIND MORE INFORMATION." However, Centerpulse has omitted from the due diligence materials provided to us all the financial information necessary for us to fully assess the financial condition of Centerpulse. To date, Centerpulse has not cooperated with us in, and has not been involved in, the preparation of this proxy statement, has not verified the information contained in this proxy statement relating to Centerpulse, has provided our representatives only limited access to Centerpulse's accounting records and has not permitted its independent public accountants to provide us with all of the information we require, including an independent public accountants' consent. Although we have no knowledge that would indicate that any statements contained herein regarding Centerpulse's financial condition based upon such publicly filed reports and documents are inaccurate, incomplete or untrue, we were not involved in the preparation of such information and statements. As a result, we have made adjustments and assumptions in preparing the pro forma financial information presented in this prospectus which have necessarily involved our estimates with respect to Centerpulse's financial information. Any financial information regarding Centerpulse that may be detrimental to us following our acquisitions of Centerpulse and InCentive that has not been publicly disclosed by Centerpulse, or errors in our estimates due to the lack of cooperation from Centerpulse, may have an adverse effect on the benefits we expect to achieve through the consummation of the Centerpulse exchange offer.

     Centerpulse's historical consolidated financial statements are prepared in accordance with International Financial Reporting Standards, or IFRS, which differ in certain material respects from United States generally accepted accounting principles, or U.S. GAAP. Assuming a minimum of 66.7% of the outstanding registered shares of Centerpulse are tendered for Zimmer common shares, on a going forward basis, all former Centerpulse shareholders will receive financial information of the combined group stated in accordance with U.S. GAAP. Significant differences between IFRS and U.S. GAAP, as they currently relate to Centerpulse, include, among others:

     - IFRS requires goodwill and intangible assets to be amortized over their estimated useful lives while U.S. GAAP only requires the amortization of finite lived intangible assets. U.S. GAAP requires goodwill and other indefinite lived intangible assets to be carried at cost without being amortized and requires an impairment test to be performed on an annual basis, with any impairment being immediately recognized as an expense.

     - Under U.S. GAAP, long-lived assets, including intangible assets, are considered impaired if the sum of undiscounted cash flows expected to result from use and eventual disposition are less than the carrying amount. If the asset is determined to be impaired, a loss is recognized based upon a comparison of carrying amount to either market value or discounted cash flows. Under IFRS, an impairment loss is recognized based upon a comparison of the carrying value to the higher of the net selling price or discounted cash flows expected to result from use.

     - IFRS requires the amount of "in-process research and development" included in the purchase price of acquisitions to be considered a form of goodwill which is amortized over its estimated useful life. U.S. GAAP requires the entire amount of "in-process research and development" to be expensed at the acquisition date.

     - IFRS allows temporary declines in market value of available for sale securities to be recognized in shareholders' equity or earnings, based upon company policy, while U.S. GAAP requires temporary declines in market value of available for sale securities to be recorded in shareholders' equity. IFRS requires other than temporary declines in market value of available for sale securities previously recognized in earnings to be reversed through earnings upon recovery while U.S. GAAP only allows such reversals of previously recorded losses upon ultimate sale.

     - IFRS requires an impairment test to be performed for the assets recorded as a result of over-funded pension plans. U.S. GAAP does not permit an impairment to be recorded for over-funded pension plans.

     - IFRS does not require expense recognition for repricing of fixed stock option awards while U.S. GAAP requires that certain modifications to fixed stock option awards result in variable accounting, resulting in compensation expense, from the date of the modification to the exercise date.

     Pursuant to the exchange offers, we made a request under Rule 409, promulgated under the Securities Act of 1933, as amended, for Centerpulse and its independent public accountants to provide us with the information that we require to furnish complete disclosure regarding the business, operations, financial condition and management of Centerpulse. Centerpulse responded by providing us with documents for our due diligence review which omitted the accounting records necessary for us to fully assess the financial condition of Centerpulse. Upon our obtaining from Centerpulse or its independent public accountants the information necessary to enable us to more fully comply with the disclosure requirements of Schedule 14A, we will file an amendment to this proxy statement to include such additional information regarding Centerpulse that we deem material, reliable and appropriate.

INCENTIVE CAPITAL AG

     In respect of information relating to InCentive presented in, or omitted from, this proxy statement, including all InCentive financial information, we have relied exclusively upon publicly available information, including annual and semi-annual reports provided by InCentive to its shareholders. Excerpts from the InCentive Capital AG Annual Report 2002 and the InCentive Capital AG Annual Report 2001 have been attached to this proxy statement as Annex C and Annex D, respectively. Although we have no knowledge that would indicate that any statements contained herein based upon such reports and other documents are inaccurate, incomplete or untrue, we were not involved in the preparation of such information and statements. In addition, to date, InCentive has not cooperated with us in, and has not been involved in, the preparation of this prospectus, has not verified the information contained in this proxy statement relating to InCentive, has provided our representative only limited access to InCentive's accounting records and has not permitted its independent public accountants to provide us with all of the information we require, including an independent public accountants' consent. As InCentive does not reconcile its financial information prepared in accordance with International Accounting Standards, or IAS, to U.S. GAAP, we have not been able to present U.S. GAAP reconciled financial information for InCentive. Any financial information regarding InCentive that may be detrimental to us following the consummation of the InCentive exchange offer and the Centerpulse exchange offer that has not been publicly disclosed by InCentive, or errors in our assumptions with respect to InCentive due to the lack of cooperation from InCentive, may have an adverse effect on the benefits we expect to achieve through the consummation of the Centerpulse exchange offer.

     Pursuant to the exchange offers, we have made a request under Rule 409 to omit certain information regarding InCentive within the control of persons unaffiliated with Zimmer from this proxy statement, which is intended to be filed by amendment to the proxy statement on Schedule 14A, if and when such information is available. The annual and semi-annual reports provided by InCentive to its shareholders have not proved sufficient to allow us to present, or describe fully and accurately, certain information regarding InCentive's business, operations and management without unreasonable effort or expense, including, among other things, the following line items:

     - an explanation of the material differences between the rights of holders of InCentive bearer shares and the rights of holders of our common stock, as required by Item 4(a)(4) of Form S-4, pursuant to Item 14 of Schedule 14A, has been included with respect to InCentive only to the extent that such information was publicly available;

     - the information relating to InCentive's business, as required by Item 17(b)(1) of Form S-4, pursuant to Item 14 of Schedule 14A, that has been included is necessarily incomplete and represents the extent to which information regarding InCentive is publicly available;

     - due to the lack of publicly available information regarding InCentive's financial information for the quarters ended March 31, 2003 and 2002, such information has not been included;

     - the disclosure required by Item 17(b)(5) (management's discussion and analysis of financial condition and results of operations) of Form S-4, pursuant to Item 14 of Schedule 14A, which has not been included;

     - the disclosure required by Item 17(b)(6) (changes in and disagreements with accountants on accounting and financial disclosure) of Form S-4, pursuant to Item 14 of Schedule 14A, which has not been included; and

     - the disclosure required by Item 17(b)(10) (quantitative and qualitative disclosures about market risk) of Form S-4, pursuant to Item 14 of
       Schedule 14A, which has not been included.

     Pursuant to the exchange offers, we have made a request under Rule 409 that InCentive and its independent public accountants, provide us with the information that we require to furnish complete disclosure regarding the business, operations, financial condition and management of InCentive. Upon our obtaining from InCentive or its independent public accountants provide us with the information necessary to enable us to more fully comply with the disclosure requirements of Schedule 14A, we will file an amendment to this proxy statement to include such additional information regarding InCentive that we deem material, reliable and appropriate.

                                    SUMMARY

     This summary, together with the preceding section captioned "QUESTIONS AND ANSWERS," highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the proposed transactions, you should read this entire proxy statement carefully, as well as those additional documents to which we refer you. You may obtain more information by following the instructions in the section captioned "WHERE YOU CAN FIND MORE INFORMATION." We have included page references parenthetically to direct you to more complete descriptions of the topics presented in this summary.

THE SPECIAL MEETING (PAGE 32)

     Our special meeting of stockholders will be held at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on July 22, 2003, at 11:00 a.m. At the special meeting, stockholders will consider and vote upon the issuance of up to 45.4 million shares of our common stock in connection with the proposed exchange offers for all the outstanding registered shares and ADSs of Centerpulse and all the outstanding bearer shares of InCentive.

RECORD DATE; VOTING POWER; AND VOTE REQUIRED (PAGE 32)

     Holders of shares of our common stock are entitled to receive notice of, and vote at, the special meeting if they owned shares as of the close of business on June 16, 2003, the record date for the meeting. At the close of business on the record date, there were 196,716,694 shares of our common stock entitled to vote at the special meeting.

     At the special meeting, each stockholder will be entitled to one vote per share of common stock owned by such stockholder as of the record date.

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy at the special meeting is necessary to approve the proposed issuance of up to 45.4 million additional shares of our common stock.

REVOCABILITY OF PROXIES (PAGE 33)

     Our stockholders are being asked to sign and return to us the proxy card accompanying this proxy statement as soon as possible. If you are unable to attend the special meeting, a proxy card is attached for use at the special meeting. You are requested to sign and return the enclosed proxy card as promptly as possible, whether you plan to attend the meeting in person or not. You may revoke your proxy at any time prior to the meeting or, if you do attend the meeting, you may revoke your proxy at that time, if you wish.

SOLICITATION OF PROXIES (PAGE 33)

     We will bear the cost of soliciting proxies from our stockholders.

THE EXCHANGE OFFERS


  TERMS OF THE EXCHANGE OFFERS (PAGES 51 AND 54)


     We are offering to exchange 3.68 shares of our common stock and CHF 120 in cash, without interest, for each Centerpulse registered share that is validly tendered and not properly withdrawn and 0.368 of a share of our common stock and the U.S. dollar equivalent of CHF 12 in cash, without interest, for each Centerpulse ADS that is validly tendered and not properly withdrawn, subject, in each case, to the mix and match election features of the exchange offers described in the section captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- The Exchange Offers -- Mix and Match Elections." Additionally, we are conducting a parallel exchange offer for all outstanding InCentive bearer shares pursuant to which we are offering to exchange in respect of each InCentive bearer share an amount of our common stock and cash which will mirror the total number of shares of our common stock and the amount of cash that would be payable under the Centerpulse exchange offer for Centerpulse registered shares held by InCentive, plus or minus the cash attributable to the adjusted net asset value

(positive or negative) of InCentive, excluding the value of the Centerpulse registered shares held by InCentive. Under Swiss law, the exchange offers are each subject to a "cooling-off" period of 10 Swiss trading days at the beginning of the exchange offers during which tenders of Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, or InCentive bearer shares, as the case may be, will not be recognized as valid tenders under the exchange offers. Therefore, July 3, 2003 is the first date upon which tenders of Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, or InCentive bearer shares, as the case may be, will be recognized as valid tenders under the exchange offers.


     Subject to the approval of the Swiss Takeover Board, it is anticipated that the exchange offers will expire on August 27, 2003. Based on the closing price of our common stock on the New York Stock Exchange on June 16, 2003 of US$47.19 and the noon buying rate of U.S. dollars on such date of US$1.00 = CHF 1.3009, the exchange offers value each Centerpulse registered share at CHF 346.



  CONDITIONS OF THE EXCHANGE OFFERS (PAGES 51 AND 55)


     For a detailed description of the conditions to each of the exchange offers, please see the sections captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- The Exchange
Offers -- Centerpulse Exchange Offer -- Conditions" and "-- InCentive Exchange Offer -- Conditions."


  REASONS FOR THE EXCHANGE OFFERS (PAGE 42)


     We believe that a combination of Zimmer and Centerpulse represents a compelling opportunity to maximize value for stockholders of both companies by combining Zimmer with a long-term strategic partner that will allow us to realize myriad strategic advantages resulting in growth opportunities within the medical devices industry. We believe that the combination will create a global leader in the design, development, manufacture and marketing of orthopaedic reconstructive implants, spine, trauma and dental products. For the fiscal year ended December 31, 2002, the pro forma net earnings of the combined company was estimated at US$287 million. We believe that the combination of Zimmer and Centerpulse will (i) generate approximately US$70 to US$90 million in annual operational efficiencies and cost savings by 2006 and (ii) be accretive in 2004 to the consensus earnings per share estimate of US$1.91 as of June 16, 2003, excluding one-time transaction and integration costs. The strategic compatibility of the products and technologies of Zimmer and Centerpulse is expected to provide the combined company with significant earnings power and a strong platform from which it can actively pursue growth opportunities in the industry. For Zimmer, Centerpulse provides a unique platform for growth and diversification in Europe as well as in the spine and dental segments of the medical device industry.

RISK FACTORS (PAGE 15)

     The exchange offers are, and upon the consummation of the exchange offers, the combined company will be, subject to several risks. In deciding whether to approve the issuance of additional shares of our common stock in connection with the exchange offers, you should carefully read and consider the risk factors contained in the section captioned "RISK FACTORS."

BOARD OF DIRECTORS RECOMMENDATION TO STOCKHOLDERS (PAGE 51)

     The Board of Directors has unanimously approved the exchange offers and the issuance of additional shares of our common stock in connection with the exchange offers. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE ADDITIONAL SHARES OF OUR COMMON STOCK PURSUANT TO THE EXCHANGE OFFERS.

MANAGEMENT OWNERSHIP (PAGE 35)

     At the close of business on the record date, our directors and executive officers were entitled to vote 1,654,293 shares of our common stock, or less than 1% of the shares outstanding on that date. These individuals have indicated that they intend to vote in favor of our proposal. For more information about the security ownership of our directors and executive officers, please see the section captioned "SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS."

OPINION OF OUR FINANCIAL ADVISOR (PAGE 46)

     In connection with the exchange offers, our financial advisor, Credit Suisse First Boston LLC, delivered a written opinion to our Board of Directors as to the fairness to Zimmer, from a financial point of view, of the consideration provided for in the exchange offers. The full text of Credit Suisse First Boston LLC's written opinion, dated June 19, 2003, is attached to this proxy statement as Annex A. We encourage you to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. CREDIT SUISSE FIRST BOSTON LLC'S OPINION IS ADDRESSED TO OUR BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE OR ACT ON ANY MATTER RELATING TO THE ISSUANCE OF THE ADDITIONAL SHARES OF OUR COMMON STOCK.


INDEBTEDNESS AND THE FINANCING OF THE EXCHANGE OFFERS (PAGE 62)


     In connection with the cash portion of the consideration payable pursuant to the exchange offers, we have entered into credit agreements providing for the availability of senior unsecured credit facilities in an aggregate principal amount of up to US$1,750 million. For further information relating to the terms of such credit agreements, see the section captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- The Exchange Offers -- Indebtedness and the Financing of the Exchange Offers."

DISSENTERS' RIGHTS (PAGE 89)

     Under Delaware law and our restated certificate of incorporation, holders of shares of our common stock are not entitled to any dissenters' rights to seek appraisal of their shares, or to any preemptive rights, in connection with the proposed transactions.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES (PAGE 62)

     There are no material U.S. federal income tax consequences to our current stockholders that will result from our issuance of additional shares of our common stock in the exchange offers.

ACCOUNTING TREATMENT (PAGE 61)

     The acquisition of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares acquired in the exchange offers will be accounted for under the purchase method of accounting under U.S. GAAP. For a detailed discussion of accounting treatment, please see the section captioned "PROPOSAL:
ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE
OFFERS -- Accounting Treatment."

REGULATORY MATTERS (PAGE 58)

     For a detailed discussion of regulatory matters, please see the section captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- The Exchange Offers."

SMITH & NEPHEW GROUP OFFERS FOR CENTERPULSE AND INCENTIVE (PAGE 87)

     On April 25, 2003, Smith & Nephew Group plc, referred to as Smith & Nephew Group, and parent of Smith & Nephew plc, a corporation incorporated under the laws of England and Wales, referred to as Smith & Nephew, commenced exchange offers to acquire all of the outstanding share capital of Centerpulse and InCentive, referred to as the Smith & Nephew Group offers. Our exchange offers to acquire all of the outstanding share capital of Centerpulse and InCentive constitute competing offers. Pursuant to agreements relating to the Smith & Nephew Group offers, under certain circumstances, including if our exchange offers are successful, Centerpulse and InCentive could be obligated to pay Smith & Nephew Group CHF 20.0 million and CHF 4.0 million, respectively.

THE COMPANIES (PAGE 26)

     ZIMMER HOLDINGS, INC.

     Zimmer Holdings, Inc.
     345 East Main Street
     Warsaw, Indiana 46580
     Telephone: (574) 267-6131

     Zimmer Holdings, Inc., based in Warsaw, Indiana, is a global leader in the design, development, manufacture and marketing of reconstructive orthopaedic implants and trauma products. Orthopaedic reconstruction implants restore joint function lost due to disease or trauma in joints such as knees, hips, shoulders and elbows. Trauma products are devices used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. Zimmer also manufactures and markets other products related to orthopaedic surgery. For the year 2002, Zimmer recorded worldwide revenues of approximately US$1.4 billion. Zimmer was founded in 1927 and has more than 3,600 employees worldwide.

     CENTERPULSE AG

     Centerpulse AG
     Andreasstrasse 15
     CH-8050 Zurich
     Telephone: +41 1 306 96 96

     Centerpulse AG, formerly Sulzer Medica AG, is a leading medical technology group employing over 2,800 employees globally, which serves the reconstructive joint, spinal and dental implant markets. Following divestiture of its cardiovascular division, which was concluded in January 2003, Centerpulse is organized into three divisions: orthopaedics, spine-tech and dental. Centerpulse, which is organized and headquartered in Switzerland, has five production facilities in Switzerland, the United States and France. For the year 2002, Centerpulse recorded worldwide revenues from continuing operations of approximately CHF 1.2 billion. Centerpulse has three legal names, each of which identifies the same legal entity: Centerpulse AG, Centerpulse Ltd. and Centerpulse SA.

     INCENTIVE CAPITAL AG

     InCentive Capital AG
     Baarerstrasse 8
     CH-6301 Zug
     Telephone: +41 41 712 29 45

     InCentive Capital AG is an investment company domiciled in Zug, Switzerland. Its corporate history began as InCentive Investment AG, which was incorporated in 1985. InCentive Investment AG was merged into India Investment AG at the end of October 2000, and was renamed InCentive Capital AG. InCentive is listed on the investment companies segment of the SWX Swiss Exchange. InCentive beneficially owns approximately 18.9% of the outstanding Centerpulse registered shares. Under the terms of the InCentive exchange offer, by the time the InCentive exchange offer is consummated, InCentive will have divested itself of all its assets except for its equity interest in Centerpulse and cash. InCentive has three legal names, each of which identifies the same legal entity:
InCentive Capital AG, InCentive Capital Ltd. and InCentive Capital SA.

                         COMPARATIVE MARKET PRICE DATA

     Shares of our common stock are listed on the New York Stock Exchange under the symbol "ZMH," Centerpulse registered shares and InCentive bearer shares are listed on the SWX Swiss Exchange under the symbols "CEPN" and "INC," respectively, and Centerpulse ADSs are listed on the New York Stock Exchange under the symbol "CEP."

     As reported on their respective exchanges, the following table sets out historical closing prices per share for shares of our common stock, Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares and the equivalent basis market value per share of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares on:

     - May 19, 2003, the last trading day before we announced our intention to commence parallel exchange offers for all of the outstanding Centerpulse registered shares (including registered shares represented by Centerpulse
       ADSs) and InCentive bearer shares, and

     - June 16, 2003, the most recent practicable trading date before the mailing of this proxy statement.

     The equivalent basis market value per Centerpulse registered share, Centerpulse ADS and InCentive bearer share is determined by multiplying the price per share of our common stock by the exchange ratio and then adding to that amount the per share cash purchase price, or its U.S. dollar equivalent of the ADS cash purchase price, pursuant to the terms of the exchange offers.

     For purposes of calculating the per share cash purchase price for InCentive bearer shares, the net asset value of InCentive, other than Centerpulse registered shares it holds, is assumed to be CHF 108 million, consisting of cash and cash equivalents.

                                                                          CENTERPULSE
                                                                          REGISTERED    CENTERPULSE    INCENTIVE
                                                                            SHARES         ADSS          BEARER
                        ZIMMER    CENTERPULSE                 INCENTIVE   EQUIVALENT    EQUIVALENT       SHARES
                        COMMON    REGISTERED    CENTERPULSE    BEARER        BASIS         BASIS       EQUIVALENT
                        STOCK       SHARES         ADSS        SHARES       MARKET        MARKET         BASIS
                        (NYSE)       (SWX)        (NYSE)        (SWX)        VALUE         VALUE      MARKET VALUE
                       --------   -----------   -----------   ---------   -----------   -----------   ------------
May 19, 2003.........  US$48.28    CHF 292       US$22.37     CHF 330      CHF 350       US$27.04       CHF 414
June 16, 2003........  US$47.19    CHF 365       US$27.91     CHF 385      CHF 346       US$26.59       CHF 411

     In determining the equivalent basis market values per Centerpulse registered share, Centerpulse ADS and InCentive bearer share, amounts in Swiss francs have been translated into U.S. dollars or Swiss francs, as required, at the noon buying rate in New York City of CHF 1.2945 = US$1.00, and CHF 1.3009 = US$1.00 for cable transfers in Swiss francs as certified for customs purposes by the Federal Reserve Bank of New York on May 19, 2003 and June 16, 2003, respectively. For more information about U.S. dollar and Swiss franc exchange rates, please see the section captioned "CURRENCY EXCHANGE RATES."

     The market prices of Zimmer common stock, Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares may fluctuate during the offer periods and thereafter, and may be different from the prices set forth above at the expiration of the offer periods. YOU ARE ENCOURAGED TO OBTAIN CURRENT MARKET QUOTATIONS PRIOR TO MAKING ANY DECISION WITH RESPECT TO YOUR VOTE.

              COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

     The table set forth below depicts the earnings per common share, pro forma earnings per common share before cumulative effect of change in accounting principle, the book value per common share and cash dividends declared per common share for (i) Zimmer and Centerpulse on a historical basis, (ii) the combination of Zimmer and Centerpulse on a pro forma combined basis and (iii) the combination of Zimmer and Centerpulse on a per share equivalent pro forma basis for Centerpulse. The pro forma data of the combined company assumes a 100% acquisition of Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, and was derived by combining the historical consolidated financial information of Zimmer and Centerpulse using the purchase method of accounting for business combinations as described elsewhere in this proxy statement. For a discussion of the assumptions and adjustments made in the preparation of the pro forma financial information presented in this proxy statement, see the section captioned "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." The Centerpulse per share equivalent pro forma data shows the effect of the combination of Zimmer and Centerpulse from the perspective of an owner of Centerpulse registered shares.

     Operating results for InCentive for the year ended December 31, 2002 and for the three months ended March 31, 2003 and its net assets at that date have been excluded from the pro forma financial information. The purchase price for InCentive is inclusive of an offer for Centerpulse registered shares held by InCentive equivalent in all respects to our offer for Centerpulse registered shares plus cash for the value of InCentive's other holdings, which are expected to be monetized prior to completion of the InCentive exchange offer. Accordingly, at the time of the acquisition, it is expected that the InCentive balance sheet will consist of Centerpulse registered shares already contemplated by the Centerpulse exchange offer and cash and the incremental purchase price to be paid for InCentive should be equal to the net cash acquired with InCentive and there should be no net effect on the net assets of the combined company.

     Centerpulse's consolidated financial statements are prepared in accordance with IFRS, which differ in certain material respects from U.S. GAAP. For a discussion of the significant differences between IFRS and U.S. GAAP, see the section captioned "NOTE ON INCENTIVE AND CENTERPULSE INFORMATION" and note 31 to the 2002 audited consolidated financial statements of Centerpulse included elsewhere in this proxy statement.

     You should read the information presented in this table below together with the historical financial statements of Zimmer and Centerpulse and the related notes and the Unaudited Pro Forma Condensed Combined Financial Statements appearing elsewhere in this proxy statement or incorporated herein by reference. The pro forma data is unaudited and for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will achieve after the consummation of the Centerpulse exchange offer.

                                                               THREE MONTHS      YEAR ENDED
                                                              ENDED MARCH 31,   DECEMBER 31,
                                                                   2003             2002
                                                              ---------------   ------------
ZIMMER
  Historical Per Share Data:
     Earnings per common share
       Basic................................................    $     0.69      $      1.33
       Diluted..............................................          0.68             1.31
     Pro forma earnings per common share before cumulative
       effect of change in accounting principle(1)
       Basic................................................          0.41             1.34
       Diluted..............................................          0.41             1.33
     Book value of equity per common share..................          2.76             1.88
     Dividends declared per common share....................            --               --
  Pro Forma Combined:
     Earnings per common share before cumulative effect of
       change in accounting principle(1)
       Basic................................................    $     0.41      $      1.20
       Diluted..............................................          0.40             1.19
     Book value of equity per common share..................         10.32              N/A
     Dividends declared per common share....................            --               --
CENTERPULSE
  Historical Per Share Data:
     Earnings per common share
       Basic................................................    CHF   3.72      CHF   33.10
       Diluted..............................................          3.71            32.82
     Book value of equity per common share..................        111.43           107.70
     Dividends declared per common share....................            --               --
  Pro Forma Combined (unaudited):
     Earnings per equivalent share using a fixed exchange
       ratio of 3.68 shares of Zimmer common stock for one
       Centerpulse registered share and an exchange rate of
       CHF 1.37 = US$1.00
       Basic................................................    CHF   2.07      CHF    6.89
       Diluted..............................................          2.02             6.83
     Book value of equity per common share..................         53.27              N/A
     Dividends declared per common share....................            --               --

---------------

(1) Pro forma net earnings for the three months ended March 31, 2003 are before the cumulative effect of an accounting change of $55 million and for the year ended December 31, 2002 reflect the retroactive application of a new accounting method for instruments. Effective January 1, 2003, Zimmer changed its method of accounting for instruments which are owned by Zimmer and used by orthopaedic surgeons during total joint replacement and other surgical procedures. Instruments are recognized as long-lived assets and are included in property, plant and equipment and are depreciated using the straight-line method based on estimated useful lives, determined principally in reference to associated product life cycles, with the majority over five years. In prior periods, undeployed instruments were carried as a prepaid expense at cost and recognized in selling, general and administrative expense in the year in which the instruments were placed into service.

    References to "N/A" mean not applicable.

           SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF ZIMMER

     The following table sets forth a summary of selected historical consolidated financial data of Zimmer for each of the years in the five year period ended December 31, 2002 and for each of the quarters ended March 31, 2003 and March 31, 2002. This information is derived from, and should be read in conjunction with, the audited consolidated financial statements of Zimmer and the unaudited interim consolidated financial statements of Zimmer. Certain of these financial statements also are included elsewhere in this proxy statement. The operating results for the quarter ended March 31, 2003 are not necessarily indicative of the results for the remainder of the fiscal year or any future period. Our management believes that its respective unaudited consolidated interim financial statements reflect all adjustments, which are of a normal recurring nature, necessary for a fair statement of the results for the interim periods presented. See the section "WHERE YOU CAN FIND MORE INFORMATION."

                                    THREE MONTHS
                                   ENDED MARCH 31,            YEARS ENDED DECEMBER 31,
                                   ---------------   ------------------------------------------
                                    2003     2002     2002     2001     2000     1999     1998
                                   ------   ------   ------   ------   ------   ------   ------
                                             (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF EARNINGS DATA
Net sales........................  $  390   $  319   $1,372   $1,179   $1,041   $  939   $  861
Net earnings.....................     135       55      258      150      176      150      145
Pro forma net earnings before
  cumulative effect of change in
  accounting principle(1)........      80       56      261      156      177      155      147
Earnings per common share
  Basic..........................  $ 0.69   $ 0.28   $ 1.33   $ 0.77   $ 0.91   $ 0.77   $ 0.75
  Diluted........................    0.68     0.28     1.31     0.77     0.91     0.77     0.75
Pro forma earnings per common
  share before cumulative effect
  of change in accounting
  principle(1)
  Basic..........................  $ 0.41   $ 0.29   $ 1.34   $ 0.81   $ 0.91   $ 0.80   $ 0.76
  Diluted........................    0.41     0.29     1.33     0.80     0.91     0.80     0.76
Average common shares
  outstanding(2)
  Basic..........................   195.7    194.0    194.5    193.7    193.6    193.6    193.6
  Diluted........................   198.0    195.7    196.8    194.3    193.6    193.6    193.6
BALANCE SHEET DATA
Total assets.....................  $  979            $  859   $  745   $  597   $  606   $  579
Due to former parent.............      --                --       --      144       41       50
Short-term debt..................      77               157      150       --       --       --
Long-term debt...................      --                --      214       --       --       --
Other long-term obligations......      93                92       79        5        4        3
Stockholders' equity.............     543               366       79      N/A      N/A      N/A

---------------

(1) Pro forma net earnings for the three months ended March 31, 2003 are before the cumulative effect of an accounting change of $55 million and for the three months ended March 31, 2002 and for each of the years in the five year period ended December 31, 2002 reflect the retroactive application of a new accounting method for instruments. Effective January 1, 2003, Zimmer changed its method of accounting for instruments which are owned by Zimmer and used by orthopaedic surgeons during total joint replacement and other surgical procedures. Instruments are recognized as long-lived assets and are included in property, plant and equipment and are depreciated using the straight-line method based on estimated useful lives, determined principally in reference to associated product life cycles, with the majority over five years. In prior periods, undeployed instruments were carried as a prepaid expense at cost and recognized in selling, general and administrative expense in the year in which the instruments were placed into service. Net earnings for 2001 include $70 million ($50 million net of tax) in costs relating to the separation of Zimmer from its former parent, which reduce basic and diluted earnings per share by $0.26. Net earnings for 2001 also include $7 million ($5 million net of tax) of interest expense for the period from the effective date of the separation of Zimmer from its former parent to December 31, 2001.

(2) For periods ended prior to August 6, 2001, average common shares reflect the number of shares of Zimmer common stock outstanding on August 6, 2001, the date all of the shares of Zimmer common stock were distributed to the stockholders of Zimmer's former parent. For periods subsequent to August 6, 2001, average common shares reflect any new issuances of common stock and the dilutive effect of outstanding common stock equivalents, where appropriate.

    References to "N/A" mean not applicable.

         SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CENTERPULSE

     The following table sets forth selected historical consolidated financial data of Centerpulse for each of the years in the five year period ended December 31, 2002 and for each of the quarters ended March 31, 2003 and March 31, 2002. This information is derived from, and should be read in conjunction with, the audited consolidated financial statements of Centerpulse and the unaudited consolidated interim financial statements of Centerpulse. Certain of these financial statements also are included elsewhere in this proxy statement. The operating results for the quarter ended March 31, 2003 are not necessarily indicative of the results for the remainder of the fiscal year or any future period. See the section captioned "WHERE YOU CAN FIND MORE INFORMATION."

     The selected historical consolidated financial data for each of the years in the five year period ended December 31, 2002 and each of the quarters ended March 31, 2003 and 2002 were prepared in Swiss francs. Centerpulse's consolidated financial statements are prepared in accordance with IFRS, which differ in certain material respects from U.S. GAAP. See the section captioned "NOTE ON CENTERPULSE AND INCENTIVE INFORMATION" and note 31 to the 2002 audited consolidated financial statements of Centerpulse for a discussion of the significant differences between IFRS and U.S. GAAP.

                                        THREE MONTHS
                                      ENDED MARCH 31,            YEARS ENDED DECEMBER 31,
                                      ----------------   -----------------------------------------
                                       2003      2002     2002     2001      2000    1999    1998
                                      -------   ------   ------   -------   ------   -----   -----
                                        (IN MILLIONS CHF, EXCEPT PER SHARE AND PER ADS AMOUNTS)
INCOME STATEMENT DATA
  Net sales.........................     318      321     1,470     1,418    1,347   1,182   1,541
  Net income/Net loss...............      44       44       337    (1,193)     190     483     143
  Income/loss per share.............    3.72     4.42     33.10   (119.62)   19.01   48.37   14.32
  Diluted income/loss per share.....    3.71     4.41     32.82   (119.62)   18.98   48.37   14.20
  Weighted average number of shares
     adjusted for dilutive share
     options (in thousands).........  11,825    9,945    10,268     9,973   10,012   9,986   9,988
  Income/loss per ADS...............    0.37     0.44      3.31    (11.96)    1.90    4.84    1.43
  Diluted income/loss per ADS.......    0.37     0.44      3.28    (11.96)    1.90    4.84    1.42
BALANCE SHEET DATA
  Total assets......................   2,220              2,338     2,871    2,525   2,396   2,299
  Current provisions................      82                 92       223       54      52      29
  Short-term debt...................      72                 70        75       86     105     480
  Other non-current provisions......     159                159     1,468      144     151      49
  Long-term debt....................     353                487        20       19      31     288
  Stockholders' equity..............   1,314              1,270       784    1,993   1,844   1,227

     Exceptional operating items reflected in Net income/Net loss above for the periods presented included:

                                        THREE MONTHS
                                      ENDED MARCH 31,            YEARS ENDED DECEMBER 31,
                                      ----------------   -----------------------------------------
                                       2003      2002     2002     2001      2000    1999    1998
                                      -------   ------   ------   -------   ------   -----   -----
                                                           (IN MILLIONS CHF)
  Hip and knee settlement...........      --       --        --    (1,476)      --      --      --
  Impairment of intangible assets...      --       --        28       (91)      --    (240)     --
  Other exceptional expenses........      --       --       (40)     (107)      (1)    (14)     --
  Operating income from discontinued
     operations(1)..................      --        4        --        --       --      --      --
  Gain on sale of discontinued
     operations(2)..................      18       --       200        --       --     579      --
  Total exceptional operating
     items..........................      --       --       188    (1,674)      (1)    325      --

---------------

(1)Discontinued operations

On June 3, 1998, Centerpulse announced its intention to exit the electrophysiology business. This business was sold on February 1, 1999 for US$802 million (including cash on hand of CHF 19 million).

On June 12, 2002, Centerpulse announced its plans to divest of the cardiovascular division and to focus on its core businesses orthopedics, spine and dental. On November 7, 2002, Centerpulse announced the closing of the sale of IntraTherapeutics, Inc. to ev3 Inc., a portfolio company of private equity firms Warburg Pincus LLC and The Vertical Group. On November 18, 2002, Centerpulse announced the closing of the sale of Vascutek Ltd. to Terumo Corporation of Japan. On January 21, 2003, Centerpulse announced the closing of the sale of Carbomedics, Inc. and Mitroflow Corp. to Italian medical device company Snia S.p.A. With the sale of Carbomedics and Mitroflow the divestiture of the cardiovascular division was completed.

The impact of the business divested in January 2003 on the consolidated financial statements for the three month period ended March 31, 2003 was as follows: Sales CHF 7 million, Operating income CHF 0 million, Taxes CHF 1 million, Assets CHF 92 million, thereof Cash 1 million, Liabilities CHF 26 million.

(2) Gain on sale of discontinued operations

The pre-tax gain on the sale of the Cardiac Care business in January 2003 amounts to CHF 18 million. The US$36 million subordinated loan which was part of the purchase price remains in the balance sheet in other accounts receivable and prepaid expenses.

The pre-tax gain on the sale of the business unit Vascular Care, consisting of Centerpulse's grafts and stents business, amounted to CHF 200 million. This division represented 19% of Centerpulse's consolidated revenues in 2001 with operations primarily in the European Union and North America.

The pre-tax gain on the sale of the Electrophysiology business amounted to CHF 579 million. The transactions of the discontinuing operations from January 1, 1999, to the date of sale are not considered significant and are included in the gain on sale of discontinued operations.

          SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF INCENTIVE

     The following table sets forth selected historical consolidated financial data of InCentive for each of the years in the five year period ended December 31, 2002. This information is derived from, and should be read in conjunction with, the audited consolidated financial statements of InCentive. Certain of these financial statements also are included elsewhere in this proxy statement. Interim financial information for each of the quarters ended March 31, 2003 and 2002 is not included because InCentive does not prepare quarterly financial statements.

     The selected historical financial data for each of the years in the five year period ended December 31, 2002 were prepared in Swiss francs. InCentive's consolidated financial statements are prepared in accordance with IAS, which differ in certain material respects from U.S. GAAP.

                                                           YEARS ENDED DECEMBER 31
                                               ------------------------------------------------
                                                2002       2001      2000      1999     1998(1)
                                               -------   --------   -------   -------   -------
                                                 (IN THOUSANDS CHF, EXCEPT PER SHARE AMOUNTS)
SUMMARIZED INCOME STATEMENT DATA
Total income/(loss)..........................  191,816   (412,257)  (56,234)  166,422       384
Total expense................................   13,385     29,079     8,032     3,171     4,737
Gain/(loss) for the year.....................  178,431   (441,336)  (64,266)  163,251    (4,353)
Per Share Data
Gain/(loss) per share........................       85       (206)     (101)      490       (15)
Weighted Average Number of Shares: (in
  thousands).................................    2,107      2,142       636       333       303
BALANCE SHEET DATA
Cash and due from banks......................  181,717    255,236   425,815     3,900     1,286
Investments long
  Marketable securities......................  488,230    317,076   474,457   264,343   101,760
  Replacement values of derivatives..........   33,201      1,973    25,886         0         0
  Private equity.............................   11,547     37,416    33,949         0         0
  Replacement values of forward forex
     contracts...............................      420      3,775     2,097         0         0
  Other......................................        0          0         0         0         0
Total assets.................................  719,519    630,730   987,803   268,292   104,824
Total current liabilities....................   22,588    118,911    18,700     1,188       970
Total shareholder's equity...................  696,931    511,819   962,550   267,105   108,375

---------------

(1) Financial results as per India Investment AG report 1999. InCentive Capital AG is an investment company, domiciled in Zug Switzerland, which was created in 2000 as a result of the merger between InCentive Investment AG, Zurich and India Investment AG, Zug.

              SELECTED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     The following table sets forth selected pro forma condensed combined financial data (i) derived from our audited consolidated financial statements of Zimmer for the fiscal year ended December 31, 2002 and the unaudited consolidated interim financial statements of Zimmer for the period ended March 31, 2003, and (ii) derived from the audited consolidated financial statements of Centerpulse for the fiscal year ended December 31, 2002 and the unaudited consolidated interim financial statements of Centerpulse for the period ended March 31, 2003, in each case included elsewhere in this proxy statement, and is qualified in its entirety by such statements.

     Centerpulse's consolidated financial statements are prepared in accordance with IFRS, which differ in certain material respects from U.S. GAAP. For a discussion of the significant differences between IFRS and U.S. GAAP, see the section captioned "NOTE ON CENTERPULSE AND INCENTIVE INFORMATION" and note 31 to the 2002 audited consolidated financial statements of Centerpulse included elsewhere in this proxy statement.

     The following pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of (i) results of operations and financial position that would have been achieved had the consummation of the exchange offers taken place on the dates indicated or (ii) the future operations of the combined company. The following table should be relied on only for the limited purpose of presenting what the results of operations and financial position of the combined businesses of Zimmer and Centerpulse might have looked like had the exchange offers taken place at an earlier date. For a discussion of the assumptions and adjustments made in the preparation of the pro forma financial information presented in this proxy statement, see the section captioned "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." You can find more information about the exchange offers in the section captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- The Exchange Offers."

     Operating results for InCentive for the year ended December 31, 2002 and for the three months ended March 31, 2003 and its net assets at that date have been excluded from the pro forma financial information. The purchase price for InCentive is inclusive of an offer for Centerpulse registered shares held by InCentive equivalent in all respects to our offer for Centerpulse registered shares plus cash for the value of InCentive's other holdings, which are expected to be monetized prior to completion of the InCentive exchange offer. Accordingly, at the time of the acquisition, it is expected that the InCentive balance sheet will consist of Centerpulse registered shares already contemplated by the Centerpulse exchange offer and cash and the incremental purchase price to be paid for InCentive should be equal to the net cash acquired with InCentive and there should be no net effect on the net assets of the combined company.

     The following pro forma financial information should be read in conjunction with:

     - the Unaudited Pro Forma Condensed Combined Financial Statements and the accompanying notes in the section captioned "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS;"

     - our financial statements for the year ended December 31, 2002, and for the three-month period ended March 31, 2003 and the notes relating thereto, included elsewhere in this proxy statement; and

     - financial statements of Centerpulse for the fiscal year ended December 31, 2002, and for the three-month period ended March 31, 2003 and the notes relating thereto, included elsewhere in this proxy statement.

                                                              THREE MONTHS       YEAR
                                                                 ENDED          ENDED
                                                               MARCH 31,     DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
                                                                 (IN MILLIONS, EXCEPT
                                                                  PER SHARE AMOUNTS)
STATEMENT OF EARNINGS DATA
Net sales...................................................     $  622         $2,168
Net earnings before cumulative effect of change in
  accounting principle......................................         98            287
Earnings per common share
  Basic.....................................................     $ 0.41         $ 1.20
  Diluted...................................................       0.40           1.19
Average common shares outstanding
  Basic.....................................................      239.5          238.3
  Diluted...................................................      242.7          241.5

                                                                MARCH 31,
                                                                  2003
                                                              -------------
                                                              (IN MILLIONS)
BALANCE SHEET DATA
Total assets................................................     $5,065
Short-term debt.............................................        212
Long-term debt..............................................      1,350
Other long-term obligations.................................        209
Stockholders' equity........................................      2,487

                                  RISK FACTORS

     In deciding how to vote on the matters described in this proxy statement, you should carefully consider the risks set forth below in addition to the other information contained in this proxy statement. Please also refer to the additional risk factors identified in the periodic reports and other documents of Zimmer and Centerpulse incorporated by reference into this proxy statement and listed in the section captioned "WHERE YOU CAN FIND MORE INFORMATION."

     As used below, "we" or "us" refers to Zimmer or, after the consummation of the exchange offers as described in this proxy statement, Zimmer, Centerpulse and InCentive, as the context requires.

RISKS RELATING TO THE PROPOSED EXCHANGE OFFERS

  OUR INDEBTEDNESS FOLLOWING THE EXCHANGE OFFERS WILL BE HIGHER THAN OUR EXISTING INDEBTEDNESS.

     Our indebtedness as of March 31, 2003 was approximately US$77 million. Our pro forma total and net indebtedness as of March 31, 2003, after giving effect to the acquisition of 100% of the outstanding shares of Centerpulse and InCentive, as described in the section captioned "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS," are approximately US$1,562 million and US$1,418 million, respectively. As a result of the increase in debt, demands on our cash resources will increase after the consummation of the exchange offers, which could have important effects on an investment in our common stock. For example, the increased levels of indebtedness could:

     - reduce funds available for investment in research and development and capital expenditures; or

     - create competitive disadvantages compared to other companies with lower debt levels.

     Moreover, if one or more rating agencies downgrade our credit rating to below investment grade as a result of the debt incurred to finance the exchange offers, we may have difficulty obtaining additional financing and our cost of obtaining additional financing or refinancing existing debt may be increased significantly.

  WE HAVE ONLY CONDUCTED A LIMITED DUE DILIGENCE REVIEW OF THE NON-PUBLIC RECORDS OF CENTERPULSE AND INCENTIVE. THEREFORE, WE MAY BE SUBJECT TO UNKNOWN LIABILITIES OF CENTERPULSE OR INCENTIVE WHICH MAY HAVE A MATERIAL ADVERSE EFFECT ON OUR PROFITABILITY AND RESULTS OF OPERATIONS.

     To date, we have only conducted a limited due diligence review of Centerpulse and InCentive. As a result, after the consummation of the exchange offers, we may be subject to unknown liabilities of Centerpulse or InCentive, which may have a material adverse effect on our profitability and results of operations, which we might have otherwise discovered if we had been permitted by Centerpulse and InCentive to conduct a complete due diligence review.

  THE MARKET PRICE OF OUR COMMON STOCK MAY DECLINE AS A RESULT OF THE EXCHANGE OFFERS.

     The market price of our common stock may decline as a result of the exchange offers if:

     - the integration of Centerpulse's business is unsuccessful;

     - we do not achieve the expected benefits of our acquisition of Centerpulse and InCentive as rapidly or to the extent anticipated by financial analysts or investors; or

     - the effect of our acquisition of Centerpulse and InCentive on our financial results is not consistent with the expectations of financial analysts or investors.

     In connection with the exchange offers, we estimate that we will issue approximately 43.8 shares of Zimmer common stock. The increase in the number of shares of our common stock issued may lead to sales of such shares or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, our common stock.

     Upon consummation of the exchange offers, holders of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares will become holders of our common stock. Our results of operations, as well as the trading price of our common stock, may be affected by factors different from those affecting Centerpulse's results of operations and the price of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares.

  UNCERTAINTIES EXIST IN INTEGRATING THE BUSINESS OPERATIONS OF ZIMMER AND CENTERPULSE.

     We intend, to the extent possible, to integrate our operations with those of Centerpulse. Our goal in integrating these operations is to increase earnings and achieve cost savings by taking advantage of the anticipated synergies of consolidation and enhanced growth opportunities. We believe that the combination of Zimmer and Centerpulse will generate approximately US$70 to US$90 million in annual operational efficiencies and cost savings by 2006. Retention payments and other employee related costs. Costs for lease terminations, meetings, trainings, rebranding, integration of information technology systems, and other cash costs are anticipated in connection with the integration of Zimmer and Centerpulse. Such costs are preliminarily estimated to amount to $160 million within the twelve months succeeding the transaction. Actual costs may vary from the preliminary estimates. Although we believe that the integration of Centerpulse's operations into ours will not present any significant difficulties, there can be no assurance that we will not encounter substantial difficulties integrating our operations with Centerpulse's operations, resulting in a delay or the failure to achieve the anticipated synergies and, therefore, the expected increases in earnings and cost savings. The difficulties of combining the operations of the companies include, among other things:

     - possible inconsistencies in standards, controls, procedures and policies, business cultures and compensation structures between Zimmer and Centerpulse;

     - coordinating and consolidating ongoing and future research and development efforts;

     - consolidating sales and marketing operations;

     - retaining existing customers and attracting new customers;

     - retaining strategic partners and attracting new strategic partners;

     - retaining key employees;

     - retaining and integrating distributors and key sales representatives;

     - consolidating corporate and administrative infrastructures;

     - integrating and managing the technologies and products of the two companies, including consolidating and integrating computer information systems;

     - identifying and eliminating redundant and underperforming operations and assets;

     - using capital assets efficiently to develop the business of the combined company;

     - minimizing the diversion of management's attention from ongoing business concerns;

     - coordinating geographically separate organizations;

     - possible tax costs or inefficiencies associated with integrating the operations of the combined company;

     - possible modification of operating control standards in order to comply with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder;

     - retaining and attracting new designers and surgeons to support new products and new technology development; and

     - limitations on existing plant capacity.

     For these reasons, we may fail to complete successfully the necessary integration of Zimmer and Centerpulse, or to realize any of the anticipated benefits of the integration of the two companies. Actual cost savings and synergies may be lower than we currently expect and may take a longer time to achieve than we currently anticipate.

  FULL INTEGRATION OF OUR OPERATIONS WITH CENTERPULSE'S OPERATIONS MAY NOT BE ACHIEVED IF WE CANNOT COMPULSORILY ACQUIRE ALL OF THE ISSUED AND OUTSTANDING CENTERPULSE REGISTERED SHARES, INCLUDING REGISTERED SHARES REPRESENTED BY CENTERPULSE ADSS, AND ALL THE ISSUED AND OUTSTANDING INCENTIVE BEARER SHARES.

     The Centerpulse exchange offer is subject to a condition that, before the end of the Centerpulse exchange offer period, there having been validly tendered and not properly withdrawn at least 66 2/3% of the Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, on a fully diluted basis. The InCentive exchange offer is subject to a condition that, before the end of the InCentive exchange offer period, there having been validly tendered and not properly withdrawn at least 80% of the InCentive bearer shares on a fully diluted basis. To effect the compulsory acquisition of all of the Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, and InCentive bearer shares under Swiss law, we are required to have a beneficial interest in at least 98% of all of the Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, and 98% of all the InCentive bearer shares. It is possible that, at the end of the offer periods we will not hold a sufficient number of Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, or InCentive bearer shares, as the case may be, to effect a compulsory acquisition of the remaining outstanding Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, or InCentive bearer shares. This could prevent or delay us from realizing some or all of the anticipated benefits from the integration of our operations with Centerpulse's operations.

  WE WILL BE SUBJECT TO THE LIABILITIES RESULTING FROM CENTERPULSE'S IMPLANT LITIGATION AFTER THE CONSUMMATION OF THE EXCHANGE OFFERS.

     According to publicly available information concerning Centerpulse, Centerpulse is currently party to various litigation related to alleged defects in certain of its hip and knee implant devices. Following Centerpulse's December 5, 2000 recall of various InterOp(TM) shells and May 17, 2001 notification regarding various tibial base plates, lawsuits were filed in numerous courts throughout the United States and elsewhere in the world against Centerpulse, alleging defective design, marketing and manufacture of these products. Plaintiffs also alleged breach of express and implied warranties associated with these devices.

     On May 8, 2002, the U.S. District Court for the Northern District of Ohio granted final approval of a class action settlement agreement that resolved all claims related to the affected products subject to the above-mentioned recall and notification in the United States. The final settlement agreement established a settlement trust to pay claims in accordance with the terms of the settlement agreement. Similar litigation was commenced in Canada. On May 7, 2002, Centerpulse agreed to a class action settlement in a lawsuit pending in Quebec Superior Court. Final approval of the settlement was issued on March 28, 2003. Prior thereto, Centerpulse concluded individual settlements with a number of other patients in Canada. Outside the United States and Canada, approximately 140 persons received affected hip or knee implants, not all of these individuals have brought claims, but those that have, have been settled. Notwithstanding the settlement of the matters covered by the settlement agreements in the United States and Canada, Centerpulse may have further liability to plaintiffs who opted out of those settlements or who may otherwise assert claims against Centerpulse arising out of alleged defective hip and knee devices.

     After consummation of our offer, Centerpulse will be a subsidiary of Zimmer and, therefore, the financial position, results of operations and cash flows of Zimmer may be affected by any liabilities of Centerpulse relating to the Inter-Op(TM) shells or tibial base plates. For a more complete discussion of this matter, please refer to the discussion in the section captioned "THE COMPANIES -- Centerpulse AG -- Litigation Matters."

  THE CENTERPULSE EXCHANGE OFFER COULD TRIGGER CERTAIN CHANGE OF CONTROL PAYMENTS IN THE EMPLOYMENT AGREEMENTS OF CERTAIN MEMBERS OF CENTERPULSE'S SENIOR MANAGEMENT.

     The employment agreements of certain members of the Centerpulse senior management may contain change of control clauses providing for compensation (plus, in each case, applicable social security system payments on behalf of such individuals) to be granted in the event the employment agreements of these employees are terminated following the consummation of the Centerpulse exchange offer, either by Centerpulse or by those employees, should their respective positions with Centerpulse be materially changed. If successful, the Centerpulse exchange offer would effect such a change of control, thereby giving rise to potential change of control payments.

  CENTERPULSE RECENTLY DIVESTED SEVERAL BUSINESSES AND OPERATIONS. WE WILL BE SUBJECT TO CENTERPULSE'S VARIOUS ONGOING OBLIGATIONS RELATING TO THESE RECENT DIVESTITURES.

     As part of its strategy to focus on core businesses, Centerpulse recently divested several businesses and operations, including its cardiovascular division. In connection with these transactions, Centerpulse gave representations, warranties and indemnities relating to the divested businesses to the purchasers, some of which remain in force. Centerpulse has also assumed or retained ongoing potential liabilities with respect to many of these divested businesses. After the consummation of the exchange offers, Centerpulse will be a subsidiary of Zimmer and, therefore, our financial position, results of operations and cash flows may be affected by these ongoing potential liabilities.

  ANTITRUST AND COMPETITION AUTHORITIES IN VARIOUS JURISDICTIONS MAY ATTEMPT TO DELAY OR PREVENT OUR ACQUISITION OF VOTING AND CONTROL RIGHTS OR MAY REQUIRE DIVESTITURES.

     We are unaware of any antitrust filings or approvals that are required with respect to the InCentive exchange offer. However, we and Centerpulse conduct operations in a number of jurisdictions where antitrust filings or approvals may be required in connection with the Centerpulse exchange offer. We made or will make antitrust filings with the relevant authorities in the United States, the Czech Republic, Austria, France, Germany, Italy and Spain. Until the applicable waiting period in the United States under the HSR Act expires or is terminated and we receive the required clearances from other governmental authorities with respect to the Centerpulse exchange offer, either we may not purchase Centerpulse securities under the Centerpulse exchange offer or we may be entitled to acquire the Centerpulse securities but not to exercise the voting or other rights attaching to those securities. We are currently in the process of reviewing whether any other filings will be required or advisable in other jurisdictions, and we intend to make the appropriate regulatory filings and applications if we decide that such filings are necessary or advisable. Nevertheless, we cannot provide any assurance that the necessary approvals will be obtained or that there will not be any adverse consequences to our or Centerpulse's business resulting from the failure to obtain these regulatory approvals or from conditions that could be imposed in connection with obtaining these approvals, including divestitures or other operating restrictions upon Centerpulse or the combined company. The Centerpulse exchange offer is conditioned upon the receipt from all European, U.S. and other foreign authorities of approval and/or clearance of our acquisition of Centerpulse without Zimmer, Centerpulse or any of our subsidiaries being required to meet any condition or requirement giving rise to specified adverse financial effects and no court or other authority prohibiting the consummation of the exchange offers. You should be aware that all required regulatory approvals may not be obtained in time and could result in a significant delay in the consummation of the exchange offers.

  OUR VERIFICATION OF THE RELIABILITY OF THE CENTERPULSE INFORMATION INCLUDED IN, OR OMITTED FROM, THIS PROXY STATEMENT, PURSUANT TO OUR DUE DILIGENCE REVIEW OF CENTERPULSE, HAS BEEN LIMITED BY CENTERPULSE'S FAILURE TO PROVIDE US WITH THE ACCOUNTING RECORDS NECESSARY FOR US TO FULLY ASSESS THE FINANCIAL CONDITION OF CENTERPULSE.

     In respect of information relating to Centerpulse's business, operations and management presented in, or omitted from, this prospectus, we have relied upon publicly available information, including information publicly filed by Centerpulse with the SEC, and documentation provided to us by Centerpulse over the course of our due diligence review of Centerpulse. However, Centerpulse has omitted from the due diligence materials provided to us all of the financial information necessary for us to fully assess the financial condition of Centerpulse. To date, Centerpulse has provided our representatives with only limited access to Centerpulse's accounting records and has not permitted its independent public accountants to provide us with all of the information we require, including an independent public accountants' consent. Although we have no knowledge that would indicate that any statements contained herein regarding Centerpulse's financial condition based upon such publicly filed reports and documents are inaccurate, incomplete or untrue, we were not involved in the preparation of such information and statements. As a result, we have made adjustments and assumptions in preparing the pro forma financial information presented in this proxy statement which have necessarily involved our estimates with respect to Centerpulse's financial information. Any financial information regarding Centerpulse that may be detrimental to us following our acquisitions of Centerpulse and InCentive that has not been publicly disclosed by Centerpulse, or errors in our estimates due to the lack of cooperation from Centerpulse, may have an adverse effect on the benefits we expect to achieve through the consummation of the Centerpulse exchange offer.

  THE CASH PORTION OF THE CONSIDERATION TO BE PAID IN THE EXCHANGE OFFERS IS BASED ON A FIXED AMOUNT OF SWISS FRANCS AND, THEREFORE, WE ARE SUBJECT TO CURRENCY FLUCTUATIONS THROUGH THE PAYMENT DATE.

     Because we will pay all holders of Centerpulse registered shares and InCentive bearer shares in Swiss francs, we must buy Swiss francs with U.S. dollars at the prevailing exchange rate on the payment date. As a result, the actual amount of U.S. dollars required to buy a sufficient amount of Swiss francs to pay the cash portion of the consideration to such holders will depend upon the exchange rate prevailing on the business day on which the funds are made available by us to the Swiss offer manager. Additionally, the actual amount of U.S. dollars into which the cash portion of the consideration payable to holders of Centerpulse ADSs in the Centerpulse exchange offer, which is a fixed amount of Swiss francs, is convertible will depend upon the exchange rate prevailing on the business day on which the funds are made available by us to the U.S. exchange agent. Therefore, we are subject to the risk of fluctuations in the U.S. dollar/Swiss franc exchange rate.

  WE COULD INCUR SUBSTANTIAL LIABILITY IF THE ISSUANCE OF OUR COMMON STOCK PURSUANT TO THE EXCHANGE OFFERS, OR ANY OTHER FACTOR, CAUSES OUR SPIN-OFF FROM OUR FORMER PARENT TO BE TAXABLE FOR U.S. FEDERAL INCOME TAX PURPOSES.

     In connection with our spin-off from our former parent on August 6, 2001, our former parent received a private letter ruling from the Internal Revenue Service, or IRS, to the effect that the transfer of the orthopaedic business to us and the subsequent spin-off of our common stock to our former parent's stockholders qualified as a tax-free transaction under sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended. The private letter ruling is based on the accuracy of representations as to numerous factual matters, the inaccuracy of which could cause the IRS to revoke all or any part of the private letter ruling retroactively. If the spin-off were to fail to qualify for tax-free treatment, then, in general, additional tax would be payable by the consolidated group of which our former parent is the common parent. Each member of our former parent's consolidated group at the time of the spin-off, including us, would be jointly and severally liable for this tax. In addition, we entered into a tax sharing agreement with our former parent that prohibits us from taking certain actions that might jeopardize the tax treatment of the spin-off and related transactions, and requires us to indemnify our former parent for any taxes that result from such actions. If we are required to make any indemnity payments, or are otherwise liable for additional taxes relating to the spin-off, the amount of such payments or liability could be substantial and our results of operations could be materially adversely affected. In accordance with the tax sharing agreement, we have obtained an opinion of counsel to the effect that the consummation of the exchange offers will not cause the spin-off or related transactions to be taxable to our former parent or its stockholders.

  CENTERPULSE COULD INCUR SUBSTANTIAL LIABILITY IF THE ACQUISITION OF CENTERPULSE CAUSES THE SEPARATION OF CENTERPULSE FROM SULZER AG TO BE TAXABLE FOR SWISS TAX PURPOSES.

     In connection with the separation of Centerpulse from Sulzer AG on July 10, 2001, Sulzer AG received private rulings from the applicable Swiss tax authorities regarding the tax-free nature of the separation, including rulings dated February 28, 2001 (Federal Tax Administration/Division Federal District Tax, Withholding Tax and Stamp Duty) and March 2, 2001 (Tax Administration of the Canton of Zurich). Centerpulse entered into a Separation Agreement with Sulzer AG that requires Centerpulse to indemnify Sulzer AG for tax liabilities that result from Centerpulse's noncompliance with the covenants and conditions contained in the tax rulings or deviation from the factual descriptions on which the tax rulings were based. If Centerpulse is required to make any indemnity payments, or is otherwise liable for additional taxes relating to the separation, the amount of such payments or liability could be substantial and Centerpulse's results of operations could be materially adversely affected. We have obtained a ruling by the competent tax authorities to the effect that, on the basis of certain factual representations by us, the spin-off of Centerpulse from Sulzer AG on July 10, 2001 will not be subject to Swiss corporate income tax as a result of the consummation of our offer and our Centerpulse offer.

RISKS RELATING TO OUR BUSINESS

  AS A RESULT OF THE CONSUMMATION OF THE EXCHANGE OFFERS, WE WILL BE A LARGER AND BROADER ORGANIZATION, AND IF OUR MANAGEMENT IS UNABLE TO MANAGE THE COMBINED BUSINESSES OF ZIMMER OF CENTERPULSE, OUR OPERATING RESULTS WILL SUFFER.

     As a result of the consummation of the exchange offers, we will acquire approximately 2,800 employees of Centerpulse worldwide. Consequently, we will face challenges inherent in efficiently managing an increased number of employees over large geographic distances, including the need to implement appropriate systems, policies, benefits and compliance programs. The inability to manage successfully the geographically more diverse and substantially larger combined organization, or any significant delay in achieving successful management, could have a material adverse effect on us after the exchange offers are consummated and, as a result, on the market price of our common stock.

  OUR EXPOSURE TO THE EUROPEAN REGULATORY REGIME WILL INCREASE FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFERS.

     In 2002, we derived approximately US$480 million, or 35%, of our total revenue from sales of our products outside of the United States. The European region accounted for approximately 12% of our 2002 sales. After consummation of the exchange offers, approximately 41% of our total revenue will be derived from sales outside the United States. Approximately 25% of such total revenue will be derived from sales in the European region. Our international operations are, and will continue to be, subject to a number of risks and potential costs. We are required to obtain various licenses and permits from foreign governments and to comply with significant regulations that vary by country in order to market our products in such jurisdictions. There can be no assurance that we will be able to obtain and maintain any necessary licenses, permits and certifications or comply with applicable regulations of foreign governments. The failure by us to obtain or maintain the required licenses, permits or certifications, or comply with those regulations, could have a material adverse effect on our business and financial results.

  EXPOSURE TO FOREIGN MARKET RISK WILL BE INCREASED FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFERS.

     Centerpulse's largest division is orthopaedics, which focuses on joint care and includes a traditionally strong hip and knee implant business. Centerpulse estimates that it has a leading share of the European

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

implant market, with an approximate 25% market share. Centerpulse's spine-tech division offers a full range of spinal implant systems primarily in the United States. Centerpulse estimates that it has a global market share of 5%. Centerpulse's dental division, producing mainly dental implants, serves primarily the United States and European markets. The Americas are Zimmer's largest marketing region, accounting for approximately 68% of 2002 sales, with the United States accounting for the vast majority of sales in the region. The European regional accounted for approximately 12% of Zimmer's 2002 sales. The Asia-Pacific region accounted for approximately 20% of Zimmer's 2002 sales. Certain risks are inherent in international operations, including exposure to currency fluctuations, political and economic conditions and unexpected changes in regulatory requirements. For example, in Japan, in both 1998 and 2000, the Japanese Ministry of Health, Labor and Welfare implemented plans to reduce reconstructive implant and fracture management product prices. We expect health care reform and managed care to continue to develop in our primary international markets including the Asia-Pacific region, which may result in further downward pressure in product pricing. There can be no assurance that such factors will not have a greater adverse effect on Zimmer than on Centerpulse.

  IF WE FAIL TO ATTRACT, HIRE AND RETAIN QUALIFIED PERSONNEL, WE MAY NOT BE ABLE TO DESIGN, DEVELOP, MARKET OR SELL OUR PRODUCTS OR SUCCESSFULLY MANAGE OUR BUSINESS.

     Our ability to attract new customers, retain existing customers and pursue our strategic objectives depends on the continued services of our current management, sales, product development and technical personnel and our ability to identify, attract, train and retain similar personnel. Competition for top management personnel is intense and we may not be able to recruit and retain the personnel we need if we are unable to offer competitive salaries and benefits, or if our stock does not perform well. The loss of any one of our management personnel, or our inability to identify, attract, train, retain and integrate additional qualified management personnel, could make it difficult for us to manage our business successfully and pursue our strategic objectives. We do not carry key person life insurance on any of our employees. Similarly, competition for skilled sales, product development and technical personnel is intense and we may not be able to recruit and retain the personnel we need. The loss of the services of any key sales, product development and technical personnel, or our inability to hire new personnel with the requisite skills, could restrict our ability to develop new products or enhance existing products in a timely manner, sell products to our customers or manage our business effectively.

  IF WE FAIL TO MAINTAIN OUR RELATIONSHIPS WITH, AND THE SUPPORT OF, ORTHOPAEDIC SURGEONS, CUSTOMERS MAY NOT BUY OUR PRODUCTS AND OUR REVENUE AND PROFITABILITY MAY DECLINE.

     We have developed and maintain close relationships with a number of widely recognized orthopaedic surgeons who assist in product research and development and advise us on how to satisfy the full range of surgeon and patient needs. These professionals often become product "champions," speaking about our products at medical seminars, assisting in the training of other professionals in the use of our products and providing us with feedback on the industry's acceptance of our new products. The failure of our products to retain the support of orthopaedic surgeons, who frequently recommend products or influence product selection decisions, or the failure of our new products to secure and retain similar support from leading surgeons, could have a material adverse effect on our business, financial condition and results of operations.

  IF WE FAIL TO RETAIN THE INDEPENDENT AGENTS AND DISTRIBUTORS UPON WHOM WE RELY HEAVILY TO MARKET OUR PRODUCTS, CUSTOMERS MAY NOT BUY OUR PRODUCTS AND OUR REVENUE AND PROFITABILITY MAY DECLINE.

     Our marketing success in the United States and abroad depends largely upon our agents' and distributors' sales and service expertise and relationships with the customers in the marketplace. Many of these agents have developed strong ties to existing and potential customers because of their detailed knowledge of products and instruments and commonly provide operating room personnel with implant and instrument product training as well as product support in the operating room. A significant loss of these agents could have a material adverse effect on our business, financial condition and results of operations.

  IF WE DO NOT INTRODUCE NEW PRODUCTS IN A TIMELY MANNER, OUR PRODUCTS MAY BECOME OBSOLETE OVER TIME, CUSTOMERS MAY NOT BUY OUR PRODUCTS AND OUR REVENUE AND PROFITABILITY MAY DECLINE.

     Demand for our products may change, in certain cases, in ways we may not anticipate because of:

     - evolving customer needs;

     - the introduction of new products and technologies;

     - evolving surgical philosophies; and

     - evolving industry standards.

     Without the timely introduction of new products and enhancements, our products may become obsolete over time, in which case our revenue and operating results would suffer. The success of our new product offerings will depend on several factors, including our ability to:

     - properly identify and anticipate customer needs;

     - commercialize new products in a timely manner;

     - manufacture and deliver instrumentation and products in sufficient volumes on time;

     - differentiate our offerings from competitors' offerings;

     - achieve positive clinical outcomes for new products;

     - satisfy the increased demands by healthcare payors, providers and patients for shorter hospital stays, faster post-operative recovery and lower-cost procedures;

     - innovate and develop new materials, product designs and surgical techniques; and

     - provide adequate medical education relating to new products and attract key surgeons to advocate these new products.

     In addition, new materials, product designs and surgical techniques that we develop may not be accepted quickly, in some or all markets, because of, among other factors:

     - entrenched patterns of clinical practice;

     - the need for regulatory clearance; and

     - uncertainty with respect to third-party reimbursement.

     Moreover, innovations generally will require a substantial investment in research and development before we can determine the commercial viability of these innovations and we may not have the financial resources necessary to fund these innovations. In addition, even if we are able to successfully develop enhancements or new generations of our products, these enhancements or new generations of products may not produce revenue in excess of the costs of development and they may be quickly rendered obsolete by changing customer preferences or the introduction by our competitors of products embodying new technologies or features.

  WE CONDUCT A SIGNIFICANT AMOUNT OF OUR SALES ACTIVITY OUTSIDE OF THE UNITED STATES, WHICH SUBJECTS US TO ADDITIONAL BUSINESS RISKS AND MAY CAUSE OUR PROFITABILITY TO DECLINE DUE TO INCREASED COSTS.

     Because we sell our products in a number of foreign countries, our business is subject to risks associated with doing business internationally. In 2002, we derived approximately US$480 million, or 35% of our total revenue, from sales of our products outside of the United States. We intend to continue to pursue growth opportunities in sales internationally, which could expose us to greater risks associated with international sales and operations. In addition, after consummation of the exchange offers, approximately 41% of our total revenue will be derived from sales outside the United States. Our international operations are, and will continue to be, subject to a number of risks and potential costs, including:

     - changes in foreign medical reimbursement policies and programs;

     - unexpected changes in foreign regulatory requirements;

     - differing local product preferences and product requirements;

     - fluctuations in foreign currency exchange rates;

     - diminished protection of intellectual property in some countries outside of the United States;

     - trade protection measures and import or export licensing requirements;

     - difficulty in staffing and managing foreign operations;

     - labor force instability;

     - differing labor regulations;

     - potentially negative consequences from changes in tax laws; and

     - political and economic instability.

     As we expand our international operations, including through the acquisitions of Centerpulse and InCentive, we may encounter new risks. For example, as we focus on building our international sales and distribution networks in new geographic regions, we must continue to develop relationships with qualified local distributors and trading companies. If we are not successful in developing these relationships, we may not be able to grow sales in these geographic regions.

     Any of these factors may, individually or as a group, have a material adverse effect on our business, financial condition and results of operations.

  WE ARE SUBJECT TO RISKS ARISING FROM CURRENCY EXCHANGE RATE FLUCTUATIONS, WHICH COULD INCREASE OUR COSTS AND MAY CAUSE OUR PROFITABILITY TO DECLINE.

     In 2002, we derived approximately US$480 million, or 35% of our total revenues, from sales of our products outside of the United States. In addition, after consummation of the exchange offers, approximately 41% of our total revenue will be derived from sales outside the United States. Measured in local currency, a substantial portion of our business' foreign generated revenues were generated in Japan and in Europe. The United States dollar value of our foreign-generated revenues varies with currency exchange rate fluctuations. Significant increases in the value of the United States dollar relative to the Japanese yen or the euro, as well as other currencies, could have a material adverse effect on our results of operations. We address currency risk management through regular operating and financing activities, and on a limited basis, through the use of derivative financial instruments. The derivative financial instruments we enter into are in the form of foreign exchange forward contracts with major financial institutions. The forward contracts are designed to hedge anticipated foreign currency transactions, primarily intercompany sale and purchase transactions, for periods consistent with commitments. Realized and unrealized gains and losses on these contracts that qualify as cash flow hedges are temporarily recorded in other comprehensive income, then recognized in earnings when the hedged item affects net earnings.

  WE MAY ACQUIRE OTHER BUSINESSES OR FORM JOINT VENTURES THAT COULD NEGATIVELY AFFECT OUR PROFITABILITY, DILUTE YOUR OWNERSHIP OF OUR COMPANY, INCREASE OUR DEBT OR CAUSE US TO INCUR SIGNIFICANT EXPENSE.

     As part of our business strategy, we occasionally pursue acquisitions of other complementary businesses and technology licensing arrangements. We also occasionally intend to pursue strategic alliances that leverage our brand name and sales force to expand our product offerings and geographic presence. As a result, we may enter markets in which we have no or limited prior experience. If we were to make any acquisitions, we may not be able to integrate these acquisitions successfully into our existing business and we could assume unknown or contingent liabilities or experience negative effects on our reported results of operations from acquisition-related charges and the amortization of acquired technology, goodwill and other intangibles. Integration of an acquired company also may require management resources that otherwise would be available for ongoing development of our existing business. We may not identify or complete these transactions in a timely manner, on a cost-effective basis or at all, and we may not realize the benefits of any acquisition, technology license or strategic alliance. In addition, to finance any acquisitions, it may be necessary for us to raise additional funds through public or private financings. Additional funds may not be available on terms that are favorable to us and, in the case of equity financings, may result in dilution to our stockholders. Furthermore, we may be limited in our ability to issue stock as consideration for future acquisitions in order to ensure the tax-free treatment of the distribution of our stock from our former parent. Any future acquisitions by us could also result in large and immediate write-offs, the incurrence of debt and contingent liabilities or amortization of expenses related to goodwill and other intangibles, any of which could harm our operating results.

  IF WE ARE UNABLE TO PROTECT OUR INTELLECTUAL PROPERTY RIGHTS, OUR BUSINESS AND PROSPECTS MAY BE HARMED.

     Our failure to protect our intellectual property could seriously harm our business and prospects because we believe that developing new products and technologies that are unique is critical to our success. We will incur substantial costs in obtaining patents and, if necessary, defending our intellectual propriety rights. The patent positions of orthopaedic reconstructive implant and fracture management product companies, including ours, can be highly uncertain and involve complex and evolving legal and factual questions. We do not know whether we will obtain the patent protection we seek, or that the protection we do obtain will be found valid and enforceable if challenged. Our efforts to protect our intellectual property through patents, trademarks, service marks, domain names, trade secrets, copyrights, confidentiality and nondisclosure agreements and other measures may not be adequate to protect our proprietary rights. Patent filings by third parties, whether made before or after the date of our filings, could render our intellectual property less valuable. Disputes may arise as to ownership of our intellectual property or as to whether products designed by our competitors infringe our intellectual property rights. Employees, consultants and others who participate in developing our products may breach their agreements with us regarding our intellectual property, and we may not have adequate remedies for the breach. In addition, intellectual property rights may be unavailable or limited in some foreign countries, which could make it easier for competitors to capture market position. Competitors may also capture market share from us by designing products that mirror the capabilities of our products or technology without infringing our intellectual property rights. If we do not obtain sufficient international protection for our intellectual property, our competitiveness in international markets could be impaired, which would limit our growth and future revenue.

  PUBLIC ANNOUNCEMENTS OF LITIGATION EVENTS MAY CAUSE OUR STOCK PRICE TO
  DECLINE.

     During the course of our administrative proceedings and/or lawsuits, there may be public announcements of the results of hearings, motions, and other interim proceedings or developments in the litigation. If securities analysts or investors perceive these results to be negative, it could have a substantial negative effect on the trading price of our common stock.

  WE MAY BE SUBJECT TO INTELLECTUAL PROPERTY LITIGATION AND INFRINGEMENT CLAIMS, WHICH COULD CAUSE US TO INCUR SIGNIFICANT EXPENSES OR PREVENT US FROM SELLING OUR PRODUCTS.

     A successful claim of patent or other intellectual property infringement against us could adversely affect our growth and profitability, in some cases materially. We cannot assure you that others will not claim that our proprietary or licensed products are infringing their intellectual property rights or that we do not in fact infringe those intellectual property rights. From time to time, we receive notices from third parties of potential infringement and receive claims of potential infringement. We may be unaware of intellectual property rights of others that may cover some of our technology. If someone claims that our products infringed their intellectual property rights, any resulting litigation could be costly and time consuming and would divert the attention of management and key personnel from other business issues. The complexity of the technology involved and the uncertainty of intellectual property litigation increase these risks. Claims of intellectual property infringement also might require us to enter into costly royalty or license agreements. However, we may be unable to obtain royalty or license agreements on terms acceptable to us or at all. We also may be subject to significant damages or an injunction preventing us from manufacturing, selling or using some of our products in the event of a successful claim of patent or other intellectual property infringement. Any of these adverse consequences could have a material adverse effect on our business, financial condition and results of operations.

  WE MAY NOT HAVE FINANCING FOR FUTURE CAPITAL REQUIREMENTS, WHICH MAY PREVENT US FROM ADDRESSING GAPS IN OUR PRODUCT OFFERINGS, IMPROVING OUR TECHNOLOGY OR INCREASING OUR MANUFACTURING CAPACITY.

     If we cannot incur additional debt or issue equity or are limited with respect to incurring additional debt or issuing equity, we may be unable to address gaps in our product offerings, improve our technology or increase our manufacturing capacity, particularly through strategic acquisitions or investments. Although historically our cash flow from operations has been sufficient to satisfy working capital, capital expenditure and research and development requirements, in the future we may need to incur additional debt or issue equity in order to fund these requirements as well as to make acquisitions and other investments. We cannot assure you that debt or equity financing will be available to us on acceptable terms or at all. If we raise funds through the issuance of debt or equity, any debt securities or preferred stock issued will have rights and preferences and privileges senior to those of holders of our common stock in the event of a liquidation. The terms of the debt securities may impose restrictions on our operations. If we raised funds through the issuance of equity, this issuance would dilute your ownership of us.

     If the price of our equity is low or volatile, we may not be able to issue additional equity to fund future acquisitions. Also, regardless of the volatility of the price of our equity, we may be limited in our ability to issue stock as consideration for future acquisitions in order to ensure the tax-free treatment of the distribution of our stock from our former parent.

     Our ability to make payments on and to refinance our indebtedness, including the debt to be incurred under the credit agreements dated June 12, 2003 among Zimmer, the lenders and the other parties thereto, and future indebtedness, and to fund working capital, capital expenditures and strategic acquisitions and investments, will depend on our ability to generate cash in the future. Our ability to generate cash is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control.

  WE MAY BE AFFECTED BY ENVIRONMENTAL LAWS AND REGULATIONS.

     We are subject to a variety of laws, rules and regulations in the United States relating to discharges of substances in the air, water and land, the handling, storage and disposal of wastes and the cleanup of properties necessitated by pollutants. Any of those regulations could require us to acquire expensive equipment or to incur substantial other expenses to comply with them. If we incur substantial additional expenses, product costs could significantly increase. Also, if we fail to comply with present or future environmental laws, rules and regulations, such failure could result in fines, suspension of production or cessation of operations.

                                 THE COMPANIES

ZIMMER HOLDINGS, INC.

  GENERAL

     Zimmer Holdings, Inc. is a company incorporated in Delaware with its shares listed on the New York Stock Exchange under the symbol "ZMH." An additional listing application will be submitted to the New York Stock Exchange and a supplemental listing application will be submitted to the SWX Swiss Exchange in order to list the shares to be issued in connection with the exchange offers.

     Zimmer was incorporated on January 12, 2001 as a wholly owned subsidiary of our former parent as part of a previously announced plan by our former parent to create a separate company relating to the design, development, manufacture and marketing of orthopaedic reconstructive implants, trauma products and other products used for orthopaedic surgery. Zimmer, Inc., our predecessor founded in 1927, was acquired by our former parent in 1972 and along with its wholly owned subsidiaries and certain other of our former parent's operations comprised the orthopaedics business of our former parent until our incorporation. Unless the context requires otherwise, the term "Zimmer" as used herein refers to Zimmer and all of its subsidiaries and the predecessor orthopaedics business operated thereunder.

     On July 25, 2001, our former parent transferred the assets and liabilities of its orthopaedics business to us. On August 6, 2001, our former parent distributed all of the shares of our common stock to its stockholders in the form of a dividend of one share of our common stock, and the associated preferred stock purchase right, for every ten shares of our former parent's common stock, referred to as the distribution or separation. Our former parent received a ruling from the IRS that the transfer of the orthopaedics business to us and the subsequent distribution of all our common stock to our former parent's stockholders qualified as a tax free transaction.

  GEOGRAPHIC SEGMENTS

     We have operations in 20 countries and market our products in more than 70 countries, with headquarters in Warsaw, Indiana, and manufacturing, distribution and warehousing and/or office facilities in more than 50 locations worldwide. Our operations are divided into three major geographic areas -- the Americas, which is comprised principally of the United States (accounting for approximately 96% of 2002 Americas net sales) and includes other North, Central and South American markets; Asia-Pacific, which is comprised primarily of Japan (accounting for approximately 71% of 2002 Asia-Pacific net sales) and includes other Asian and Pacific markets; and Europe, which is comprised principally of Europe and includes the Middle East and Africa.

     Our products are distributed in these regions primarily through networks of agents and distributors who market and sell to orthopaedic surgeons, third party distributors, hospitals and surgery centers, among others.

     Our primary customers include orthopaedic surgeons, hospitals and healthcare purchasing organizations or buying groups. These customers range from large multinational enterprises to independent surgeons. A majority of U.S. hospitals and surgeons belong to at least one group purchasing organization. No individual end user accounted for more than 1.0% of net sales.

     We utilize more than 1,300 sales associates, sales managers and support personnel, some of whom are employed by independent distributors. We invest a significant amount of time and expense in providing training in such areas as product features and benefits, how to use specific products and how to best assist surgeons. The presence of sales representatives is deemed by surgeons and hospitals to be necessary in a high number of procedures and the extensive sales training provided by us enables representatives, when requested, to make meaningful contributions during surgeries. Sales force representatives rely heavily on strong technical selling skills, medical education and in-surgery staff technical support.

     In response to the different healthcare systems throughout the world, our sales and marketing strategies and organizational structures differ by region. We have, however, carefully integrated a global approach to sales force training, marketing and medical education into each locality to provide consistent, high quality service. We sponsor more than 300 medical education events each year for and with orthopaedic surgeons around the world.

     The Americas is the largest region, accounting for approximately 68% of 2002 sales, with the United States accounting for the vast majority of sales in this region. The U.S. sales force consists of 26 independent distributors with more than 700 sales associates, sales managers and sales support personnel, all of whom sell our products exclusively. Also, we have concentrated on negotiating contracts with buying groups and managed care accounts and have increased unit growth by linking the level of discount received to sales growth.

     The Asia-Pacific region accounted for approximately 20% of 2002 sales, with Japan being the largest foreign market and accounting for the majority of sales in that region. In Japan and most countries in the Asia-Pacific region, we maintain a network of dealers and approximately 400 sales associates and sales support personnel who build and maintain strong relationships with leading orthopaedic surgeons in their markets.

     The European region accounted for approximately 12% of 2002 sales, with France, Germany, Italy, Spain and the United Kingdom accounting for approximately 75% of sales in that region. In addition, we also operate in other key markets such as the Benelux, Nordic, Switzerland and emerging regions such as Russia, Central Europe, and the Mediterranean. Our sales force in this region is also comprised of independent distributors, commissioned agents, and approximately 200 direct sales associates and sales support personnel.

  PRODUCTS

     We are a global leader in the design, development, manufacture and marketing of reconstructive orthopaedic implants and trauma products. Orthopaedic reconstruction implants restore joint function lost due to disease or trauma in joints such as knees, hips, shoulders and elbows. Trauma products are devices used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. We also manufacture and market other products related to orthopaedic surgery. For the year 2002, we recorded worldwide revenues of approximately US$1.4 billion.

     Our principal executive offices are located at 345 East Main Street, Warsaw, Indiana 46580 and our telephone number is (574) 267-6131.

CENTERPULSE AG

     Centerpulse AG, formerly Sulzer Medica AG, is a leading medical technology group employing over 2,800 employees globally, which serves the reconstructive joint, spinal and dental implant markets. Following the divestiture of its cardiovascular division, which was concluded in January 2003, Centerpulse is organized into three divisions: orthopaedics, spine-tech and dental. Centerpulse, which is organized and headquartered in Switzerland, has five production facilities in Switzerland, the United States and France. For the year 2002, Centerpulse recorded worldwide revenues from continuing operations of approximately CHF 1.2 billion. Under its articles of association, Centerpulse has three legal names, each of which identifies the same legal entity:
Centerpulse AG, Centerpulse Ltd. and Centerpulse SA.

     Centerpulse's largest division is orthopaedics, which focuses on joint care and includes the traditionally strong hip and knee implant businesses. Centerpulse estimates that it has a leading share of the European implant market, with an approximate 25% market share. In 2002, the orthopaedics division reported total sales of CHF 923 million, of which CHF 542 million was in Europe. The currency adjusted underlying sales growth for 2002 was 14%.

     Centerpulse's spine-tech division offers a full range of spinal implant systems primarily in the United States. Centerpulse estimates that it has a global market share of approximately 5%. In 2002, the spine-tech division had sales of CHF 179 million, a currency adjusted growth of approximately 12% for 2002.

     Centerpulse's dental division, producing mainly dental implants, serves primarily the United States and European markets. Centerpulse estimates that it occupies the No. 4 position globally, with a market share of approximately 13%. In 2002, the dental division had sales of CHF 131 million, a currency adjusted increase of approximately 18% for 2002.

     The address of Centerpulse's principal place of business is Andreasstrasse 15, CH-8050 Zurich, Switzerland, and Centerpulse's telephone number is +41 1 306 96 96.

  FINANCIAL FORECASTS

     During the course of our due diligence review of documentation provided to us by Centerpulse, conducted during May and June 2003, Centerpulse provided us with information regarding its anticipated future results for the years ending December 31, 2003, 2004, 2005, 2006 and 2007. However, we were provided these forecasts following the pre-announcement of the exchange offers and we were not provided detailed supporting materials necessary to validate the underlying assumptions of such forecasts.

     The projected total sales and the projected net income, calculated in accordance with IFRS, included in such information for each of those years was as follows:

YEAR ENDING DECEMBER 31,                                   PROJECTED TOTAL SALES   PROJECTED NET INCOME
------------------------                                   ---------------------   --------------------
                                                             (IN MILLIONS CHF)      (IN MILLIONS CHF)
       2003..............................................          1,348                    130
       2004..............................................          1,502                    169
       2005..............................................          1,681                    213
       2006..............................................          1,888                    259
       2007..............................................          2,110                    306

     The information in the preceding paragraph was prepared by Centerpulse solely for internal use and not for publication or public disclosure. We are not including this information in this proxy statement to influence your decision whether to vote in favor of the proposal, but because this information was made available by Centerpulse to us, and you should not rely on this information in making your decision how to vote. This information was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Centerpulse's management. In particular, this information may be affected by Centerpulse's ability to achieve strategic goals, objectives and targets over the applicable period. These assumptions necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond Centerpulse's control. Accordingly, actual results may vary significantly from those set forth in this information. In addition, this information was not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or U.S. GAAP. Moreover, this information was not reconciled to U.S. GAAP. None of Centerpulse, the Centerpulse board of directors, Centerpulse's advisors, agents, representatives or independent consultants and accountants and none of Zimmer, its board of directors, advisors, agents, representatives or independent consultants and accountants assume any responsibility for the accuracy of this information, nor do they assume any obligation to update or revise this information. Neither Centerpulse nor Zimmer intends to make publicly available any update or other revisions to any of the information to reflect circumstances existing after the date of preparation of this information or the occurrence of unanticipated events, even if experience or future changes in assumed conditions make it clear that this information is inaccurate. The inclusion of this information in this proxy statement should not be regarded as a representation by Centerpulse, Zimmer or any other person that the forecasted results will be achieved.

  LITIGATION MATTERS

     According to publicly available information concerning Centerpulse, Centerpulse is currently party to various litigation related to alleged defects in certain of its products, specifically, Inter-Op(TM) shell and tibial base plates. Following Centerpulse's December 5, 2000 recall of various Inter-Op(TM) shells and May 17, 2001 notification regarding the tibial base plates, lawsuits were filed in both state and federal courts throughout the United States against Centerpulse, alleging defective design, marketing and manufacture of these products. Plaintiffs also alleged claims against Centerpulse for breach of express and implied warranties associated with these devises.

     Between June and September 2001, the Judicial Panel on Multi-District Litigation consolidated and transferred all pending federal litigation relating to the Inter-Op(TM) shell and the tibial base plate to the U.S. District Court for the Northern District of Ohio. In addition to the multi-district litigation proceeding in the federal court, a substantial number of lawsuits were filed in state courts around the country. In August 2001, in Nueces County, Texas, Centerpulse defended the only recall-related lawsuit ever to go to trial. The jury in that lawsuit awarded the three patients and their spouses a total of approximately US$15 million. Centerpulse subsequently appealed the judgment and later settled the lawsuit for a substantially reduced amount.

     Also in August 2001, the district court conditionally certified a class of affected product recipients and preliminarily approved a class action settlement agreement that resolved all claims related to the affected products. This initial settlement agreement was modified in extensive negotiations over the succeeding seven months culminating in a final agreement reached through the combined efforts of attorneys for Centerpulse and attorneys representing patients in both federal and state courts. The district court granted preliminary approval of the modified settlement agreement on March 13, 2002 and final approval on May 8, 2002. Following the end of the appeal period on July 5, 2002 (by which time no appeals were filed), there should be no further challenges to the settlement agreement.

     The final settlement agreement established a settlement trust in order to pay claims in accordance with the terms of the settlement agreement. The settlement trust was funded with approximately US$1.1 billion, of which Centerpulse contributed US$725 million in cash on November 4, 2002. Centerpulse's insurers and Sulzer AG, Centerpulse's former parent company, funded the balance. The settlement trust is divided into five separate funds: the Medical Research and Monitoring Fund (US$1.0 million); the Unrevised Affected Product Recipient Fund (US$28 million), from which class members who have not undergone a revision surgery are entitled to receive US$1,000; the Affected Product Revision Surgery Fund (US$622.5 million), from which class members who have undergone a revision surgery are entitled to receive US$160,000 for each affected product that has been revised; the Extraordinary Injury Fund (US$100 million), from which a class member who has experienced any of several specified complications related to an affected product may apply for benefits; and the Professional Services Fund (US$244 million), which includes two sub-funds: the Subrogation and Uninsured Expenses Sub-Fund (US$60 million), from which third-party payors and uninsured patients may be reimbursed their expenses up to US$15,000 per affected product revision surgery; and the Plaintiffs' Counsel Sub-Fund (US$184 million), from which contingent-fee attorneys representing class members are entitled to receive up to US$46,000 per revision and from which participating attorneys are eligible to be compensated.

     Centerpulse has entered into separate agreements with the Centers for Medicare and Medicaid Services, or Medicare, and approximately 200 private insurers implementing a process for validating and paying claims for reimbursement of expenses from the Subrogation and Uninsured Expenses Sub-Fund. Pursuant to these agreements, Medicare and the private insurers receive a lump sum of no more than US$15,000 for each patient for whom they are the primary payor.

     The settlement agreement specifies certain cut-off dates after which class members who undergo a revision surgery for an affected product are no longer eligible to receive benefits as a consequence of that revision surgery. These dates are June 5, 2003 for class members implanted with an affected Inter-Op(TM) shell; November 17, 2003 for class members implanted with an affected tibial base plate; and September 8, 2004 for class members implanted with a reprocessed Inter-Op(TM) shell. Patients whose reprocessed Inter-Op(TM) shell, a shell recovered in the voluntary recall and subjected to a newly validated cleaning and Inter-Op(TM) process prior to implantation, is revised prior to the cut-off date are entitled to class revision surgery benefits.

     Notwithstanding the settlement of the matters covered by the settlement agreement, Centerpulse may still have certain further liability in respect thereof because those class plaintiffs who opted out of the settlement agreement class action are entitled to assert, and may continue to assert, their individual claims against Centerpulse. As of April 11, 2003, 36 opt outs had not resolved their individual claims against Centerpulse. One of these is known to have undergone revision surgery, 31 do not appear to have undergone revision surgery and the status of four is unknown.

     In addition, pursuant to the settlement agreement, Centerpulse agreed to fund 50% of the cost of providing benefits for each validated claim for revision surgery benefits in excess of 4,000 and 100% of the cost of providing benefits for each validated claim for reprocessed Inter-Op(TM) shell revision surgery benefits in excess of 64. As of April 11, 2003, the claims administrator for the settlement trust had received 4,362 claim forms in relation to hip implant and tibial base plate revision surgery and 150 claim forms for reprocessed hip implant revision surgery. The claims administrator has determined that for these classes of claims, 3,795 and 119 respectively are valid. It is not known at present how many more claims will be made or whether the remaining and future claims are likely to be valid and hence how many will qualify for settlement. Claims processing will continue throughout 2003, 2004 and 2005. In addition, in the event that the US$60 million Subrogation and Uninsured Expense Sub-Fund is depleted, the settlement agreement provides that the settlement trust can apply to Centerpulse for additional funding.

     Outside of the United States, the other main litigation associated with the recalls has taken place in Canada. Approximately 780 Inter-Op(TM) shells and 453 reprocessed shells were sold in Canada, all of which were sold in Quebec and all plaintiffs are believed to be residents of Quebec. The total number of cases of revision surgery is approximately 110. On May 7, 2002, Centerpulse agreed to a class action settlement in a lawsuit pending in Quebec Superior Court. The Quebec court granted preliminary approval of the class action settlement on December 20, 2002 and final approval on March 28, 2003, subject to the entry of a written order. The settlement calls for Centerpulse to pay US$1,000 to each class member who has not undergone a revision surgery, US$75,000 to each class member who has undergone a single revision of an affected product, US$100,000 to each class member who has undergone two revisions of an affected product and US$150,000 to each class member who has undergone three or more revisions of an affected product or who experienced any of several specified complications. Following final approval of the settlement, class members have 30 days during which to opt out of the class if they so choose. Prior to preliminary approval of the class settlement, Centerpulse concluded individual settlements with 70 patients, representing what Centerpulse believes is the majority of Canadian patients whose recalled Inter-Op(TM) shell required a revision surgery.

     Outside of the United States and Canada, approximately 140 affected recipients in Australia, Austria, Belgium, France, Germany, Italy, Japan, Korea, Sweden and Switzerland had to undergo revision surgery. In some instances, the patients who received affected hip or knee implants have brought claims against Centerpulse. Several of these claims have already been settled.

     After consummation of our offer, Centerpulse will be a subsidiary of Zimmer and, therefore, the financial position, results of operations and cash flows of Zimmer may be affected by any liabilities of Centerpulse relating to the Inter-Op(TM) shells or tibial base plates.

INCENTIVE CAPITAL AG

     InCentive Capital AG is an investment company domiciled in Zug, Switzerland. Its predecessor corporation was InCentive Investment AG, which was incorporated in 1985. InCentive Investment AG was merged into India Investment AG at the end of October 2000, and was renamed InCentive Capital AG. InCentive is listed on the investment companies segment of the SWX Swiss Exchange. Under its articles of association, InCentive has three legal names, each of which identifies the same legal entity: InCentive Capital AG, InCentive Capital Ltd. and InCentive Capital SA.

     InCentive's principal activities consist in the direct or indirect acquisition, management and disposal of all forms of participations in quoted and unquoted domestic and foreign companies, with no regard to risk diversification. InCentive may actively influence the management of companies in which it is invested.

InCentive may enter into all forms of financial transactions, including, but not limited to, the use of derivative instruments, the borrowing of external capital and the extension of financing to other companies.

     InCentive's objective is to provide a vehicle for investors to achieve long-term capital appreciation, primarily through investments in undervalued companies or companies with strategic potential. InCentive aims to catalyze corporate change through such investments. In addition, InCentive invests selectively in high growth industries, such as, but not limited to, quoted and unquoted companies in the global healthcare and technology sectors.

     As of its 2002 Annual Report, InCentive acquired stakes in Swiss or foreign public or private companies. Its primary purpose was to catalyze change in companies which in InCentive's opinion were undervalued or which had strategic potential, primarily through merger and acquisition transactions, restructurings and participation in industry consolidations. InCentive also invested selectively in areas such as healthcare and technology, including its ownership of approximately 18.9% of the registered shares of Centerpulse.

     The address of InCentive's principal place of business is Baarerstrasse 8, CH-6301 Zug, Switzerland, and InCentive's telephone number is +41 41 712 29 45.

                   THE SPECIAL MEETING AND PROXY SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for use at the special meeting of stockholders on July 22, 2003.

     This proxy statement is being sent to all stockholders of record as of the close of business on June 16, 2003 for delivery beginning June 23, 2003.

PLACE, DATE AND TIME

     The special meeting of stockholders will be held at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on July 22, 2003, at 11:00 a.m.

     Purpose of the Special Meeting

     The special meeting is being held for our stockholders to consider and vote upon the approval of the issuance of that number of shares of our common stock necessary to consummate the exchange offers.

STOCKHOLDERS ENTITLED TO VOTE

     Holders of record of shares of our common stock at the close of business on June 16, 2003 will be entitled to vote at the special meeting. Each share is entitled to one vote on each matter properly brought before the special meeting. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the special meeting the opportunity to do so whether or not they attend the special meeting in person.

PROXIES AND VOTING

     If you are a registered stockholder, you can simplify your voting and save us expense by voting via the Internet (by visiting the website established for that purpose at http://www.eproxy.com/zmh and following the instructions listed there) or calling the toll-free number listed on the proxy card. Internet and telephone voting information is provided on the proxy card. A control number, located on the lower right of the proxy card, is designated to verify a stockholder's identity and allow the stockholder to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the Internet or by telephone, please do not return a signed proxy card.

     If you choose to vote by mail, mark your proxy card enclosed with the proxy statement, date and sign it, and mail it in the postage-paid envelope. The shares represented will be voted according to your directions. You can specify how you want your shares voted on the proposal by marking the appropriate box on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposal and the position of our Board of Directors in the proxy statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on the proposal, it will be voted according to the recommendation of our Board of Directors on that proposal. That recommendation is shown for the proposal on the proxy card. In addition, to the extent shares are not voted, such "non-votes" will not be considered as votes cast in determining the outcome of the proposal.

     If you are a beneficial stockholder, you must provide instructions on voting to your nominee holder.

     For the reasons set forth in more detail later in the proxy statement, our Board of Directors recommends a vote "FOR" the approval of the issuance of up to
45.4 million shares of our common stock in connection with the exchange offers.

     Our Board of Directors knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

     The affirmative vote of a majority of the shares of stock present in person or by proxy and entitled to vote on the matter is required for approval of the proposal, provided that a quorum consisting of a majority of the shares of common stock entitled to vote is present.

     In accordance with the laws of the State of Delaware and our restated certificate of incorporation and restated by-laws for the adoption of all other proposals, which are decided by a majority of the shares of stock of the company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR," "AGAINST" or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote; broker non-votes are not counted.

     If you are a registered stockholder and wish to give your proxy to someone other than the individuals named on the proxy card, you may do so by crossing out the names appearing on the proxy card and inserting the name of another person. The signed card must be presented at the meeting by the person you have designated on the proxy card.

     If you are a beneficial holder and wish to vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

     Tabulation of proxies and the votes cast at the meeting will be conducted by an independent agent and certified to by independent inspectors of election. Any information that identifies the stockholder or the particular vote of a stockholder will be kept confidential.

REVOCABILITY OF PROXIES

     Our stockholders are being asked to sign and return to us the proxy card accompanying this proxy statement as soon as possible. If you are unable to attend the special meeting, a proxy card is attached for use at the special meeting. You are requested to sign and return the enclosed proxy card as promptly as possible, whether you plan to attend the meeting in person or not. You may revoke your proxy at any time prior to the meeting or, if you do attend the meeting, you may revoke your proxy at that time, if you wish.

     You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (1) by giving timely written notice of the revocation to the Secretary of Zimmer; (2) by executing and delivering a proxy with a later date; or (3) by voting in person at the meeting.

COSTS OF PROXY SOLICITATION

     Our employees may solicit proxies on behalf of our Board of Directors through the mail, in person, and by telecommunications. The cost thereof will be borne by Zimmer. In addition, management has retained Innisfree M&A Incorporated to assist in soliciting proxies for a fee of US$15,000, plus out-of-pocket expenses. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of our stock.

VOTING BY OUR DIRECTORS AND EXECUTIVE OFFICERS

     At the close of business on the record date, our directors and executive officers were entitled to vote 1,654,293 shares of our common stock, or less than 1% of the shares outstanding on that date. For more information about the stock ownership of our directors and executive officers, please see the section captioned "SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS."

                              LIST OF STOCKHOLDERS

     In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 5:00 p.m., at our offices at 345 East Main Street, Warsaw, Indiana, 46580 by contacting the Secretary of Zimmer.

                               VOTING SECURITIES

     At the close of business on June 16, 2003, there were 196,716,694 shares of our common stock outstanding and entitled to vote.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of our common stock as of June 16, 2003. Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power.

NAME AND ADDRESS                                              TOTAL NUMBER OF   PERCENT
OF BENEFICIAL OWNER                                            SHARES OWNED     OF CLASS
-------------------                                           ---------------   --------
FMR Corp.(1)................................................    20,835,647      10.683%
82 Devonshire Street
Boston, MA 02109

---------------

(1) Based solely on information provided by FMR Corp. in an amended Schedule 13G filed with the SEC on February 14, 2003. Of the total shares reported, Fidelity Management & Research Company beneficially owns 20,000,262 shares; Fidelity Management Trust Company beneficially owns 518,609 shares; Strategic Advisers, Inc. beneficially owns 221,519 shares; Geode Capital Management, LLC beneficially owns 677 shares; and Edward C. Johnson 3d beneficially owns 94,580 shares. The reporting persons have sole power to dispose of 20,835,647 shares.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth, as of June 16, 2003, beneficial ownership of shares of our common stock by each director, each of the five most highly compensated executive officers and all directors and such executive officers as a group. Neither all directors and executive officers as a group nor any of the individuals named below beneficially owns greater than 1% of the outstanding shares of our common stock.

     Unless otherwise noted, such shares are owned directly or indirectly with sole voting and investment power.

                                                              TOTAL            SHARES           DEFERRED
                                                             SHARES         ACQUIRABLE IN        SHARE
NAME                                                        OWNED(1)         60 DAYS(2)          UNITS
----                                                        ---------       -------------       --------
J. Raymond Elliott......................................      592,008             526,221              0
Larry C. Glasscock......................................       54,121(3)           51,835(4)       2,246(5)
Regina E. Herzlinger, D.B.A. ...........................       53,412(6)           51,126(4)       2,246(5)
John L. McGoldrick......................................       63,725(7)           50,000(4)       2,246(5)
Augustus A. White, III, M.D., Ph.D. ....................       52,646(8)           50,000(4)       2,246(5)
Sam R. Leno.............................................      145,777              94,475              0
Bruce E. Peterson.......................................      182,436             151,616              0
Bruno A. Melzi..........................................       89,280              78,275              0
David C. Dvorak.........................................       21,394              21,159              0
All directors and executive officers as a group (13
  persons)..............................................    1,654,293           1,451,843          8,984

---------------

(1) Includes direct and indirect ownership of shares, stock options that are currently exercisable and stock options that will be exercisable within 60 days of June 16, 2003, deferred share units and the following restricted shares, which are subject to vesting requirements: Mr. Elliott -- 30,526; Mr. Leno -- 50,904; Mr. Peterson -- 12,105; Mr. Melzi -- 11,005; and all
    directors and executive officers as a group -- 122,155.

(2) Includes stock options that are currently exercisable and stock options that will be exercisable within 60 days of June 16, 2003.

(3) Includes 40 shares held in a trust with respect to which voting authority is shared with the trustee.

(4) Includes shares underlying stock options granted to non-employee directors in three installments during 2001. Such options become fully exercisable on the third anniversary of the date of grant of the first installment, or upon the director's retirement from the Board of Directors.

(5) Amounts credited to directors' accounts in the 2001 Deferred Compensation Plan for Non-Employee Directors as deferred share units that will be paid in shares of our common stock within 60 days after cessation of the individual's service as a director.

(6) Includes 40 shares owned jointly by Dr. Herzlinger and her spouse over which she exercises shared voting and investment power.

(7) Includes 3,000 shares with respect to which Mr. McGoldrick shares dispositive power.

(8) Includes 400 shares owned by adult children of Dr. White. Dr. White disclaims beneficial ownership of such shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, our directors, executive officers and the beneficial holders of more than 10% of our common stock are required to file reports of ownership and changes in ownership with the SEC. Based on our records and other information, we believe that during 2002 all applicable Section 16(a) filing requirements were met, except that, due to administrative oversight, two late filings of Forms 4 were made for each of Mr. Glasscock, Dr. Herzlinger and Dr. White and one late filing of Form 4 was made for Mr. McGoldrick. Each of the late filings reported an accrual of deferred share units under our Deferred Compensation Plan for Non-Employee Directors.

             PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH
                          THE PROPOSED EXCHANGE OFFERS

GENERAL

     Our Board of Directors has approved the acquisition, pursuant to parallel exchange offers, of all of the outstanding Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares, in exchange for shares of our common stock and cash. Additionally, in connection with the exchange offers, our Board of Directors has approved the issuance of that number of shares of our common stock necessary to consummate the exchange offers and has directed that the proposal be submitted to the vote of the stockholders at the special meeting.


     The New York Stock Exchange rules require the approval of our stockholders prior to the issuance of additional shares of our common stock in any transaction if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. As of June 16, 2003, there were 196,716,694 shares of our common stock outstanding and 18,136,304 shares reserved for issuance under Zimmer option plans. In connection with the exchange offers, it is currently estimated that up to approximately
45.4 million shares of our common stock, or approximately 23% of our currently outstanding shares of common stock, may be issued. The issuance of the shares of our common stock will allow us to conduct and consummate the exchange offers discussed below.


BACKGROUND OF THE EXCHANGE OFFERS

     Our strategic objective has been to become the leader in the design, development, manufacturing and marketing of orthopaedic reconstructive implants and fracture management products with future growth emphasis on spine, orthobiologics and minimally invasive surgeries. In this regard, we have attempted to increase our market share and presence worldwide in the geographical areas in which we principally compete, namely the Americas, Asia-Pacific and with a special emphasis on European strategic growth. As a key element of our execution of this strategy, we have from time to time explored possible acquisitions of complementary businesses and technologies to expand our product and service offerings and leverage our brand name and salesforce, including the acquisition of Centerpulse.

     On March 10, 2002, Mr. J. Raymond Elliott, Zimmer's Chairman, President and Chief Executive Officer, and Dr. Max Link, the Chairman of Centerpulse, met in New York to discuss a potential business combination between Zimmer and Centerpulse.

     On March 12, 2002, Zimmer formally engaged Credit Suisse First Boston to act as its exclusive financial advisor in connection with its potential interest in the acquisition of Centerpulse.

     Between March 12, 2002 and June 26, 2002, representatives of Credit Suisse First Boston met several times with representatives of Zimmer to discuss the financial and strategic merits of a potential combination of Zimmer and Centerpulse.

     At a June 26, 2002 meeting of our board of directors, representatives of Credit Suisse First Boston reviewed with the board of directors the relative merits of a business combination with Centerpulse as compared to other available acquisition alternatives in the global orthopaedic sector, and the unique strategic fit of a potential business combination with Centerpulse, including complementary geographic markets and product lines. At the conclusion of this meeting, the board of directors determined to further consider a possible business combination between Zimmer and Centerpulse and authorized the management of Zimmer and its financial advisor to contact the management of Centerpulse regarding a possible transaction.

     On June 30, 2002, Mr. Elliott and Mr. Sam R. Leno, the Senior Vice President and Chief Financial Officer of Zimmer, met in Madrid, Spain with Dr. Link to discuss the potential of a business combination between Zimmer and Centerpulse, including the merits of such a combination, potential structure and timing and general views as to valuation.

     In early July 2002, Mr. Elliott and Dr. Link, at the conclusion of a telephone conversation regarding a potential business combination of Zimmer and Centerpulse, determined to discontinue talks regarding combining the two companies because of significant differences between the parties regarding the relative valuations of Zimmer and Centerpulse. On July 15, 2002, Dr. Link assumed the added responsibility of Chief Executive Officer of Centerpulse.

     On August 20, 2002, Mr. Rene Braginsky, Chief Executive Officer of InCentive, a significant shareholder of Centerpulse, and a representative of Credit Suisse First Boston met in Zurich for purposes of a general business discussion. Among other matters, the subject of a potential business combination between Zimmer and Centerpulse was discussed, and Mr. Braginsky suggested the reopening of discussions between Zimmer and Centerpulse.

     Subsequent to the August 20 meeting, the parties agreed to schedule another meeting between representatives of Zimmer and Centerpulse.

     On September 5, 2002, a representative of Credit Suisse First Boston contacted Prof. Dr. Rolf Watter, a member of Centerpulse's board of directors, to discuss a potential re-initiation of discussions between Zimmer and Centerpulse.

     On September 7, 2002, Dr. Watter communicated to the Credit Suisse First Boston representative that certain members of Centerpulse's board, including Dr. Link, Dr. Watter and Dr. Johannes Randegger, would be willing to meet Mr. Elliott and Mr. Leno in Zurich on September 22, 2002.

     On September 22, 2002, Mr. Elliott and Mr. Leno met in Zurich, Switzerland with Dr. Link, Mr. Urs Kamber, the Chief Financial Officer of Centerpulse, Dr. Randegger and Dr. Watter to discuss the strategic compatibility of Zimmer and Centerpulse. At the conclusion of the meeting, the parties agreed to re-initiate discussions regarding a potential business combination of Zimmer and Centerpulse after Centerpulse had completed a rights offering to its existing shareholders, which offering funded the settlement trust with respect to U.S. litigation related to Inter-Op(TM) and tibial base plates.

     On October 9, 2002, after Centerpulse had completed its rights offering, representatives of Zimmer and Centerpulse met in New York City to discuss the terms of a potential transaction between Zimmer and Centerpulse. At this meeting, Dr. Link requested that Zimmer submit a written offer to Centerpulse regarding its interest in a business combination with Centerpulse.

     On October 17, 2002, Zimmer sent the following letter to the Centerpulse board:

                     [LETTERHEAD OF ZIMMER HOLDINGS, INC.]

October 17, 2002

Centerpulse AG
Board of Directors
Andreasstrasse 15
CH-8050 Zurich, Switzerland

Attn: Dr. Max Link
      Chairman of the Board and Chief Executive Officer

Gentlemen:

     On behalf of Zimmer Holdings, Inc. ("Zimmer"), I am pleased to submit this preliminary proposal with respect to a strategic transaction between Zimmer and Centerpulse AG ("Centerpulse").

     As we have discussed, the combination of our companies would create a leading global reconstructive company with over $2 billion in revenues. Zimmer and Centerpulse have complementary strengths and market positions across the global orthopaedic industry, and our respective strategies are consistent with the objective of becoming the leader in terms of innovation, growth and value. As a result, we believe that our companies are a compelling fit and such a combination would be favorably received by investors and in the best interest of the shareholders of both companies.

     Proposed Transaction Structure -- Based on our analysis of the information available to us to date, we would be willing to pursue a transaction whereby Centerpulse shareholders would receive, for each outstanding Centerpulse share, a combination of 3.77 shares of Zimmer common stock and CHF 25 in cash. Based on Zimmer's closing stock price of $40.00 as of October 16th, 2002, and based on the CHF/US$ exchange rate as of the same date, this represents consideration per Centerpulse share of approximately 250 CHF. This consideration represents a meaningful premium to Centerpulse's recent trading levels, and is in line with premiums received in historical comparable transactions. The transaction would result in Centerpulse shareholders owning nearly 20% of the combined company's share capital. Our intention would be to structure a transaction in the form of a public exchange offer. We have noted the recent volatility in Centerpulse's stock price since the announcement of the rights offering, and have developed our proposal based on average trading values over the past several weeks and months.

     Our proposal is necessarily based on our current understanding of Centerpulse, without the benefit of due diligence. In determining the terms of this proposal, we have taken into account Centerpulse's financial results published through the second quarter of 2002, Centerpulse's recent rights offering and capital increase completed October 8, 2002 and the resulting financial impact on Centerpulse's per share value, and our understanding of the status of Centerpulse's ongoing litigation, asset sales and overall strategic objectives. Our proposal could have additional limited upside if we are provided with new, positive information.

     Conditions -- This preliminary proposal is subject to: (i) satisfactory completion of comprehensive due diligence, (ii) Zimmer and Centerpulse Board approvals, (iii) receipt of all necessary regulatory and other approvals, (iv) the negotiation of mutually acceptable definitive documentation, which we expect would include customary representations, covenants and conditions, (v) an undertaking from InCentive Capital in support of the transaction and agreed upon price prior to the initiation of due diligence, and (vii) confirmation of our assumption that there would be no material adverse tax consequences in a transaction. Any final transaction will be subject to any applicable shareholder approval.

     Proposed Process -- We are prepared to pursue an expeditious process in order to, among other things, minimize the disruption to our respective businesses. Our plan would be to engage in mutual due diligence, while simultaneously negotiating the definitive documentation.

     We would initially expect to hold meetings with our respective management teams (Chairman/CEO, CFO, and other senior level executives) to discuss Centerpulse's and Zimmer's businesses, prospects, financial information including projections, and areas for potential synergies. Concurrent with these meetings, we would envision a period for in-depth, confirmatory due diligence. We would expect to work with you, your legal and financial advisors to negotiate definitive documentation, prepare regulatory filings, draft joint press releases, etc. with the goal of announcing a transaction by mid-December 2002. We would anticipate launching a formal public offer as soon as practicable after the announcement of a transaction.

     Exclusivity -- Because of the substantial management time and expense required in order to fully evaluate a potential transaction and formulate definitive terms, our willingness to proceed with the proposed transaction is based on Centerpulse's commitment to pursue a transaction exclusively with Zimmer. We intend to commence our due diligence after the execution of a mutually satisfactory exclusivity agreement, which we believe can and will be achieved rapidly.

     Confidentiality -- This letter is being delivered based on our understanding that, unless otherwise mutually agreed by us in writing, its submission and its contents will not be disclosed to any other person other than mutually agreed upon advisors and will otherwise be treated as strictly confidential.

     This letter is not intended to be, and is not, a binding contract between us and nothing in this letter should be considered to constitute a binding obligation of Zimmer or Centerpulse with respect to the subject matter of this letter, other than the obligations specified in the paragraph entitled "Confidentiality", but is intended merely as an indication of our continued interest to proceed with the transaction on the terms outlined in this letter.

     The proposal provided herein will terminate on the earlier of the close of business on Wednesday, November 6, 2002, or such time that any of the contents of this letter (or its existence) are disclosed to a third party by Centerpulse or its representatives.

     Should you wish to discuss this letter or our indication of interest, please do not hesitate to contact me at (574) 372-4313, or, in my absence, Sam Leno at (574) 372-4790.

     We are excited about this opportunity and are prepared to pursue it enthusiastically. We have sent the sole copy of this expression of interest to you and assume you will be responsible for distributing it to your Board. We look forward to working with you toward the completion of a successful transaction.

Sincerely,

/s/ RAY ELLIOTT
Chairman, President and Chief Executive Officer
Zimmer Holdings, Inc.

                                    * * * *

     In late October 2002, Dr. Link informed Mr. Elliott that the Centerpulse board of directors had reviewed Zimmer's indication of interest, deemed Zimmer's proposal inadequate and was not prepared at that time to pursue further discussions with Zimmer regarding a potential business combination between Zimmer and Centerpulse. In addition, Dr. Link informed Mr. Elliott that the Centerpulse board of directors had decided to operate their business independently.

     Subsequent to that date, several investment bankers contacted Zimmer's senior executives inquiring about Zimmer's interest in making a proposal to acquire Centerpulse. None of these investment bankers indicated to the senior executives of Zimmer that a confidential memorandum relating to Centerpulse would be made available to parties who executed confidentiality agreements. Thereafter, Zimmer senior executives had no other contact from Centerpulse or its representatives.

     On March 20, 2003, Centerpulse and Smith & Nephew announced they had entered into a transaction agreement pursuant to which the two companies would combine their businesses through two simultaneous exchange offers, one with respect to Centerpulse and one with respect to InCentive, to be commenced by Smith & Nephew Group. The Smith & Nephew Group offers are more fully described in the section captioned "SMITH & NEPHEW GROUP OFFERS FOR CENTERPULSE AND INCENTIVE."

     Between March 20, 2003 and mid-April 2003, our board of directors met several times, joined by members of management, to consider making an unsolicited competing offer to acquire all issued and outstanding share capital of Centerpulse. During this time, the management of Zimmer held discussions with its financial and legal advisors regarding a possible acquisition of Centerpulse.

     At a board of directors meeting held on April 22, 2003 to discuss a potential acquisition of Centerpulse, Credit Suisse First Boston reviewed with the board of directors the financial aspects of such a business combination. At the conclusion of this meeting, the board of directors approved continuing to proceed with the consideration of an offer for all of the issued and outstanding Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, and InCentive bearer shares.

     On April 25, 2003, Smith & Nephew Group commenced its exchange offers for Centerpulse and InCentive.

     On May 13, 2003, Zimmer management provided an update to Zimmer's board of directors regarding the strategic implications of a combination with Centerpulse, including the potential for global expansion in the reconstructive implant, spine, trauma and dental markets, operational efficiencies, and technological advances through research and development.

     On May 19, 2003, our board of directors met to discuss the potential acquisition of Centerpulse, the amount and type of consideration to be offered and other matters related to the transaction. Also at this meeting, representatives of Credit Suisse First Boston reviewed financial aspects of the proposed exchange offers with the board of directors, and representatives of Dewey Ballantine LLP reviewed legal aspects of the proposed offer. At the conclusion of this meeting, our board of directors approved the exchange offers and the delivery of a proposal to Dr. Link and the boards of directors of Centerpulse and InCentive to acquire Centerpulse and InCentive.

     On May 20, 2003, we delivered the following letter, which was publicly released, to Dr. Link, Centerpulse's board of directors and InCentive's board of directors, setting forth the material terms of the exchange offers for all of the issued and outstanding Centerpulse registered shares and Centerpulse ADSs, pursuant to which we offered 3.68 shares of Zimmer common stock and CHF 120 per Centerpulse registered share and 0.368 of a share of Zimmer common stock and CHF 12 per Centerpulse ADS:

                     [LETTERHEAD OF ZIMMER HOLDINGS, INC.]

May 20, 2003

Dr. Max Link
Chairman of the Board
 and Chief Executive Officer
Centerpulse AG
Andreasstrasse 15
CH-8050 Zurich, Switzerland

Dear Max:

     Over the past few weeks, I have been thinking carefully about the future of our two companies. My colleagues and I are impressed with the business that you, your management team, and the Centerpulse workforce have developed. You will remember that we discussed a potential business combination between Centerpulse and Zimmer several times last year, as recently as October. We discussed the unique, complementary nature of our geographic strengths and product lines. We discussed the compelling strategic benefits of being the #1 global orthopaedics company with our shared vision for the future. We confirmed the geographic fit of our businesses by continent, country, and state, and our long-term commitment to Winterthur. We mutually agreed Centerpulse is the ideal partner for Zimmer and, just as important, that Zimmer is the ideal partner for Centerpulse. We provided you with a preliminary written offer in October that indicated we were prepared to increase our offer based upon new information. We are increasing our offer now.

     I realize that you have already started down the road toward a combination with Smith & Nephew plc. As I am sure you can understand, we were disappointed by that announcement in light of our friendly discussions. We were surprised that your advisors did not give Zimmer the opportunity to receive the confidential memorandum, which would have enabled us to make a superior offer, before proceeding with an agreement with Smith & Nephew. Since October, you have clarified and financed your product liability issues, you successfully divested your cardiovascular businesses, and you have improved your continuing operations. Therefore, we are pleased to make the following offer, which Zimmer's Board of Directors has authorized, regarding a combination between our two companies. One of our goals is to meet with you as soon as possible so that we can discuss the superior merits of our offer.

     We are offering to acquire all of Centerpulse's outstanding registered shares and ADSs in an exchange offer pursuant to which holders of Centerpulse registered shares will receive CHF 120 in cash and 3.68 shares of Zimmer common stock per Centerpulse share. Based on the closing price of Zimmer common stock and the USD/CHF exchange rate as of May 19, 2003, this offer represents approximately CHF 350 per Centerpulse share. Our price is based upon our review of publicly available information regarding Centerpulse, including recent filings by Smith & Nephew.

     We also intend to commence a separate offer to acquire all of the outstanding bearer shares of InCentive Capital AG, which currently has a beneficial interest in approximately 18.9% of the outstanding Centerpulse registered shares. The terms of the InCentive offer will be substantially the same as the offer for Centerpulse registered shares.

     The Centerpulse and InCentive offers will allow shareholders to elect to vary the proportions of the shares of Zimmer common stock and cash received in the offer, subject to offsetting elections of other tendering shareholders.

     We believe our offer is both financially and strategically superior to Smith & Nephew's offer, both immediately and over the long term. It will combine Centerpulse's leadership position in European orthopaedics and platforms in spine and dental with Zimmer's leading positions in the U.S. and Japan in reconstructive products and Minimally Invasive Solutions. Together, Centerpulse and Zimmer will operate as the world's largest and most profitable reconstructive company, providing products to address the complete osteoarthritis "continuum of care" required by an aging but increasingly active population. Moreover, this transaction is clearly in the best interests of your shareholders, employees and surgeons.

     - It will provide the opportunity for your shareholders to realize significantly greater value for their shares than that presented by the current, competing offer. Zimmer's offer represents a 26% premium over the closing price per Centerpulse share on March 19, 2003, the trading day immediately prior to announcement of the Centerpulse-Smith & Nephew transaction, and a 19% premium over the proposed Smith & Nephew transaction, based on the closing share price for Smith & Nephew ordinary shares on May 19, 2003. Our October preliminary offer represented a 26% premium over the one month average share price immediately prior to October 17, 2002. The offer contained in this letter represents a 33% premium over the one month average share price immediately prior to the Smith & Nephew offer of March 20, 2003. These premia are consistent with transactions completed on the SWX Swiss Exchange over the past five years. The current Zimmer offer has a 63% greater cash component than Smith & Nephew's offer. Centerpulse shareholders will receive both greater immediate and long-term value through continuing investment in the best performing company in our industry.

     - It will allow Centerpulse's employees to become part of a fast-growing industry leader with a strong commitment to R&D and significant financial and operational strength. Zimmer has consistently reported superior operating results compared to Smith & Nephew as measured by sales growth, EBITDA growth, and EBITDA margins. In addition, your employees will find that Zimmer's corporate culture is supportive of their individual and collective goals. We encourage a performance-based culture and management by local nationals. Upon our spin-off from our former parent in 2001, we became a focused, independent company with a highly entrepreneurial culture in which all employees can excel.

     - It will allow the surgeons with whom you have established loyal relationships to work with a company dedicated solely to orthopaedics, with the best R&D pipeline in the industry. We are both equally proud of our award-winning sales forces. Partnering with key academic centers around the world, surgeons can take advantage of both of our new, state-of-the-art medical education initiatives. They will benefit from the research of a combined company focused on developing advanced surgical techniques that put confidence in the surgeon's hands. We both invest at the top of our class in R&D as a percentage of sales. Zimmer has been in business for more than 75 years and has a history of innovation -- as does Centerpulse.

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

     In conclusion, the strategic merit of a Centerpulse/Zimmer combination is compelling. As the #1 pure-play orthopaedics company, we will have leading market positions in every critical product and geographic market -- reconstructive, including hips and knees, as well as Europe, the U.S., and Japan. We will possess leading technologies, including minimally invasive surgery, alternate materials, and biologics. We will have leading global scale, with more than $2 billion in sales, 2,000 sales people, and 1,000 issued patents. Finally, we expect to drive superior sales growth and EBITDA margins in excess of 30%. We will create dual listings on both the New York Stock Exchange and the SWX Swiss Exchange. This is a vision worth realizing!

     Since another offer was commenced for Centerpulse and InCentive Capital, we are advised that, in order to preserve our rights as a competing bidder under Swiss law, we must make our proposal by pre-announcement filings with the Swiss Takeover Board. However, we strongly prefer to work together with you and your Board of Directors to complete this transaction and we are prepared to commit all the necessary resources to do so. We are prepared to begin due diligence immediately as provided by Swiss law.

     I look forward to contacting you in the next few days to discuss our offer.

                                          With personal regards,

                                          /s/ RAY ELLIOTT
                                          Chairman of the Board, President
                                          and Chief Executive Officer

cc:  The Board of Directors of Centerpulse
     The Board of Directors of InCentive Capital
     The Swiss Takeover Board

                                    * * * *

     In addition, as indicated in Mr. Elliott's letter, on May 20, 2003, Zimmer made a pre-announcement of its exchange offers in accordance with Swiss law.

     On May 21, 2003, Mr. Elliott and other Zimmer representatives met with Dr. Randegger and Dr. Watter to discuss, among other things, the pre-announcement of Zimmer's planned exchange offer for Centerpulse registered shares and the process for the due diligence to be conducted by Zimmer.

     In connection with each party's proposed due diligence review of the other party, on May 26, 2003, Zimmer and Centerpulse executed a confidentiality agreement relating to information to be provided to Zimmer and its representatives, and on June 9, 2003, Zimmer and Centerpulse executed a confidentiality agreement relating to information to be provided to Centerpulse and its representatives. Following these dates, the parties provided each other with access to information and personnel for due diligence purposes. On June 11, 2003, Zimmer and InCentive executed confidentiality agreements relating to due diligence information to be provided to each party. Thereafter, Zimmer and InCentive conducted due diligence reviews of one another.

     On June 19, 2003, Zimmer commenced parallel exchange offers for all the issued and outstanding registered shares and ADSs of Centerpulse and all the bearer shares of InCentive.

OUR REASONS FOR THE EXCHANGE OFFERS

     In reaching its decision to pursue a combination of Zimmer and Centerpulse, our board of directors consulted with senior management and our financial and legal advisors and considered a number of factors, including those set forth below. We believe that a combination of Zimmer and Centerpulse represents a compelling opportunity to increase value for stockholders of Zimmer, Centerpulse and InCentive by combining Zimmer with a long-term strategic partner that will allow us to realize myriad strategic advantages resulting in growth opportunities within the medical devices industry.

     We believe that the combination will create a global leader in the design, development, manufacture and marketing of orthopaedic reconstructive implants, spine, trauma and dental products. For the fiscal year ended December 31, 2002, the pro forma net earnings of the combined company were estimated at US$287 million. We believe that the combination of Zimmer and Centerpulse will (i) generate approximately US$70 to US$90 million in annual operational efficiencies and cost savings by 2006 and (ii) be accretive in 2004 to the consensus earnings per share estimate of US$1.91 as of June 16, 2003, excluding one-time transaction and integration costs. The strategic compatibility of the products and technologies of Zimmer and Centerpulse is expected to provide the combined company with significant earnings power and a strong platform from which it can actively pursue growth opportunities in the industry. For Zimmer, Centerpulse provides a unique platform for growth and diversification in Europe as well as in the spine and dental segments of the medical devices industry.

  MARKET DYNAMICS

     The market for orthopaedic reconstructive implants, trauma products and general orthopaedic surgical products continues to enjoy growth on a global scale. According to publicly available research analyst reports, from 1998 to 2002, the industry grew at annual rates from approximately 6% to 17%, and is forecasted to continue to grow at approximately 12% over the next several years through sales to orthopaedic surgeons, hospitals and healthcare purchasing organizations. Market growth for reconstructive implants, representing approximately 40% of worldwide orthopaedic sales, has been attributed to several factors:

     - An aging population in the United States and around the world: the U.S. Census Bureau estimates that the total number of people age 65 and over in the United States will increase by 4.9 million to 39.7 million between 2000 and 2010, and further estimates that the percentage of the world's population that is age 65 and over will grow from approximately 6.9% of the total population to approximately 9.5% during the period from 2000 to 2020;

     - Continued technological advances (i) in biological applications, such as bone graft substitutes and bone replacements, and (ii) that make joint replacement a more attractive option for patients and physicians;

     - The use of new implant materials;

     - Reduction in hospitalization, decreased procedural costs and shorter rehabilitation processes resulting from improvements in implant fixation, surgical technique and pre-and post-surgical pathways and care;

     - Increasing incidence of the replacement, repair or enhancement of an existing implant product or component (revision);

     - The general increase in active lifestyles and high-impact recreational activities and sports by the young and old alike;

     - Increases in selling and strategic brand marketing programs, target direct-to-consumer advertising and an overall advancement in patient education and knowledge due to innovations in global dissemination of information via the Internet; and

     - Improved average implant pricing.

  GLOBAL SCALE AND INCREASED GEOGRAPHIC MARKET OF OUR PRODUCTS

     The combination of Zimmer and Centerpulse is expected to significantly expand Zimmer's global reach and enhance its market-leading position in reconstructive implants and trauma products. We believe that the combination will create the opportunity for deeper market and customer penetration in the geographic segments in which Zimmer already operates and expansion into geographic segments in which Zimmer does not possess significant operations, in either case, to the extent the existing customer relationships of the two companies can be leveraged for the benefit of the combined company. The companies have insignificant overlap in virtually all key geographic segments on a by-country basis and have corresponding strengths in each geographic segment.

     For example, we believe our sales and marketing efforts in the Americas, Asia-Pacific and Europe will benefit from the addition of Centerpulse's distribution pipeline and customer base in Europe. While the greatest percentage of our global sales is in the Americas, principally, the United States, accounting for approximately 68% of its 2002 sales and 74% of segment operating profit before global operations and corporate expenses, Centerpulse's particular geographic strength and market position in Europe, based on its reputation and long-term customer relationships developed over many years with surgeons, hospitals and healthcare organizations, will give the combined company an important expanded outlet. Specifically, in Europe, a region that accounted for 12% of our 2002 sales and 6% of our segment operating profit before global operations and corporate expenses, the reconstructive implant and trauma products markets are highly fragmented. For example, surgeons hold differing philosophies regarding hip reconstruction and product type. We believe that the combination of Zimmer and Centerpulse will have positive results for sales of products such as the knee prosthesis NexGen Legacy(TM), due to Centerpulse's market position and product mix.

     The combination will further advance our presence in the lucrative Japanese market. In 2002, the Asia-Pacific region accounted for approximately 20% of our sales and 20% of our segment operating profit before global operations and corporate expenses. Japan is the largest market for us in Asia-Pacific, accounting for the majority of sales in the region. We have more than 25 years of experience in the Japanese market and have long been a market leader in hips, knees and trauma devices. We believe that Centerpulse's distribution pipeline for its reconstructive implants, together with an expanded product range sold through a larger sales force, will increase the customer base in the region.

  COMPLEMENTARY PRODUCT LINES

     We believe the acquisition of Centerpulse and its extensive product line will complement our current orthopaedic and reconstructive product offerings. For example, our leading market position with respect to knee implant devices and Centerpulse's leading market position in hip implant devices complement the overall product line and offer significant customer synergies. We also believe that the combination will allow us to more easily pursue such technologies as highly cross-linked polyethylene, minimally invasive solutions, high flexion knees, alternate bearing materials, computer assisted surgeries, biologics and open cell metal technologies. We believe that a combination of the technological resources of both companies will allow us to develop more quickly new materials, products and procedures through economies of scale with increased functionality. Consolidated of efforts in the spinal segment and Europe is expected to allow us to capitalize on high growth opportunities. In addition, the combination also provides a unique diversification into dental products. The combination of Zimmer's and Centerpulse's research and development, "sales/distribution" staff, marketing, financial resources and compatible cultures will, we believe, create a business platform upon which new orthopaedic devices can be brought to the market on a more expedited basis and at lower cost.

  FINANCIAL BENEFITS

     We believe that a combination of Zimmer and Centerpulse will enhance our long-term growth prospects and maximize stockholder value. For the past 20 months, our common stock has consistently outperformed the FTSE 100, S&P 500 and an orthopaedics index comprised of Synthes-Stratec, Biomet, Johnson & Johnson, Medtronic and Stryker. Between January 1, 2002 and June 16, 2003, the per share price of our common stock has increased approximately 55% and outperformed Smith & Nephew and the orthopaedics index by approximately 64% and 81%, respectively. We believe that our stock price performance is due primarily to our focus of strategically investing in inventory and instruments to support strong sales growth in the Americas and Europe, and to support new products launched in 2002 and expected to be launched in 2003. We believe that the combined company's earnings will enable it to more readily invest in and develop new products.

     Our product sales grew worldwide by approximately 13% and 16% in 2001 and 2002, respectively, with an operating profit margin of approximately 29% for the fiscal year ended December 31, 2002. Specifically, our sales in Europe grew by 28% in 2002. The price of our common stock increased 36% in 2002 and 13.7% in 2003, through June 16, 2003. Growth in earnings per share was 70% in 2002. Although past performance is not a guarantee of future results, we have consistently achieved superior profitability, market growth, operating results and stockholder returns.

     We believe that the combination of production abilities of Centerpulse with our developmental capabilities will result in a combined company with greater profitability and a better position in the medical devices industry. For the fiscal year ended December 31, 2002, the pro forma net revenue of the combined company was approximately US$2.2 billion. The estimated market share and 2002 pro forma sales of the combined company are:

     - #1 pure play orthopaedic company, with pro forma sales of US$2.2 billion;

     - #1 in served global orthopaedic market, with pro forma sales of US$2.0 billion*;

     - #1 in the reconstructive implants market, with pro forma sales of US$1.73 billion:

       -- #1 in hip implants, with pro forma sales of US$753 million,

       -- #1 in knee implants, with pro forma sales of US$811 million, and

       -- #1 in extremities implants, with pro forma sales of US$84 million;

     - #5 in the trauma products market, with pro forma sales of US$140 million; and

     - #6 in the spinal implants market, with pro forma sales of US$115 million.
---------------

* Served orthopaedic market is comprised of hips, knees, shoulders, elbows, spine, trauma and dental markets.

  OTHER CONSIDERATIONS

     Our board of directors also considered potential adverse consequences and negative factors, primarily consisting of the following:

     - A significant portion of our debt has been allocated to funding the consideration for Zimmer's proposed acquisitions of Centerpulse and InCentive. As a result of this allocation, Zimmer will be more leveraged than it has historically been.

     - The significant degree of difficulty and management distraction that is inherent in the process of integrating Centerpulse and Zimmer and the risk that operational efficiencies and cost savings sought in the proposed acquisitions of Centerpulse and InCentive might not be fully achieved or that achieving these benefits may take longer than expected.

     - The dependence of the value of shares of Zimmer common stock on the successful integration of the businesses of Centerpulse and InCentive if the exchange offers are successful.

     - The risk that the exchange offers might not be consummated despite Zimmer's efforts, even if the issuance of shares of Zimmer common stock relating to such offers is approved by Zimmer stockholders.

     - Other risks described under the section captioned "RISK FACTORS."

     Our board of directors believes that these risks are outweighed by the potential benefits of the acquisitions of Centerpulse and InCentive.

OPINION OF OUR FINANCIAL ADVISOR

     Credit Suisse First Boston LLC has acted as Zimmer's exclusive financial advisor in connection with the exchange offers. Zimmer selected Credit Suisse First Boston based on Credit Suisse First Boston's experience, expertise and reputation. Credit Suisse First Boston is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     In connection with Credit Suisse First Boston's engagement, the Zimmer board of directors requested that Credit Suisse First Boston evaluate the fairness, from a financial point of view, to Zimmer of the aggregate consideration to be paid to Centerpulse shareholders and InCentive shareholders pursuant to the exchange offers. Credit Suisse First Boston delivered to the Zimmer board of directors a written opinion dated June 19, 2003, to the effect that, as of that date and based on and subject to the matters described in its opinion, the aggregate consideration to be paid by Zimmer to holders of Centerpulse registered shares, Centerpulse ADS's and InCentive bearer shares pursuant to the exchange offers was fair to Zimmer from a financial point of view. The June 19, 2003 opinion of Credit Suisse First Boston confirmed the previous written opinion of Credit Suisse First Boston dated May 19, 2003. Credit Suisse First Boston, however, did not determine or recommend the amount of consideration to be paid.

     The full text of Credit Suisse First Boston's written opinion, dated June 19, 2003, to the Zimmer board of directors, which sets forth the procedures followed, assumptions made, matters considered and limitations on the review undertaken, is attached as Annex A and is incorporated into this proxy statement by reference. Holders of Zimmer common stock are encouraged to read the opinion carefully in its entirety. Credit Suisse First Boston's opinion is addressed to the Zimmer board of directors and relates only to the fairness, from a financial point of view, to Zimmer of the aggregate consideration to be paid pursuant to the exchange offers, does not address any other aspect of the exchange offers or any related transaction and does not constitute a recommendation to any stockholder of Zimmer as to how such stockholder should vote or act on matters relating to the exchange offers. The summary of Credit Suisse First Boston's opinion in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

     In arriving at its opinion, Credit Suisse First Boston reviewed certain publicly available business and financial information relating to Centerpulse and Zimmer as well as (i) the pre-announcement of public tender offer relating to Centerpulse registered shares and Centerpulse ADSs and the pre-announcement of public tender offer relating to InCentive bearer shares, each issued on May 20, 2003, referred to as the pre-announcement materials, (ii) Amendment No. 3 to Zimmer's registration statement on Form S-4 relating to the exchange offer for Centerpulse registered shares, including shares representing Centerpulse ADSs,
(iii) Amendment No. 3 to Zimmer's registration statement on Form S-4 relating to the exchange offer for InCentive bearer shares, (i) and (ii) referred to as the S-4s, (iv) Zimmer's Schedule TO relating to the exchange offer for Centerpulse registered shares, filed with the SEC on June 19, 2003, and (v) this proxy statement. Credit Suisse First Boston also reviewed and discussed with management of Centerpulse and Zimmer certain other information, including certain financial estimates and forecasts with respect to Centerpulse prepared and provided to Credit Suisse First Boston by Centerpulse and certain financial forecasts with respect to Zimmer prepared and provided to or discussed with Credit Suisse First Boston by Zimmer, and met with Zimmer's management and Centerpulse's management to discuss their views on the business and prospects of Centerpulse and Zimmer. Credit Suisse First Boston also considered certain financial and stock market data of Centerpulse and Zimmer and compared those data with similar data for publicly held companies in businesses similar to those of Centerpulse and Zimmer and considered the financial terms of certain business combinations and other transactions that have recently been effected or announced. Credit Suisse First Boston also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that it deemed relevant.

     In connection with its review, Credit Suisse First Boston did not assume any responsibility for independent verification of any of the information that it reviewed or considered and relied on that information being complete and accurate in all material respects. With respect to the financial forecasts relating to Centerpulse prepared and provided to Credit Suisse First Boston by Centerpulse, Credit Suisse First Boston assumed that they were reasonably prepared on bases reflecting the best currently available judgments of Centerpulse's management as to the future financial performance of Centerpulse. With respect to the financial forecasts relating to Zimmer prepared and provided to or discussed with Credit Suisse First Boston by Zimmer, Credit Suisse First Boston assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of Zimmer's management as to the future financial performance of Zimmer and as to the potential cost savings and other potential synergies, including the amount, timing and achievability thereof, anticipated to result from the consummation of the exchange offers. In addition, the board of directors reviewed such financial forecasts relating to Zimmer for accuracy and completeness and determined that Credit Suisse First Boston's reliance on such forecasts was reasonable. Credit Suisse First Boston further assumed that in the course of obtaining any regulatory or third party approvals, consents and agreements in connection with the exchange offer, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse affect on Centerpulse, Zimmer, InCentive or the contemplated benefits of the consummation of the exchange offers. Zimmer directed Credit Suisse First Boston to assume that the exchange offers will be conducted upon the terms and subject to the conditions set forth in the S-4s and will be consummated without waiver, modification or amendment of any term or condition the consequences of which would be material to Credit Suisse First Boston's analysis. For purposes of Credit Suisse First Boston's analyses and the opinion, Credit Suisse First Boston also assumed that, upon consummation of the exchange offer for InCentive shares, InCentive will not have any liabilities, other than liabilities that have been fully reflected in the net asset value used to determine the consideration to be paid to the holders of InCentive bearer shares, that would be material to Credit Suisse First Boston's analysis. In addition, Credit Suisse First Boston was not requested to make, and did not made, an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of Centerpulse or Zimmer, nor was Credit Suisse First Boston furnished with any such evaluations or appraisals.

     Credit Suisse First Boston's opinion was necessarily based upon information available to it and financial, economic, market and other conditions as they existed and could be evaluated on the date of the opinion. Subsequent developments may affect the conclusion expressed in the opinion, and Credit Suisse First Boston has disclaimed any undertaking or obligation to advise any person of any change in any matter affecting the opinion that may have come or been brought to its attention after the date of the opinion. Credit Suisse First Boston has not expressed any opinion as to the value of shares of Zimmer common stock when issued pursuant to the exchange offers or the prices at which shares of Zimmer common stock will trade at any time. Credit Suisse First Boston's opinion does not address the relative merits of the exchange offers as compared to other business strategies that may have been available to Zimmer or Zimmer's underlying business decision to make the exchange offers.

     In preparing its opinion to the Zimmer board of directors, Credit Suisse First Boston performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse First Boston's analyses described below is not a complete description of the analyses underlying its opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Credit Suisse First Boston made qualitative judgments as to the significance and relevance of each analysis and factor that it considered. Accordingly, Credit Suisse First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

     In its analyses, Credit Suisse First Boston considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Zimmer and Centerpulse. No company, transaction or business used in Credit Suisse First Boston's analyses as a comparison is identical to Zimmer, Centerpulse or the exchange offers, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the exchange offers, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in Credit Suisse First Boston's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Credit Suisse First Boston's analyses and estimates are inherently subject to substantial uncertainty.

     Credit Suisse First Boston's opinion and financial analyses were only one of many factors considered by the Zimmer board of directors in its evaluation of the exchange offers and should not be viewed as determinative of the views of the Zimmer board of directors or management with respect to the exchange offers or the consideration provided for in the exchange offers.

     The following is a description of the financial analyses underlying Credit Suisse First Boston's opinion delivered to the Zimmer board of directors in connection with the exchange offers. The financial analyses summarized below include information presented in tabular format. In order to fully understand Credit Suisse First Boston's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Credit Suisse First Boston's financial analyses.

     Discounted Cash Flow Analysis. Credit Suisse First Boston calculated the estimated present value of the stand-alone, unlevered, after-tax free cash flows that Centerpulse could generate for calendar years 2003 through 2007 as derived from publicly available research, industry analysts' estimates and SEC filings. Credit Suisse First Boston calculated a range of estimated terminal values for Centerpulse by applying terminal multiples ranging from 10x to 12x to Centerpulse's calendar year 2007 estimated earnings before interest, taxes, depreciation and amortization, or EBITDA. The estimated free cash flows and terminal values were then discounted to present value using a range of discount rates of 10% to 14%. This analysis indicated an implied enterprise value range for Centerpulse of approximately $2.5 billion to approximately $3.5 billion.

     Selected Companies Analysis. Credit Suisse First Boston reviewed and compared certain financial information, ratios and public market multiples of Zimmer and Centerpulse to corresponding data of selected publicly traded companies in the following sectors of the orthopaedics and medical device industries: Orthopaedics -- Reconstructive; Diversified Medical Technologies; Orthopaedics -- Spine; and Dental. Credit Suisse First Boston compared enterprise values for these companies as a multiple of calendar year 2002 revenue and EBITDA and as a multiple of calendar year 2003 and 2004 estimated revenue and EBITDA. Credit Suisse First Boston also compared stock price to earnings ratios as a multiple of calendar year 2003 and 2004 estimated cash earnings per share. Estimated financial data for Zimmer, Centerpulse and the selected companies were based on publicly available research analysts' estimates.

     This analysis indicated the following mean multiples for the following selected sectors, as compared to the corresponding multiples implied for Zimmer and Centerpulse, based on the closing prices on May 19, 2003:

                                                                                               SHARE PRICE
                                      ENTERPRISE VALUE AS A MULTIPLE OF                     AS A MULTIPLE OF
                       ----------------------------------------------------------------   ---------------------
                                            2003        2003        2004        2004        2003        2004
                        2002      2002    ESTIMATED   ESTIMATED   ESTIMATED   ESTIMATED   ESTIMATED   ESTIMATED
INDUSTRY SEGMENT       REVENUE   EBITDA    REVENUE     EBITDA      REVENUE     EBITDA     CASH EPS    CASH EPS
----------------       -------   ------   ---------   ---------   ---------   ---------   ---------   ---------
Orthopaedic --
  Reconstructive.....    4.9x     15.2x      4.4x       13.7x        4.0x       12.0x       25.0x       21.8x
Diversified Medical
  Technology.........    6.0x     19.4x      5.3x       16.9x        4.5x       13.5x       28.4x       22.1x
Orthopaedic --
  Spine..............    3.5x     59.6x      2.6x       22.2x        2.3x       18.0x       46.1x       29.7x
Dental...............    4.6x     15.2x      4.1x       13.4x        3.9x       11.7x       21.6x       19.1x
Zimmer...............    7.1x     20.3x      6.1x       18.4x        5.4x       15.9x       29.1x       25.3x
Centerpulse..........    3.1x     12.9x      2.9x       11.4x        2.7x       10.0x       19.6x       16.8x

     Selected Transactions Analysis. Credit Suisse First Boston compared certain transaction multiples in the exchange offers to the transaction multiples applicable to selected comparable merger and acquisition transactions announced since December 1997. These transactions were grouped into three industry segments: Orthopaedics -- Reconstructive; Orthopaedics -- Spine; and Dental. Credit Suisse First Boston's analysis of the comparable transactions involved a review of the purchase price as a multiple of trailing twelve month, or "LTM," revenues and EBITDA. Credit Suisse First Boston also compared the percentage premiums paid, as examined from one day, one week and one month prior to the announcement of the transaction.

     This analysis indicated the following means, medians and ranges for the selected transactions within each of the following industry sectors, as compared to corresponding multiples and percentages implied by our Offer for Centerpulse, based on the closing price of Zimmer common stock on May 19, 2003.

                                                                      PREMIUM PAID AS COMPARED TO THE
                                                   PURCHASE PRICE       CLOSING PRICE PRIOR TO THE
                                                  AS A MULTIPLE OF             ANNOUNCEMENT
                                                        LTM                 OF THE TRANSACTION
                                                  ----------------   ---------------------------------
INDUSTRY SEGMENT                                  REVENUE   EBITDA   ONE DAY    ONE WEEK    ONE MONTH
----------------                                  -------   ------   --------   ---------   ----------
Orthopaedic -- Reconstructive
  Mean..........................................    4.1x     17.5x     12.0%      23.7%        33.7%
  Median........................................    3.5x     13.3x     11.1%      25.7%        37.2%
  Low...........................................    2.0x      9.7x      7.9%      19.4%        22.8%
  High..........................................    7.5x     33.6x     17.1%      25.8%        41.0%
Orthopaedic -- Spine
  Mean..........................................    6.5x     29.7x     15.8%      37.5%        39.3%
  Median........................................    4.8x     29.0x     14.5%      40.7%        44.7%
  Low...........................................    2.4x     12.2x     (6.0)%      6.2%         1.1%
  High..........................................   13.2x     47.8x     40.4%      62.3%        66.7%
Dental
  Mean..........................................    2.4x     11.8x       NA         NA           NA
  Median........................................    2.6x     11.8x       NA         NA           NA
  Low...........................................    1.2x      9.3x       NA         NA           NA
  High..........................................    3.3x     14.2x       NA         NA           NA
                                                   ----      ----      ----       ----         ----
Zimmer's offer for Centerpulse shares...........    3.6x     15.4x     19.9%      23.2%        16.9%
                                                   ----      ----      ----       ----         ----

     Premium Paid. Credit Suisse First Boston reviewed the historical trading prices and volume for Centerpulse registered shares. Such analysis indicated that the implied per share consideration of CHF 350 as of May 19, 2003 represented:

     - a premium of 19.9% to the CHF 292 per share closing price for Centerpulse registered shares on May 19, 2003, one day prior to the announcement of the exchange offers;

     - a premium of 23.2% to the CHF 284 per share closing price for Centerpulse registered shares on May 12, 2003, approximately one week prior to the announcement of the exchange offers;

     - a premium of 16.9% to the CHF 300 per share closing price for Centerpulse registered shares on April 17, 2003 approximately one month prior to the announcement of the exchange offers;

     - a premium of 24.2% to the CHF 282 average per share closing price for the three months prior to the announcement of the exchange offers;

     - a premium of 34.7% to the CHF 260 average per share closing price for Centerpulse registered shares for the six months prior to the announcement of the exchange offers; and

     - a premium of 49.7% to the CHF 234 average per share closing price for Centerpulse registered shares for the twelve months prior to the announcement of the exchange offers.

     Pro Forma Analysis. Credit Suisse First Boston reviewed the potential pro forma effect of the consummation of the exchange offers on Zimmer's earnings per share as estimated for calendar year 2004, both before and after taking into account potential synergies from the consummation of the exchange offers, excluding one-time transaction-related costs. Based on an implied per share consideration of CHF 350 as of May 19, 2003, this analysis indicated that the consummation of the exchange offers would be accretive to Zimmer's estimated earnings per share for the full calendar year 2004, before taking into account potential synergies from the consummation of the exchange offers and excluding one-time transaction-related costs.

     Other Factors. In the course of preparing its opinion, Credit Suisse First Boston also reviewed and considered other factors, including:

     - historical reported revenue and earnings per share of Zimmer and Centerpulse as well as estimates provided by publicly available research analysts' reports and disclosed in public disclosures as to estimated revenue and earnings of Zimmer and Centerpulse;

     - historical price performance and trading characteristics of shares of Zimmer common stock and Centerpulse registered shares and the relationship between movements in shares of Zimmer common stock and Centerpulse registered shares and movements of selected stock indices;

     - historical Swiss Franc/U.S. Dollar exchange rates;

     - discounted cash flow analyses of Zimmer based on estimated financial data provided or discussed with Zimmer management; and

     - such other information, financial studies, analyses and investigations and financial, economic and market criteria which Credit Suisse First Boston deemed relevant.

     Miscellaneous. Zimmer has agreed to pay Credit Suisse First Boston customary fees for its financial advisory services in connection with the transaction, substantially all of which are contingent upon the consummation of the exchange offer for Centerpulse registered shares. Zimmer also has agreed to reimburse Credit Suisse First Boston for its reasonable out-of-pocket expenses, including reasonable fees and out-of-pocket expenses of legal counsel and any other advisor retained by Credit Suisse First Boston, and to indemnify Credit Suisse First Boston and related parties against liabilities, including liabilities under the federal securities laws, arising out of its engagement.

     Credit Suisse First Boston and its affiliates may in the future provide certain investment banking and financial services to Zimmer unrelated to the exchange offers for which it and such affiliates expect to receive compensation. In addition, one of Credit Suisse First Boston's affiliates is acting as lead arranger for, and has made certain commitments with respect to, certain financings related to the exchange offers for which it expects to receive compensation, and Credit Suisse First Boston or one or more of its affiliates may otherwise assist Zimmer in obtaining additional financing for the exchange offers for which it or such affiliates would expect to receive compensation.

     In the ordinary course of business, Credit Suisse First Boston and its affiliates may actively trade the debt and equity securities of Zimmer, Centerpulse or InCentive for its and such affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities (including derivative securities).

RECOMMENDATION OF OUR BOARD

     Our Board of Directors has unanimously approved the exchange offers and the issuance of shares of our common stock in connection with the exchange offers. ACCORDINGLY, OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE SHARES OF OUR COMMON STOCK PURSUANT TO THE EXCHANGE OFFERS.

THE EXCHANGE OFFERS

  CENTERPULSE EXCHANGE OFFER

  Terms

     We are making an exchange offer for all of the Centerpulse registered shares (including Centerpulse registered shares represented by ADSs). In respect of each Centerpulse registered share and Centerpulse ADS that is validly tendered and not properly withdrawn prior to the expiration of the Centerpulse exchange offer, we will offer to exchange 3.68 shares of our common stock and CHF 120 in cash, without interest. In respect of each Centerpulse ADS that is validly tendered and not properly withdrawn prior to the expiration of the Centerpulse exchange offer, we will offer to exchange 0.368 of a share of our common stock and the U.S. dollar equivalent of CHF 12 in cash, without interest.

     The offer price paid in the Centerpulse exchange offer will be adjusted for any dilutive effects in respect of the Centerpulse registered shares, Centerpulse ADSs or our common stock (except for shares issued for management options under Centerpulse or our benefit plans and disclosed in Centerpulse's or our financial statements for the fiscal year ended December 31, 2002), including dividend payments, capital increases below market value, or the issuance of options (except for management options issued under Centerpulse or our benefit plans in the normal course consistent with past practice), warrants, convertible securities and other rights of any kind to acquire Centerpulse registered shares or shares of our common stock, as the case may be, or any other transaction having a dilutive effect on the value of the Centerpulse exchange offer.

     The number of shares of our common stock to be issued in exchange for each Centerpulse registered share or Centerpulse ADS, known as the "exchange ratio," is fixed and will not change between now and the time the Centerpulse exchange offer is consummated, subject to elections made by holders of Centerpulse registered shares (including registered shares represented by Centerpulse ADSs) and holders of InCentive bearer shares under the mix and match election features available in both the Centerpulse exchange offer and the InCentive exchange offer, as described below in the section captioned "-- Mix and Match Elections." Fractional entitlements to shares of our common stock will not be delivered to holders of Centerpulse registered shares or Centerpulse ADSs validly tendered in the Centerpulse exchange offer. Instead, fractional entitlements to shares of our common stock will subsequently be combined and sold on the New York Stock Exchange and the net proceeds of the sales will be distributed pro rata to the Centerpulse security holders entitled to fractional entitlements.

  Conditions

     Notwithstanding any other provisions of the Centerpulse exchange offer, we will not be required to accept for exchange and, subject to any applicable Swiss law and rules and regulations of the SEC, we may postpone the acceptance for exchange of, or exchange for, tendered Centerpulse registered shares and

Centerpulse ADSs, and may, in our reasonable judgment, extend, terminate or amend the Centerpulse exchange offer as to any Centerpulse registered shares and Centerpulse ADSs not then accepted for exchange if in our reasonable judgment the following conditions have not been satisfied on or before the date of expiration of the Centerpulse exchange offer.

     Stockholder Approval Condition

     We must have received the requisite vote of our stockholders to approve the issuance of the shares of our common stock pursuant to the exchange offers.

     Stock Exchange Listing Condition

     The shares of our common stock issuable upon the consummation of the exchange offers having been approved for listing on the New York Stock Exchange.

     Antitrust Condition

     All competent European Union, U.S. and other foreign authorities having approved and/or granted clearance of the acquisition of Centerpulse without a party being required to meet any condition or requirement giving rise to: (i) costs and/or loss of earnings before interest, tax and amortization, or EBITA, in excess of CHF 23 million in the aggregate; or (ii) a decrease in consolidated turnover of CHF 75 million in the aggregate of us, after giving effect to the exchange offers. In addition, no other orders or directions by any court or other authority prohibiting the consummation of the exchange offers having been issued.

     Registration Effectiveness Condition

     The registration statement on Form S-4 filed by us with the SEC in connection with the Centerpulse exchange offer having become effective in accordance with the provisions of the Securities Act; no stop order suspending the effectiveness of the registration statement having been issued by the SEC and no proceedings for that purpose having been initiated by the SEC and not concluded or withdrawn.

     Minimum Tender Condition

     We must have received valid acceptances for at least 66 2/3% of the total number of the Centerpulse registered shares outstanding (including Centerpulse registered shares represented by Centerpulse ADSs and, provided the InCentive exchange offer has become unconditional, Centerpulse registered shares held by InCentive) on a fully diluted basis at the expiration of the offer period for the Centerpulse exchange offer. If, at or prior to the expiration of the offer period for the Centepulse exchange offer, we shall have waived this condition, we shall also waive the condition entitled "Removal of Centerpulse Board Condition."

     Removal of Centerpulse Board Condition

     Each person who is a member of the board of directors of Centerpulse having delivered, at or prior to the expiration of the offer period for the Centerpulse exchange offer, a validly executed undertaking to us (i) agreeing, contingent upon us having received valid acceptances for at least 66- 2/3% of the total number of Centerpulse registered shares outstanding (including registered shares represented by Centerpulse ADSs and, provided the InCentive exchange offer has become unconditional, registered shares held by InCentive) on a fully-diluted basis at the expiration of the offer period for the Centerpulse exchange offer, to take, or cause to be taken, as soon as possible after the Centerpulse exchange offer has been declared unconditional, all actions necessary to convene a shareholders meeting of Centerpulse to be held as soon as possible following the consummation of the Centerpulse exchange offer with the sole agenda item being "removal of existing board members and election of new board members" and to propose that all of the persons who are members of the board of directors of Centerpulse on the date of the Centerpulse shareholders meeting be removed and immediately replaced by the individuals designated by us, and (ii) agreeing, contingent upon us having received valid acceptances for at least 66- 2/3% of the total number of Centerpulse registered shares outstanding (including registered shares represented by Centerpulse ADSs and, provided the InCentive exchange offer has become unconditional, registered shares held by InCentive) on a fully-diluted basis at the expiration of the offer period for the Centerpulse exchange offer, to take, or cause to be taken, all actions necessary to ensure, for the period from the time the Centerpulse exchange offer has been declared unconditional until such time as all of our designees to the board of directors of Centerpulse take office, that neither Centerpulse nor any of its directors, officers or employees take any of the following actions (except (x) with our prior written consent, which consent shall not be unreasonably withheld, or (y) if required by applicable law):

     (A) sell, lease, transfer, encumber or pledge any of the assets of Centerpulse or its affiliates with a value of CHF 100,000 or greater;

     (B) enter into, materially amend or terminate any agreement with respect to Centerpulse or its affiliates involving a commitment of CHF 100,000 or greater or having a term that extends beyond December 31, 2003;

     (C) amend or propose to amend, or otherwise change the articles of association of Centerpulse or equivalent organizational documents of affiliates of Centerpulse, or take any action with respect to such amendment or any recapitalization, reorganization, liquidation or dissolution of any such entity;

     (D) authorize, issue, sell, pledge, dispose of, grant or encumber capital stock or other ownership interest in Centerpulse or any of its affiliates, or any options, warrants, convertible or exchangeable securities or other rights of any kind to acquire capital stock or other ownership interests in Centerpulse or any of its affiliates;

     (E) acquire, sell or make any capital contribution to or investment in any other corporation, partnership or other business organization or any division thereof or enter into any agreement with any affiliate or third party involving a merger, purchase, sale, recapitalization or other business combination with an aggregate value of CHF 100,000 or greater;

     (F) enter into any employment, consulting, change in control or severance agreement with any director, officer, employee or consultant of Centerpulse or its affiliates, or otherwise bind Centerpulse or any of its affiliates to establish, adopt or enter into any collective bargaining, compensation, bonus, stock option, pension, termination, severence or other employee or fringe benefit plan or agreement or any other arrangement for the benefit of any director, office, employee or consultant of Centerpulse or any of its affiliates;

     (G) declare, or propose to declare or pay any dividends on, or make any other distributions (whether in cash, securities or other property) in respect of, any of the outstanding capital securities of Centerpulse or any of its affiliates;

     (H) waive any claims or rights of Centerpulse or any of its affiliates or otherwise relating to the properties, assets, liabilities or businesses with a value of CHF 100,000 or greater;

     (I) amend, renew, fail to maintain or cancel any liability or insurance policies related to Centerpulse or any of its affiliates or any of their respective properties or assets;

     (J) effectuate a facility closing or layoff of 10 or more employees of Centerpulse or its affiliates; or

     (K) settle or compromise any pending or threatened suit, action or claim for CHF 100,000 or greater in any way involving or otherwise relating, directly or indirectly, to Centerpulse or its affiliates or their respective assets, liabilities, business or employees.

     This condition will be deemed to have been satisfied, if all members of the board of directors of Centerpulse have delivered the undertakings described above other than those directors who have not received a confirmation from us that we will hold harmless such directors in respect of any liability incurred as a consequence of complying with the above described undertaking.

     No Material Adverse Change Condition

     Centerpulse, until the end of the Centerpulse exchange offer period, not having:

     - become subject to a mandated recall for a product, the consolidated turnover of which product family exceeded CHF 75 million in Centerpulse's consolidated prior year results and such recall having resulted, or, according to the opinion of an investment bank or accounting firm of international repute to be appointed by us, referred to as the expert, likely to result, in costs and/or loss of EBITA (after insurance payable to Centerpulse) in excess of CHF 23 million; or

     - suffered a disablement of its manufacturing facilities in Winterthur, Switzerland or Austin, Texas, having resulted, or, according to the opinion of the expert, likely to result, in costs and/or loss of EBITA (after insurance payable to Centerpulse) in excess of CHF 23 million.

     We reserve the right to waive one or more of the conditions set forth above (except for the conditions relating to Zimmer stockholder approval and stock exchange listing), either in whole or in part, and to withdraw the Centerpulse exchange offer if one or more of the above conditions is not met.

  INCENTIVE EXCHANGE OFFER

  Terms

     We also are offering to exchange shares of our common stock and cash for all of the outstanding InCentive bearer shares. InCentive, an investment company listed on the SWX Swiss Exchange, holds or beneficially holds approximately 18.9% of the outstanding Centerpulse registered shares. As a condition of the InCentive exchange offer, InCentive must divest all its investments other than Centerpulse registered shares so that InCentive's assets will consist only of Centerpulse registered shares and cash. Assuming InCentive has taken these actions, the offer price for each InCentive bearer share in the InCentive exchange offer will be calculated by reference to the formula (A+B)/C where:

     A = the total number of shares of our common stock and the amount of cash that would be payable under the Centerpulse exchange offer for the Centerpulse registered shares held by InCentive;

     B = the adjusted net asset value (positive or negative) of InCentive calculated as at the last day of the InCentive exchange offer period but excluding the calculation in "A" above and attributing no value to any InCentive bearer shares held by InCentive or its subsidiaries, as confirmed by an accounting firm of international repute to be appointed by Zimmer; and

     C = the total number of InCentive bearer shares outstanding on the last day of the InCentive exchange offer period less the number of InCentive bearer shares held by InCentive or its subsidiaries on that date.

     As a result, the consideration for each InCentive bearer share will consist of an amount of our common stock and a portion of cash which will mirror what InCentive would have received if it had tendered its Centerpulse registered shares in the Centerpulse exchange offer, plus or minus the cash attributable to the adjusted net asset value of InCentive excluding its Centerpulse holdings. If the adjusted net asset value is negative, then the cash portion attributable to the consideration received by InCentive in relation to its Centerpulse holdings shall be reduced, by a proportionate degree, and if after such reduction there is still a negative balance, the number of shares of our common stock to be issued shall be reduced by a corresponding amount calculated by reference to the average closing price of our common stock from the fifth to the third Swiss trading day prior to the settlement date of the InCentive exchange offer.

     The number of shares of our common stock issued in exchange for each InCentive bearer share, known as the "exchange ratio," is fixed and will not change between now and the time the InCentive exchange offer is consummated, subject to elections made by holders of InCentive bearer shares and holders of Centerpulse registered shares (including registered shares represented by Centerpulse ADSs) under the mix and match election features available in both the InCentive exchange offer and the Centerpulse exchange offer, as described below in the section captioned "-- Mix and Match Elections."

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

     The offer price paid in the InCentive exchange offer will be adjusted for any dilutive effects in respect of the InCentive bearer shares or our common stock (except for shares issued for management options under InCentive or our benefit plans and disclosed in InCentive's or our financial statements for the fiscal year ended December 31, 2002), including dividend payments, capital increases below market value, or the issuance of options (except for management options issued under InCentive's or our benefit plans in the normal course consistent with past practice), warrants, convertible securities and other rights of any kind to acquire InCentive bearer shares or shares of our common stock, as the case may be, or any other transaction having a dilutive effect on the value of the InCentive exchange offer.

  Conditions

     Notwithstanding any other provisions of the InCentive exchange offer, we will not be required to accept for exchange and, subject to any applicable Swiss law and rules and regulations of the SEC, we may postpone the acceptance for exchange of, or exchange for, tendered InCentive bearer shares, and may, in our reasonable judgment, extend, terminate or amend the InCentive exchange offer as to any InCentive bearer shares not then accepted for exchange if in our reasonable judgment the following conditions have not been satisfied on or before the date of expiration of the InCentive exchange offer.

     Centerpulse Exchange Offer Conditions Satisfied Condition

     All conditions of the Centerpulse exchange offer having been satisfied or waived by us.

     Removal of InCentive Board Condition

     Each person who is a member of the board of directors of InCentive having delivered at or prior to the expiration of the offer period for the InCentive exchange offer a validly executed undertaking to us (A) agreeing, contingent upon us having received valid acceptances for at least 80% of the total number of InCentive bearer shares outstanding on a fully diluted basis at the expiration of the offer period for the InCentive exchange offer, to take, or cause to be taken, as soon as possible after the InCentive exchange offer has been declared unconditional, all actions necessary to convene a shareholders meeting of InCentive to be held as soon as possible following the consummation of the InCentive exchange offer with the sole agenda item being "removal of existing board members and election of new board members" and to propose that all of the persons who are members of the board of directors of InCentive on the date of the InCentive shareholders meeting be removed and immediately replaced by the individuals designated by Zimmer, and (B) agreeing, contingent upon Zimmer having received valid acceptances for at least 80% of the total number of InCentive bearer shares outstanding on a fully diluted basis at the expiration of the offer period for the InCentive exchange offer, to take, or cause to be taken, all actions necessary to ensure, for the period from the time the InCentive exchange offer has been declared unconditional until such time as all of the Zimmer designees to the board of directors of InCentive take office, that neither InCentive nor any of its directors, officers or employees take any action (except (x) with our prior written consent, which consent shall not be unreasonably withheld, or (y) if required by applicable law) that would result in any variance in the assets or liabilities of InCentive from those in existence on the date the InCentive exchange offer is declared unconditional, other than nominal and reasonable cash payments and the incurrence of nominal and reasonable liabilities required to maintain the corporate and administrative functioning of InCentive in the normal course, taking into account the reduced business activities of InCentive, but not to exceed CHF 50,000 in the aggregate.

     This condition will be deemed to have been satisfied, if all members of the board of directors of InCentive have delivered the undertakings described above other than those directors who have not received a confirmation of Zimmer that it will hold harmless such directors in respect of any liability incurred as a consequence of complying with the above described undertaking.

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

     Assets and Liabilities Condition


     At the expiration of the offer period for the InCentive exchange offer, InCentive (i) shall only have assets consisting solely of 2,237,577 Centerpulse registered shares and cash and (ii) shall have no material liabilities, contingent or otherwise, as defined in accordance with International Accounting Standards and as determined in the opinion of PricewaterhouseCoopers Ltd., referred to as the review body, other than liabilities the amount of which, as determined in the opinion of the review body, are taken into account in the calculation of adjusted net asset value.


     Registration Effectiveness Condition

     The registration statement on Form S-4 filed by us with the SEC in connection with the InCentive exchange offer having become effective in accordance with the provisions of the Securities Act; no stop order suspending the effectiveness of the registration statement having been issued by the SEC and no proceedings for that purpose having been initiated by the SEC and not concluded or withdrawn.

     Minimum Tender Condition

     Our having received valid acceptances for at least 80% of the total number of InCentive bearer shares outstanding on a fully diluted basis at the expiration of the offer period for the InCentive exchange offer. If, at or prior to the expiration of the offer period for the InCentive exchange offer, we shall have waived this condition, we shall also waive the condition entitled "Removal of InCentive Board Condition."

     No Regulatory Authority Prohibition Condition

     No court or regulatory authority having issued a decision or an order which prohibits the InCentive exchange offer or its consummation or renders the InCentive exchange offer or its consummation unlawful.

     Non-Disposal of Centerpulse Registered Shares Condition

     InCentive or any of its subsidiaries not having disposed, or agreed to dispose (including acceptance of any offer), of any Centerpulse registered shares held by it or its subsidiaries and not having become obliged to do so, except for any such transfer within the InCentive group.

     Litigation Condition

     Until the end of the offer period for the InCentive exchange offer, no litigation proceedings having been initiated against InCentive and its subsidiaries which have not been made public prior to May 20, 2003 and which are neither insured nor provisioned for in the consolidated balance sheet of InCentive for the fiscal year ended December 31, 2002 and whose amount in dispute is in excess of CHF 35 million in the aggregate.

     We reserve the right to waive one or more of the conditions set forth above, either in whole or in part, and to withdraw the InCentive exchange offer if one or more of the above conditions is not met.

  EXCHANGE OFFER PERIODS


     Under Swiss law, the exchange offers are each subject to a "cooling-off" period of 10 Swiss trading days at the beginning of the exchange offers during which tenders of Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, or InCentive bearer shares, as the case may be, will not be recognized as valid tenders under the exchange offers. Therefore, July 3, 2003 is the first date upon which tenders of Centerpulse registered shares, including registered shares represented by Centerpulse ADSs, or InCentive bearer shares, as the case may be, will be recognized as valid tenders under the exchange offers. The exchange offers will expire on August 27, 2003, unless otherwise extended.


  MIX AND MATCH ELECTIONS

     The exchange offers will contain a mix and match election feature, whereby tendering holders of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares may elect to receive either more

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

shares of our common stock or more cash than the standard entitlement. However, this election will be available to holders of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares only to the extent that off-setting elections have been made by other tendering securityholders in the exchange offers. Elections made in the exchange offers will be taken as a whole in determining whether mix and match elections will be fulfilled. All calculations will be made by reference to the number of acceptances and elections as of the last day of the subsequent offering periods for the exchange offers and, for the purposes of these calculations, the assumed value per share of Zimmer common stock shall be US$48.28, the same as the closing price of a share of our common stock on May 19, 2003, the day immediately prior to the announcement of the exchange offers.

  EXTENSION, TERMINATION AND AMENDMENT

     We reserved the right, at any time or from time to time, until all of the conditions of the exchange offers shall have been satisfied, to extend the period of time during which the exchange offers are open and to amend the exchange offers by giving oral or written notice of such extension or amendment to the Swiss offer manager and the U.S. exchange agent followed by public announcement thereof, subject, in all cases, to applicable Swiss law and the Exchange Act. All conditions to the exchange offers must be satisfied or waived before the expiration of the exchange offers. In the case of an extension, any such announcement will be issued no later than the fourth Swiss trading day following the previously scheduled expiration date.

     In accordance with Swiss tender offer regulations, we will not be permitted to extend the exchange offers beyond the date that is 40 Swiss trading days after the commencement of the exchange offers unless we receive the approval of the Swiss Takeover Board. If we are required by the rules and regulations of the SEC to extend the expiration date of the exchange offers beyond the date that the expiration date of the exchange offers are permitted to be extended without Swiss Takeover Board approval, including as a result of the waiver of a condition to the exchange offers, we will seek the approval of the Swiss Takeover Board to allow an extension of the exchange offers in order to comply with the rules and regulations of the SEC.

     If we make a material change in the terms of the exchange offers or the information concerning the exchange offers, or if we waive a condition of the exchange offers, we will extend the exchange offers to the extent required under applicable Swiss law or the Exchange Act.

  SUBSEQUENT OFFERING PERIODS

     If all of the conditions to the exchange offers are satisfied or waived, and we accept for exchange Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares tendered pursuant to the exchange offers, holders of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares who do not accept the exchange offers prior to their expiration will have an opportunity to accept the exchange offers on the same terms during a ten Swiss trading day period after the announcement by us that the exchange offers will be consummated. There will be no withdrawal rights during the subsequent offer periods for the exchange offers.

  WITHDRAWAL RIGHTS

     Shares tendered into the exchange offers may be withdrawn at any time prior to the end of the exchange offers, except during the subsequent offering periods for the exchange offers. If we (i) extend the period of time during which the exchange offers are open, (ii) are delayed in accepting for exchange the Centerpulse registered shares, Centerpulse ADSs or InCentive bearer shares, or
(iii) are unable to exchange the Centerpulse registered shares, Centerpulse ADSs or InCentive bearer shares pursuant to the exchange offers for any reason, then, without prejudice to our rights under the exchange offers, the Swiss offer manager and the U.S. exchange agent may, on our behalf, retain all Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares tendered and such Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares may not be withdrawn except as otherwise provided in this section. Any such delay will be considered an extension of the exchange offers to the extent required by law.

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  REGULATORY MATTERS

     While we expect that there will be no requirements to file any antitrust notification or report with respect to the InCentive exchange offer, we expect that we will be required to make such filings in connection with the Centerpulse exchange offer in certain jurisdictions. Based on an examination of publicly available information relating to the businesses in which Zimmer and Centerpulse and our respective subsidiaries are engaged, we believe that the consummation of the Centerpulse exchange offer should not violate the applicable antitrust and competition laws. Nevertheless, we cannot be certain that a challenge to the exchange offers on antitrust or competition grounds will not be made, or, if such a challenge is made, what the result will be.

     In addition, antitrust enforcement and other regulatory agencies frequently scrutinize transactions such as the Centerpulse exchange offer. At any time before or after we acquire Centerpulse registered shares and Centerpulse ADSs, any antitrust or other regulatory enforcement agency in a jurisdiction where we have not filed documentation could take whatever action under the applicable law of the jurisdiction as it deems necessary or desirable in the public interest, including seeking to enjoin our acquisition of securities pursuant to the Centerpulse exchange offer or our ability to vote or otherwise exercise rights of ownership over the Centerpulse registered shares and Centerpulse ADSs that we acquire under the Centerpulse exchange offer, seeking divestiture of Centerpulse registered shares and Centerpulse ADSs acquired by us or divestiture of assets of us or Centerpulse, or seeking to impose conditions on the operation of our or Centerpulse's businesses. Private parties, and, in the United States, state attorneys general, may also bring legal action under the antitrust laws under some circumstances.

  Hart-Scott-Rodino

     Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission, referred to as the FTC, a share exchange offer may not be completed until notification has been filed with the FTC and the Antitrust Division of the Department of Justice and a thirty (30) day waiting period has been observed. This waiting period may be terminated by the FTC and the Antitrust Division before its expiration. We intend to file a notification and report form under the HSR Act with the FTC and the Antitrust Division on or about June 23, 2003. Accordingly, it is anticipated that the waiting period under the HSR Act applicable to the Centerpulse exchange offer will expire at 11:59 p.m., New York City time, on or about July 23, 2003, unless such waiting period is earlier terminated by the FTC and the Antitrust Division or extended by a request from the FTC or the Antitrust Division for additional information and documentary material prior to the expiration of the waiting period. Pursuant to the HSR Act, we have requested early termination of the waiting period applicable to the Centerpulse exchange offer. There can be no assurance, however, that the 30-day HSR Act waiting period will be terminated early.

  Antitrust Laws in Switzerland

     Under Swiss antitrust laws, mergers or acquisitions involving parties with certain aggregate sales and with individual sales within Switzerland exceeding certain thresholds require notification to, and approval by, the Swiss authorities before such mergers or acquisitions are implemented. In this case, no notification to, or approval by, the Swiss antitrust authorities is required.

  Antitrust Laws in European Union Countries

     Zimmer and Centerpulse each conduct business in member states of the European Union, referred to as the EU. Council Regulation 4064/89, as amended, requires that the European Commission be notified and approve certain mergers or acquisitions involving parties with aggregate worldwide sales and individual EU sales exceeding certain thresholds before such mergers or acquisitions are implemented. No notification to, or approval by, the European Commission is required in connection with the Centerpulse exchange offer as the parties' aggregate worldwide sales do not exceed the thresholds specified in EU Council Regulation 4064/89, as amended.

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     Accordingly, the antitrust authorities of certain EU member states may have jurisdiction to review our proposed acquisition of Centerpulse. Based upon our examination of publicly available information concerning Centerpulse, we believe that, within the EU, the antitrust authorities in Austria, France, Germany, Italy and Spain have jurisdiction to examine our proposed acquisition of Centerpulse. In Austria, France and Germany, notice of mergers or acquisitions must be given to the relevant national authorities when the parties have worldwide and national sales exceeding specified thresholds. In Italy, notice of mergers or acquisitions must be given to the competent national authority when the parties, alone and together, have sales in Italy exceeding specified thresholds. In Spain, notice of mergers or acquisitions must be given to the relevant national authorities when the parties have national sales or market shares exceeding specified thresholds. In these five countries, the relevant thresholds for our proposed acquisition of Centerpulse have been met and the appropriate notifications have been or will be filed.

     Austria

     Transactions subject to antitrust notification in Austria must obtain approval from the Cartel Court before the merger can be implemented. There is no deadline for filing a merger, but parties generally file as soon as they have a clear intention to proceed with the transaction. In general, merger review in Phase I takes between five and seven weeks. It takes the Cartel Court approximately one week to forward the filed documents to the statutory interveners, namely the Federal Competition Authority and the Federal Cartel Attorney, by mail. Only the statutory interveners can request an in-depth investigation by the Cartel Court. They must do so within four weeks after the receipt of the notification. If they do not request further investigation, the Cartel Court must clear the transaction without delay after the four-week period has elapsed. It will take the Cartel Court approximately a further week to issue the clearance decision and to send it to the notifying party. If the statutory interveners request a Phase II review, the Cartel Court may prohibit mergers and acquisitions that create or strengthen a dominant position on the relevant market. However, expected improvements in competitive conditions that outweigh the disadvantages of the merger, an enhancement of the international competitiveness of the undertakings concerned, and general national economic considerations may weigh in the balance in favour of an otherwise problematic merger. The Cartel Court may also attach conditions or restrictions to its clearance decision. The transaction was notified to the Cartel Court on June 2, 2003.

     France

     As a general rule, transactions subject to antitrust notification in France are suspended automatically and may not be put into effect until they have been approved by the national antitrust authorities. The national antitrust authorities of France have five weeks from the date they receive a complete notification to approve the proposed transaction or to refer the case for further review. The five week deadline may be extended by up to three weeks in cases where the parties offer commitments to address competition concerns identified by the French authorities, with a view to securing the antitrust authorities' approval of the proposed transaction. In the event that the case is referred for further review, a final decision on the proposed transaction must be made within 19 to 20 weeks following referral of the case for further review. The national antitrust authorities in France examine notified transactions and may prohibit mergers and acquisitions that create or strengthen a dominant position and therefore impede effective competition in the relevant market in France. As part of this examination, the national antitrust authorities consider whether any contribution to economic progress outweighs the negative effects of the merger or acquisition on competition. The French antitrust authorities were notified of our proposed acquisition of Centerpulse on June 11, 2003.

     Germany

     Transactions subject to antitrust notification in Germany are suspended automatically and may not be put into effect until they have been approved by the national antitrust authority. The national antitrust authority in Germany has one month from the receipt of notification to approve the proposed transaction or to indicate to the parties that the proposed transaction requires further review. In cases requiring further review, the national antitrust authority has three additional months to make a final decision. At the request of the national antitrust

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authority and with the parties' consent, the one month and four month deadlines provided by German antitrust law may be extended by short periods of time. The national antitrust authority in Germany examines notified transactions and has the power to prohibit mergers or acquisitions that create or strengthen a dominant position, unless the parties can demonstrate that the merger or acquisition also will result in an improvement in market conditions that outweighs the disadvantages of market dominance. The German antitrust authorities were notified of our proposed acquisition of Centerpulse on May 30, 2003 and the acquisition was cleared on June 11, 2003.

     Italy

     There is no obligation to suspend a transaction subject to notification in Italy, provided that notice of the proposed transaction has first been given to the national antitrust authority. If a transaction that is subject to notification in Italy is implemented and the transaction is later prohibited, the national antitrust authorities may require that measures be taken in order to restore conditions of effective competition (including, for example, the sale of shares in the target and the sale of businesses owned and operated by the target). In Italy, the national antitrust authority has 30 days from the date of its receipt of a complete notification to approve the proposed transaction or to initiate a second-phase review. In the case of a second-phase review, the national antitrust authority has 45 days to make a final decision. This 45-day period may be extended by up to 30 days if the parties fail to supply data and information in their possession upon the national antitrust authority's request. In the event that the national antitrust authority decides to initiate a second-phase review, it also has power to order the parties not to proceed with the merger or acquisition until such time as the second-phase review is completed.

     The national antitrust authority in Italy examines notified transactions and has power to prohibit mergers or acquisitions that create or strengthen a dominant position on the Italian market with the effect of eliminating or restricting competition appreciably and on a lasting basis.

     Spain

     Transactions meeting the Spanish thresholds must obtain approval from the Service for the Defence of Competition, or SDC, prior to implementation. The Minister of Economy acting through the SDC has one month from notification to decide whether to refer the transaction to the Court for the Defence of Competition, or CDC, for a second-stage in-depth investigation. If it does not do so, the transaction is deemed to be approved, unless the transaction has not been notified by the parties but is the subject of proceedings initiated by the SDC on its own initiative. If the CDC conducts a second-stage in-depth investigation, it has two months from the referral from the Minister to issue a non-binding report for the Council of Ministers which is the final decision making body. Once the report is sent to the Council of Ministers, it has one additional month to take a final decision. If the Council of Ministers does not issue a decision within the one month period, the transaction is deemed to be approved. If the Council of Ministers issues a decision, it can be an unconditional clearance, an approval subject to conditions which contribute to economic and social progress in a manner which outweighs the restrictive effects on competition or a prohibition decision where the Council of Ministers rules that the transaction prevents the maintenance of effective competition in the market. The Spanish antitrust authorities were notified of our proposed acquisition of Centerpulse on June 16, 2003.

  Other Jurisdictions

     Based upon our examination of publicly available information concerning Centerpulse, it appears that Zimmer and Centerpulse and their subsidiaries own property and/or conduct business in a number of foreign countries, including other countries in the EU, in addition to those described above. In connection with the acquisition of Centerpulse securities pursuant to the Centerpulse exchange offer, the laws of certain of these foreign countries require or advise the filing of information with, or the obtaining of approval of, their respective governmental authorities. In this regard, we intend to make filings with the national competition authorities in the Czech Republic.

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     Czech Republic

     Under Czech antitrust laws, in the case of a public bid, it is lawful to acquire shares in the target before a final decision approving the transaction is made. It is unlawful, however, for the purchaser to determine or influence the competitive behavior of the target, in particular by exercising voting rights attaching to any shares acquired before the transaction has been approved by the national antitrust authority. In the Czech Republic, in the case of a public bid, the notification must be filed before the offer is published. The national antitrust authority has 30 days from its receipt of the notification to approve the proposed transaction or to initiate a second-phase inquiry. In the event that a second-phase inquiry is initiated, and in the case of a public bid, a final decision must be made within two months of receipt of the original notification. The national antitrust authority in the Czech Republic examines notified transactions and may prohibit mergers or acquisitions that significantly impede competition in the relevant market. As required by Czech law, the notification of our proposed acquisition of Centerpulse was filed on June 16, 2003.

  GENERAL

     Based on our examination of publicly available information filed by Centerpulse with the SEC and other publicly available information concerning Centerpulse and InCentive, except as discussed in this section and elsewhere in this proxy statement, we are not aware of:

     - any governmental license or regulatory permit that appears to be material to Centerpulse's or InCentive's business that might be adversely affected by our acquisition of Centerpulse registered shares, Centerpulse ADSs or InCentive bearer shares as contemplated in the exchange offers;

     - any approval or other action by any government or governmental administrative or regulatory authority or agency, domestic or foreign, that would be required for the acquisition or ownership of Centerpulse registered shares, Centerpulse ADSs or InCentive bearer shares by us as contemplated in the exchange offers; or

     - any approval or other action by any government or governmental administrative regulatory authority or agency, domestic or foreign, or any consent, waiver or other approval that would be required as a result of or in connection with the exchange offers.

     Should any such approval or other action be required, we currently intend to seek such approval or take such other action. However, any such required approval or other action could impose conditions on the consummation of the exchange offers or otherwise require changes to the terms of the exchange offers, which could result in conditions to the exchange offers not being satisfied. For more information about the conditions to the exchange offers, see the sections captioned "-- The Exchange Offers -- Centerpulse Exchange
Offer -- Conditions" and "-- InCentive Exchange Offer -- Conditions." We cannot predict whether we would be required to delay the acceptance for payment of, or payment for, Centerpulse registered shares, Centerpulse ADSs or InCentive bearer shares tendered pursuant to the exchange offers pending the outcome of any such matter. We can give no assurance that we would be able to obtain any such approval or take other action, if needed.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

     To the knowledge of the Board of Directors, none our executive officers or key employees will receive benefits as a result of the exchange offers that will be in addition to or different from the benefits received by our stockholders generally.

ACCOUNTING TREATMENT

     The acquisition of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares acquired in the exchange offers will be accounted for under the purchase method of accounting under U.S. GAAP, which means that Centerpulse's and InCentive's results of operations will effectively be included with ours from the closing date and their respective consolidated assets and liabilities will be recorded at their fair

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values at the same time (except for minority interests, if any, in the assets and liabilities which will remain at historical cost) with the excess, if any, allocated to goodwill.

     Operating results for InCentive for the year ended December 31, 2002 and for the three months ended March 31, 2003 and its net assets at that date have been excluded from the pro forma financial information. The purchase price for InCentive is inclusive of an offer for Centerpulse registered shares held by InCentive equivalent in all respects to our offer for Centerpulse registered shares plus cash for the value of InCentive's other holdings, which are expected to be monetized prior to completion of our offer for InCentive. Accordingly, at the time of the acquisition it is expected that the InCentive balance sheet will consist of Centerpulse shares already contemplated by the Centerpulse offer and the incremental purchase price to be paid for InCentive should be equal to the net cash acquired with InCentive and there should be no net effect on the net assets of the combined company.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

     There are no material U.S. federal income tax consequences to our current stockholders that will result from our issuance of additional shares of our common stock in the exchange offers.

INDEBTEDNESS AND THE FINANCING OF THE EXCHANGE OFFERS

     In connection with the cash portion of the consideration payable pursuant to the exchange offers, we have entered into the following credit agreements:
(i) a 364-day revolving credit agreement dated June 12, 2003 by and among Zimmer, JPMorgan Chase Bank, as administrative agent, the lenders and certain other parties thereto, collectively referred to as the credit facility parties, and (ii) a revolving credit and term loan agreement dated June 12, 2003 by and among the credit facility parties. Pursuant to the credit agreements, the lenders are providing us with senior unsecured credit facilities, referred to as the facilities, in an aggregate principal amount of up to US$1,750 million. The facilities are comprised of (i) a 364-day revolving credit facility in an aggregate principal amount of US$400 million, (ii) a three-year revolving credit and competitive advance facility in an aggregate principal amount of US$800 million and (iii) a five-year term loan facility in an aggregate principal amount of US$550 million.

     The lenders' commitments under the 364-day facility will expire and the borrowings thereunder will mature 364 days after the date of the signing of such facility. We may elect to convert revolving credit loans outstanding under the 364-day facility on the termination thereof to a term loan which will be repayable in a single payment one year after the termination of the 364-day facility. The lenders' commitments under the three-year facility expire and the borrowings thereunder will mature on the third anniversary of the signing thereof. The full amount of the five-year term facility must be drawn in a single drawing on the date of the initial borrowing thereunder. The five-year term facility matures on the fifth anniversary of the signing of such facility and amortizes in equal quarterly installments in aggregate annual amounts equal to US$50 million, US$150 million and US$350 million, payable in the third, fourth and fifth years of the term, respectively.

     The proceeds of loans under the facilities will be used by us, on the date of the initial borrowing thereunder, to pay the cash consideration payable in the exchange offers, to refinance the existing debt of Centerpulse, to repay in full all amounts under our existing credit agreement and to pay transaction costs. Thereafter, the proceeds of loans under the revolving credit facilities may be used for working capital and other general corporate purposes.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following sets forth pro forma condensed combined financial information
(i) derived from the audited consolidated financial statements of Zimmer for the fiscal year ended December 31, 2002 and the unaudited interim consolidated financial statements of Zimmer for the period ended March 31, 2003 and (ii) derived from the audited consolidated financial statements of Centerpulse for the fiscal year ended December 31, 2002 and the unaudited consolidated interim financial statements for the period ended March 31, 2003, in each case, included elsewhere in this proxy statement, and is qualified in its entirety by such statements. Certain amounts in Centerpulse's financial statements have been reclassified to conform to the presentation in Zimmer's financial statements.

     Centerpulse's consolidated financial statements from which these pro forma financial statements are derived are prepared in accordance with IFRS, which differ in certain material respects from U.S. GAAP. In preparing the pro forma information for the year ended December 31, 2002, Zimmer relied upon the reconciliation from IFRS to U.S. GAAP that was included in note 31 of Centerpulse's 2002 audited consolidated financial statements. Centerpulse issued financial information for the period ended March 31, 2003 under IFRS, which was included on Form 6-K. However, this quarterly information did not include information relating to U.S. GAAP. To present pro forma information as of and for the period ended March 31, 2003, Zimmer obtained the necessary adjustments to convert the financial information of Centerpulse from IFRS to U.S. GAAP based upon information obtained from Centerpulse as part of our due diligence review.

     The following pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of (i) results of operations and financial position that would have been achieved had the consummation of the exchange offers taken place on the dates indicated or (ii) the future operations of the combined company. The following table should be relied on only for the limited purpose of presenting what the results of operations and financial position of the combined businesses of Zimmer and Centerpulse might have looked like had the exchange offers taken place at an earlier date. You can find more information about the exchange offers under the section captioned "PROPOSAL:
ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- The Exchange Offers."

     The acquisition of Centerpulse will be accounted for as a purchase under U.S. GAAP. Cost will be determined on the basis of cash paid plus the fair value of Zimmer shares exchanged and stock options assumed. With respect to the latter, this will be determined on the acquisition date. For the purpose of determining cost for the pro forma information below, we have used the closing price of Zimmer common stock on the NYSE on June 16, 2003 of US$47.19 and the noon buying rate for Swiss francs on such date of CHF 1.3009 = US$1.00.

     The cost of an acquired entity in a purchase business combination is allocated to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition under U.S. GAAP. The following pro forma financial information includes a preliminary allocation of the estimated purchase price to the net assets of Centerpulse based on publicly available information and management's general knowledge of Centerpulse's business and the orthopaedic market. Actual amounts, determined on the basis of more detailed information, will differ from the amounts reflected below.

     The costs and related synergistic effect of integrating Zimmer and Centerpulse's businesses are not reflected in the pro forma financial information below. The timing and effect of actions associated with integration are as yet uncertain. However, costs as further described in the Notes to the Unaudited Pro Forma Condensed Combined Statement of Earnings and related savings are expected to be significant.

     Operating results for InCentive for the year ended December 31, 2002 and for the three months ended March 31, 2003 and its net assets at that date have been excluded from the pro forma financial information. The purchase price for InCentive is inclusive of an offer for Centerpulse registered shares held by InCentive equivalent in all respects to our offer for Centerpulse registered shares plus cash for the value of InCentive's other holdings, which are expected to be monetized prior to completion of our tender for InCentive. Accordingly, at the time of the acquisition, it is expected that the InCentive balance sheet will consist of

Centerpulse registered shares already contemplated by the Centerpulse exchange offer and cash and the incremental purchase price to be paid for InCentive will be equal to the cash acquired with InCentive and there will be no net effect on the net assets of the combined company.

     The following pro forma financial information should be read in conjunction with:

     - the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements;

     - financial statements of Zimmer for the year ended December 31, 2002, for the three-month period ended March 31, 2003 and the notes relating thereto, included elsewhere in this proxy statement; and

     - financial statements of Centerpulse for the fiscal year ended December 31, 2002 and for the three-month period ended March 31, 2003, and the notes relating thereto, included elsewhere in this proxy statement.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                             ZIMMER AND CENTERPULSE
                                                                                          PRO FORMA
                                                 ZIMMER   CENTERPULSE(A)   ADJUSTMENTS   COMBINED(G)
                                                 ------   --------------   -----------   ------------
NET SALES......................................  $1,372        $796           $ --          $2,168
Cost of products sold..........................     344         236             32(b)          612
                                                 ------        ----           ----          ------
GROSS PROFIT...................................   1,028         560            (32)          1,556
Research and development.......................      81          47             --             128
Selling, general and administrative............     546         402             (5)(c)         943
                                                 ------        ----           ----          ------
Operating expenses.............................     627         449             (5)          1,071
OPERATING PROFIT...............................     401         111            (27)            485
Interest expense, net..........................      12          16             44(d)           72
                                                 ------        ----           ----          ------
Earnings before income taxes and minority
  interests....................................     389          95            (71)            413
Provision for income taxes.....................     131          17            (23)(e)         125
                                                 ------        ----           ----          ------
Net earnings before minority interests.........     258          78            (48)            288
Minority interests.............................      --           1             --               1
                                                 ------        ----           ----          ------
NET EARNINGS...................................  $  258        $ 77           $(48)         $  287
                                                 ======        ====           ====          ======
EARNINGS PER COMMON SHARE
  Basic........................................  $ 1.33                                     $ 1.20
  Diluted......................................  $ 1.31                                     $ 1.19
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  Basic........................................   194.5                       43.8(f)        238.3
  Diluted......................................   196.8                       44.7(f)        241.5

   See notes to unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Centerpulse amounts have been translated into U.S. dollars at a rate of CHF 1.56 = US$1.00, the average exchange rate for the year ended December 31, 2002, as disclosed in the explanatory notes to Centerpulse's Annual Report on Form 20-F for the fiscal year ended December 31, 2002.

U.S. GAAP AND CONFORMING ACCOUNTING POLICY ADJUSTMENTS

     (a) Centerpulse's consolidated financial statements are prepared in accordance with IFRS, which differ, in certain material respects from U.S. GAAP. In addition, Centerpulse has adopted certain accounting policies that differ from Zimmer. The following schedule summarizes the necessary adjustments which were estimated based upon information obtained from the audited consolidated financial statements of Centerpulse contained in the Annual Report on Form 20-F for the fiscal year ended December 31, 2002, publicly available information and information obtained from Centerpulse as part of our due diligence review. See the section captioned "NOTE ON CENTERPULSE AND INCENTIVE INFORMATION" and note 31 to the audited consolidated 2002 financial statements of Centerpulse for a discussion of the significant differences between IFRS and U.S. GAAP. Certain of the conforming reclassification adjustments were derived from Centerpulse's disclosure of significant accounting policies, related notes, transcripts of quarterly conference calls and information obtained during due diligence. Other conforming adjustments may be necessary after Zimmer is able to gain additional access to the detailed accounting records of Centerpulse.

                                                            CENTERPULSE
                                                            CONFORMING
                                        CENTERPULSE(I)    ACCOUNTING AND
                                          CONTINUING         U.S. GAAP       CENTERPULSE      CENTERPULSE
                                          OPERATIONS        ADJUSTMENTS       ADJUSTED         ADJUSTED
                                        --------------   -----------------   -----------   -----------------
                                                         (IN MILLIONS CHF)                 (IN MILLIONS US$)
Net sales.............................      1,241                --             1,241            $796
Cost of product sold..................        402               (34)(ii)          368             236
                                            -----               ---             -----            ----
Gross profit..........................        839                34               873             560
Research and development..............         73                --                73              47
Selling, general and administrative...        539                88(iii)          627             402
Other operating income................          1                (1)(iii)          --              --
Goodwill amortization.................         43               (43)(iii)          --              --
Exceptional operating items...........          9                (9)(iii)          --              --
                                            -----               ---             -----            ----
Operating income......................        176                (3)              173             111
Interest expense, net.................         24                 1(iv)            25              16
Other non-operating expense...........          1                (1)(iv)           --              --
                                            -----               ---             -----            ----
Income before taxes...................        151                (3)              148              95
Income taxes..........................         27                --(v)             27              17
                                            -----               ---             -----            ----
Net income before minority
  interests...........................        124                (3)              121              78
Minority interests....................          2                --                 2               1
                                            -----               ---             -----            ----
Net income............................        122                (3)              119            $ 77
                                            =====               ===             =====            ====

---------------

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2002


---------------

     Unless otherwise indicated, the following adjustments were extracted from note 31 of Centerpulse's 2002 audited consolidated financial statements.

                                                                      (IN MILLIONS CHF)
                                                                      -----------------
(i)    Centerpulse consolidated net income from continuing
         operations obtained from note 11 of Centerpulse's 2002
         audited consolidated financial statements.
(ii)   Approximately one-half employee benefit expense U.S. GAAP
         adjustment (allocation based on estimated headcount
         split)....................................................           12
       Approximately one-half option re-pricing expense U.S. GAAP adjustment (allocation based on estimated headcount
         split)....................................................            8
       Re-classification of insurance expense to SG&A to conform
         with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's MD&A,
         quarterly transcript disclosures and information obtained
         during due diligence).....................................          (20)
       Re-classification of instrument expense to SG&A to conform with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's accounting
         policies, related note disclosures and information
         obtained during due diligence)............................          (34)
                                                                            ----
                                                                             (34)
                                                                            ====
(iii)  Reduce goodwill amortization to reflect U.S. GAAP write-off
         of in-process research and development....................          (11)
       Eliminate remaining non-U.S. GAAP goodwill amortization.....          (43)
       Approximately one-half employee benefit expense U.S. GAAP
         adjustment (allocation based on estimated headcount
         split)....................................................           12
       Approximately one-half option re-pricing expense U.S. GAAP adjustment (allocation based on estimated headcount
         split)....................................................            9
       Re-classification of insurance expense to SG&A to conform
         with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's MD&A,
         quarterly transcript disclosures and information obtained
         during due diligence).....................................           20
       Re-classification of instrument expense to SG&A to conform with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's accounting
         policies, related note disclosures and information
         obtained during due diligence)............................           34
       U.S. GAAP adjustment for impairment charge on intangible
         assets....................................................            3
       Reversal of non-U.S. GAAP impairment recovery on
         investments...............................................           13
       Goodwill amortization reclassified to SG&A to conform to
         Zimmer statement of earnings presentation.................           43
       Exceptional operating items reclassified to SG&A to conform
         to Zimmer statement of earnings presentation..............            9
       Other operating income reclassified to SG&A to conform to
         Zimmer statement of earnings presentation.................           (1)
                                                                            ----
                                                                              88
                                                                            ====
(iv)   Other non-operating expense reclassified to interest
         expense, net..............................................            1
(v)    Income tax effect on U.S. GAAP adjustments (less than $1
         million)..................................................           --

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2002


OTHER ADJUSTMENTS

     (b) Reflects an increase of $3 million in depreciation expense resulting from the step-up of property, plant and equipment to their respective fair values, as required by Statement of Financial Accounting Standards No. 141, assuming estimated remaining useful lives of ten years. Also reflects an estimated $29 million of amortization expense related to technology-based intangible assets over periods ranging from seven to twenty years. Valuation of specific identifiable intangible assets requires knowledge of certain product revenue and cash flow projections and other information to which Zimmer has not had access. In the absence of specific knowledge, the amount of purchase price allocated to technology-based intangibles represents Zimmer estimates based on standard valuation methodologies and management's general knowledge of Centerpulse's business and the orthopaedic market. Actual amounts, determined on the basis of more detailed information, will differ from the preliminary amounts.

     (c) Effective January 1, 2003 Zimmer changed its accounting policy for loaner instruments from an expense based method to an asset based method. See note 2 to Zimmer's March 31, 2003 Quarterly Report on Form 10-Q for a detailed discussion of the accounting change. The adjustment reflects Zimmer's instrument expense assuming the new asset-based accounting policy had been applied from the beginning of the period.

     (d) Reflects the elimination of interest expense on existing borrowings replaced by approximately estimated interest expense on $1,562 million in total debt under the facilities described in the section captioned "OUR
OFFER -- Source and Amount of Funds." Based on our current investment grade rating from Standard and Poor's and from Moody's, the applicable interest rate under the revolving facilities is expected to be the applicable LIBOR rate plus 125 basis points, and under the term loan, is expected to be the applicable LIBOR rate plus 150 basis points. Interest expense was calculated using an estimated weighted average annual interest rate of 4.0%, calculated on constant debt levels throughout the year and also includes estimated amortization of debt issuance cost. Our annual interest expense may be lower or higher if LIBOR rates or our credit rating changes. A 1/8% change in the annual interest rate would increase or decrease interest expense by approximately $2 million. A summary of the various elements comprising the interest adjustment follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Elimination of net interest expense on existing Centerpulse
  borrowings to be replaced by Zimmer borrowings under the
  facilities................................................        $ (16)
Elimination of net interest expense on existing Zimmer
  borrowings to be replaced by Zimmer borrowings under the
  facilities................................................          (12)
Interest expense under facilities on the basis described
  above.....................................................           63
Amortization of debt issuance costs over the life of the
  facilities borrowings (calculated on a straight-line basis in proportion to the value of the respective one, three
  and five year facilities).................................            9
                                                                    -----
                                                                    $  44
                                                                    =====

     (e) Reflects the income tax effects of adjustments based upon the average of the respective company's effective tax rates for the year ended December 31, 2002.

     (f) The increase in weighted average common shares outstanding for the basic earnings per share calculation reflects the issuance of 3.68 shares of Zimmer common stock for each of the 11,892,518 outstanding registered shares of Centerpulse, as of March 26, 2003 as discussed in Centerpulse's 2002 Form 20-F, while the increase for the diluted earnings per share calculation also includes an additional 0.9 million shares to account for the dilutive effect of outstanding Centerpulse stock options expected to be

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2002


converted into Zimmer stock options. The increase in dilutive shares was calculated on the basis of an estimated 397,000 outstanding Centerpulse stock options, as discussed in note 2 to the Smith & Nephew pro forma financial statements included in Smith & Nephew's registration statement on Form F-4 filed on April 25, 2003, converted based on the ratio of the Centerpulse offer price (translated into U.S. dollars at the June 16, 2003 noon buying rate for Swiss francs of CHF 1.3009 = US$1.00) to Zimmer's closing stock price of US$47.19 as quoted on the NYSE on such date.

     (g) The pro forma statement of net earnings assumes a 100% tender of Centerpulse registered shares, the maximum amount of shares subject to tender. However, the transaction could be consummated with less than a 100% tender of Centerpulse registered shares. Assuming a 66.7% tender of Centerpulse registered shares, the minimum amount that must be tendered for Zimmer to obtain control pursuant to Swiss law, pro forma net earnings would differ from the reported pro forma net earnings as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Net earnings assuming a 100% tender of Centerpulse shares...        $ 287
Adjustments:
  Record 33.3% minority interest in earnings of
     Centerpulse............................................          (26)
  Record lower depreciation and amortization expense to
     account for differences in basis of PP&E and intangible
     assets.................................................           11
  Record lower interest expense to account for reduced
     debt...................................................           15
  Tax effect of adjustments.................................           (9)
                                                                    -----
Net earnings assuming a 66.7% tender of Centerpulse
  shares....................................................        $ 278
                                                                    =====
Earnings per common share assuming a 66.7% tender of
  Centerpulse shares:
  Basic.....................................................        $1.24
  Diluted...................................................        $1.23
Weighted Average Common Shares Outstanding

                                                         HISTORICAL   ADJUSTED   PRO FORMA
                                                         ----------   --------   ---------
  Basic................................................    194.5        29.2       223.7
  Diluted..............................................    196.8        30.1       226.9

The increase in weighted average common shares outstanding for the basic earnings per share calculation reflects the issuance of 3.68 shares of Zimmer common stock for each of the 7,932,309 tendered registered shares of Centerpulse (representing 66.7% of the outstanding Centerpulse registered shares as of March 26, 2003) while the increase for the diluted earnings per share calculation also includes an additional 0.9 million shares to account for the dilutive effect of outstanding Centerpulse stock options expected to be converted into Zimmer stock options. The increase in dilutive shares was calculated on the basis of an estimated 347,000 outstanding Centerpulse stock options, as disclosed in note 2 to the Smith & Nephew pro forma financial statements, converted based on the ratio of the Centerpulse offer price (translated into U.S. dollars at the June 16, 2003 noon buying rate for Swiss Francs of CHF 1.3009 = US$1.00) to Zimmer's closing stock price of US$47.19 as quoted on the NYSE on such date.

NONRECURRING

     The objective of the pro forma information provided herein is to provide information about the continuing impact of the proposed transaction by showing how it might have affected historical operating results if the transaction had been consummated at the beginning of the most recent full fiscal year. As such, nonrecurring charges are necessarily excluded from the unaudited pro forma consolidated statement of

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 2002


earnings. The Company expects to incur nonrecurring charges as of and within the twelve month period succeeding the transaction, estimated as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
In-process research and development.........................        $166
Inventory step-up...........................................          80
                                                                    ----
  Total non-cash charges....................................        $246
                                                                    ====

     Refer to note (k) under Notes to Unaudited Pro Forma Condensed Combined Balance Sheet for further description of in-process research and development.

     The step-up of inventories to their respective fair values, as required by Statement of Financial Accounting Standards No. 141, results in an increase in cost of products sold as the inventory is sold to third party customers, which is expected to occur within the twelve month period succeeding the transaction.

     Retention payments and other employee related costs, costs for lease terminations, meetings, training, re-branding, integration of information technology systems, and other cash costs are anticipated in connection with the integration of Zimmer and Centerpulse. Such costs are preliminarily estimated to amount to US$160 million within the twelve months succeeding the transaction. Actual costs may vary from the preliminary estimates.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 2003
                             (DOLLARS IN MILLIONS)

                                                                                ZIMMER AND CENTERPULSE
                                                                               -------------------------
                                                                                              PRO FORMA
                                                     ZIMMER   CENTERPULSE(A)   ADJUSTMENTS   COMBINED(L)
                                                     ------   --------------   -----------   -----------
ASSETS
CURRENT ASSETS:
Cash and equivalents...............................   $ 33        $  111         $   --        $  144
Accounts receivable, less allowance for doubtful
  accounts.........................................    237           222             --           459
Inventories, net...................................    266           222             80(b)        568
Prepaid expenses...................................     18            82              1(c)        101
Deferred income taxes..............................     21             3             --            24
                                                      ----        ------         ------        ------
  Total Current Assets.............................    575           640             81         1,296
Property, Plant and Equipment, net.................    311           133             30(d)        474
Intangible Assets..................................     --            --            960(e)        960
Goodwill...........................................     --           481          1,457(f)      1,938
Investments........................................     --            35             --            35
Deferred Income Taxes..............................     75           389           (132)(g)       332
Other Assets.......................................     18            --             12(c)         30
                                                      ----        ------         ------        ------
TOTAL ASSETS.......................................   $979        $1,678         $2,408        $5,065
                                                      ====        ======         ======        ======

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable...................................   $ 65        $   38         $   --           103
Income taxes payable...............................     42            22             --            64
Other current liabilities..........................    159           153             --           312
Short term debt....................................     77            52             83(h)        212
                                                      ----        ------         ------        ------
  Total Current Liabilities........................    343           265             83           691
Other Long-term Liabilities........................     93           116             --           209
Deferred Income Taxes..............................     --            13            309(g)        322
Long-Term Debt.....................................     --           256          1,094(h)      1,350
                                                      ----        ------         ------        ------
  TOTAL LIABILITIES................................    436           650          1,486         2,572
                                                      ----        ------         ------        ------
Commitments and Contingencies(m)...................
Minority Interest..................................     --             6             --             6
STOCKHOLDERS' EQUITY
Common stock.......................................      2           259           (259)(i)         2
Paid in capital....................................     76           694          1,416(j)      2,186
Retained earnings (deficit)........................    449            36           (202)(k)       283
Accumulated other comprehensive income.............     16            45            (45)(i)        16
Treasury stock.....................................     --           (12)            12(i)         --
                                                      ----        ------         ------        ------
TOTAL STOCKHOLDERS' EQUITY.........................    543         1,022            922         2,487
                                                      ----        ------         ------        ------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.........   $979        $1,678         $2,408        $5,065
                                                      ====        ======         ======        ======

   See notes to unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                                 BALANCE SHEET
                                 MARCH 31, 2003

Centerpulse amounts have been translated into U.S. dollars at a rate of CHF 1.38 = US$1.00, the exchange rate as disclosed in the overview to Centerpulse's First Quarter 2003 Interim Report filed on Form 6-K.

U.S. GAAP AND CONFORMING ACCOUNTING POLICY ADJUSTMENTS

     (a) Centerpulse's consolidated financial statements from which these pro forma financial statements are derived are prepared in accordance with IFRS, which differ in certain material respects from U.S. GAAP. Centerpulse issued financial information for the period ended March 31, 2003 under IFRS, which was included on Form 6-K. However, this quarterly information did not include information relating to U.S. GAAP. To present pro forma information as of and for the period ended March 31, 2003, Zimmer obtained the necessary adjustments to convert the financial information of Centerpulse from IFRS to U.S. GAAP based upon information obtained from Centerpulse as part of our due diligence review. With respect to the reclassification adjustments to conform the Centerpulse accounts to the Zimmer basis of presentation, certain of these adjustments were derived from the disclosure of significant accounting policies and related notes, plus information obtained during due diligence. Other conforming adjustments may be necessary after Zimmer is able to gain additional access to the detailed accounting records of Centerpulse.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET -- (CONTINUED)
                                 MARCH 31, 2003

                                                               CENTERPULSE
                                                                CONFORMING
                                                              ACCOUNTING AND
                                                                U.S. GAAP         CENTERPULSE         CENTERPULSE
                                          CENTERPULSE(I)       ADJUSTMENTS         ADJUSTED            ADJUSTED
                                          --------------      --------------      -----------      -----------------
                                                           (IN MILLIONS CHF)                       (IN MILLIONS US$)
ASSETS
CURRENT ASSETS:
Cash and equivalents....................        153                  --                153              $  111
Accounts receivable, less allowance for
  doubtful accounts.....................        306                  --                306                 222
Inventories, net........................        306                  --                306                 222
Prepaid expenses........................        113                  --                113                  82
Deferred income taxes...................         --                   5(ii)              5                   3
                                              -----                ----              -----              ------
  Total Current Assets..................        878                   5                883                 640
Property, Plant and Equipment, net......        184                  --                184                 133
Intangible Assets.......................        562                (562)(iii)           --                  --
Goodwill................................         --                 664(iii)           664                 481
Investments.............................         59                 (11)(iv)            48                  35
Deferred Income Taxes...................        537                  --                537                 389
                                              -----                ----              -----              ------
TOTAL ASSETS............................      2,220                  96              2,316              $1,678
                                              =====                ====              =====              ======

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable........................         52                  --                 52              $   38
Income taxes payable....................         --                  31(v)              31                  22
Current provisions......................         82                 (82)(v)             --                  --
Other current liabilities...............        160                  51(v)             211                 153
Short term debt.........................         72                  --                 72                  52
                                              -----                ----              -----              ------
  Total Current Liabilities.............        366                  --                366                 265
Other Long-term Liabilities.............          1                 159(v)             160                 116
Other Non-current Provisions............        159                (159)(v)             --                  --
Deferred Income Taxes...................         18                  --                 18                  13
Long-term Debt..........................        353                  --                353                 256
                                              -----                ----              -----              ------
TOTAL LIABILITIES.......................        897                  --                897                 650
Minority Interest.......................          9                  --                  9                   6
STOCKHOLDERS' EQUITY
Common stock............................        357                  --                357                 259
Paid-in capital.........................        957                  --                957                 694
Retained earnings (deficit).............        (46)                 96(vi)             50                  36
Currency translation adjustments........         62                 (62)(v)             --                  --
Accumulated other comprehensive
  income................................         --                  62(v)              62                  45
Treasury stock..........................        (16)                 --                (16)                (12)
                                              -----                ----              -----              ------
TOTAL STOCKHOLDERS' EQUITY..............      1,314                  96              1,410               1,022
                                              -----                ----              -----              ------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY................................      2,220                  96              2,316              $1,678
                                              =====                ====              =====              ======

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET -- (CONTINUED)
                                 MARCH 31, 2003

---------------

     Unless otherwise indicated, the following adjustments were based upon information obtained during due diligence.

                                                                     (IN MILLIONS CHF)
                                                                     -----------------
(i)    Amounts obtained from Centerpulse's First Quarter 2003
         Interim Report filed on Form 6-K
(ii)   Income tax effects on U.S. GAAP adjustments.................           5
(iii)  Reduce goodwill to reflect the U.S. GAAP write-off of
         in-process research and development (IPR&D)...............        (134)
       Reverse non-U.S. GAAP intangible impairment charge..........         182
       Eliminate non-U.S. GAAP goodwill amortization...............          54
       Goodwill reclassified from intangibles to a separate balance sheet line item to conform to Zimmer balance sheet
         presentation..............................................         562
                                                                           ----
                                                                            664
                                                                           ====
(iv)   Reversal of non-U.S. GAAP impairment recovery on
         investments...............................................         (11)
(v)    Reclassify various line items to conform to Zimmer balance sheet presentation
(vi)   Effect of above adjustments on stockholders' equity.........          96

OTHER ADJUSTMENTS

     (b) Inventory is adjusted to record its estimated fair market value as of the acquisition date based on Centerpulse's historical margins less estimated selling and distribution cost and an allowance for a distributor profit, assumed as one-half of the remaining profit.

     (c) Reflects the capitalization of an estimated $20 million of financing costs ($8 million current and $12 million non-current) that will be amortized over the life of the new credit facilities with the current portion partially offset by the write-off of $(7) million of unamortized debt issuance costs for Centerpulse's credit facilities, which are expected to be refinanced as part of the transaction.

     (d) Property, plant and equipment is adjusted to record its estimated fair market value as of the acquisition date based on replacement cost, which is assumed to equate to "Fire insurance value" disclosed in note 16 to Centerpulse's 2002 audited consolidated financial statements less estimated accumulated depreciation.

     (e) Intangible assets are adjusted to reflect the allocation of: (i) $690 million to brand assets encompassing the trade names, long standing reputation, know-how and base technology of Centerpulse which are considered to have an indefinite useful life and, (ii) $270 million to technology assets comprised of current product technology with an expected useful life of seven years and other technology-based assets that are expected to have useful lives of twenty years. Valuation of specific identifiable intangible assets requires knowledge of certain product revenue and cash flow projections and other information to which Zimmer has not had access. In the absence of specific knowledge, the amount of purchase price allocated to brand and technology-based intangibles represents Zimmer estimates based on standard valuation methodologies and management's general knowledge of Centerpulse's business and the orthopaedic market. Actual amounts, determined on the basis of more detailed information, will differ from the preliminary amounts.

     (f) These amounts reflect the preliminary estimates of the adjustments necessary to record the Centerpulse assets acquired and liabilities assumed at their respective fair values. The allocation is based on publicly available information and limited information obtained during due diligence, and necessarily involved

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET -- (CONTINUED)
                                 MARCH 31, 2003

our reasonable estimates. Actual amounts, determined on the basis of more detailed information, will differ from the preliminary amounts. The total purchase price was determined and allocated as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Cash to be paid in exchange for 11,892,518 Centerpulse
  shares at CHF 120 per Centerpulse share translated at CHF
  1.3009 = US $1.00, the noon buying rate for Swiss francs
  on June 16, 2003..........................................       $1,097
Zimmer shares to be exchanged for 11,892,518 Centerpulse
  shares at an exchange ratio of 3.68 shares of Zimmer
  common stock at a market price of US$47.19 per share, the
  NYSE closing price on June 16, 2003.......................        2,065
Fair value of an estimated 347,000 outstanding Centerpulse
  stock options, as disclosed in note 2 to the Smith &
  Nephew's pro forma financial statements, with an average
  intrinsic value of CHF 169 per share, based on a weighted
  average exercise price of CHF 181 per share as reported by
  Centerpulse in note 30 to its consolidated 2002 financial
  statements, which are assumed to have no service
  requirement beyond the transaction date, translated at CHF
  1.3009 = US$1.00, the noon buying rate for Swiss francs on
  June 16, 2003.............................................           45
Plus direct acquisition costs ($20 million Smith & Nephew
  break up fee and $40 million transaction fees)............           60
                                                                   ------
Total purchase price........................................       $3,267
                                                                   ======
Purchase price allocated to:
Net assets of Centerpulse adjusted to U.S. GAAP at March 31,
  2003......................................................       $1,022
  Less elimination of historical goodwill...................         (481)
  Less elimination of unamortized debt issuance costs.......           (7)
  Less elimination of certain NOL deferred tax assets.......         (107)
Add (subtract) fair value adjustments:
  Inventory step-up.........................................           80
  Property, plant and equipment step-up.....................           30
  Brand -- indefinite life intangible asset.................          690
  Technology -- intangible asset............................          270
  In-process research and development.......................          166
  Deferred taxes............................................         (334)
  Goodwill..................................................        1,938
                                                                   ------
                                                                   $3,267
                                                                   ======

     (g) Reflects the income tax effects of the purchase price allocation to certain tangible and intangible assets, as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Deferred tax liability related to PP&E step-up..............        $  9
Deferred tax liability related to inventory step-up.........          25
Write off certain NOL deferred tax assets...................         107
Deferred tax liability related to brand and technology
  intangible assets.........................................         300
                                                                    ----
Total.......................................................        $441
                                                                    ====

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET -- (CONTINUED)
                                 MARCH 31, 2003

     The Centerpulse deferred tax asset relating to net operating losses in the U.S. has been reduced to reflect Zimmer estimates of its use taking into account the statutory limitation that will apply to the acquisition of Centerpulse stock. Deferred tax liabilities have been estimated related to the difference in book and tax basis in assets created or re-valued in relation to the acquisition of Centerpulse. A blended statutory tax rate was used based on a historic split of sales and assets among specific geographic markets, as reported by Centerpulse. Actual amounts, determined on the basis of more detailed information, will differ from the preliminary amounts.

     (h) Reflects the following sources and uses of funds:

                                                              (IN MILLIONS US$)
                                                              -----------------
Sources:
Borrowings under term loan..................................       $  550
Borrowings under three-year revolving facility..............          800
Borrowings under 364-day revolving facility.................          212
                                                                   ------
Total borrowings............................................       $1,562
                                                                   ======
Uses:
Cash to be paid in exchange for 11,892,518 Centerpulse
  shares at CHF 120 per Centerpulse share translated at CHF
  1.3009 = US$1.00, the noon buying rate for Swiss francs on
  June 16, 2003.............................................       $1,097
Acquisition costs ($20 million Smith & Nephew break up fee
  and $40 million transaction fees).........................           60
Financing fees..............................................           20
Repayment of existing Centerpulse borrowings................          308
Repayment of existing Zimmer borrowings.....................           77
                                                                   ------
                                                                   $1,562
                                                                   ======

     (i) Reflects the elimination of shareholders' equity in Centerpulse.

     (j) Reflects an increase in equity of $2,110 million for Zimmer shares issued in exchange for Centerpulse shares, offset by the elimination of $(694) of Centerpulse paid in capital.

     (k) Reflects the elimination of Centerpulse's retained earnings of $(36) million and the allocation of $(166) million to in-process research and development, defined as the value assigned to projects for which the related products have not received regulatory approval and have no alternative future use. The amount was determined assuming a certain percentage of estimated future cash flows would pertain to projects in development. Estimated cash flows are discounted back to their present value using a discount rate that takes into account an assumed level of risk of projects not being developed to a stage of commercial feasibility.

     (l) The unaudited pro forma condensed combined balance sheet assumes a 100% tender of Centerpulse shares, the maximum amount of shares subject to tender. However, the transaction could be consummated with less than a 100% tender of Centerpulse shares. Assuming a 66.7% tender of Centerpulse shares, the

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET -- (CONTINUED)
                                 MARCH 31, 2003

minimum amount that must be tendered for Zimmer to obtain control pursuant to Swiss law, pro forma net assets would differ from reported pro forma net assets as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Net assets assuming a 100% tender of Centerpulse shares.....       $2,487
Adjustments to reduce fair value attributed to net assets of
  Centerpulse on a pro rata basis (33.3%):
  Inventory step-up.........................................          (27)
  PP&E step-up..............................................          (10)
  Intangible assets including brand and technology assets...         (320)
  Goodwill..................................................         (411)
  Less debt required to finance acquisition.................          365
  Record minority interest in book value of Centerpulse net
     assets.................................................         (340)
  Tax effect of adjustments.................................          111
                                                                   ------
  Net assets assuming a 66.7% tender of Centerpulse
     shares.................................................       $1,855
                                                                   ======

     In the event of a 66.7% tender of Centerpulse shares, the purchase price and estimated purchase price allocation would be as follows:

Cash to be paid in exchange for 7,932,309 Centerpulse shares at CHF 120 per Centerpulse share translated at CHF 1.3009
  = US$1.00, the noon buying rate for Swiss francs on June
  16, 2003..................................................       $  732
Zimmer shares to be exchanged for 7,932,309 Centerpulse
  shares at an exchange ratio of 3.68 shares of Zimmer
  common stock at a market price of US$47.19 per share, the
  NYSE closing price on June 16, 2003.......................        1,377
Fair value of an estimated 347,000 outstanding Centerpulse
  stock options, based upon note 2 to the Smith & Nephew pro forma financial statements, with an average intrinsic
  value of CHF 169 per share, based on a weighted average
  exercise price of CHF 181 per share as reported by
  Centerpulse in note 30 to its consolidated 2002 financial
  statements, which are assumed to have no service
  requirement beyond the transaction date, translated at CHF
  1.3009 = US$1.00, the noon buying rate for Swiss francs on
  June 16, 2003.............................................           45
Plus direct acquisition costs ($20 million Smith & Nephew
  break up fee and $40 million transaction fees)............           60
                                                                   ------
Total purchase price........................................       $2,214
                                                                   ======
Purchase price allocated to:                                           --
  Net assets of Centerpulse adjusted to U.S. GAAP at March
     31, 2003...............................................       $  682
  Less elimination of historical goodwill...................         (481)
  Less elimination of unamortized debt issuance costs.......           (7)
  Less elimination of certain NOL deferred tax assets.......         (107)

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET -- (CONTINUED)
                                 MARCH 31, 2003

Add (subtract) fair value adjustments:
  Inventory step-up............................................................................         53
  Property, plant and equipment step-up........................................................         20
  Brand -- indefinite life intangible asset....................................................        460
  Technology -- intangible asset...............................................................        180
  In-process research and development..........................................................        110
  Deferred taxes...............................................................................       (223)
  Goodwill.....................................................................................      1,527
                                                                                                 ---------
                                                                                                 $   2,214
                                                                                                 =========

     The following reflects sources and uses of funds assuming a 66.7% tender of Centerpulse shares:

Sources:
  Borrowings under term loan................................  $  550
  Borrowings under three-year revolving facility............     647
                                                              ------
Total Borrowings............................................  $1,197
                                                              ======
Uses:
Cash to be paid in exchange for 7,932,309 Centerpulse shares at CHF 120 per Centerpulse share translated at CHF 1.3009
  = US$1.00, the noon buying rate for Swiss francs on June
  16, 2003..................................................  $  732
Acquisition costs ($20 million Smith & Nephew break up fee
  and $40 million transaction fees).........................      60
Financing fees..............................................      20
Repayment of existing Centerpulse borrowings................     308
Repayment of existing Zimmer borrowings.....................      77
                                                              ------
                                                              $1,197
                                                              ======

     (m) Centerpulse and InCentive are subject to a variety of claims, including product liability, intellectual property, tax and contract related claims arising in the ordinary course of business. On the basis of limited due diligence performed by Zimmer, Zimmer has identified certain matters, including those described in note 9 to the audited consolidated 2002 financial statements of Centerpulse, which may be significant. While it is not possible to predict with certainty the outcome of these matters, with the passage of time and additional development of these matters, they could result in liabilities that are both probable and estimable and as such, would require recognition in the Centerpulse and InCentive balance sheets.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003
                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                             ZIMMER AND CENTERPULSE
                                                                            -------------------------
                                                                                           PRO FORMA
                                                  ZIMMER   CENTERPULSE(A)   ADJUSTMENTS   COMBINED(F)
                                                  ------   --------------   -----------   -----------
NET SALES.......................................  $ 390         $232           $  --        $  622
Cost of products sold...........................     97           60               8(b)        165
                                                  ------        ----           -----        ------
GROSS PROFIT....................................    293          172              (8)          457
Research and development........................     21           14              --            35
Selling, general and administrative.............    150          113              --           263
                                                  ------        ----           -----        ------
Operating expenses..............................    171          127              --           298
OPERATING PROFIT................................    122           45              (8)          159
Interest expense, net...........................      1            6              10(c)         17
                                                  ------        ----           -----        ------
Earnings before income taxes, minority interests
  and cumulative effect of a change in
  accounting principle..........................    121           39             (18)          142
Provision for income taxes......................     40            8              (5)(d)        43
                                                  ------        ----           -----        ------
Net earnings before minority interests and
  cumulative effect of a change in accounting
  principle.....................................     81           31             (13)           99
Minority interests..............................     --            1              --             1
                                                  ------        ----           -----        ------
NET EARNINGS BEFORE CUMULATIVE EFFECT OF A
  CHANGE IN ACCOUNTING PRINCIPLE................  $  81         $ 30           $ (13)       $   98
                                                  ======        ====           =====        ======
EARNINGS PER COMMON SHARE BEFORE CUMULATIVE
  EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE
  Basic.........................................  $0.41                                     $ 0.41
  Diluted.......................................  $0.41                                     $ 0.40
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  Basic.........................................  195.7                         43.8(e)      239.5
  Diluted.......................................  198.0                         44.7(e)      242.7

   See notes to unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF EARNINGS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

Centerpulse amounts have been translated into U.S. dollars at a rate of CHF 1.37 = US$1.00, the average exchange rate for the quarter ended March 31, 2003 as disclosed in the overview to Centerpulse's First Quarter 2003 Interim Report filed on Form 6-K.

U.S. GAAP AND CONFORMING ACCOUNTING POLICY ADJUSTMENTS

     (a) Centerpulse's consolidated financial statements from which these pro forma financial statements are derived are prepared in accordance with IFRS, which differ in certain material respects from U.S. GAAP. Centerpulse issued financial information for the period ended March 31, 2003 under IFRS, which was included on Form 6-K. However, this quarterly information did not include information relating to U.S. GAAP. To present pro forma information as of and for the period ended March 31, 2003, Zimmer obtained the necessary adjustments to convert the financial information of Centerpulse from IFRS to U.S. GAAP based upon information obtained from Centerpulse as part of our due diligence review. With respect to the reclassification adjustments to conform the Centerpulse accounts to the Zimmer basis of presentation, certain of these adjustments were derived from the disclosure of significant accounting policies, related notes, transcripts of quarterly conference calls and information obtained during due diligence. Other conforming adjustments may be necessary after Zimmer is able to gain additional access to the detailed accounting records of Centerpulse.

                                                            CENTERPULSE
                                          CENTERPULSE     CONFORMING AND
                                          CONTINUING         U.S. GAAP       CENTERPULSE      CENTERPULSE
                                         OPERATIONS(I)      ADJUSTMENTS       ADJUSTED         ADJUSTED
                                         -------------   -----------------   -----------   -----------------
                                                        (IN MILLIONS CHF)                  (IN MILLIONS US$)
Net sales..............................       318                --              318             $232
Cost of product sold...................       104               (22)(ii)          82               60
                                              ---               ---              ---             ----
Gross profit...........................       214                22              236              172
Research and development...............        19                --               19               14
Selling, general and administrative....       131                25(iii)         156              113
Other operating income.................         1                (1)(iii)         --               --
Goodwill amortization..................        10               (10)(iii)         --               --
                                              ---               ---              ---             ----
Operating income.......................        55                 6               61               45
Interest expense.......................         9                --                9                6
Other non-operating expense............         5                (5)(iii)         --               --
                                              ---               ---              ---             ----
Income before taxes....................        41                11               52               39
Income taxes...........................        10                --               10                8
                                              ---               ---              ---             ----
Net income before minority interests...        31                11               42               31
Minority interests.....................         1                --                1                1
                                              ---               ---              ---             ----
Net income.............................        30                11               41             $ 30
                                              ===               ===              ===             ====

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

---------------

     Unless otherwise indicated, the following adjustments were based upon information obtained during due diligence.

 (i) Centerpulse statement of earnings obtained from Centerpulse's interim quarterly report on Form 6-K for the period ended March 31, 2003 (excludes CHF 18 million gain on sale of discontinued operations less estimated tax effect of CHF 4 million).

                                                                     (IN MILLIONS CHF)
                                                                     -----------------
 (ii)  Re-classification of insurance expense to SG&A to conform with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's MD&A,
         quarterly transcript disclosures and information obtained
         during due diligence).....................................         (13)
       Re-classification of instrument expense to SG&A to conform with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's accounting
         policies, related note disclosures and information
         obtained during due diligence)............................          (9)
                                                                            ---
                                                                            (22)
                                                                            ===
(iii)  Reduce goodwill amortization to reflect U.S. GAAP write-off
         of in-process research and development....................          (2)
       Eliminate remaining non-U.S. GAAP goodwill amortization.....         (10)
       Re-classification of insurance expense to SG&A to conform
         with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's MD&A,
         quarterly transcript disclosures and information obtained
         during due diligence).....................................          13
       Re-classification of instrument expense to SG&A to conform with Zimmer statement of earnings classification
         (estimated based upon review of Centerpulse's accounting
         policies, related note disclosures and information
         obtained during due diligence)............................           9
       Goodwill amortization, other operating income and other
         non-operating expense reclassified to SG&A to conform to
         Zimmer statement of earnings presentation.................          14
       U.S. GAAP adjustment for impairment charge on intangible
         assets....................................................           1
                                                                            ---
                                                                             25
                                                                            ===

OTHER ADJUSTMENTS

     (b) Reflects an increase of $1 million in depreciation expense resulting from the step-up of property, plant and equipment to their respective fair values, as required by Statement of Financial Accounting Standards No. 141, assuming estimated remaining useful lives of ten years. Also reflects an estimated $7 million of amortization expense related to technology-based intangible assets over periods ranging from seven to twenty years.

     (c) Reflects the elimination of interest expense on existing borrowings replaced by estimated interest expenses on approximately $1,562 million in debt we expect to incur under the facilities described in the section captioned "PROPOSAL: ISSUANCE OF COMMON STOCK IN CONNECTION WITH THE PROPOSED EXCHANGE OFFERS -- Indebtedness and the Financing of the Exchange Offers." Based on our current investment grade rating from Standard and Poor's and from Moody's, the applicable interest rate under the revolving facilities is expected to be the applicable LIBOR rate plus 125 basis points, and under the term loan, is expected to be the applicable LIBOR rate plus 150 basis points. Interest expense was calculated using an estimated weighted average annual interest rate of 4.0%, calculated on constant debt levels throughout the year and also includes amortization of debt issuance cost. Our annual interest expense may be

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

lower or higher if LIBOR rates or our credit rating changes. A 1/8% change in the annual interest rate would increase or decrease interest expense by approximately $2 million. A summary of the various elements comprising the interest expense adjustment follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Elimination of interest expense on Centerpulse borrowings to
  be replaced by Zimmer borrowings..........................         $(6)
Elimination of interest expense on existing Zimmer
  borrowings to be replaced by Zimmer borrowings under the
  facilities................................................          (1)
Interest expense under the facilities on the basis described
  above.....................................................          15
Amortization of debt issuance costs over the life of the
  facilities (calculated on a straight-line basis in
  proportion to the value of the respective one, three and
  five year facilities).....................................           2
                                                                     ---
                                                                     $10
                                                                     ===

     (d) Reflects the income tax effects of adjustments based upon the average of the respective Company's effective tax rates for the quarter ended March 31, 2003.

     (e) The increase in weighted average common shares outstanding for the basic earnings per share calculation reflects the issuance of 3.68 shares of Zimmer common stock for each of the 11,892,518 outstanding registered shares of Centerpulse while the increase for the diluted earnings per share calculation also includes an additional 0.9 million shares to account for the dilutive effect of outstanding Centerpulse stock options expected to be converted into Zimmer stock options. The increase in dilutive shares was calculated on the basis of an estimated 347,000 outstanding Centerpulse stock options, as disclosed in note 2 to the Smith & Nephew pro forma financial statements, converted based on the ratio of the Centerpulse offer price (translated into U.S. dollars at the June 16, 2003 noon buying rate for Swiss francs of CHF
1.3009 = US$1.00) to Zimmer's closing stock price of US$47.19 as quoted on the NYSE on such date.

     (f) The pro forma statement of net earnings assumes a 100% tender of Centerpulse shares, the maximum amount of shares subject to tender. However, the transaction could be consummated with less than a 100% tender of Centerpulse shares. Assuming a 66.7% tender of Centerpulse shares, the minimum amount that must be tendered for Zimmer to obtain control pursuant to Swiss law, pro forma net earnings would differ from the reported pro forma net earnings as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
Net earnings assuming a 100% tender of Centerpulse shares...        $  98
Adjustments:
Record 33.3% minority interest in earnings of Centerpulse...          (10)
Record lower depreciation and amortization expense to
  account for difference in basis of PP&E and intangible
  assets....................................................            2
Record lower interest expense to account for reduced debt...            3
Tax effect of adjustments...................................           (1)
                                                                    -----
Net earnings assuming a 66.7% tender of Centerpulse
  shares....................................................        $  92
                                                                    =====
Earnings per common share assuming a 66.7% tender of
  Centerpulse shares:
  Basic.....................................................        $0.41
  Diluted...................................................        $0.40

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                      STATEMENT OF EARNINGS -- (CONTINUED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

      Weighted Average Common Shares Outstanding
                                                         HISTORICAL   ADJUSTED   PRO FORMA
                                                         ----------   --------   ---------
  Basic................................................    195.7        29.2       224.9
  Diluted..............................................    198.0        30.1       228.1

     The increase in weighted average common shares outstanding for the basic earnings per share calculation reflects the issuance of 3.68 shares of Zimmer common stock for each of the 7,932,309 tendered Centerpulse registered shares (66.7% of total Centerpulse registered shares) while the increase for the diluted earnings per share calculation also includes an additional 0.9 million shares to account for the dilutive effect of outstanding Centerpulse stock options expected to be converted into Zimmer stock options. The increase in dilutive shares equivalents was calculated on the basis of an estimated 347,000 outstanding Centerpulse stock options, as disclosed in note 2 to the Smith & Nephew pro forma financial statements, converted based on the ratio of the Centerpulse offer price (translated into U.S. dollars at the June 16, 2003 noon buying rate for Swiss francs of CHF 1.3009 = US$1.00) to Zimmer's closing stock price of US$47.19 as quoted on the NYSE on such date.

NONRECURRING

     The objective of the pro forma information provided herein is to provide information about the continuing impact of the proposed transaction by showing how it might have affected historical operating results if the transaction had been consummated at the beginning of the most recent full fiscal year. As such, nonrecurring charges are necessarily excluded from the unaudited pro forma condensed combined statement of earnings. Zimmer expects to incur nonrecurring charges as of and within the twelve month period succeeding the transaction, estimated as follows:

                                                              (IN MILLIONS US$)
                                                              -----------------
In-process research and development.........................        $166
Inventory step-up...........................................          80
                                                                    ----
  Total non-cash charges....................................        $246
                                                                    ====

     Refer to note (k) under Notes to Unaudited Pro Forma Condensed Combined Balance Sheet for further description of in-process research and development.

     The step-up of inventories to their respective fair values, as required by Statement of Financial Accounting Standards No. 141, results in an increase in cost of products sold as the inventory is sold to third party customers, which is expected to occur within the twelve month period succeeding the transaction.

     Retention payments and other employee related costs, costs for lease terminations, meetings, training, re-branding, integration of information technology systems, and other cash costs are anticipated in connection with the integration of Zimmer and Centerpulse. Such costs are preliminarily estimated to amount to $160 million within the twelve months succeeding the transaction. Actual costs may vary from the preliminary estimates.

                       MARKET PRICE AND DIVIDEND MATTERS

MARKET PRICE HISTORY

     Shares of our common stock are listed and traded on the New York Stock Exchange and quoted under the symbol "ZMH," Centerpulse registered shares and InCentive bearer shares are listed and traded on the SWX Swiss Exchange under the symbols "CEPN" and "INC," respectively, and Centerpulse ADSs are listed and traded on the New York Stock Exchange under the symbol "CEP." The following table sets forth, for the periods indicated, as reported by the New York Stock Exchange and SWX Swiss Exchange, the high and low last reported closing prices per share of each company's security as reported and the per share cash dividends declared for such securities.

                           ZIMMER COMMON STOCK        CENTERPULSE REGISTERED          CENTERPULSE ADSS
                               SALES PRICE              SHARES SALES PRICE               SALES PRICE
                       ---------------------------   -------------------------   ---------------------------
                        HIGH     LOW     DIVIDENDS   HIGH    LOW     DIVIDENDS    HIGH     LOW     DIVIDENDS
                       ------   ------   ---------   ----   ------   ---------   ------   ------   ---------
                        US$      US$        US$      CHF     CHF        CHF       US$      US$        US$
2001
First Quarter........     N/A      N/A     --        447       320     --         28.50    20.10     --
Second Quarter.......     N/A      N/A     --        343        94     --         20.20     5.75     --
Third Quarter........   30.50    24.70     --        138        64     --          8.98     4.05     --
Fourth Quarter.......   33.30    27.50     --         84        31     --          5.40     2.30     --
2002
First Quarter........   36.36    29.55     --        152        66     --          9.80     4.35     --
Second Quarter.......   36.34    30.90     --        243       131     --         16.70     9.16     --
Third Quarter........   39.46    29.37     --        237       153                16.60    11.05     --
Fourth Quarter.......   42.60    37.46     --        259       164                17.90    11.90     --
2003
First Quarter........   49.90    38.02     --        292       205                21.95    15.50     --
Second Quarter
  (through June 16,
  2003)..............   49.58    41.20     --        365       281                30.50    20.85     --

                          INCENTIVE BEARER
                               SHARES
                             SALES PRICE
                       -----------------------
                       HIGH   LOW    DIVIDENDS
                       ----   ----   ---------
                       CHF    CHF       CHF
2001
First Quarter........   489    455     --
Second Quarter.......   465    340     --
Third Quarter........   351    240     --
Fourth Quarter.......   266    232     --
2002
First Quarter........   300    260     --
Second Quarter.......   330    285     --
Third Quarter........   310    250     --
Fourth Quarter.......   340    280     --
2003
First Quarter........   340    300     --
Second Quarter
  (through June 16,
  2003)..............   400    319     --

--------------------------

     On May 19, 2003, which was the last trading day in the United States prior to our announcement of our intention to commence with the exchange offers, the per share closing price of our common stock was US$48.28 per share, the per share closing price of Centerpulse registered shares was CHF 292 per share, the per share closing price of Centerpulse ADSs was US$22.37 per share and the per share closing price of InCentive bearer shares was CHF 292 per share. On June 16, 2003, the most recent practicable date prior to the mailing of this proxy statement to you, the per share closing price of our common stock was US$47.19 per share, the per share closing price of Centerpulse registered shares was CHF 365 per share, the per share closing price of Centerpulse ADSs was US$27.91 per share and the per share closing price of InCentive bearer shares was CHF 385.

     We encourage you to obtain current market quotations for our common stock, Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares. For information about U.S. dollar and Swiss franc exchange rates, please see the section captioned "CURRENCY EXCHANGE RATES."

AVERAGE TRADING VOLUME

                                           ZIMMER         CENTERPULSE      CENTERPULSE     INCENTIVE
                                        COMMON STOCK   REGISTERED SHARES      ADSS       BEARER SHARES
                                        ------------   -----------------   -----------   -------------
                                                                (IN THOUSANDS)
2001
First Quarter.........................        NA              29                4          0.3
Second Quarter........................        NA              51               17          0.2
Third Quarter.........................     2,150              95               83          0.2
Fourth Quarter........................       901              72               63          3.7
2002
First Quarter.........................       765              52               50          0.2
Second Quarter........................       660              93               51          0.3
Third Quarter.........................     1,164              38               24          0.2
Fourth Quarter........................     1,273              85               27          0.9
2003
First Quarter.........................     1,211              60               35          0.3
Second Quarter
  (through June 16, 2003).............     2,048              89               66          0.1

---------------

     We intend to make applications as necessary to list on the SWX Swiss Exchange and New York Stock Exchange the shares that we will issue and exchange pursuant to the exchange offers.

DIVIDEND INFORMATION

  ZIMMER

     Zimmer has not declared or paid dividends on its common stock since becoming a public company on August 6, 2001. Currently, we do not anticipate paying any cash dividends on our common stock in the foreseeable future. The credit facilities Zimmer entered into on June 12, 2003 described in this proxy statement contain restrictions on our ability to make dividend payments under certain circumstances. On June 16, 2003 there were 54,213 holders of record of Zimmer common stock, including brokerage firms holding Zimmer common stock in "street name" and other nominees.

  CENTERPULSE

     Centerpulse registered shares and Centerpulse ADSs began trading on July 14, 1997, on the SWX Swiss Exchange and New York Stock Exchange, respectively. Centerpulse has paid dividends on its registered shares and ADSs every year from 1997 to 2000. The level of dividends in each year depends upon general business conditions, Centerpulse's current and expected future financial performance, developments with respect to legal proceedings against Centerpulse, and other relevant factors. The distribution of dividends proposed by the directors of Centerpulse requires the approval of the shareholders of Centerpulse at an annual general meeting. In addition, Centerpulse's statutory auditors are required to declare that the dividend proposal is in accordance with Swiss law. Dividends will be payable following the end of the relevant financial year, if approved at Centerpulse's annual general meeting, which is held in April or May.

     Dividends paid in respect of shares are subject to the Swiss Anticipatory Tax at the rate of 35%, and Centerpulse is required to withhold tax at such rate from any dividend payments made to a holder of registered shares. Dividend payments may qualify for reduction, or refund, of the Swiss Anticipatory Tax because of the provisions of a double tax treaty between Switzerland and the country of residence or incorporation of a holder. In such cases, the holder will be entitled to claim a refund of all, or a portion, of such tax in accordance with such treaty. The treaty provides for a mechanism where a U.S. resident or U.S. corporation can generally seek a refund of the Swiss Anticipatory Tax paid on dividends in respect of Centerpulse registered shares, to the extent the withholding exceeds 15%.

     The following table shows the ordinary dividends on each Centerpulse registered shares and Centerpulse ADSs for the fiscal years 1997 through 2002. Centerpulse paid no dividends for the fiscal years ended December 31, 2001 and 2002. Cash dividends are translated into U.S. dollars at the spot rate on the payment date. Because dividends are paid by Centerpulse in Swiss francs, exchange rate fluctuations have affected the U.S. dollar amounts received by the holders of Centerpulse ADSs.

YEAR ENDED                        MONTH AND    TOTAL DIVIDEND   TOTAL DIVIDEND   TOTAL DIVIDEND
DECEMBER 31,:                     YEAR PAID    PER SHARE CHF    PER SHARE US$       PER ADS
-------------                     ----------   --------------   --------------   --------------
1997............................  April 1998        4.50             3.03             0.30
1998............................  April 1999        4.50             2.95             0.29
1999............................  April 2000        5.00             2.87             0.29
2000............................  April 2001        6.00             3.43             0.34
2001............................      *                *                *                *
2002............................      *                *                *                *

---------------

* No dividends were declared by Centerpulse in the years ended December 31, 2001 and 2002.

  INCENTIVE

     InCentive bearer shares began trading on the SWX Swiss Exchange in October 2000. Because InCentive has not provided us or our representatives access to any of its business or financial information and InCentive's publicly available information contains no data regarding InCentive's dividend policy, no InCentive dividend information is provided herein.

           SMITH & NEPHEW GROUP OFFERS FOR CENTERPULSE AND INCENTIVE

     On April 25, 2003, Smith & Nephew Group plc, parent of Smith & Nephew plc, a company incorporated under the laws of England and Wales, commenced exchange offers to acquire all of the outstanding share capital of Centerpulse and InCentive, referred to as the Smith & Nephew Group offers. Our exchange offers constitute competing offers. The terms of the Smith & Nephew Group offers permit holders of Centerpulse registered shares, Centerpulse ADSs and InCentive bearer shares to withdraw their shares or ADSs from the Smith & Nephew Group offers, if already tendered, and tender into our exchange offers. Pursuant to agreements relating to the Smith & Nephew Group offers, under certain circumstances, including if the exchange offers are successful, Centerpulse and InCentive could be obligated to pay Smith & Nephew Group CHF 20.0 million and CHF 4.0 million, respectively. In connection with its parallel offers, Smith & Nephew entered into the following agreements:

COMBINATION AGREEMENT

     On March 20, 2003, Smith & Nephew Group and Smith & Nephew entered into a combination agreement with Centerpulse whereby the parties made certain arrangements in connection with the Smith & Nephew Group offer for all outstanding registered shares of Centerpulse. Pursuant to the terms of the combination agreement, Centerpulse agreed to, among other things, immediately cease, and not to solicit or initiate, any discussions or negotiations with any entity (other than Smith & Nephew or its affiliates) concerning any merger, consolidation, business combination, liquidation, reorganization or sale of assets or shares or similar transaction involving Centerpulse or any subsidiary of Centerpulse, other than the taking of a position by Centerpulse's board of directors and disclosing such position to its shareholders, third parties or governmental or regulatory bodies in respect of transactions initiated by third parties or such disclosure to Centerpulse's shareholders or any third party or governmental or regulatory bodies which, as advised by outside counsel, is advisable under applicable law.

TRANSACTION AGREEMENT

     On March 20, 2003, InCentive entered into a transaction agreement with Smith & Nephew Group and Smith & Nephew. Under the terms of that transaction agreement, InCentive is obligated to dispose of its investments other than Centerpulse registered shares, so that, were Smith & Nephew Group's offer for InCentive bearer shares to reach completion, InCentive's assets at that time would consist only of Centerpulse registered shares and cash. Pursuant to the terms of the transaction agreement, InCentive agreed to, among other things, immediately cease, and not to solicit or initiate, any discussions or negotiations with any entity (other than Smith & Nephew or its affiliates) concerning any merger, consolidation, business combination, liquidation, reorganization or sale of assets or shares or similar transaction involving InCentive or any subsidiary of InCentive, other than the taking of a position by InCentive's board of directors and disclosing such position to its shareholders, third parties or governmental or regulatory bodies in respect of transactions initiated by third parties or such disclosures to InCentive's shareholders or any third party or governmental or regulatory bodies which, as advised by outside counsel, is advisable under applicable law.

TENDER AGREEMENT

     On March 20, 2003, Smith & Nephew Group and Smith & Nephew also entered into a tender agreement with Rene Braginsky, Hans Kaiser, "Zurich" Versicherungs-Gesellschaft and III Institutional Investors International Corp., who collectively hold approximately 77% of InCentive's issued share capital. Pursuant to that tender agreement, InCentive shareholders party to the tender agreement agreed, among other things:

     - not to acquire any Smith & Nephew Group shares or Smith & Nephew shares or rights to acquire Smith & Nephew Group shares or Smith & Nephew shares until six months after the end of the subsequent offering period without Smith & Nephew Group or Smith & Nephew's consent, unless Smith & Nephew Group's offer for InCentive bearer shares has previously failed, except that acquisitions or sales on account of third parties in respect of asset management agreements shall be permitted;

     - to cease, and not to solicit or initiate, any discussions or negotiations with any entity (other than Smith & Nephew or its affiliates) concerning any merger, consolidation, business combination, liquidation, reorganization or sale of assets or shares or similar transaction involving InCentive or any subsidiary of InCentive other than the taking of a position by InCentive's board of directors and disclosing such position to its shareholders, third parties or governmental or regulatory bodies in respect of transactions initiated by third parties or such disclosures to InCentive's shareholders or any third party or governmental or regulatory bodies which, as advised by outside counsel, is advisable under applicable law;

     - to indemnify Smith & Nephew Group or Smith & Nephew for any loss resulting from an acquisition by InCentive shareholders party to the tender agreement of InCentive bearer shares or Centerpulse registered shares which would cause Smith & Nephew Group or Smith & Nephew to be obligated under Swiss law to increase the offer price under Smith & Nephew Group's offer for InCentive bearer shares or its offer for Centerpulse registered shares and Centerpulse ADSs; and

     - to not be entitled to withdraw any InCentive bearer shares tendered by them in Smith & Nephew Group's offer for InCentive bearer shares, unless Smith & Nephew Group announces its offer for InCentive bearer shares or Centerpulse registered shares and Centerpulse ADSs has failed for reasons other than a competing offer for InCentive bearer shares or Centerpulse registered shares and Centerpulse ADSs.

     The tender agreement further provides in the event that a competing offer for InCentive bearer shares and/or Centerpulse registered shares and Centerpulse ADSs is made which has a higher economic value than the consideration offered by Smith & Nephew, and the competing offer has become or been declared unconditional, the tender agreement provides that Smith & Nephew may (i) declare its exchange offer for InCentive unconditional (in which case InCentive's net asset value shall be calculated on the basis of the consideration offered by the competing offer) or (ii) permit InCentive to tender its Centerpulse registered shares into the competing offer for Centerpulse registered shares and Centerpulse ADSs during the statutory extension period. On June 11, 2003, the Swiss Takeover Board issued recommendations in connection with the exchange offers which, among other things, held that the limitation on withdrawal rights of the InCentive shareholders party to the tender agreement were invalid.

COMMENCEMENT OF SMITH & NEPHEW GROUP OFFERS

     On April 25, 2003, Smith & Nephew Group commenced a public tender offer for all outstanding Centerpulse registered shares and Centerpulse ADSs pursuant to which Smith & Nephew Group has offered 25.15 new Smith & Nephew Group shares and CHF 73.42 in cash in respect of each Centerpulse registered share, or 0.2515 new Smith & Nephew Group ADSs and the U.S. dollar equivalent of CHF 7.34 in cash for each Centerpulse ADS. Based on the closing price of Smith & Nephew ordinary shares on the London Stock Exchange on June 16, 2003 of L3.7525 and the exchange rate for English pounds on such date of CHF 2.1875 = L1.00, the Smith & Nephew Group exchange offer values each Centerpulse registered share at CHF 280. In parallel, Smith & Nephew Group commenced a public tender offer for all outstanding bearer shares of InCentive whereby Smith & Nephew Group offered that fraction of consideration equal to the corresponding economic value that one InCentive bearer share represents relative to one Centerpulse registered share, plus or minus the per share value of net cash left in InCentive.

                               DISSENTERS' RIGHTS

     Under Delaware law and our restated certificate of incorporation, holders of shares of our common stock are not entitled to any dissenters' rights to seek appraisal of their shares, or to any preemptive rights, in connection with the proposed transactions.

                            CURRENCY EXCHANGE RATES

     The following table sets forth, for the periods indicated, certain exchange rates between U.S. dollars and Swiss francs based on the Federal Reserve Bank of New York noon buying rate:

                                                 THREE MONTHS
                                                     ENDED
                                                   MARCH 31,         YEARS ENDED DECEMBER 31,
                                                 -------------   --------------------------------
                                                 2003    2002    2002   2001   2000   1999   1998
                                                 -----   -----   ----   ----   ----   ----   ----
                                                                (CHF PER US$1.00)
High...........................................  1.40    1.72    1.72   1.82   1.83   1.60   1.54
Low............................................  1.33    1.64    1.38   1.59   1.55   1.36   1.29
Average(1).....................................  1.36    1.70    1.55   1.69   1.69   1.51   1.45
Period Ended...................................  1.35    1.68    1.38   1.66   1.62   1.59   1.37

---------------

(1) The average of the noon buying rates on the last day of each month during the period.

     No representation is made that the Swiss franc or U.S. dollar amounts could have been or could in the future be so converted at any particular rate.

                            STOCKHOLDERS' PROPOSALS

     To be considered for inclusion in next year's proxy statement, the company must receive stockholder proposals relating to the 2004 Annual Meeting of stockholders at its principal executive offices, 345 East Main Street, Warsaw, Indiana 46580, attention: Secretary, no later than November 25, 2003.

     Under our restated by-laws, no business may be brought before an annual meeting except as set forth in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Chairman of the Board or by a stockholder entitled to vote who has delivered notice to the company containing certain information set forth in the restated by-laws, not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year's annual meeting. For our meeting in 2004, we must receive this notice no later than February 12, 2004 and no earlier than January 13, 2004. However, in the event that the 2004 annual meeting is called for a date that is more than 30 days before or more than 60 days after May 13, 2004, notice must be delivered no earlier than the 120th day prior to the 2004 annual meeting and not later than the later of the 90th day prior to the 2004 annual meeting or the 10th day following the day public announcement of the date of the meeting is first made. These notice requirements are deemed satisfied by a stockholder who has complied with SEC Rule 14a-8 and whose proposal is included in our proxy statement. A copy of the restated by-law provisions discussed above may be obtained by writing us at our principal executive offices, 345 East Main Street, Warsaw, Indiana 46580, attention: Secretary.

                                 OTHER MATTERS

     As of the date of this proxy statement, our board of directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the special meeting, other than those specifically referred to herein.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. Centerpulse files annual and current reports with the SEC. InCentive is not required to file reports with the SEC, but has furnished its InCentive Capital AG Annual Report 2001 to shareholders to the SEC. You may read and copy any reports, statements or other information that we and Centerpulse file, and the InCentive Capital AG Annual Report 2001 that InCentive submitted, at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference room. Zimmer's and Centerpulse's public filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at http://www.sec.gov.

     We have filed two registration statements on Form S-4 to register with the SEC the offering and sale of our shares of common stock to be issued to holders of Centerpulse registered shares and Centerpulse ADSs and InCentive shareholders pursuant to the exchange offers. As allowed by SEC rules, this proxy statement does not contain all of the information that you can find in the registration statements or the exhibits to the registration statements.

     Because InCentive does not file, but furnishes, information to the SEC, no information regarding InCentive is permitted to be incorporated by reference herein. You may read and copy any such information regarding InCentive by visiting the SEC's public reference room indicated above. InCentive's submissions are also available at the Internet website maintained by the SEC indicated above. You may also read excerpts from the InCentive Capital AG Annual Report 2002 and the InCentive Capital AG Annual Report 2001 attached to this proxy statement as Annex C and Annex D, respectively

     The SEC allows us to incorporate information into this proxy statement "by reference," which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents set forth below that we and Centerpulse have previously filed with the SEC. These documents contain important information about Zimmer and Centerpulse and their financial conditions.

ZIMMER FILINGS (FILE NO. 001-16407)

     - Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on March 12, 2003;

     - Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003, filed on May 13, 2003;

     - Current Report on Form 8-K filed on April 23, 2003;

     - Proxy Statement for the Annual Meeting of Stockholders held on May 13, 2003, as filed on March 24, 2003;

     - The description of our common stock set forth in our Registration Statement on Form 10 filed on March 26, 2001, including all amendments and reports filed for the purpose of updating such description; and

     - The description of our preferred stock purchase rights set forth in our Registration Statement on Form 10 filed on March 26, 2001, including all amendments and reports filed for the purpose of updating such description.

CENTERPULSE FILINGS (FILE NO. 001-14654)

     - Annual Report on Form 20-F for the fiscal year ended December 31, 2002, filed on April 25, 2003 (except for the report of Centerpulse's independent public accountants contained therein which is not incorporated herein by reference because the consent of Centerpulse's independent public accountants has not yet been obtained nor has exemptive relief under Rule 437, promulgated under the Securities Act of 1933, as amended, been granted to us by the SEC);

     - Report by Foreign Issuer on Form 6-K, filed on May 30, 2003;

     - Amendment to Report by Foreign Issuer on Form 6-K, filed on May 22, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on May 14, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on March 31, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on March 28, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on March 25, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on February 12, 2003;

     - Report by Foreign Issuer on Form 6-K, for fiscal quarter ended December 31, 2002, filed on February 7, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on January 23, 2003;

     - The description of the Centerpulse American depositary receipts set forth in Centerpulse's Registration Statement on Form F-6, filed on January 28, 2003;

     - Report by Foreign Issuer on Form 6-K, filed on January 23, 2003; and

     - The description of the Centerpulse registered shares set forth in Sulzer Medica AG's (Centerpulse's previous name) Registration Statement on Form 8-A, filed on June 18, 1997, including all amendments and reports filed for the purpose of updating such description.

     We hereby incorporate by reference additional documents that either we or Centerpulse may file with the SEC between the date of this proxy statement and the expiration date of the exchange offers (or the date that the exchange offers are terminated). These include, but are not limited to, periodic reports, such as annual reports on Form 10-K or 20-F, quarterly reports on Form 10-Q, current reports on Form 8-K and Reports by Foreign Issuer on Form 6-K, as well as proxy statements.

     You may obtain documents incorporated by reference in this proxy statement upon request from the SEC at the SEC's Internet website described above. Documents incorporated by reference by us are available from us without charge, excluding all exhibits, unless we have specifically incorporated by reference an exhibit in this proxy statement. You may obtain documents incorporated by reference by us in this proxy statement by contacting us at the address and telephone number below:

                               Investor Relations
                             Zimmer Holdings, Inc.
                              345 East Main Street
                             Warsaw, Indiana 46580
                           Telephone: (574) 267-6131
                           Facsimile: (574) 372-4988

     If you would like to request documents, please do so promptly to receive them before the special meeting. If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, within one business day after we receive your request. You may also find additional information regarding us on our website at http://www.zimmer.com.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN DECIDING HOW TO VOTE ON THE MATTERS DESCRIBED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT DIFFERS FROM THAT CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 19, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS NOR THE ISSUANCE OF SHARES OF OUR COMMON STOCK IN THE EXCHANGE OFFERS SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                         ANNEX A



                               CREDIT SUISSE LOGO


June 19, 2003

Board of Directors
Zimmer Holdings, Inc.
345 Main Street
Warsaw, Indiana 45680

Members of the Board:

     You have asked us to advise you with respect to the fairness to Zimmer Holdings, Inc. (the "Purchaser"), from a financial point of view, of the Aggregate Consideration (as defined below) to be paid to the holders of the outstanding registered shares, nominal value CHF 30.00 per share ("Company Shares"), of Centerpulse AG (the "Company"); the holders of the outstanding American Depositary Shares, each representing 1/10 of a Company Share ("Company ADS"), of the Company; and the holders of the outstanding bearer shares, nominal value CHF 20.00 per share ("InCentive Shares"), of InCentive Capital AG ("InCentive") pursuant to the Offers (as defined below).

     We understand that (i) pursuant to the Combination Agreement, dated March 20, 2003 (the "Smith & Nephew Combination Agreement"), among the Company, Smith & Nephew Group plc ("Smith & Nephew Group") and Smith & Nephew plc ("Smith & Nephew"), Smith & Nephew Group has made offers to purchase all outstanding Company Shares and Company ADSs (the "Smith & Nephew Offers for the Company") and (ii) pursuant to the Transaction Agreement, dated March 20, 2003 (the "Smith & Nephew Agreement with InCentive"), among Smith & Nephew, Smith & Nephew Group and InCentive, Smith & Nephew Group has made an offer to acquire all of the outstanding InCentive Shares (the "Smith & Nephew Offer for InCentive" and, together with the Smith & Nephew Offers for the Company, the "Smith & Nephew Offers"). We also understand that InCentive beneficially owns approximately 18.9% of the outstanding Company Shares. Pursuant to the Smith & Nephew Agreement with InCentive, InCentive is obligated to, among other things, (i) exercise or terminate any options it holds to acquire Company Shares ("InCentive Company Options") and (ii) sell or transfer all of its assets (including the shares of all of its subsidiaries) other than (x) the Company Shares directly or indirectly owned by InCentive as of the date of the Smith & Nephew Agreement with InCentive or acquired upon the exercise of InCentive Company Options (all of which shall be transferred to InCentive) and (y) cash, so that, at the time of the expiration of the Smith & Nephew Offer for InCentive, InCentive's assets will consist solely of the Company Shares and cash. We further understand that, pursuant to the Tender Agreement, dated March 20, 2003 (the "Smith & Nephew Agreement with InCentive Shareholders"), among certain shareholders of InCentive, Smith & Nephew and Smith & Nephew Group, each such InCentive shareholder has agreed to deposit a portion of the consideration to be received by such InCentive shareholder pursuant to the Smith & Nephew Offer for InCentive into an escrow account as security for certain claims that could arise from breaches of representations and warranties contained in the Smith & Nephew Agreement with InCentive Shareholders.

     The Purchaser has advised us that it intends to commence two offers: (i) an offer to acquire each outstanding Company Share and Company ADS (the "Company Offer") in exchange for (x) in the case of Company Shares, CHF 120 in cash (the "Share Cash Consideration") and 3.68 shares of common stock, par value $0.01 per share ("Purchaser Shares"), of the Purchaser (the "Share Stock Consideration" and, together with the Share Cash Consideration, the "Share Consideration") and
(y) in the case Company ADSs, CHF 12 in cash (the "ADS Cash Consideration") and
0.368 Purchaser Shares (the "ADS Stock Consideration" and, together with the ADS Cash Consideration, the "ADS Consideration"); and (ii) an offer to acquire each outstanding InCentive Share (the "InCentive Offer" and, together with the Company Offer, the "Offers") in exchange for a number of Company Shares and cash determined by dividing the sum of (x) the total amount of Purchaser Shares and the total amount of cash that would be payable to InCentive under the Company Offer if InCentive tendered all of the Company Shares held by InCentive as of the last day of the Company Offer (the "Company Holding") into the Company Offer and (y) the adjusted net asset value (positive or negative) of InCentive as of the last day of the Company Offer excluding the Company Holding and attributing no value to any InCentive Shares held by InCentive (the "InCentive Net Asset Value") by (z) the total number of outstanding InCentive Shares (excluding InCentive Shares held by InCentive or its subsidiaries) as of the last day of the Company Offer. The Purchaser has advised us that the Offers will include "mix and match" election procedures that will allow holders of Company Shares, Company ADSs and InCentive Shares to elect to receive either more Purchaser Shares in lieu of cash or more cash in lieu of Purchaser Shares (as compared to what they would otherwise be entitled to receive pursuant to the Offers as described above) if, and to the extent, that, in the aggregate, off-setting "mix and match" elections have been made by other tendering holders of Company Shares, Company ADSs or InCentive Shares pursuant to the Offers. If, after the consummation of the Offers, the Purchaser owns more than 98% of the outstanding Company Shares, including the Company Shares receivable upon exchange of Company ADSs, the Purchaser intends to promptly seek cancellation of the remaining share certificates representing Company Shares in accordance with Swiss law (the "Cancellation"). Holders of Company Shares that are cancelled in such a proceeding will receive the Share Consideration for their Company Shares (with no ability to make a "mix and match" election). The total number of Purchaser Shares and the total amount of cash to be paid by the Purchaser to the holders of Company Shares, Company ADSs and InCentive Shares pursuant to the Offers is referred to herein as the "Aggregate Consideration."

     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company and the Purchaser as well as (i) the pre-announcement of public tender offer relating to Company Shares and the pre-announcement of public tender offer relating to InCentive Shares, each issued on May 20, 2003 (together, the "Pre-Announcement Materials"), (ii) Amendment No. 3 to the Purchaser's Registration Statement on Form S-4 relating to the Company Offer, as filed with the Securities Exchange Commission (the "SEC") on June 19, 2003 (the "Company S-4"), (iii) Amendment No. 3 to the Purchaser's Registration Statement on Form S-4 relating to the InCentive Offer, as filed with the SEC on June 19, 2003 (the "InCentive S-4" and, together with the Company S-4, the "S-4s"), (iv) the Purchaser's Schedule TO relating to the Company Offer, as filed with the SEC on June 19, 2003, and
(v) the Purchaser's definitive proxy statement on Schedule 14A, as filed with the SEC on June 19, 2003, with respect to the matters to be submitted for approval by the holders of Purchaser Shares at a Special Meeting of such holders to be held in connection with the Offers. We also have reviewed and discussed with management of the Company and management of the Purchaser certain other information, including certain financial estimates and forecasts with respect to the Company prepared and provided to us by the Company and certain financial forecasts with respect to the Purchaser prepared and provided to or discussed with us by the Purchaser, and have met with the Company's management and the Purchaser's management to discuss their views on the business and prospects of the Company and the Purchaser. We also have considered certain financial and stock market data of the Company and the Purchaser and have compared those data with similar data for publicly held companies in businesses similar to those of the Company and the Purchaser, and we have considered the financial terms of certain business combinations and other transactions that have recently been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that we deemed relevant.

     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on it being complete and accurate in all material respects. With respect to the financial forecasts relating to the Company prepared and provided to us by the Company, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company. With respect to the financial forecasts relating to the Purchaser prepared and provided to or discussed with us by the Purchaser, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Purchaser's management as to the future financial performance of the Purchaser and as to the potential cost savings and other potential synergies (including the amount, timing and achievability thereof) anticipated to result from the consummation of the

Offers. We have further assumed that in the course of obtaining any regulatory or third party approvals, consents and agreements in connection with the Offers, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse affect on the Company, the Purchaser, InCentive or the contemplated benefits of the consummation of the Offers. The Purchaser has directed us to assume that the Offers will be conducted upon the terms and subject to the conditions set forth in the S-4s and will be consummated without waiver, modification or amendment of any term or condition the consequences of which would be material to our analysis. For purposes of our analyses and this opinion, we also have assumed that, upon consummation of the InCentive Offer, InCentive will not have any liabilities, other than liabilities that have been fully reflected in the InCentive Net Asset Value, that would be material to our analysis. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Purchaser, nor have we been furnished with any such evaluations or appraisals. Our opinion is necessarily based upon information available to us and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any matter affecting this opinion that may come or be brought to our attention after the date of this opinion. We are not expressing any opinion as to the value of the Purchaser Shares when issued pursuant to the Offers or the Cancellation or the prices at which Purchaser Shares will trade at any time. Our opinion does not address the relative merits of the Offers as compared to other business strategies that may be available to the Purchaser or the Purchaser's underlying business decision to make the Offers.

     We have acted as financial advisor to the Purchaser in connection with the Offers and will receive fees for our services, substantially all of which are contingent upon the consummation of the Offers. We and our affiliates may in the future provide certain investment banking and financial services to the Purchaser unrelated to the Offers for which we expect to receive compensation. In addition, one of our affiliates is acting as lead arranger for, and has made certain commitments with respect to, certain financings related to the Offers for which it expects to receive compensation, and we or one or more of our affiliates may otherwise assist the Purchaser in obtaining additional financing for the Offers for which we would expect to receive compensation.

     In the ordinary course of our business, we and our affiliates may actively trade the debt and equity securities of the Purchaser, the Company or InCentive for our and such affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities (including derivative securities).

     It is understood that this letter is for the information of the Board of Directors of the Purchaser in connection with its consideration of the Offers and does not constitute a recommendation to any stockholder of the Purchaser as to how such stockholder should vote or act on any matter relating to the Offers.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Consideration to be paid by the Purchaser to the holders of Company Shares, Company ADS and InCentive Shares pursuant to the Offers is fair to the Purchaser from a financial point of view.

                                          Very truly yours,

                                          CREDIT SUISSE FIRST BOSTON LLC

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
Report of Independent Accountants...........................   F-2
Consolidated Financial Statements
  Consolidated Statements of Earnings for the years ended
     December 31, 2002, 2001 and 2000.......................   F-3
  Consolidated Balance Sheets at December 31, 2002 and
     2001...................................................   F-4
  Consolidated Statements of Stockholders' Equity for the
     years ended December 31, 2002, 2001 and 2000...........   F-5
  Consolidated Statements of Cash Flows for the years ended
     December 31, 2002, 2001 and 2000.......................   F-6
  Notes to the Consolidated Financial Statements............   F-7
First Quarter Consolidated Financial Statements
  Consolidated Statements of Earnings for the three months
     ended March 31, 2003 and 2002..........................  F-24
  Consolidated Balance Sheets at March 31, 2003 (Unaudited)
     and December 31, 2002..................................  F-25
  Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002..........................  F-26
  Notes to Interim Consolidated Financial Statements........  F-27

CENTERPULSE AG AND SUBSIDIARIES
Consolidated Financial Statements*
  Consolidated Income Statements for the years ended
     December 31, 2002, 2001 and 2000.......................  F-31
  Consolidated Balance Sheets at December 31, 2001 and
     2000...................................................  F-32
  Consolidated Statements of Shareholders' Equity for the
     years ended December 31, 2002, 2001 and 2000...........  F-33
  Consolidated Cash Flow Statements for the years ended
     December 31, 2002, 2001 and 2000.......................  F-34
  Notes to the Consolidated Financial Statements............  F-35
Unaudited Interim Consolidated Financial Statements**
  Unaudited Interim Consolidated Income Statement for the
     three months ended January-March, 2003 and 2002
     (Restated).............................................  F-77
  Unaudited Interim Consolidated Balance Sheet at March 31,
     2003 and December 31, 2002 (Restated)..................  F-78
  Unaudited Interim Condensed Consolidated Statements of
     Shareholders' Equity for the three months ended March
     31, 2003 and 2002 and the years ended December 31, 2002
     and 2001...............................................  F-79
  Unaudited Interim Consolidated Cash Flow Statements for
     the three months ended January-March 2003 and 2002
     (Restated).............................................  F-80
  Notes to the Unaudited Interim Consolidated Financial
     Statements.............................................  F-81

---------------

 * The report of Centerpulse's independent accountants has not been included herein because the consent of such independent accountants cannot be obtained. The consolidated financial statements of Centerpulse included herein have been extracted from Centerpulse's Annual Report on Form 20-F for the fiscal year ended December 31, 2002 filed with the SEC.

** The unaudited interim consolidated financial statements of Centerpulse included herein have been extracted from Centerpulse's Report by Foreign Issuer on Form 6-K, filed on May 14, 2003.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors of Zimmer Holdings, Inc.:

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, stockholders' equity and cash flows present fairly, in all material respects, the financial position of Zimmer Holdings, Inc. and its subsidiaries at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
January 23, 2003

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------
                                                                 2002           2001           2000
                                                              -----------    -----------    -----------
                                                               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net Sales...................................................   $1,372.4       $1,178.6       $1,040.6
Cost of products sold.......................................      344.8          321.6          290.9
                                                               --------       --------       --------
Gross Profit................................................    1,027.6          857.0          749.7
                                                               --------       --------       --------
Research and development....................................       80.7           71.6           52.0
Selling, general and administrative.........................      546.0          537.1          429.7
                                                               --------       --------       --------
Operating expenses..........................................      626.7          608.7          481.7
                                                               --------       --------       --------
Operating Profit............................................      400.9          248.3          268.0
Interest expense............................................       12.0            7.4             --
                                                               --------       --------       --------
Earnings before income taxes................................      388.9          240.9          268.0
Provision for income taxes..................................      131.1           91.1           92.0
                                                               --------       --------       --------
Net Earnings................................................   $  257.8       $  149.8       $  176.0
                                                               ========       ========       ========
Earnings Per Common Share
Basic.......................................................   $   1.33       $   0.77       $   0.91
Diluted.....................................................   $   1.31       $   0.77       $   0.91
Weighted Average Common Shares Outstanding
Basic.......................................................      194.5          193.7          193.6
Diluted.....................................................      196.8          194.3          193.6

  The accompanying notes are an integral part of these consolidated financial statements.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                  DECEMBER 31,
                                                              --------------------
                                                                2002        2001
                                                              --------    --------
                                                              (IN MILLIONS, EXCEPT
                                                                 SHARE AMOUNTS)
                                      ASSETS
Current Assets:
  Cash and equivalents......................................   $ 15.7      $ 18.4
  Accounts receivable, less allowance for doubtful
     accounts...............................................    214.8       181.7
  Inventories, net..........................................    257.6       200.0
  Prepaid expenses..........................................     71.7        59.3
  Deferred income taxes.....................................     52.6        49.2
                                                               ------      ------
Total Current Assets........................................    612.4       508.6
Property, Plant and Equipment, net..........................    157.8       148.2
Deferred Income Taxes.......................................     70.1        66.8
Other Assets................................................     18.6        21.4
                                                               ------      ------
Total Assets................................................   $858.9      $745.0
                                                               ======      ======

                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..........................................   $ 59.8      $ 67.4
  Income taxes payable......................................     19.5         4.3
  Other current liabilities.................................    164.8       151.4
  Short-term debt...........................................    156.7       150.0
                                                               ------      ------
Total Current Liabilities...................................    400.8       373.1
Other Long-term Liabilities.................................     91.8        79.3
Long-term Debt..............................................       --       213.9
                                                               ------      ------
Total Liabilities...........................................    492.6       666.3
                                                               ------      ------
Commitments and Contingencies (Note 17)
Stockholders' Equity:
  Common stock, $0.01 par value, one billion shares
     authorized, 195.2 million (193.9 million in 2001)
     issued and outstanding.................................      2.0         1.9
  Paid-in capital...........................................     36.9         4.4
  Retained earnings.........................................    313.4        55.6
  Accumulated other comprehensive income....................     14.0        16.8
                                                               ------      ------
Total Stockholders' Equity..................................    366.3        78.7
                                                               ------      ------
Total Liabilities and Stockholders' Equity..................   $858.9      $745.0
                                                               ======      ======

  The accompanying notes are an integral part of these consolidated financial statements.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                      ACCUMULATED       NET
                               COMMON SHARES                             OTHER       INVESTMENT       TOTAL
                              ---------------   PAID-IN   RETAINED   COMPREHENSIVE   BY FORMER    STOCKHOLDERS'
                              NUMBER   AMOUNT   CAPITAL   EARNINGS      INCOME         PARENT        EQUITY
                              ------   ------   -------   --------   -------------   ----------   -------------
                                                                (IN MILLIONS)
Balance January 1, 2000.....     --     $ --     $  --     $   --       $  7.3        $ 384.0        $ 391.3
                                                                                                     -------
Net earnings................     --       --        --         --           --          176.0          176.0
Foreign currency
  translation...............     --       --        --         --         (0.3)            --           (0.3)
                                                                                                     -------
Comprehensive income........     --       --        --         --           --             --          175.7
                                                                                                     -------
Net cash transferred to
  former parent.............     --       --        --         --           --         (306.0)        (306.0)
                              -----     ----     -----     ------       ------        -------        -------
Balance December 31, 2000...     --       --        --         --          7.0          254.0          261.0
Net earnings................     --       --        --       69.7           --           80.1          149.8
Foreign currency
  translation...............     --       --        --         --          2.6             --            2.6
Unrealized foreign currency
  hedge gains, net of tax...     --       --        --         --         12.1             --           12.1
Reclassification
  adjustment................     --       --        --         --         (4.9)            --           (4.9)
                                                                                                     -------
Comprehensive income........     --       --        --         --           --             --          159.6
                                                                                                     -------
Net cash transferred to
  former parent.............     --       --        --         --           --          (56.3)         (56.3)
Dividend to former parent...     --       --        --         --           --         (290.0)        (290.0)
Issuance of common stock....  193.6      1.9        --         --           --           (1.9)
Reclassification of
  remaining net investment
  of former parent..........     --       --        --      (14.1)          --           14.1             --
Exercise of stock options
  and issuance of restricted
  stock.....................    0.3       --       4.4         --           --             --            4.4
                              -----     ----     -----     ------       ------        -------        -------
Balance December 31, 2001...  193.9      1.9       4.4       55.6         16.8             --           78.7
Net earnings................     --       --        --      257.8           --             --          257.8
Foreign currency
  translation...............     --       --        --         --         13.5             --           13.5
Unrealized foreign currency
  hedge losses, net of
  tax.......................     --       --        --         --        (12.2)            --          (12.2)
Reclassification
  adjustment................     --       --        --         --         (3.5)            --           (3.5)
Minimum pension liability,
  net of tax................     --       --        --         --         (0.6)            --           (0.6)
                                                                                                     -------
Comprehensive income........     --       --        --         --           --             --          255.0
                                                                                                     -------
Exercise of stock options
  and issuance of restricted
  stock.....................    1.3      0.1      32.5         --           --             --           32.6
                              -----     ----     -----     ------       ------        -------        -------
Balance December 31, 2002...  195.2     $2.0     $36.9     $313.4       $ 14.0        $    --        $ 366.3
                              =====     ====     =====     ======       ======        =======        =======

  The accompanying notes are an integral part of these consolidated financial statements.

                 ZIMMER HOLDINGS, INC. AND CONTROLLED ENTITIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
                                                               2002      2001      2000
                                                              -------   -------   -------
                                                                     (IN MILLIONS)
Cash flows provided by (used in) operating activities:
  Net earnings..............................................  $ 257.8   $ 149.8   $ 176.0
  Adjustments to reconcile net earnings to net cash provided by operating activities:
     Depreciation...........................................     25.3      23.4      23.1
     Income taxes...........................................     29.9       1.1       7.8
     Receivables............................................    (25.0)      2.6       7.8
     Inventories............................................    (59.7)    (50.2)     (2.1)
     Accounts payable and accrued liabilities...............    (12.2)     41.9      14.5
     Other assets and liabilities...........................      4.1       3.2       5.3
                                                              -------   -------   -------
          Net cash provided by operating activities.........    220.2     171.8     232.4
                                                              -------   -------   -------
Cash flows used in investing activities:
  Additions to property, plant and equipment................    (33.7)    (54.7)    (29.0)
  Investments in other assets...............................     (2.0)
                                                              -------   -------   -------
Net cash used in investing activities.......................    (35.7)    (54.7)    (29.0)
                                                              -------   -------   -------
Cash flows provided by (used in) financing activities:
  Proceeds from (payments of) borrowings, net...............   (212.8)    366.3        --
  Dividend paid to former parent............................       --    (290.0)       --
  Net increase (decrease) in due to former parent...........       --    (144.0)    102.6
  Net transactions with former parent.......................       --     (32.8)   (306.0)
  Proceeds from exercise of stock options...................     23.9       1.4        --
                                                              -------   -------   -------
          Net cash used in financing activities.............   (188.9)    (99.1)   (203.4)
                                                              -------   -------   -------
Effect of exchange rates on cash and equivalents............      1.7       0.4        --
                                                              -------   -------   -------
          Increase (decrease) in cash and equivalents.......     (2.7)     18.4        --
Cash and equivalents, beginning of year.....................     18.4        --        --
                                                              -------   -------   -------
Cash and equivalents, end of year...........................  $  15.7   $  18.4   $    --
                                                              =======   =======   =======

  The accompanying notes are an integral part of these consolidated financial statements.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

     Zimmer Holdings, Inc. and its subsidiaries (individually and collectively the "Company") design, develop, manufacture and market orthopaedic reconstructive implants and trauma products. Orthopedic reconstructive implants restore joint function lost due to disease or trauma in joints such as knees, hips, shoulders and elbows, while trauma products are devices used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. The Company also manufactures and markets other products relating to orthopaedic and general surgery. The Company has operations in 20 countries and markets its products in 70 countries. The Company operates in a single industry but has three reportable geographic segments.

2.  SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation -- The consolidated financial statements include the accounts of the Company after elimination of all significant intercompany accounts and transactions. The consolidated financial statements represent the Company's operations as a public company commencing on August 6, 2001, combined with the operations of Zimmer as a division of its former parent prior to becoming a public company. For periods prior to August 6, 2001, intercompany accounts with its former parent, other than specific outstanding obligations, were combined with invested capital and reported in the consolidated financial statements as net investment by former parent. Certain amounts in the 2001 and 2000 consolidated financial statements have been reclassified to conform to the 2002 presentation.

     Use of Estimates -- The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States and, accordingly, include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

     Foreign Currency Translation -- The financial statements of the Company's foreign subsidiaries are translated into U.S. dollars using period-end exchange rates for assets and liabilities and average exchange rates for operating results. Unrealized translation gains and losses are included in accumulated other comprehensive income in stockholders' equity. Foreign currency transaction gains and losses included in net earnings are not material.

     Revenue Recognition -- A significant portion of the Company's revenue is recognized for field based product upon notification that the product has been implanted or used. For all other transactions, the Company recognizes revenue when title is passed to customers, generally upon shipment. Estimated returns and allowances are recorded as a reduction of sales when the revenue is recognized. The reserves for doubtful accounts were $7.2 million and $6.5 million as of December 31, 2002 and 2001, respectively.

     Cash and Equivalents -- The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company currently does not have any investments which would not be considered cash equivalents. The carrying amounts reported in the balance sheet for cash and cash equivalents are valued at cost, which approximates their fair value.

     Inventories -- Inventories, net of allowances for obsolete and slow-moving goods, are stated at the lower of cost or market, with cost determined on the basis of average costing.

     Prepaid Expenses -- Prepaid expenses include the cost of instruments in stock for surgical procedures consigned for use in connection with implantation of the Company's products. These costs are recognized in selling, general and administrative expense in the year in which the instruments are placed into service.

     Property, Plant and Equipment -- Property, plant and equipment is carried at cost less accumulated depreciation. Depreciation is computed based on the estimated useful lives of ten to forty years for buildings and improvements and 3 to 8 years for machinery and equipment using the straight-line method. Maintenance

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
and repairs are expensed as incurred. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company reviews property, plant and equipment for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows relating to the asset are less than its carrying amount.

     Research and Development -- The Company expenses all research and development costs as incurred. Research and development costs include salaries, prototypes, depreciation of equipment used in research and development, consultant fees and amounts paid to collaborative partners.

     Income Taxes -- The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates in effect for the years in which the differences are expected to reverse. Federal income taxes are provided on the portion of the income of foreign subsidiaries that is expected to be remitted to the U.S.

     Derivative Financial Instruments -- The Company accounts for all derivative financial instruments in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which requires that all derivative instruments be required as assets or liabilities on the balance sheet and measured at fair value. The Company maintains written policies and procedures that permit, under appropriate circumstances and subject to proper authorization, the use of derivative financial instruments solely for hedging purposes. The use of derivative financial instruments for trading or speculative purposes is prohibited. The Company utilizes foreign exchange forward contracts to offset the effect of exchange rate fluctuations on anticipated foreign currency transactions, primarily intercompany sales and purchases expected to occur within the next twelve to twenty-four months. Derivative instruments that qualify as cash flow hedges are designated as such from inception. Formal documentation is maintained of the Company's objectives, the nature of the risk being hedged, identification of the instrument, the hedged transaction, the hedging relationship and how effectiveness of the hedging instrument will be assessed. The Company's policy requires that critical terms of a hedging instrument are essentially the same as a hedged forecasted transaction. On this basis, with respect to a cash flow hedge, changes in cash flows attributable to the hedged transaction are generally expected to be completely offset by the cash flows attributable to hedge instruments. The Company, therefore, performs quarterly assessments of hedge effectiveness by verifying and documenting that critical terms of the hedge instrument and forecasted transactions have not changed. The Company also assesses on a quarterly basis whether there have been adverse developments regarding the risk of a counterparty default. For derivatives which qualify as hedges of future cash flows, the effective portion of changes in fair value is temporarily recorded in other comprehensive income and then recognized in earnings when the hedged item affects net earnings. The ineffective portion of a derivative's change in fair value, if any, is reported in net earnings.

     Stock Compensation -- At December 31, 2002, the Company has three stock-based employee compensation plans, which are described more fully in Note
10. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations. No stock based employee compensation cost is reflected in net income, as all options granted under those plans had exercise prices equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net income and

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, "Accounting for Stock Based Compensation," to the above plans.

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                             ------------------------
                                                              2002     2001     2000
                                                             ------   ------   ------
                                                               (IN MILLIONS, EXCEPT
                                                                PER SHARE AMOUNTS)
Net income, as reported....................................  $257.8   $149.8   $176.0
Deduct: Total stock-based employee compensation expense
  determined under fair value based method for all awards,
  net of tax...............................................   (12.7)   (13.4)    (7.8)
                                                             ------   ------   ------
Pro forma net income.......................................  $245.1   $136.4   $168.2
                                                             ======   ======   ======
Earnings per share:
  Basic -- as reported.....................................  $ 1.33   $ 0.77   $ 0.91
  Basic -- pro forma.......................................    1.26     0.70     0.87
  Diluted -- as reported...................................    1.31     0.77     0.91
  Diluted -- pro forma.....................................    1.25     0.70     0.87

     Comprehensive Income -- Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income but are excluded from net earnings as these amounts are recorded directly as an adjustment to stockholders' equity. The Company's other comprehensive income is comprised of unrealized foreign currency hedge gains and losses, net of tax, minimum pension liability adjustments, net of tax, and foreign currency translation adjustments.

     The components of accumulated other comprehensive income at December 31, 2002 and 2001, are as follows (in millions):

                                                              2002    2001
                                                              -----   -----
Net unrealized foreign currency hedge gains (losses)........  $(8.5)  $ 7.2
Cumulative translation adjustment...........................   23.1     9.6
Minimum pension liability...................................   (0.6)     --
                                                              -----   -----
                                                              $14.0   $16.8
                                                              =====   =====

     Accounting Pronouncements -- Effective January 1, 2002, the Company adopted the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144 without any material impact on its financial position, results of operations or cash flows.

     In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. This pronouncement is not expected to have a material effect on the Company's financial position, results of operations or cash flows.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 addresses the financial accounting and reporting for exit and disposal activities and certain costs associated with those activities. SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity, other than certain one-time termination benefits, be measured initially at its fair value and recognized in the period in which the liability is incurred. SFAS No. 146 is effective for exit or

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
disposal activities that are initiated after December 31, 2002. This pronouncement is not expected to have a material effect on the Company's financial position, results of operations or cash flows.

     On December 31, 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to the fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net earnings and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion No. 25. The Company adopted SFAS No. 148 on December 31, 2002.

3.  INVENTORIES

     Inventories at December 31, 2002 and 2001, consist of the following (in millions):

                                                               2002     2001
                                                              ------   ------
Finished goods..............................................  $206.7   $158.4
Raw materials and work in progress..........................    50.9     41.6
                                                              ------   ------
Inventories, net............................................  $257.6   $200.0
                                                              ======   ======

     Reserves for obsolete and slow-moving inventory at December 31, 2002 and 2001 were $45.5 million and $43.3 million, respectively. Provisions charged to expense were $6.0 million, $11.9 million and $12.1 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts written off against the reserve were $7.1 million, $8.5 million and $8.5 million for the years ended December 31, 2002, 2001 and 2000, respectively.

4.  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at December 31, 2002 and 2001, was as follows (in millions):

                                                               2002      2001
                                                              -------   -------
Land........................................................  $   8.2   $   8.0
Building and equipment......................................    354.4     320.3
Construction in progress....................................     13.3      27.8
                                                              -------   -------
                                                                375.9     356.1
Accumulated depreciation....................................   (218.1)   (207.9)
                                                              -------   -------
Property, plant and equipment, net..........................  $ 157.8   $ 148.2
                                                              =======   =======

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

5.  OTHER CURRENT LIABILITIES

     Other current liabilities at December 31, 2002 and 2001, consist of the following (in millions):

                                                               2002     2001
                                                              ------   ------
Service arrangements........................................  $ 59.6   $ 49.5
Salaries, wages and benefits................................    29.0     39.2
Accrued liabilities.........................................    76.2     62.7
                                                              ------   ------
Total other current liabilities.............................  $164.8   $151.4
                                                              ======   ======

6.  OTHER LONG-TERM LIABILITIES

     Included in Other Long-term Liabilities at December 31, 2002 and 2001 were $43.5 million and $30.7 million, respectively, of accrued distributor benefits. The Company's independent distributors accrue benefits based upon Company financial performance.

7.  DEBT

CREDIT FACILITY

     The Company has a $600 million multi-currency, revolving senior unsecured syndicated Credit Facility that matures on July 31, 2004. Borrowings under the Credit Facility may bear interest at the appropriate LIBOR rate, depending upon the currency denomination of the borrowing, or an alternative base rate, in each case, an applicable margin determined by reference to the Company's senior unsecured long-term debt rating and the amounts drawn under the Credit Facility.

     As of December 31, 2002, the Company had $156.7 million in outstanding borrowings, including $156.2 million under the Credit Facility. As of December 31, 2002, the Credit Facility borrowings were comprised of $82 million in U.S. dollar based borrowings with a weighted average interest rate of 3.42 percent (4.35 percent as of December 31, 2001) and the equivalent of $74.2 million in Japanese Yen based borrowings with a weighted average interest rate of 0.93 percent (1.17 percent as of December 31, 2001). The borrowings under the Credit Facility have been classified as short term based on the Company's expectation it will be repaid by the end of 2003.

     The Credit Facility is to be used for general corporate purposes. The Credit Facility also allows for the issuance of letters of credit.

     The Credit Facility contains customary affirmative and negative covenants and events of default for an unsecured financing arrangement, none of which are considered restrictive to the operation of the business. Financial covenants include a maximum leverage ratio and a minimum interest coverage ratio. The Company was in compliance with all covenants under the Credit Facility as of December 31, 2002. Also, the Credit Facility restricts the payment of dividends and the making of investments if the Company does not have an investment grade rating, as defined. The Company's credit rating as of December 31, 2002 met such requirement. Commitments under the Credit Facility are subject to certain fees, including a facility and a utilization fee.

UNCOMMITTED CREDIT FACILITIES

     The Company has a $26 million uncommitted unsecured revolving line of credit. The purpose of this credit line is to support the working capital needs, letters of credit and overdraft needs for the Company. The uncommitted credit agreement contains customary affirmative and negative covenants and events of default, none of which are considered restrictive to the operation of the business. In addition, this uncommitted credit

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
agreement provides for unconditional and irrevocable guarantees by the Company. In the event the Company's long-term debt ratings by both Standard and Poor's Ratings Services and Moody's Investor's Service, Inc., fall below BB- and Ba3, then the Company may be required to repay all outstanding and contingent obligations. The Company's credit rating as of December 31, 2002 met such requirement. This uncommitted credit line matures on July 31, 2003. Outstanding borrowings under this uncommitted line of credit as of December 31, 2002 were $0.5 million with a weighted average interest rate of 6.35%.

     The Company also has a $15 million uncommitted revolving unsecured line of credit. The purpose of this line of credit is to support short-term working capital needs of the Company. The agreement for this uncommitted unsecured line of credit contains customary covenants, none of which are considered restrictive to the operation of the business. This uncommitted line matures on July 31, 2003. There were no borrowings under this uncommitted line of credit as of December 31, 2002.

     The Company has a $20 million uncommitted revolving unsecured line of credit. The purpose of this line of credit is to support short-term working capital needs of the Company. The pricing is based upon money market rates. The agreement for this uncommitted unsecured line of credit contains customary covenants, none of which are considered restrictive to the operation of the business. This uncommitted line matures on July 31, 2003. There were no borrowings under this uncommitted line of credit as of December 31, 2002.

     The Company was in compliance with all covenants under all three of the uncommitted credit facilities as of December 31, 2002. The Company had no long-term debt as of December 31, 2002.

     Outstanding debt as of December 31, 2002 and 2001, consist of the following (in millions):

                                                               2002     2001
                                                              ------   ------
Credit Facility.............................................  $156.2   $358.2
Uncommitted credit facilities...............................     0.5      5.7
                                                              ------   ------
Total debt..................................................  $156.7   $363.9
                                                              ======   ======

     The Company paid $13.0 million and $4.6 million in interest charges during 2002 and 2001, respectively.

FAIR VALUE

     The carrying value of the Company's borrowings approximates fair value due to their short term maturities and variable interest rates.

8.  DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to market risk due to changes in currency exchange rates. As a result, the Company utilizes foreign exchange forward contracts to offset the effect of exchange rate fluctuations on anticipated foreign currency transactions, primarily intercompany sales and purchases expected to occur within the next twelve to twenty-four months. The Company does not hold financial instruments for trading or speculative purposes. For derivatives which qualify as hedges of future cash flows, the effective portion of changes in fair value is temporarily recorded in other comprehensive income, then recognized in earnings when the hedged item affects earnings. The ineffective portion of a derivative's change in fair value, if any, is reported in earnings. The net amount recognized in earnings during the years ended December 31, 2002 and 2001, due to ineffectiveness and amounts excluded from the assessment of hedge effectiveness, was not significant.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

     The notional amounts of outstanding foreign exchange forward contracts, principally Japanese Yen and the Euro, entered into with third parties, at December 31, 2002, was $252 million. The fair value of derivative instruments recorded in accrued liabilities at December 31, 2002, was $13.8 million, or $8.5 million net of taxes, which is deferred in other comprehensive income and is expected to be reclassified to earnings over the next two years, of which, $7.7 million, or $4.8 million, net of taxes, is expected to be reclassified to earnings over the next twelve months.

9.  CAPITAL STOCK AND EARNINGS PER SHARE

     As discussed in Note 14, all of the shares of Company common stock were distributed at the Distribution by the former parent to its stockholders in the form of a dividend of one share of Company common stock, and the associated preferred stock purchase right, for every ten shares of common stock of the former parent. In July 2001 the board of directors of the Company adopted a rights agreement intended to have anti-takeover effects. Under this agreement one right attaches to each share of Company common stock. The rights will not become exercisable until the earlier of: a) the Company learns that a person or group acquired, or obtained the right to acquire, beneficial ownership of securities representing more than 20 percent of the shares of Company common stock then outstanding, or b) such date, if any, as may be designated by the board of directors following the commencement of, or first public disclosure of an intention to commence, a tender offer or exchange offer for shares of Company common stock then outstanding that could result in a person or group acquiring, or obtaining the right to acquire, beneficial ownership of securities representing more than 20 percent of Company common stock then outstanding.

     The board of directors authorized for issuance 2 million shares of a series of preferred stock of the Company designated as Series A Participating Cumulative Preferred Stock ("Series A Preferred Stock") in connection with the adoption of the rights agreement. Shares of the Series A Preferred Stock are only issuable upon the exercise of the rights. No shares of the Series A Preferred Stock have been issued as of December 31, 2002.

     The board of directors may redeem all of the rights at a redemption price of $0.01 per right. If not previously exercised or redeemed, the rights will expire 10 years from the date that the rights agreement commenced.

     The numerator for both basic and diluted earnings per share is net earnings available to common stockholders. The denominator for basic earnings per share is the weighted average number of common shares outstanding during the period. The denominator for diluted earnings per share is weighted average shares outstanding adjusted for the effect of dilutive stock options. The following is a reconciliation of weighted average shares for the basic and diluted share computations (in millions):

                                                              2002    2001    2000
                                                              -----   -----   -----
Weighted average shares outstanding for basic net earnings
  per share.................................................  194.5   193.7   193.6
Effect of dilutive stock options............................    2.3     0.6      --
                                                              -----   -----   -----
Weighted average shares outstanding for diluted net earnings
  per share.................................................  196.8   194.3   193.6
                                                              =====   =====   =====

     For periods prior to the Distribution, basic and diluted shares outstanding are assumed to be equivalent to the number of shares of Company common stock outstanding immediately following the Distribution.

10.  STOCK OPTION AND COMPENSATION PLANS

     As of December 31, 2002, the Company had three stock option plans in effect, the 2001 Stock Incentive Plan, the TeamShare Stock Option Plan and the Stock Plan for Non-Employee Directors. The Company has reserved the maximum number of shares of common stock available for award under the terms of each of

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
these plans and has registered 34.3 million shares of common stock. Options may be granted under these plans at a price of not less than the fair market value of a share of common stock on the date of grant. The 2001 Stock Incentive Plan provides for the grant of nonqualified stock options and incentive stock options, long-term performance awards, restricted stock awards and deferred stock units. Options granted under the 2001 Stock Incentive Plan may include stock appreciation rights. The TeamShare Stock Option Plan provides for the grant of non-qualified stock option and stock appreciation rights while the Stock Plan for Non-Employee Directors provides for awards of stock options, restricted stock and restricted stock units to non-employee directors.

     Options granted under these plans generally vest over three to five years, although in no event in less than one year, and expire ten years from the date of grant. Certain options have price thresholds, which affect exercisability.

     Under the 2001 Stock Incentive Plan, the total number of awards which may be granted in a given year pursuant to options and other awards under the plan may not exceed 1.9 percent of the outstanding shares of the Company's stock on the effective date of the Plan for 2001 or January 1 of each subsequent year, plus the number of shares from the prior year that were available for grant but not granted, that were granted but subsequently terminated, expired, cancelled or surrendered without being exercised or tendered in the prior year to pay for options or satisfy tax withholding requirements. No participant may receive options or awards which in the aggregate exceed 2 million shares of stock over the life of the Plan.

     At the Distribution, certain options to purchase Bristol-Myers Squibb stock that were held by Company employees were converted to Company stock options under either the 2001 Stock Incentive Plan or the TeamShare Stock Option Plan. The options were converted at quantities and exercise prices that maintained the intrinsic value of the option as it existed immediately prior to the Distribution. The vesting dates and exercise periods of the options were not affected by the conversion.

     A summary of the status of all options granted to employees and non-employee directors at December 31 and changes during the period from the distribution date is presented below:

                                                                           WEIGHTED AVERAGE
                                                             OPTIONS        EXERCISE PRICE
                                                          --------------   ----------------
                                                          (IN THOUSANDS)
Conversion of Bristol-Myers Squibb options on
  Distribution..........................................       8,700            $23.93
Options granted.........................................       2,239             28.67
Options exercised.......................................        (129)            12.80
Options cancelled.......................................         (83)            29.88
                                                              ------            ------
Outstanding at December 31, 2001........................      10,727             25.01
Options granted.........................................       1,833             30.34
Options exercised.......................................      (1,262)            18.94
Options cancelled.......................................        (263)            28.73
                                                              ------            ------
Outstanding at December 31, 2002........................      11,035            $26.51
                                                              ======            ======

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

     The following table summarizes information about stock options outstanding at December 31, 2002:

                                  OUTSTANDING                        EXERCISABLE
                          ----------------------------   ------------------------------------
                                            WEIGHTED
                                             AVERAGE     WEIGHTED                    WEIGHTED
                                            REMAINING    AVERAGE                     AVERAGE
                                           CONTRACTUAL   EXERCISE                    EXERCISE
RANGE OF EXERCISE PRICES     OPTIONS          LIFE        PRICE        OPTIONS        PRICE
------------------------  --------------   -----------   --------   --------------   --------
                          (IN THOUSANDS)                            (IN THOUSANDS)
     $ 6.25-$17.00             1,275          2.93        $10.92        1,275         $10.92
     $17.01-$27.50             3,675          6.61         24.83        2,021          24.59
     $27.51-$37.50             6,085          8.02         30.78        1,367          31.28
                              ------                                    -----
                              11,035                                    4,663
                              ======                                    =====

     Options exercisable at December 31, 2002 and 2001, were 4.7 million and 4.0 million, respectively, with average exercise prices of $22.81 and $19.15, respectively.

     The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

                                                              2002   2001   2000
                                                              ----   ----   ----
Dividend Yield..............................................    --%    --%   1.5%
Volatility..................................................  30.3%  41.7%  24.5%
Risk-free interest rate.....................................   4.6%   4.8%   6.3%
Assumed forfeiture rate.....................................   3.0%   3.0%   3.0%
Expected life (years).......................................     5      7      7

     The above assumptions for 2002 and 2001 pertain to the Company, while 2000 assumptions are associated with the Company's former parent.

     The weighted average fair value for options granted during 2002, 2001 and 2000 was $10.63, $14.10 and $16.34, respectively.

     See Note 2 for the effect on net earnings and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock based employee compensation.

RESTRICTED STOCK

     At the Distribution, certain members of management had restricted stock grants for Bristol-Myers Squibb stock which were converted into Company restricted stock grants at quantities and prices that maintained the intrinsic value that existed immediately prior to the Distribution. Total converted grants represented 106,560 shares at the Distribution. Subsequent to the Distribution, restrictions on 32,578 and 20,361 shares were eliminated in 2002 and 2001, respectively. In addition, restricted stock grants were made for 50,200 and 33,681 shares in 2002 and 2001, respectively. The awards are being expensed over the vesting period of five years from date of grant and the expense recorded by the Company for all periods presented was not significant.

11.  RETIREMENT AND POSTRETIREMENT BENEFIT PLANS

     The Company has defined benefit pension plans covering substantially all U.S. and Puerto Rico employees. Plan benefits are primarily based on years of credited service and the participant's compensation. In addition to the U.S. and Puerto Rico defined benefit pension plans, the Company sponsors various

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
non-U.S. pension arrangements, including retirement and termination benefit plans required by local law or coordinated with government sponsored plans.

     The Company also provides comprehensive medical and group life insurance benefits to substantially all U.S. and Puerto Rico retirees who elect to participate in the Company's comprehensive medical and group life plans. The medical plan is contributory, and the life insurance plan is non-contributory. No similar plans exist for employees outside the U.S. and Puerto Rico.

     In both the U.S. and jurisdictions outside of the U.S., the Company has adopted employee benefit plans that are comparable to those of its former parent. In general, for purposes of determining eligibility to participate, eligibility for benefits, benefit forms and vesting under Company plans, each active employee is credited with his or her service with the former parent to the extent the corresponding plans of the former parent gave credit for such service.

     In connection with the Distribution, the Company and its former parent entered into an Employee Benefits Agreement which allocated responsibilities relating to employee compensation, benefit plans and programs and other related matters. Under the agreement, as of a specified date, active employees of the Company ceased to be active participants in benefit plans maintained by the former parent and became eligible to participate in all applicable Company plans.

     The agreement provides that, as of the Distribution, the Company assumed, retained and is liable for all wages, salaries, welfare, incentive compensation and other employee-related obligations and liabilities for all current and former employees of the Company, except as specifically provided otherwise. The former parent retained certain obligations for domestic pension benefits for services rendered through the Distribution. The former parent also retained obligations for medical and group life insurance benefits for all domestic retirees and those employees eligible to retire as of the Distribution. Substantially all assets funding its pension and postretirement benefit plans were retained by the former parent.

     The components of net pension expense as of December 31 for the Company's defined benefit retirement plans subsequent to the Distribution are as follows (in millions):

                                                             U.S. AND
                                                           PUERTO RICO      NON-U.S.
                                                           ------------   -------------
                                                           2002    2001   2002    2001
                                                           -----   ----   -----   -----
Service cost.............................................  $ 7.2   $2.3   $ 2.0   $ 1.4
Interest cost............................................    2.0    0.7     0.7     0.5
Expected return on plan assets...........................   (1.2)    --    (1.0)   (0.5)
Amortization of prior service cost.......................    0.1     --      --      --
Amortization of unrecognized actuarial (gain) loss.......    0.1     --     0.2    (0.1)
                                                           -----   ----   -----   -----
Net periodic benefit cost................................  $ 8.2   $3.0   $ 1.9   $ 1.3
                                                           =====   ====   =====   =====

     The weighted average actuarial assumptions used in accounting for the Company's defined benefit retirement plans were as follows:

                                                              U.S. AND
                                                             PUERTO RICO    NON-U.S.
                                                             -----------   -----------
                                                             2002   2001   2002   2001
                                                             ----   ----   ----   ----
Discount rate..............................................  7.00%  7.25%  4.17%  3.64%
Rate of compensation increase..............................  3.60%  3.50%  3.17%  2.92%
Expected long-term rate of return on plan assets...........  9.00%  9.00%  5.95%  5.68%

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

     Changes in benefit obligations and plan assets, for December 31, 2002 and 2001 for the Company's pension plans, were (in millions):

                                                          U.S. AND
                                                         PUERTO RICO       NON-U.S.
                                                       ---------------   -------------
                                                        2002     2001    2002    2001
                                                       ------   ------   -----   -----
Benefit obligation -- beginning of year..............  $ 25.5   $   --   $13.3   $12.6
Obligation assumed from former parent................      --     22.6     3.9     3.3
Plan amendments......................................    (1.6)      --      --      --
Service cost.........................................     7.2      2.3     2.0     1.3
Interest cost........................................     2.0      0.7     0.7     0.5
Benefits paid........................................    (0.1)    (0.1)   (0.6)   (2.6)
Actuarial (gain) loss................................     9.5       --     0.6    (0.1)
Exchange rate gain (loss)............................      --       --     1.7    (1.7)
                                                       ------   ------   -----   -----
Benefit obligation -- end of year....................  $ 42.5   $ 25.5   $21.6   $13.3
                                                       ======   ======   =====   =====
Plan assets at fair market value -- beginning of
  year...............................................  $  2.2   $   --   $12.5   $12.6
Assets contributed by former parent..................      --      2.3     3.6     3.1
Actual return on plan assets.........................    (1.0)      --    (2.0)   (0.5)
Company contributions................................    20.7       --     2.7     1.6
Benefits paid........................................    (0.2)    (0.1)   (0.6)   (2.6)
Expenses.............................................    (0.3)      --      --      --
Exchange rate gain (loss)............................      --       --     1.1    (1.7)
                                                       ------   ------   -----   -----
Plan assets at fair market value -- end of year......  $ 21.4   $  2.2   $17.3   $12.5
                                                       ======   ======   =====   =====
Funded status........................................  $(21.1)  $(23.3)  $(4.3)  $(0.8)
Unrecognized prior service cost......................    (1.5)     0.2      --     0.1
Unrecognized actuarial (gain) loss...................     9.8     (2.2)    8.4     4.4
                                                       ------   ------   -----   -----
Net amount recognized................................  $(12.8)  $(25.3)  $ 4.1   $ 3.7
                                                       ======   ======   =====   =====
Amounts recognized in consolidated balance sheet:
  Prepaid pension....................................  $   --   $   --   $ 5.0   $ 4.4
  Accrued benefit liability..........................   (13.9)   (25.3)   (0.9)   (0.7)
  Accumulated other comprehensive income.............     1.1       --      --      --
                                                       ------   ------   -----   -----
  Net amount recognized..............................  $(12.8)  $(25.3)  $ 4.1   $ 3.7
                                                       ======   ======   =====   =====

     The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the Company's U.S. and Puerto Rico pension plans with accumulated benefit obligations in excess of plan assets were $38.9 million, $21.5 million and $20.5 million, respectively, as of December 31, 2002 and $25.5 million, $8.8 million and $2.2 million, respectively, as of December 31, 2001.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

     The components of net periodic expense as of December 31 for the Company's postretirement benefit plans subsequent to the Distribution are as follows (in millions):

DECEMBER 31,                                                  2002   2001
------------                                                  ----   ----
Service cost................................................  $1.1   $0.5
Interest cost...............................................   1.2    0.5
                                                              ----   ----
Net periodic benefit cost...................................  $2.3   $1.0
                                                              ====   ====

     The weighted average actuarial assumptions used in accounting for the Company's postretirement benefit plans were as follows:

DECEMBER 31,                                                  2002    2001
------------                                                  -----   ----
Discount rate...............................................   7.00%  7.25%
Initial health care cost trend rate.........................  10.00%  9.00%
Ultimate health care cost trend rate........................   5.00%  5.00%
First year of ultimate trend rate...........................   2012   2008

     Changes in benefit obligations and plan assets, from the Distribution to December 31, 2002 for the Company's postretirement benefit plans, were (in millions):

DECEMBER 31,                                                   2002     2001
------------                                                  ------   ------
Benefit obligation -- beginning of year.....................  $ 18.1   $   --
Obligation assumed from former parent.......................      --     17.1
Service cost................................................     1.1      0.5
Interest cost...............................................     1.2      0.5
Actuarial loss..............................................     0.1       --
                                                              ------   ------
Benefit obligation -- end of year...........................  $ 20.5   $ 18.1
                                                              ------   ------
Funded status...............................................  $(20.5)  $(18.1)
Unrecognized prior service cost.............................    (0.1)    (0.1)
Unrecognized actuarial loss.................................     2.1      2.0
                                                              ------   ------
Net amount recognized.......................................  $(18.5)  $(16.2)
                                                              ======   ======
Accrued benefit liability recognized........................  $(18.5)  $(16.2)
                                                              ======   ======

     As of December 31, 2002 and 2001, the Company has no assets in its postretirement benefit plans.

     A one percentage point change in the assumed health care cost trend rates would have no significant effect on the service and interest cost components of net postretirement benefit expense and the accumulated postretirement benefit obligation. The effect of a change in the healthcare cost trend rate is tempered by a cap that limits medical costs to be paid by the Company.

     Included in the consolidated statement of earnings are allocations from the Company's former parent for expenses specifically attributable to the Company's employees' participation in its retirement and postretirement benefit plans for periods prior to the Distribution. Amounts included were $6.0 million and $10.0 million for the years ended December 31, 2001 and 2000, respectively.

     The Company also sponsors defined contribution plans for substantially all of the U.S. and Puerto Rico employees. The principal defined contribution plan is the Zimmer Holdings, Inc. Savings and Investment Program. The Company's contribution under this plan is based on employee contributions and the level of

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
company match. The Company recognized $3.5 million, $3.0 million and $3.0 million of expense for the savings and investment program for the years ended December 31, 2002, 2001 and 2000, respectively.

12. INCOME TAXES

     The components of earnings before taxes consist of the following (in millions):

                                                              2002     2001     2000
                                                             ------   ------   ------
United States operations...................................  $292.0   $200.4   $211.0
Foreign operations.........................................    96.9     40.5     57.0
                                                             ------   ------   ------
Total......................................................  $388.9   $240.9   $268.0
                                                             ======   ======   ======

     The provision for income taxes consists of (in millions):

Current:
  Federal...................................................  $ 79.9   $68.8   $58.2
  State.....................................................    12.9    15.9    10.8
  Foreign...................................................    34.4    28.6    26.0
                                                              ------   -----   -----
                                                               127.2   113.3    95.0
                                                              ------   -----   -----
Deferred:
  Federal...................................................     3.3    (9.5)    2.7
  State.....................................................    (1.3)   (1.6)    0.3
  Foreign...................................................     1.9   (11.1)   (6.0)
                                                              ------   -----   -----
                                                                 3.9   (22.2)   (3.0)
                                                              ------   -----   -----
                                                              $131.1   $91.1   $92.0
                                                              ======   =====   =====

     For periods prior to the Distribution, the income tax provision was calculated on a separate return basis while actual tax payments were made on a combined return basis by the Company's former parent. Income taxes paid by the Company during 2002 and 2001 (for the period after the Distribution) were $114.2 million and $43.4 million, respectively.

     A reconciliation of the U.S. statutory income tax rate to the Company's effective tax rate is as follows:

                                                              2002   2001   2000
                                                              ----   ----   ----
U.S. statutory income tax rate..............................  35.0%  35.0%  35.0%
State taxes, net of federal deduction.......................   3.0    3.9    2.7
Foreign income taxes at rates different from
  the U.S. statutory rate, net of foreign tax credits.......    --    0.9   (1.0)
Tax benefit relating to operations in Puerto Rico...........  (2.6)  (2.6)  (1.2)
Earnings of Foreign Sales Corporation.......................  (1.1)  (1.4)  (1.8)
R&D Credit..................................................  (0.6)  (0.1)    --
Non-deductible separation costs.............................    --    1.9     --
Other.......................................................    --    0.2    0.6
                                                              ----   ----   ----
Effective income tax rate...................................  33.7%  37.8%  34.3%
                                                              ====   ====   ====

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income taxes consisted of the following (in millions):

                                                               2002     2001
                                                              ------   ------
Inventory...................................................  $ 40.1   $ 39.1
Depreciation................................................    36.3     30.6
Accrued liabilities.........................................    37.4     40.1
Other.......................................................     8.9      6.2
                                                              ------   ------
                                                              $122.7   $116.0
                                                              ======   ======

     The Company's former parent received a ruling from the Internal Revenue Service ("IRS"), that the Distribution would qualify as a tax-free transaction. Such a ruling, while generally binding upon the IRS, is subject to certain factual representations and assumptions. The Company has agreed to certain restrictions on its future actions to provide further assurances that the Distribution will qualify as tax-free. If the Company fails to abide by such restrictions and, as a result, the Distribution fails to qualify as a tax-free transaction, the Company will be obligated to indemnify its former parent for any resulting tax liability.

     Under the Tax Sharing Agreement (the "Agreement") executed in conjunction with the Distribution, the Company's former parent retains control and discretion with regard to any federal, foreign, combined, consolidated and certain separate state tax filings or tax audits for periods through the Distribution and retains all refunds for such periods. The Agreement was amended to clarify the Company is responsible for 25 percent of tax audit assessments in foreign jurisdictions for periods prior to the Distribution up to a cumulative maximum of $5 million.

     At December 31, 2002, the Company had an aggregate of $53.7 million of unremitted earnings of foreign subsidiaries that have been, or are intended to be, permanently reinvested for continued use in foreign operations. If the total undistributed earnings of foreign subsidiaries were remitted, a significant amount of the additional tax would be offset by the allowable foreign tax credits.

13. SEGMENT DATA

     The Company designs, develops, manufactures and markets orthopaedic reconstructive implants, trauma products and orthopaedic surgical products which include surgical supplies and equipment designed to aid in orthopaedic procedures and to accommodate patient rehabilitation needs post surgery. Operations are managed through three major geographic areas -- the Americas, which is comprised principally of the United States and includes other North, Central and South American markets; Asia Pacific, which is comprised primarily of Japan and includes other Asian and Pacific markets; and Europe, which is comprised principally of the major countries of Europe as well as the Middle East and Africa. This structure is the basis for the Company's reportable segment information discussed below. Segment performance is evaluated based on sales and segment operating profit, exclusive of separation costs and operating expenses pertaining to global operations and corporate expenses. Included in segment operating profit is a cost of capital charge which is offset in global operations. Global operations include U.S. based research, development engineering, brand management, corporate legal, finance, human resource functions, and operations and logistics.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

     Net sales, segment operating profit and year-end assets are as follows (in millions):

                                 NET SALES                   OPERATING PROFIT         YEAR-END ASSETS
                       ------------------------------   ---------------------------   ---------------
                         2002       2001       2000      2002      2001      2000      2002     2001
                       --------   --------   --------   -------   -------   -------   ------   ------
Americas.............  $  932.9   $  790.7   $  655.4   $ 434.1   $ 356.3   $ 313.4   $597.2   $530.7
Asia Pacific.........     269.6      255.2      264.5     117.8     104.9     100.9    158.9    141.2
Europe...............     169.9      132.7      120.7      35.7      20.7      18.5    102.8     73.1
                       --------   --------   --------                                 ------   ------
Net sales............  $1,372.4   $1,178.6   $1,040.6
                       ========   ========   ========
Separation costs.....                                        --     (70.0)       --
Global operations and
  corporate
  expenses...........                                    (186.7)   (163.6)   (164.8)
                                                        -------   -------   -------
Operating profit.....                                   $ 400.9   $ 248.3   $ 268.0
                                                        =======   =======   =======
Total assets.........                                                                 $858.9   $745.0
                                                                                      ======   ======

     Product category:

                                                           2002       2001       2000
                                                         --------   --------   --------
Reconstructive implants................................  $1,061.7   $  886.5   $  764.5
Trauma.................................................     133.8      128.3      123.4
Orthopaedic surgical products..........................     176.9      163.8      152.7
                                                         --------   --------   --------
Total..................................................  $1,372.4   $1,178.6   $1,040.6
                                                         ========   ========   ========

     Depreciation expenses were $25.3 million, $23.4 million and $23.1 million and additions to fixed and other assets were $33.7 million, $54.7 million and $29.0 million for the years ended December 31, 2002, 2001 and 2000, respectively, and related principally to the Company's U.S. and Puerto Rico facilities.

14. SEPARATION FROM BRISTOL-MYERS SQUIBB COMPANY

     The Company was incorporated in Delaware as a wholly-owned subsidiary of Bristol-Myers Squibb, its former parent, on January 12, 2001. On July 25, 2001, Bristol-Myers Squibb transferred the assets and liabilities of its orthopaedic business to the Company. On August 6, 2001, Bristol-Myers Squibb distributed all of the shares of Company common stock to Bristol- Myers Squibb stockholders in the form of a dividend of one share of Company common stock and the associated preferred stock purchase right, for every 10 shares of Bristol-Myers Squibb common stock. The Distribution qualified as a tax-free distribution made under
Section 355 and 368(a)(1)(1) of the Internal Revenue Code of 1986 as more fully-described in Note 12. On August 6, 2001, the Company assumed all obligations under the Credit Facility established by the Company and its former parent with then outstanding borrowings of $290 million. With additional borrowings under the Credit Facility, the Company repaid amounts due to its former parent of approximately $90 million, and finally, the Company assumed an additional $22 million of borrowings under the Credit Facility for separation costs. The Company also recognized certain liabilities and obligations for pension, post-retirement, long-term disability and U.S. sales agent benefits. Recognition of these liabilities and obligations reduced the net investment in Zimmer by its former parent.

     The Company incurred $70.0 million ($49.9 million net of taxes) in costs, fees and expenses relating to the separation from its former parent and distribution of Company common stock to the Bristol-Myers Squibb stockholders. These costs, fees and expenses were primarily for retention bonuses; legal separation matters; professional expenses; and costs of producing, printing, mailing and distributing the information statement related to the Distribution.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

15.  TRANSACTIONS WITH FORMER PARENT

     Prior to the Distribution, the former parent of the Company provided certain services, including administration of treasury, insurance, payroll, employee compensation and benefits, travel and meeting services, public and investor relations, real estate services, internal audit, corporate aviation and related services, telecommunications, computing services, corporate income tax and selected legal services. Management of the Company believes that the methods used to allocate expenses to the Company for these services were reasonable, although it cannot be assured that all the expenses that would have been incurred had the Company been a separate, standalone entity have been reflected in financial results prior to the Distribution. These services accounted for a total expense of $17.2 million for the period January 1, 2001 through the Distribution, and $29.9 million for the year ended December 31, 2000.

     The Company and its former parent entered into an Interim Services Agreement pursuant to which the former parent provided the Company, on an interim, transitional basis, various services, including, but not limited to, employee benefits administration and information technology services. The agreed upon charges for such services were intended to allow the former parent to recover fully the allocated costs of providing the services. The Interim Services Agreement expired on December 31, 2002, except with respect to information technology services, which will remain in effect until the Company completes the transition to an alternative service provider, expected by mid year 2003.

16.  LEASES

     Future minimum rental commitments under non-cancelable operating leases in effect as of December 31, 2002 were $8.3 million for 2003, $7.0 million for 2004, $5.7 million for 2005, $4.4 million for 2006, $2.9 million for 2007 and $8.6 million thereafter. Total rent expense for the years ended December 31, 2002, 2001 and 2000 aggregated $9.1 million, $5.7 million and $6.0 million, respectively.

17.  COMMITMENTS AND CONTINGENCIES

     The Company is subject to product liability and other claims arising in the ordinary course of business, for which the Company maintains insurance, subject to self-insured retention limits. The Company establishes accruals for product liability and other claims in conjunction with outside counsel based on current information and historical settlement information for open claims, related fees and for claims incurred but not reported. While it is not possible to predict with certainty the outcome of these cases, it is the opinion of management that these cases will not have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In addition to product liability, the Company is subject to other lawsuits and claims arising in the ordinary course of business, none of which are expected to have, upon ultimate resolution, a material effect on the Company's consolidated financial position, results of operations or cash flows.

     Pursuant to the Company's exclusive distribution and strategic alliance with Implex Corporation relating to Trabecular Metal products and technology and other products, the Company is subject to annual minimum purchase commitments. Such commitments are in line with the Company's expectation and product development plans with regard to the products covered under this agreement.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

18.  QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                                   2001 QUARTER ENDED                  2002 QUARTER ENDED
                                            ---------------------------------   ---------------------------------
                                             MAR      JUN      SEP      DEC      MAR      JUN      SEP      DEC
                                            ------   ------   ------   ------   ------   ------   ------   ------
                                                            (IN MILLIONS, EXCEPT PER SHARE DATA)
Net sales.................................  $286.0   $294.3   $286.7   $311.6   $319.1   $345.6   $337.5   $370.2
Gross profit..............................   204.9    212.8    211.7    227.6    238.3    260.4    252.4    276.5
Net earnings(1)...........................    36.0     43.2     27.4     43.2     54.6     65.9     65.1     72.2
Net earnings per common share:
  Basic...................................    0.19     0.22     0.14     0.22     0.28     0.34     0.33     0.37
  Diluted.................................    0.19     0.22     0.14     0.22     0.28     0.34     0.33     0.37

---------------

(1) 2001 net earnings include $70.0 million ($49.9 million net of tax) in costs relating to the separation of the Company from its former parent. Net earnings also include $7.4 million ($4.7 million net of tax) of interest expense for the period from the Distribution to December 31, 2001.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                                  THREE MONTHS
                                                                 ENDED MARCH 31,
                                                              ---------------------
                                                                2003        2002
                                                              ---------   ---------
                                                              (IN MILLIONS, EXCEPT
                                                               PER SHARE AMOUNTS,
                                                                   UNAUDITED)
NET SALES...................................................   $390.1      $319.1
Cost of products sold.......................................     96.9        80.8
                                                               ------      ------
GROSS PROFIT................................................    293.2       238.3
                                                               ------      ------
Research and development....................................     21.4        19.1
Selling, general and administrative.........................    149.8       130.9
                                                               ------      ------
  Operating expenses........................................    171.2       150.0
                                                               ------      ------
OPERATING PROFIT............................................    122.0        88.3
Interest expense............................................      1.4         3.6
                                                               ------      ------
Earnings before income taxes and cumulative effect of change
  in accounting principle...................................    120.6        84.7
Provisions for income taxes.................................     40.4        30.1
                                                               ------      ------
Earnings before cumulative effect of change in accounting
  principle.................................................     80.2        54.6
Cumulative effect of change in accounting principle, net of
  tax.......................................................     55.1          --
                                                               ------      ------
NET EARNINGS................................................   $135.3      $ 54.6
                                                               ======      ======
EARNINGS PER COMMON SHARE -- BASIC
  Earnings before cumulative effect of change in accounting
     principle..............................................   $ 0.41      $ 0.28
  Cumulative effect of change in accounting principle, net
     of tax.................................................     0.28          --
                                                               ------      ------
  Earnings Per Common Share -- Basic........................   $ 0.69      $ 0.28
                                                               ======      ======
EARNINGS PER COMMON SHARE -- DILUTED
  Earnings before cumulative effect of change in account
     principle..............................................   $ 0.41      $ 0.28
  Cumulative effect of change in accounting principle, net
     of tax.................................................     0.27          --
                                                               ------      ------
  Earnings Per Common Share -- Diluted......................   $ 0.68      $ 0.28
                                                               ======      ======
PRO FORMA AMOUNTS ASSUMING THE NEW ACCOUNTING PRINCIPLE IS
  APPLIED RETROACTIVELY
  Net Earnings..............................................   $ 80.2      $ 56.2
  Earnings Per Common Share -- Basic........................   $ 0.41      $ 0.29
  Earnings Per Common Share -- Diluted......................   $ 0.41      $ 0.29
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  Basic.....................................................    195.7       194.0
  Diluted...................................................    198.0       195.7

  The accompanying notes are an integral part of these consolidated financial statements.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                               MARCH 31,    DECEMBER 31,
                                                                 2003           2002
                                                              -----------   ------------
                                                              (UNAUDITED)
                                                              (IN MILLIONS, EXCEPT SHARE
                                                                       AMOUNTS)
                                         ASSETS
CURRENT ASSETS:
  Cash and equivalents......................................     $ 33.4        $ 15.7
  Accounts receivable, less allowance for doubtful
     accounts...............................................      237.4         214.8
  Inventories, net..........................................      265.9         257.6
  Prepaid expenses..........................................       17.5          71.7
  Deferred income taxes.....................................       20.5          52.6
                                                                 ------        ------
     Total Current Assets...................................      574.7         612.4
Property, Plant and Equipment, net..........................      311.0         157.8
Deferred Income Taxes.......................................       74.6          70.1
Other Assets................................................       18.5          18.6
                                                                 ------        ------
TOTAL ASSETS................................................     $978.8        $858.9
                                                                 ======        ======
                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Account payable...........................................     $ 64.8        $ 59.8
  Income taxes payable......................................       42.0          19.5
  Other current liabilities.................................      159.0         164.8
  Short term debt...........................................       76.9         156.7
                                                                 ------        ------
     Total Current Liabilities..............................      342.7         400.8
Other Long-term Liabilities.................................       93.4          91.8
                                                                 ------        ------
TOTAL LIABILITIES...........................................      436.1         492.6
                                                                 ------        ------
COMMITMENTS AND CONTINGENCIES (NOTE 10)
STOCKHOLDERS' EQUITY
  Common stock, $.01 par value, one billion shares
     authorized, 196.4 in 2003 and 195.2 in 2002 issued and
     outstanding............................................        2.0           2.0
  Paid-in capital...........................................       75.8          36.9
  Retained earnings.........................................      448.7         313.4
  Accumulated other comprehensive income....................       16.2          14.0
                                                                 ------        ------
TOTAL STOCKHOLDERS' EQUITY..................................      542.7         366.3
                                                                 ------        ------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................     $978.8        $858.9
                                                                 ======        ======

  The accompanying notes are an integral part of these consolidated financial statements.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               FOR THE THREE
                                                               MONTHS ENDED
                                                                 MARCH 31,
                                                              ---------------
                                                               2003     2002
                                                              ------   ------
                                                               (IN MILLIONS,
                                                                UNAUDITED)
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
  Net earnings..............................................  $135.3   $ 54.6
  Depreciation..............................................    19.6      5.5
  Income taxes..............................................    59.1     20.3
  Cumulative effect of change in accounting principle.......   (89.1)      --
  Receivables...............................................   (22.2)   (16.6)
  Inventories...............................................    (7.4)   (21.9)
  Accounts payable and accrued expenses.....................     2.2    (11.3)
  Other assets and liabilities..............................     7.3      1.9
                                                              ------   ------
     Net cash provided by operating activities..............   104.8     32.5
                                                              ------   ------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Additions to property, plant and equipment................   (33.0)    (6.5)
  Investments in other assets...............................      --     (2.0)
                                                              ------   ------
     Net cash used in investing activities..................   (33.0)    (8.5)
                                                              ------   ------
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Repayments of borrowings, net.............................   (79.6)   (19.3)
  Proceeds from exercise of stock options...................    25.3      4.8
  Net decrease in due to/from former parent.................      --     (6.9)
                                                              ------   ------
     Net cash used in financing activities..................   (54.3)   (21.4)
                                                              ------   ------
Effect of exchange rates on cash and equivalents............     0.2     (0.2)
                                                              ------   ------
  Increase in cash and equivalents..........................    17.7      2.4
Cash and equivalents, beginning of year.....................    15.7     18.4
                                                              ------   ------
Cash and equivalents, end of period.........................  $ 33.4   $ 20.8
                                                              ======   ======

  The accompanying notes are an integral part of these consolidated financial statements.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

               NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

     The financial data presented herein is unaudited and should be read in conjunction with the consolidated financial statements and accompanying notes included in the 2002 annual report on Form 10-K filed by Zimmer Holdings, Inc. (together with all its subsidiaries, the "Company"). In the opinion of management, the accompanying unaudited consolidated financial statements include all adjustments necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Results for interim periods should not be considered indicative of results for the full year. Certain amounts in the three months ended March 31, 2002 have been reclassified to conform to the current presentation.

2.  CHANGE IN ACCOUNTING PRINCIPLE

     Instruments are hand held devices used by orthopaedic surgeons during total joint replacement and other surgical procedures. Effective January 1, 2003, instruments are recognized as long-lived assets and are included in property, plant and equipment. Undeployed instruments are carried at cost, net of allowances for obsolescence. Instruments in the field are carried at cost less accumulated depreciation. Depreciation is computed using the straight-line method based on average estimated useful lives of approximately five years determined principally in reference to associated product life cycles. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company reviews instruments for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows relating to the asset are less than its carrying amount. Depreciation of instruments is recognized as a selling, general and administrative expense, consistent with classification of instrument cost in prior periods.

     In prior periods, undeployed instruments were carried as a prepaid expense at cost and recognized in selling, general and administrative expense in the year in which the instruments were placed into service. The new method of accounting for instruments was adopted to recognize the cost of an important asset of the Company's business within the consolidated balance sheet and meaningfully allocate the cost of that asset over the periods benefited, which the Company has determined extend through a product's life cycle.

     The effect of the change during the quarter ended March 31, 2003 was to increase earnings before cumulative effect of change in accounting principle by $2.8 million, or $0.014 per share. The cumulative effect adjustment of $55.1 million (net of income taxes of $34.0 million) to retroactively apply the new capitalization method as if applied in years prior to 2003 is included in earnings during the quarter ended March 31, 2003. The pro forma amounts shown on the consolidated statement of earnings have been adjusted for the effect of the retroactive application on depreciation and related income taxes.

3.  STOCK COMPENSATION

     At March 31, 2003, the Company had three stock-based compensation plans for employees and non-employee directors, which are described more fully in the notes to the consolidated financial statements included in the Company's 2002 annual report on Form 10-K. The Company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations. No stock based compensation cost is reflected in net earnings related to those plans, as all stock options granted had exercise prices equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net earnings and earnings per

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
share if the Company had applied the fair value recognition provisions of SFAS No. 123, "Accounting for Stock Based Compensation," to the above plans.

                                                               FOR THE THREE
                                                                MONTHS ENDED
                                                                 MARCH 31,
                                                              ----------------
                                                               2003      2002
                                                              -------   ------
                                                               (IN MILLIONS,
                                                              EXCEPT PER SHARE
                                                                  AMOUNTS)
Net earnings, as reported...................................  $135.3    $54.6
Deduct: Total stock-based compensation expense determined
  under fair value based method for all awards, net of
  tax.......................................................    (3.5)    (3.2)
                                                              ------    -----
Pro forma net earnings......................................  $131.8    $51.4
                                                              ======    =====
Earnings per share:
  Basic -- as reported......................................  $ 0.69    $0.28
  Basic -- pro forma........................................    0.67     0.26
  Diluted -- as reported....................................    0.68     0.28
  Diluted -- pro forma......................................    0.67     0.26

4.  COMPREHENSIVE INCOME

     The reconciliation of net earnings to comprehensive income is as follows:

                                                              FOR THE THREE
                                                               MONTHS ENDED
                                                                MARCH 31,
                                                              --------------
                                                               2003    2002
                                                              ------   -----
                                                              (IN MILLIONS)
Net Earnings................................................  $135.3   $54.6
Other Comprehensive Income (Loss):
  Foreign currency translation..............................     1.0    (2.2)
  Unrealized foreign currency hedge gains (losses), net of
     tax....................................................     3.8    (0.1)
  Reclassifications.........................................    (2.6)   (2.1)
                                                              ------   -----
Total Other Comprehensive Income (Loss).....................     2.2    (4.4)
                                                              ------   -----
Comprehensive Income........................................  $137.5   $50.2
                                                              ======   =====

5.  EARNINGS PER SHARE

     The following table reconciles the diluted shares used in computing diluted earnings per share:

                                                              FOR THE THREE
                                                              MONTHS ENDED
                                                                MARCH 31,
                                                              -------------
                                                              2003    2002
                                                              -----   -----
                                                              (IN MILLIONS)
Basic average common shares outstanding.....................  195.7   194.0
Effect of dilutive securities...............................    2.3     1.7
                                                              -----   -----
Diluted average common shares outstanding...................  198.0   195.7
                                                              =====   =====

     There were no anti-dilutive securities outstanding at March 31, 2003 or 2002.

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES

6.  INVENTORIES

                                                        MARCH 31,   DECEMBER 31,
                                                          2003          2002
                                                        ---------   ------------
                                                             (IN MILLIONS)
Finished goods........................................   $212.9        $206.7
Raw materials and work in progress....................     53.0          50.9
                                                         ------        ------
  Inventories, net....................................   $265.9        $257.6
                                                         ======        ======

7.  PROPERTY, PLANT AND EQUIPMENT

                                                        MARCH 31,   DECEMBER 31,
                                                          2003          2002
                                                        ---------   ------------
                                                             (IN MILLIONS)
Land..................................................   $   8.2      $   8.2
Buildings and equipment...............................     359.6        354.4
Instruments...........................................     275.6           --
Construction in progress..............................      13.3         13.3
                                                         -------      -------
                                                           656.7        375.9
Accumulated depreciation..............................    (345.7)      (218.1)
                                                         -------      -------
  Property, plant and equipment, net..................   $ 311.0      $ 157.8
                                                         =======      =======

8.  FINANCIAL INSTRUMENTS

     The Company is exposed to market risk due to changes in currency exchange rates. As a result, the Company utilizes foreign exchange forward contracts to offset the effect of exchange rate fluctuations on certain anticipated foreign currency transactions, primarily intercompany sales and purchases expected to occur within the next twelve to twenty-four months. The Company does not hold financial instruments for trading or speculative purposes. For derivatives which qualify as hedges of future cash flows, the effective portion of changes in fair value is temporarily recorded in other comprehensive income, then recognized in earnings when the hedged item affects earnings. The ineffective portion of a derivative's change in fair value, if any, is reported in earnings. The net amount recognized in earnings during the quarters ended March 31, 2003 and 2002, due to ineffectiveness and amounts excluded from the assessment of hedge effectiveness, was not significant. The fair value of outstanding derivative instruments recorded on the balance sheet at March 31, 2003, together with settled derivative instruments where the hedged item has not yet affected earnings, was a net unrealized loss of $11.8 million, or $7.3 million net of taxes, and is deferred in other comprehensive income and is expected to be reclassified to earnings over the next two years; $8.8 million, or $5.4 million net of taxes, is expected to be reclassified to earnings over the next twelve months.

9.  SEGMENT INFORMATION

     The Company designs, develops, manufactures and markets orthopaedic reconstructive implants, trauma products, and orthopaedic surgical products which include surgical supplies and equipment designed to aid in orthopaedic procedures and to accommodate patient rehabilitation needs post surgery. Operations are managed through three major geographic areas -- the Americas, which is comprised principally of the United States and includes other North, Central and South American markets; Asia Pacific, which is comprised primarily of Japan and includes other Asian and Pacific markets; and Europe, which is comprised principally of Europe as well as the Middle East and Africa. This structure is the basis for the Company's reportable segment information discussed below. Segment performance is evaluated based on sales and segment operating profit,

                     ZIMMER HOLDINGS, INC. AND SUBSIDIARIES
exclusive of operating expenses pertaining to global operations and corporate expenses. Global operations include U.S. based research, development engineering, brand management, corporate legal, finance, human resource functions and operations and logistics.

     Net sales and segment operating profit are as follows (in millions):

                                                        NET SALES      OPERATING PROFIT
                                                     ---------------   -----------------
                                                      THREE MONTHS       THREE MONTHS
                                                     ENDED MARCH 31,    ENDED MARCH 31,
                                                     ---------------   -----------------
                                                      2003     2002     2003      2002
                                                     ------   ------   -------   -------
Americas...........................................  $266.1   $224.3   $135.0    $107.2
Asia Pacific.......................................    70.0     57.8     32.8      25.8
Europe.............................................    54.0     37.0     14.2       8.7
                                                     ------   ------
  Total............................................  $390.1   $319.1
                                                     ======   ======
Global Operations and corporate expenses...........                     (60.0)    (53.4)
                                                                       ------    ------
Operating profit...................................                    $122.0    $ 88.3
                                                                       ======    ======

     Product category net sales are as follows (in millions):

                                                                 NET SALES
                                                              ---------------
                                                               THREE MONTHS
                                                              ENDED MARCH 31
                                                              ---------------
                                                               2003     2002
                                                              ------   ------
Reconstructive implants.....................................  $309.9   $245.1
Trauma......................................................    35.8     32.6
Orthopaedic surgical products...............................    44.4     41.4
                                                              ------   ------
  Total.....................................................  $390.1   $319.1
                                                              ======   ======

10.  COMMITMENTS AND CONTINGENCIES

     The Company is subject to product liability and other claims arising in the ordinary course of business, for which the Company maintains insurance, subject to self-insured retention limits. The Company establishes accruals for product liability and other claims in conjunction with outside counsel based on current information and historical settlement information for open claims, related fees and for claims incurred but not reported. While it is not possible to predict with certainty the outcome of these cases, it is the opinion of management that these cases will not have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In addition to product liability, the Company is subject to other lawsuits and claims arising in the ordinary course of business, none of which are expected to have, upon ultimate resolution, a material effect on the Company's consolidated financial position, results of operations or cash flows.

                        CENTERPULSE AG AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                                                              NOTES   2002     2001     2000
                                                              -----   -----   -------   -----
                                                                     (IN MILLIONS CHF)
NET SALES...................................................          1,470     1,418   1,347
Cost of sales...............................................           (480)     (540)   (420)
GROSS PROFIT................................................            990       878     927
Selling, general and administrative expense.................           (631)     (648)   (555)
Research and development expense............................            (94)     (130)   (108)
Other operating income......................................    8         2        --       6
Goodwill amortization.......................................            (50)      (57)    (39)
Hip and knee implant litigation.............................    9        --    (1,476)     --
Exceptional operating items.................................   10       (12)     (198)     (1)
Gain on sale of discontinued operations.....................   11       200        --      --
OPERATING INCOME/(LOSS).....................................            405    (1,631)    230
Financial (expense)/income..................................   12       (28)        7      29
Other non-operating (expense)/income........................   12        (1)      (21)     --
INCOME/LOSS BEFORE TAXES....................................            376    (1,645)    259
Taxes.......................................................   13       (37)      454     (67)
NET INCOME/(NET LOSS) BEFORE MINORITY INTERESTS.............            339    (1,191)    192
Minority interests..........................................             (2)       (2)     (2)
NET INCOME/(LOSS)...........................................            337    (1,193)    190
PER REGISTERED SHARE/PER AMERICAN DEPOSITARY SHARE (ADS)
Basic earnings/(loss) per share.............................   14     33.10   (119.62)  19.01
Basic earnings/(loss) per ADS...............................           3.31    (11.96)   1.90
Diluted earnings/(loss) per share...........................   14     32.82   (119.62)  18.98
Diluted earnings/(loss) per ADS.............................           3.28    (11.96)   1.90

   The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                              NOTES   2002    2001
                                                              -----   -----   -----
                                                                (IN MILLIONS CHF)
                                      ASSETS
NON-CURRENT ASSETS
Intangible assets...........................................   15       604     930
Property, plant and equipment...............................   16       200     236
Investments and other financial assets......................   17        70      65
Deferred income taxes.......................................   13       541     643
TOTAL NON-CURRENT ASSETS....................................          1,415   1,874
CURRENT ASSETS
Inventories.................................................   18       352     411
Trade accounts receivable...................................   19       290     308
Other accounts receivable and prepaid expenses..............             82     122
Cash and cash equivalents...................................            199     156
TOTAL CURRENT ASSETS........................................            923     997
TOTAL ASSETS................................................          2,338   2,871

                              EQUITY AND LIABILITIES
SHAREHOLDERS' EQUITY........................................   21     1,270     784
Minority interests..........................................              8       7
NON-CURRENT LIABILITIES
Non-current borrowings......................................   22       487      20
Deferred income taxes.......................................             19      19
Non-current provisions......................................   23       159   1,468
Other non-current liabilities...............................              4      11
Total non-current liabilities...............................            669   1,518
CURRENT LIABILITIES
Current borrowings..........................................   24        70      75
Current provisions..........................................   23        92     223
Trade accounts payable......................................             64      70
Other current and accrued liabilities.......................   25       165     194
TOTAL CURRENT LIABILITIES...................................            391     562
TOTAL LIABILITIES...........................................          1,060   2,080
TOTAL EQUITY AND LIABILITIES................................          2,338   2,871

   The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                            CUMULATIVE
                                      SHARE      ADDITIONAL      RETAINED   TRANSACTION   TREASURY
                                     CAPITAL   PAID-IN CAPITAL   EARNINGS   ADJUSTMENT     STOCK     TOTAL
                                     -------   ---------------   --------   -----------   --------   ------
                                                      (IN MILLIONS CHF, EXCEPT SHARE DATA)
JANUARY 1, 2000....................    300           766             683         95          (5)      1,839
Dividends (CHF 5 per share)........     --            --             (50)        --          --         (50)
Options exercised (note 30)........     --             3              --         --          --           3
Increase in treasury stock.........     --            --              --         --          (2)         (2)
Net income.........................     --            --             190         --          --         190
Currency translation adjustments...     --            --              --         13          --          13
Comprehensive income(1)............     --            --             190         13          --         203
DECEMBER 31, 2000..................    300           769             823        108          (7)      1,993
Adjustments for adopting IAS 39....     --            --              12         --          --          12
Dividends (CHF 6 per share)........     --            --             (60)        --          --         (60)
Options exercised (note 30)........     --            --              --         --          --          --
Increase in treasury stock.........     --            --              --         --          (9)         (9)
Fair value reserve.................     --            --              (9)        --          --          (9)
Net income.........................     --            --          (1,193)        --          --      (1,193)
Currency translation adjustments...     --            --              --         50          --          50
Comprehensive income(1)............     --            --          (1,193)        50          --      (1,143)
DECEMBER 31, 2001..................    300           769            (427)       158         (16)        784
Capital increase(2)................     55           201              --         --          --         256
Cost of capital increase(2)........     --           (18)             --         --          --         (18)
Options exercised (note 30)........      1             2              --         --          --           3
Increase in treasury stock.........     --            --              --         --          (1)         (1)
Fair value reserve.................     --            --              --         --          --          --
Net income.........................     --            --             337         --          --         337
Currency translation adjustments...     --            --              --        (91)         --         (91)
Comprehensive income(1)............     --            --             337        (91)         --         246
DECEMBER 31, 2002..................    356           954             (90)        67         (17)      1,270

---------------

(1) Comprehensive income includes changes in equity, other than those arising from investment by owners and distributions to owners. The comprehensive income was CHF 246, CHF (1,143) and CHF 203 million in 2002, 2001 and 2000, respectively.

(2) As part of the financing of the obligations under the Settlement Agreement, the Company increased its capital by means of a tradeable preemptive rights offering, which was completed with the delivery of new shares on October 15, 2002.

   The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

                       CONSOLIDATED CASH FLOW STATEMENTS

                                                               2002     2001    2000
                                                              ------   ------   ----
                                                                (IN MILLIONS CHF)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income/(net loss).....................................     337   (1,193)   190
  Minority interests........................................       2        2      2
  Gain on sale of discontinued operations...................    (200)      --     --
  Depreciation and amortization.............................     124      195    117
  Change in provisions(1)...................................  (1,282)   1,492     (7)
  Change in net current assets & long-term receivables......     (75)     (40)   (10)
  Exceptional write-down of goodwill........................      --       53     --
  Other non-cash items, net.................................     (15)    (416)     5
TOTAL CASH FLOW FROM OPERATING ACTIVITIES...................  (1,109)      93    297
CASH FLOW FROM INVESTING ACTIVITIES
  (Purchase)/sale of intangible assets......................      (2)      (8)    (6)
  (Purchase)/sale of tangible assets........................     (60)     (71)   (49)
  Acquisitions including minority investments...............     (14)    (413)   (80)
  Proceeds from divestitures................................     400       27      4
  (Purchase)/sale of long-term financial assets.............     (11)     (38)   (22)
TOTAL CASH FLOW FROM INVESTING ACTIVITIES...................     313     (503)  (153)
NET CASH FLOW BEFORE FINANCING ACTIVITIES...................    (796)    (410)   144
CASH FLOW FROM FINANCING ACTIVITIES
  Proceeds from issuance of share capital...................     241       --      3
  Change in treasury stock..................................      (1)      (9)    (2)
  Increase in borrowings....................................   1,010        7     --
  Repayment of borrowings...................................    (484)     (26)    (4)
  Dividends.................................................      --      (60)   (50)
TOTAL CASH FLOW (-USED IN) FROM FINANCING ACTIVITIES........     766      (88)   (53)
Net effect of currency translation on cash and cash
  equivalents...............................................      73       21     (4)
CHANGE IN CASH AND CASH EQUIVALENTS.........................      43     (477)    87
Cash and cash equivalents at beginning of period............     156      633    546
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................     199      156    633
Supplemental cash flow information:
Interest receipts...........................................       4       14     39
Interest payments...........................................     (12)      (8)    (8)
Income tax payments.........................................     (44)     (24)   (55)

---------------

(1) Included in change in provisions in 2002 is the cash outflow related to the hip and knee implant litigation of CHF 1,242 million.

   The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:  GENERAL INFORMATION

     On January 9, 1997, the Board of Directors of Sulzer Ltd, Winterthur, Switzerland ("Sulzer") approved a plan to offer a minority shareholding in its SulzerMedica Group ("Group") to the public. In order to prepare for this offering, Sulzer transferred its ownership interest in its orthopedic, electrophysiology and cardiovascular prostheses subsidiaries to SulzerMedica Ltd ("SulzerMedica" or the "Company"), a company previously named Sulzer Orthopedics Ltd, incorporated in Switzerland. On July 14, 1997, SulzerMedica Ltd increased its share capital by 2,600,000 registered shares, each with a nominal value of CHF 30. These shares were sold to the public through an Initial Public Offering
(IPO) in July 1997, for CHF 350 per share. Upon completion of the IPO via capital increase, Sulzer's beneficial ownership of the Company's common stock was reduced to 74%. On February 1, 1999, Sulzer-Medica completed its sale of the electrophysiology business.

     At the Sulzer Annual General Meeting on April 19, 2001 the shareholders approved the separation of Sulzer and SulzerMedica. The separation was completed on July 10, 2001. At the extraordinary shareholders' meeting of SulzerMedica on July 9, 2001 the Company took the final step to complete its independence from parent company Sulzer. At the Annual General Meeting of SulzerMedica on May 17, 2002 the shareholders approved the change of the Group's name from SulzerMedica to Centerpulse.

     On June 12, 2002 the Group announced its plans to divest its Cardiovascular Division, comprising the Group's entire Cardiac and Vascular Care product lines that produce and distribute mechanical and tissue heart valves and products for the treatment of vascular obstructions and diseases. On November 7, 2002, the Group concluded the sale of IntraTherapeutics, Inc. to ev3 Inc., a portfolio company run by equity firms Warburg Pincus LLC and The Vertical Group, for USD 95 million. On November 18, 2002, the Group concluded the sale of Vascutek Ltd. to Terumo Corporation of Japan for USD 170 million. On November 27, 2002, the Group announced that it had entered into a definitive agreement to sell its Carbomedics Inc. and Mitroflow Corp. mechanical and tissue valve business to the Italian medical device company Snia S.p.A. for a total consideration of USD 116 million. On January 21, 2003, the Group announced that this sale had been concluded.

NOTE 2:  BASIS OF PREPARATION

     The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS). The consolidated financial statements have been prepared under the historical cost convention as modified by the revaluation of available-for-sale investment securities.

     In 2002 no new International Accounting Standards or International Financial Reporting Standards have been introduced.

     The term "in millions CHF" in these Consolidated Financial Statements refers to millions of Swiss francs.

NOTE 3:  ACCOUNTING AND CONSOLIDATION PRINCIPLES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to valuation of the depreciable lives of fixed assets and intangible assets, allowances for doubtful accounts, inventory obsolescence, provisions, impairment charges and deferred taxes. Actual results could differ from estimates.

                        CENTERPULSE AG AND SUBSIDIARIES

     Consolidation principles. The consolidated financial statements include all of the assets, liabilities, income and expense of companies in which Centerpulse, directly or indirectly, holds more than 50% of the voting rights or otherwise has the power to control the company.

     Acquisitions have been accounted for using the purchase method. All material intercompany balances and transactions are eliminated.

     Investments in associated companies. Companies in which the Group holds between 20% and 50% of the voting rights and exercises significant influence are accounted for by using the equity method. Due to the insignificance of this position the Group's share in the equity is presented under "Investments and other financial assets" and not in a separate line. The Group's share of net income is presented under "Other operating income".

     Available-for-sale investments. As of January 1, 2001 minority investments and other financial assets are initially recorded at cost and subsequently carried at fair value. The Group has classified all these equity investments as available-for-sale. Changes in fair value are deferred as a fair value adjustment in equity and recycled to the income statement when the asset is sold. Unrealized losses considered to be other than temporary are included in the income statement. Depending on the classification of the investment as operating or not, the impairment is recorded as other operating expenses or as financial expense, or as exceptional operating item, respectively.

     Foreign currency conversion. Items included in the financial statements of each entity in the Group are measured using the currency that best reflects the economic substance of the underlying events and circumstances relevant to that entity ("the measurement currency"). The consolidated financial statements are presented in Swiss Francs, which is the measurement currency of the parent. Transactions in foreign currencies are translated into the measurement currency using exchange rates prevailing at the dates of transaction. Assets and liabilities in foreign currencies are stated at the year-end rate. The resulting exchange differences are included in the net income.

     The assets and liabilities of foreign affiliates, including acquired goodwill, are translated using the year-end rates of exchange. Income statements and cashflow statements are translated at average exchange rates for the year if the effective rate does not deviate significantly from the average exchange rate. Currency conversion differences resulting from consolidation are included in shareholders' equity. In the event of sale or liquidation of foreign affiliated companies, the cumulative currency conversion differences relating to the Company that has been disposed of form part of the gain or loss on the sale or liquidation proceeds.

     Goodwill and other intangible assets. Goodwill arising from acquisitions is capitalized in the currency of the acquired company and amortized on a straight-line basis over its useful life, not exceeding 20 years.

     Other intangible assets include licenses, patents, trademarks and similar rights as well as existing technology acquired from third parties. These assets are amortized over their estimated useful lives, not exceeding 10 years.

     Property, plant and equipment. Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life, land is not depreciated.

                        CENTERPULSE AG AND SUBSIDIARIES

     The estimated useful lives of property, plant and equipment are as follows:

Buildings...................................................   25-40 years
Machinery...................................................    5-15 years
Equipment...................................................    5-10 years
Tools, EDP equipment and patterns...........................  max. 5 years
Motor vehicles..............................................       4 years

     Interest costs on borrowings to finance the construction of property, plant and equipment are capitalized during the period of time that is required to complete and prepare the property for its intended use, as part of the cost of the asset.

     Investment property. Investment property is held for long-term rental yields and is not occupied by the Group. Such properties are carried at cost less accumulated depreciation. The disclosed fair value is based on market evidence and on discounted cash flow projections based on existing and potential rent contracts.

     Impairment. If circumstances affecting the recoverability of tangible and intangible assets change, and impairment has occurred, the Company compares the estimated discounted cash flows expected to be generated by the asset with its carrying value. It then records and recognizes an impairment charge by means of a special depreciation of the excess carrying value and adjusts the useful lives of intangible assets as appropriate.

     Inventories. Raw materials, supplies and consumables are stated at the lower of cost or net realisable value. Finished products and work in progress are stated at the lower of production cost or net realizable value. Production costs include the cost of materials and direct and indirect manufacturing cost. Depending on the nature and the use, inventories are valued on the basis of weighted average prices or the FIFO method. Allowances are made for obsolete, slow-moving and excess inventories.

     Accounts receivable. Trade receivables are carried at original invoice amount less provision made for impairment of these receivables. Such provision for impairment of trade receivables is established if there is objective evidence that the Group will not be able to collect all amounts due according to the original terms of receivables. The amount of the provision is the difference between the carrying amount and the recoverable amount, being the present value of expected cash flows.

     Cash and cash equivalents. Cash and cash equivalents comprise bills, postal and bank accounts, together with current account and deposit balances with maturities of under three months at acquisition.

     Provisions. Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and a reliable estimate of the amount can be made.

     Derivative financial instruments. The Company uses derivative financial instruments to manage the economic impact of fluctuations in foreign currency exchange rates. Derivative financial instruments are initially recognized in the balance sheet at cost and subsequently are remeasured at their fair value. The method of recognizing the resulting gain or loss is dependent on the nature of the item being hedged. The Group designates certain derivatives as either (1) a hedge of the fair value of a recognized asset or liability (fair value hedge), or (2) a hedge of a forecasted transaction or of a firm commitment (cash flow hedge), or (3) a hedge of a net investment in a foreign entity on the date a derivative contract is entered into.

     Changes in the fair value of derivatives that are designated and qualify as fair value hedges and that are highly effective, are recorded in the income statement, along with any changes in the fair value of the hedged asset or liability that is attributable to the hedged risk.

                        CENTERPULSE AG AND SUBSIDIARIES

     Changes in the fair value of derivatives that are designated and qualify as cash flow hedges and that are highly effective, are recognized in equity. The Group has classified all hedging activities as fair value hedges.

     Employee benefits. The liability of defined benefit plans for retirement benefits corresponds to the present value of benefits payable. The discount rate used for determining the present value is based on the prevailing interest rates applicable to long-term corporate or government bond issues with maturities extending over the average duration of the retirement benefit entitlements. All actuarially computed gains and losses which exceed 10% of the present value of future benefits payable or the underlying assets of the benefit plan ("corridor"), are amortized over the average remaining active period of employment.

     Defined contribution plans are pure saving plans without any added benefits. The contributions made are charged directly to personnel costs.

     Revenue recognition. Revenue comprises the invoiced value for the sale of goods and services net of value-added tax, rebates and discounts, and after eliminating sales within the Group. Revenue from the sale of goods is recognized when significant risks and rewards of ownership of the goods are transferred to the buyer. Accruals for estimated future returns and credits are made when the related revenue is recognized. Such amounts are estimated on the basis of historical rates of return, customer inventory levels and other factors.

     Income per share. Basic income per share is calculated by dividing net income by the weighted average number of shares issued minus treasury stock during the year.

     Diluted net income per share is computed by dividing net income by the weighted average number of registered shares issued, minus treasury stock, during the year plus the incremental shares that would have been outstanding under the management stock option plan (see "Stock-based compensation") upon the assumed exercise of dilutive stock options.

     Research and development costs. Research expenditure is recognized as an expense as incurred. Costs incurred on development projects (relating to the design and testing of new or improved products) are recognized as intangible assets when it is probable that the project will be a success considering its commercial and technological feasibility, and only if the cost can be measured reliably.

     Stock-based compensation. Under the terms of the management stock option plans, the option exercise price is equal to the fair market value of the share at the date of grant and, accordingly, no costs other than social security costs are recorded in connection with the plans.

     Taxes. Provision is made for all income taxes assessed on profits earned up to the balance sheet date in the year to which they relate. Deferred taxes are included on differences between the amounts carried for tax purposes and those carried for corporate purposes, applying the liability method. For this purpose, all the valuation differences recorded by affiliated companies and tax losses they are carrying forward are taken into consideration. Deferred taxes are calculated at the locally applicable tax rates. These tax rates are immediately adjusted to reflect the effects of changes in the law. A potential offset against future tax costs through losses they are carrying forward and valuation differences is included in the balance sheet if this is expected to be realized in the form of anticipated profits. Deferred taxes on proposed profit distributions by subsidiaries are accrued. Where profits of subsidiaries are retained in the business and used for local investment, they are not included in the deferred tax calculation. Where the disposal of an investment is foreseen, the applicable deferred taxes are included. Deferred tax assets and liabilities are only offset by the entities subject to these taxes, to the extent that such income taxes are payable to the same authority and such offset is permitted by law. The movements in the deferred tax position are accounted for as a direct charge or credit to tax expense.

                        CENTERPULSE AG AND SUBSIDIARIES

EXPLANATORY NOTES

NOTE 4:  CURRENCY EXCHANGE RATES

                                                                                AVERAGE RATES
                                                                            ---------------------
                                                                                CONSOLIDATED
                                                         YEAR-END RATES     STATEMENTS OF INCOME
                                                          CONSOLIDATED          AND CASH FLOW
                                                         BALANCE SHEETS          STATEMENTS
                                                       ------------------   ---------------------
CHF                                                    2002   2001   2000   2002    2001    2000
---                                                    ----   ----   ----   -----   -----   -----
1 US Dollar....................................  USD   1.39   1.68   1.62   1.56    1.69    1.69
1 Pound Sterling...............................  GBP   2.23   2.44   2.43   2.34    2.43    2.56
1 Euro.........................................  EUR   1.45   1.48   1.52   1.47    1.51    1.56
100 Japanese Yen...............................  JPY   1.17   1.28   1.42   1.24    1.39    1.57

NOTE 5:  COMPOSITION OF THE GROUP

     A list of investments held directly or indirectly by Centerpulse Ltd is provided below:

COMPANY/ MANAGEMENT                                           SHARE   REGISTERED CAPITAL
-------------------                                           -----   ------------------
SWITZERLAND
(4) Centerpulse Management Ltd, Zurich......................  100 %      CHF 100,000.--
    Max Link
(4) Centerpulse Services Ltd, Zurich........................  100 %      CHF 100,000.--
    Claudio Aquilina
(1) Centerpulse Orthopedics Ltd, Baar.......................  100 %   CHF 12,000,000.--
(3) Richard Fritschi
(1) Centerpulse Orthopedics (Switzerland) Ltd, Munsingen....  100 %      CHF 100,000.--
(3) Peter Liniger
(2) Sulzer Cardiovascular Ltd, Baar.........................  100 %      CHF 500,000.--
    Mike Barrett
BELGIUM
(1) Centerpulse BeLux SA/NV, Brussels.......................  100 %      EUR 300,000.--
(3) Jean-Pierre Willems
GERMANY
(4) Centerpulse Germany Holding GmbH, Freiburg..............  100 %   EUR 35,000,000.--
    Urs Kamber
(1) Centerpulse Germany GmbH, Freiburg......................  100 %    EUR 4,500,000.--
(3) Klaus Hug/Georg Stadler
(5) Centerpulse Dental GmbH, Freiburg.......................  100 %      EUR 511,292.--
    Werner Grotz/Steven E. Hanson
(2) Sulzer Cardiovascular GmbH, Hamburg.....................  100 %      EUR 512,000.--
    Mike Barrett
FRANCE
(1) Centerpulse France SA, Etupes...........................  100 %      EUR 130,000.--
(3) Maurice Meytre
(1) Centerpulse Sud-Ouest Sarl, Toulouse-Blagnac............  100 %       EUR 54,000.--
(3) Francoise Loesch
(1) Centerpulse Ouest Sarl, La Meziere......................  100 %    EUR 2,256,000.--
(3) Philippe Jaffres
(1) Centerpulse Centre Sarl, Ebreuil (Vichy)................  100 %        EUR 8,000.--
(3) Benoit Combe

                        CENTERPULSE AG AND SUBSIDIARIES

COMPANY/ MANAGEMENT                                           SHARE   REGISTERED CAPITAL
-------------------                                           -----   ------------------
(1) Centerpulse Nord Sarl, Lille............................  100 %        EUR 8,000.--
(3) Eric Bauduin
(1) Centerpulse Industrie Sarl, Etupes......................  100 %    EUR 1,600,000.--
    Maurice Meytre
(2) Sulzer Cardiovascular SA, Meudon (Paris)................  100 %    EUR 2,515,409.--
    James F. A. Deegan
(5) Centerpulse Dental Sarl, Rungis (Paris).................  100 %       EUR 76,225.--
    Alexander Ochsner
UNITED KINGDOM
(4) Centerpulse (UK) Holdings Ltd, Inchinnan................  100 %   GBP 16,160,000.--
    Marcel Bauckhage
(4) SM RE Ltd, St. Peter Port (Guernsey)....................  100 %    CHF 5,000,000.--
    Guy Hendry
(1) Centerpulse (UK) Ltd, Alton.............................  100 %    GBP 1,050,000.--
(3) Guido Bassing
(2) Sulzer Carbomedics UK Ltd, Crawley......................  100 %        GBP 1,000.--
    James F. A. Deegan
NETHERLANDS
(1) Centerpulse Netherlands BV, Utrecht.....................  100 %       EUR 25,000.--
(3) Rob Ringelberg
(2) Sulzer Cardiovascular BV, Utrecht.......................  100 %      EUR 150,500.--
    John Lawrence Groover
ITALY
(1) Centerpulse Italia S.p.A., Opera (Milan)................  100 %   EUR 14,025,000.--
(3) Marco Grubenmann
(1) Allo System Srl, Villorba (Treviso).....................   51 %       EUR 40,000.--
(3) Antonio De Cristofaro
(1) Migliori Srl, Viagrande (Catania).......................   51 %      EUR 434,000.--
(3) Fernando Migliori
AUSTRIA
(1) Centerpulse Austria GmbH, Modling.......................  100 %       EUR 60,000.--
(3) Manfred Koppl
SPAIN
(1) Centerpulse Iberica SA, Madrid..........................  100 %     EUR 62,226.10--
(3) Marcel Kyburz
SWEDEN
(1) Centerpulse Orthopedics Sweden AB, Stockholm............  100 %      SEK 200,000.--
(3) Bengt Sedell
CZECH REPUBLIC
(1) Centerpulse CZ sro, Prague..............................  100 %   CZK 24,700,000.--
    Oldrich Cech
CANADA
(2) Sulzer Medica Canada Inc., Toronto......................  100 %    CAD 3,200,000.--
    Paul E. Parsons
(1) Centerpulse Orthopedics Canada Inc., Toronto............  100 %    CAD 4,000,001.--
    Daniel Berdat
(2) Sulzer Carbomedics Canada Ltd, Calgary..................  100 %          CAD 100.--
    Charles D. Griffin

                        CENTERPULSE AG AND SUBSIDIARIES

COMPANY/ MANAGEMENT                                           SHARE   REGISTERED CAPITAL
-------------------                                           -----   ------------------
(2) Sulzer Mitroflow Corp., Richmond........................  100 %   CAD 12,000,000.--
    Mark Seboldt
(5) Centerpulse Dental Corp., Etobicoke (Ontario)...........  100 %          CAD 100.--
    Steven E. Hanson
USA
(4) Centerpulse USA Holding Co., Houston, Texas.............  100 %   USD 185,000,000.--
    Gabor-Paul Ondo
(4) Centerpulse USA Inc., Houston, Texas....................  100 %        USD 1,000.--
    Gabor-Paul Ondo
(2) Sulzer Carbomedics Inc., Austin, Texas..................  100 %   USD 117,490,215.--
    Dennis C. Wallach
(1) Centerpulse Orthopedics Inc., Austin, Texas.............  100 %   USD 209,349,052.--
    David Floyd
(3) Centerpulse Spine-Tech Inc, Minneapolis/Minnesota.......  100 %   USD 615,290,443.--
    Mike McCormick
(3) Centerpulse Spine Tech Surgical Inc,
  Minneapolis/Minnesota.....................................  100 %   USD 13,702,429.--
    Mike McCormick
(5) Centerpulse Dental Inc., Carlsbad/California............  100 %   USD 52,378,029.--
    Steven E. Hanson
(6) Centerpulse Biologics Inc., Austin, Texas...............  100 %    USD 1,280,394.--
    Thomas Zehnder
AUSTRALIA
(1) Centerpulse Australia Pty Ltd, Chatswood................  100 %   AUD 14,450,000.--
    Paul Aragones
(5) Centerpulse Dental Australia Pty Ltd, Kensington........  100 %            AUD 1.--
    David Colquhoun
ISRAEL
(5) Centerpulse Dental Ltd, Ramat Gan.......................  100 %          ILS 100.--
    Steven E. Hanson
SOUTH AFRICA
(1) Centerpulse RSA (Proprietary) Ltd, Greenside............  100 %          ZAR 100.--
(3) Michael Nesbitt
INDIA
(1) Centerpulse India Ltd, Chennai..........................  100 %    INR 3,000,000.--
(3) K. Senthilnathan
JAPAN
(1) Centerpulse Japan KK, Tokyo.............................  100 %   JPY 350,000,000.--
(3) Hans Rudolf Schuerch
KOREA
(1) Centerpulse Korea Ltd, Seoul............................  100 %   KRW 319,220,000.--
(3) Dae Sik Pyon

---------------

(1) Orthopedics

(2) Cardiovascular (divested as of January 21, 2003)

(3) Spine-Tech

(4) Management

                        CENTERPULSE AG AND SUBSIDIARIES

(5) Dental

(6) Research & Development Biologics

     Acquisitions of subsidiaries in the year 2001 are set out in the following list which indicates the companies acquired, the country, the division and the date of integration into the consolidation. In each case, all voting rights were acquired. No significant acquisitions took place in 2002 and 2000.

     On June 12, 2002 the Group announced its plans to divest its Cardiovascular Division. For further information see note 11.

2001

     - Paragon Implant Company Encino (USA); Dental Division; Jan. 1, 2001

     - IntraTherapeutics Inc. St. Paul (USA); Cardiovascular Division; Feb. 1, 2001

     - Sulzer Australia Pty Ltd Chatswood (Australia); Orthopedics and Cardiovascular Division; July 1, 2001

     The purchase price considerations of these acquisitions amount to CHF 432 million in 2001. No agreements to make contingent payments have been entered into in connection with these acquisitions.

     The 1999 agreement to purchase Mitroflow Inc. foresees a potential adjustment of the purchase price of a maximum of USD 17 million including interest, depending upon when Centerpulse receives approval from the US Federal Drug Administration, FDA, for the main product, a biological valve. If FDA approval is not obtained within a specified time frame no payment beyond the recorded liability is required.

NOTE 6:  EFFECTS OF ACQUISITIONS

     The impact of significant subsidiaries acquired was as follows:

                                                              2002   2001   2000
                                                              ----   ----   ----
                                                              (IN MILLIONS CHF)
Net sales...................................................   --     91      --
Operating income............................................   --    (33)     --
Non-current assets acquired.................................   --     89      --
Current assets acquired.....................................   --     53      --
  thereof cash acquired.....................................   --      6      --
Liabilities acquired........................................   --    (47)     --

NOTE 7:  SEGMENT INFORMATION

     In 2002 the Group changed its reporting structure from two segments to four segments. The information presented below has been changed from prior years to reflect this adjustment to the primary reporting format. Since the change the Group's business has been managed on a worldwide basis and structured into four operating segments. The Orthopedics division develops, manufactures and distributes hip, knee and other orthopedic implants. Spine-Tech develops and distributes spinal implants. The Dental division develops, manufactures and distributes dental implants. The Cardiovascular Division develops, manufactures and distributes heart valves including repair products, vascular grafts and stents.

     As discussed in greater detail in note 11, the Group has decided to divest its Cardiovascular Division, including the Company's entire Cardiac Care and Vascular Care product lines. Subsequent to this divestment the Company will comprise of the three remaining global businesses (Orthopedics, Spine-Tech and Dental).

                        CENTERPULSE AG AND SUBSIDIARIES

     The Group's further operating activities consist of biologic activities and Group management, including the costs of holding, financing and managing Centerpulse.

     The geographic segmentation reflects the main operating areas of the Group. The Group's policy specifies that the transfer of goods and services between the various segments be carried out at arm's length.

     Between the Divisions, no material inter-segment sales have occurred.

PRIMARY REPORTING FORMAT -- SEGMENT INFORMATION BY DIVISION

PART 1

                                                              2002     2001    2000
                                                              -----   ------   -----
                                                                (IN MILLIONS CHF)
NET SALES
Orthopedics Division........................................    923      855     861
Spine-Tech Division.........................................    179      175     179
Dental Division.............................................    131      120      57
Cardiovascular Division(1)..................................    237      268     250
TOTAL.......................................................  1,470    1,418   1,347
OPERATING INCOME
Orthopedics Division........................................    168   (1,370)    187
Spine-Tech Division.........................................      7      (35)     (4)
Dental Division.............................................     15        2       2
Cardiovascular Division(1)..................................     37      (88)     61
Biologics and Group Management..............................    178     (140)    (16)
TOTAL.......................................................    405   (1,631)    230

---------------

(1) Incl. in 2002 and 2001 are CHF 7.8 million sales to ATS Medical, Inc.

PRIMARY REPORTING FORMAT -- SEGMENT INFORMATION BY DIVISION

PART 2

                                                              2002    2001    2000
                                                              -----   -----   -----
                                                                (IN MILLIONS CHF)
CAPITAL EXPENDITURE
  Orthopedics Division......................................     40      55      42
  Spine-Tech Division.......................................     11      19      11
  Dental Division...........................................      3       5       2
  Cardiovascular Division...................................      8       9       6
  Biologics and Group Management............................      9       4       2
TOTAL.......................................................     71      92      63

                        CENTERPULSE AG AND SUBSIDIARIES

                                                              2002    2001    2000
                                                              -----   -----   -----
                                                                (IN MILLIONS CHF)
DEPRECIATION AND AMORTIZATION
  Orthopedics Division......................................     51      57      51
  Spine-Tech Division.......................................     45      48      50
  Dental Division...........................................     11      12       1
  Cardiovascular Division...................................     16     104      12
  Biologics and Group Management............................      1       3       2
TOTAL.......................................................    124     224     116
ASSETS
  Orthopedics Division......................................    413     488     423
  Spine-Tech Division.......................................  1,014   1,185   1,098
  Dental Division...........................................     75      86      31
  Cardiovascular Division(2)................................    129     342     198
  Biologics and Group Management(2).........................    707     770     775
TOTAL.......................................................  2,338   2,871   2,525
LIABILITIES
  Orthopedics Division......................................    652   1,526     131
  Spine-Tech Division.......................................    149     165     150
  Dental Division...........................................     13      15       6
  Cardiovascular Division...................................     29      70      51
  Biologics and Group Management............................    217     304     189
TOTAL.......................................................  1,060   2,080     527

---------------

(2) In 2001 CHF 42 million related to tax assets from loss carry forward of the Cardiovascular Division are shown under Biologics and Group Management.

SECONDARY REPORTING FORMAT -- GEOGRAPHICAL SEGMENTS

PART 1

                                                              2002    2001    2000
                                                              -----   -----   -----
                                                                (IN MILLIONS CHF)
NET SALES BY LOCATION OF CUSTOMERS
  Switzerland...............................................     69      61      59
  European Union............................................    582     560     530
  Other Europe..............................................     18      19      17
  North America.............................................    639     629     602
  All Other countries.......................................    162     149     139
TOTAL.......................................................  1,470   1,418   1,347

                        CENTERPULSE AG AND SUBSIDIARIES

                                                              2002    2001    2000
                                                              -----   -----   -----
                                                                (IN MILLIONS CHF)
NET SALES BY LOCATION OF SUBSIDIARIES
  Switzerland...............................................    470     472     431
  European Union............................................    586     563     537
  Other Europe..............................................      5       4       4
  North America.............................................    834     849     806
  All Other countries.......................................     89      70      52
TOTAL.......................................................  1,984   1,958   1,829
TRANSFERS TO OTHER GEOGRAPHIC AREAS FROM
  Switzerland...............................................   (378)   (364)   (338)
  European Union............................................    (20)    (17)    (20)
  Other Europe..............................................     --      --      --
  North America.............................................   (116)   (159)   (124)
  All Other countries.......................................     --      --      --
TOTAL.......................................................   (514)   (540)   (482)
NET SALES TO THIRD PARTIES BY LOCATION OF SUBSIDIARIES
  Switzerland...............................................     92     108      93
  European Union............................................    566     546     517
  Other Europe..............................................      5       4       4
  North America.............................................    718     690     681
  All Other countries.......................................     89      70      52
TOTAL.......................................................  1,470   1,418   1,347

SECONDARY REPORTING FORMAT -- GEOGRAPHICAL SEGMENTS

PART 2

                                                              2002     2001    2000
                                                              -----   ------   -----
                                                                (IN MILLIONS CHF)
OPERATING INCOME BY LOCATION OF SUBSIDIARIES
Switzerland.................................................     87      (22)     49
European Union..............................................    256       46      58
Other Europe................................................     --       --      --
North America...............................................     51   (1,662)    118
All Other countries.........................................     11        7       5
TOTAL.......................................................    405   (1,631)    230
ASSETS BY LOCATION OF SUBSIDIARIES
Switzerland.................................................    229      210     223
European Union..............................................    444      452     454
Other Europe................................................      5        4       4
North America...............................................  1,590    2,138   1,796
All Other countries.........................................     70       67      48
TOTAL.......................................................  2,338    2,871   2,525

                        CENTERPULSE AG AND SUBSIDIARIES

                                                              2002     2001    2000
                                                              -----   ------   -----
                                                                (IN MILLIONS CHF)
CAPITAL EXPENDITURE BY LOCATION OF SUBSIDIARIES
Switzerland.................................................      6        1       3
European Union..............................................     22       25      27
Other Europe................................................     --       --      --
North America...............................................     39       63      30
All Other countries.........................................      4        3       3
TOTAL.......................................................     71       92      63

NOTE 8:  OTHER OPERATING INCOME/EXPENSE

                                                              2002   2001    2000
                                                              ----   -----   -----
                                                               (IN MILLIONS CHF)
Currency exchange differences...............................    1      (3)      (2)
Sundry operating income/expense.............................   --       4        8
Share of gain/loss of associate earnings....................    1      (1)      --
TOTAL OTHER OPERATING INCOME/EXPENSE........................    2      --        6

     Sundry operating income in 2001 and 2000 relates mainly to revenue from an OEM-agreement entered into at the end of 1999.

NOTE 9:  HIP AND KNEE IMPLANT LITIGATION AND OTHER MATERIAL LITIGATION

BACKGROUND

     On December 5, 2000, Centerpulse Orthopedics Inc. ("COUS", formerly Sulzer Orthopedics Inc.), a subsidiary of the Company located in Austin, Texas, issued a voluntary recall of certain lots of Inter-Op(TM) acetabular shells, a component of a hip implant manufactured and sold by COUS. The recall stemmed from an investigation of reports of early loosening of the shell from patients' hipbones, followed by revision surgery. The investigation identified as potentially problematic approximately 39,000 shells manufactured between July 1997 and December 2000. On May 17, 2001, COUS sent a special alert to surgeons who had implanted a porous-coated tibial base plate in patients, advising them of adverse clinical outcomes reported by some surgeons.

     Approximately 25,800 affected Inter-Op(TM) acetabular shells, 8,800 reprocessed Inter-Op(TM) shells and 1,600 affected tibial base plates were implanted in patients worldwide, with approximately 32,100 devices implanted in the United States, 1,200 in Canada and 2,900 in other countries. Accordingly, COUS and the Company faced legal challenges worldwide to resolve cases and claims in connection with the recall, and the special alert with the main litigation procedures taking place in the United States and Canada.

  LITIGATION IN THE UNITED STATES

     Following the December 5, 2000 recall of Inter-Op(TM) shells and the May 17, 2001 special alert regarding tibial base plates, lawsuits were filed in both state and federal courts throughout the U.S. against COUS, alleging defective design, marketing and manufacture of its Inter-Op(TM) shell and tibial base plate. Plaintiffs also alleged claims against COUS for breach of express and implied warranties associated with these devices.

     Between June and September 2001, the Judicial Panel on Multi-District Litigation consolidated and transferred all pending federal litigation relating to the Inter-Op(TM) shell and the tibial base plate to the U.S. District Court for the Northern District of Ohio (the "Court"). In addition to the multi-district litigation proceeding in the federal court, a substantial number of lawsuits were filed in state courts around the country.

                        CENTERPULSE AG AND SUBSIDIARIES

In August 2001, in Nueces County, Texas COUS defended the only recall-related lawsuit ever to go to trial in Nueces County, Texas. The jury in that lawsuit awarded three patients and their spouses a total of approximately USD 15 million. COUS subsequently appealed the judgment and later settled the lawsuit for a substantially reduced amount.

     Also in August 2001, the Court conditionally certified a class of affected product recipients and preliminarily approved a Class Action Settlement Agreement (the "Settlement Agreement"), that resolved all claims related to the affected products. This initial Settlement Agreement was modified in extensive negotiations over the succeeding seven months culminating in a final agreement reached through the combined efforts of attorneys for COUS and attorneys representing patients in both federal and state courts. The Court granted preliminary approval of the modified Settlement Agreement on March 13, 2002 and final approval on May 8, 2002.

     The Settlement Agreement established a Settlement Trust (the "Settlement Trust") in order to pay claims in accordance with the terms of the Settlement Agreement. The Settlement Trust was funded with approximately USD 1.1 billion, of which Centerpulse contributed USD 725 million in cash on November 4, 2002. Centerpulse's insurers and Sulzer AG, the Company's former parent company, funded the balance. The Settlement Trust is divided into five separate funds: the Medical Research and Monitoring Fund (USD 1.0 million); the Unrevised Affected Product Recipient Fund (USD 28 million), from which class members who have not undergone a revision surgery are entitled to receive USD 1,000; the Affected Product Revision Surgery Fund (USD 622.5 million), from which class members who have undergone revision surgery are entitled to receive USD 160,000 for each affected product that has been revised; the Extraordinary Injury Fund (USD 100 million), from which a class member who has experienced any of several specified complications related to an affected product may apply for benefits; and the Professional Services Fund (USD 244 million), which includes two sub-funds: the Subrogation and Uninsured Expenses Sub-Fund (USD 60 million), from which third-party payors and uninsured patients may be reimbursed their expenses up to USD 15,000 per affected product revision surgery; and the Plaintiffs' Counsel Sub-Fund (USD 184 million), from which contingent-fee attorneys representing class members are entitled to receive up to USD 46,000 per revision and from which members of the Plaintiffs' Liaison Counsel are eligible to be compensated.

     COUS has entered into separate agreements with the Centers for Medicare and Medicaid Services (together, "Medicare") and approximately 200 private insurers implementing a process for validating and paying claims for reimbursement of expenses from the Subrogation and Uninsured Expenses Sub-Fund. Pursuant to these agreements, Medicare and the private insurers receive a lump sum of no more than USD 15,000 for each patient for whom they are the primary payor.

     The Settlement Agreement specifies certain cut-off dates after which class members who undergo a revision surgery for an affected product are no longer eligible to receive benefits as a consequence of that revision surgery. These dates are June 5, 2003 for class members implanted with an affected Inter-Op(TM)shell; November 17, 2003 for class members implanted with an affected tibial baseplate; and September 8, 2004 for class members implanted with a reprocessed Inter-Op(TM) shell. Patients whose reprocessed Inter-Op(TM) shell, a shell recovered in the voluntary recall and subjected to a newly validated cleaning and sterilization process prior to implantation, is revised prior to the cut-off date are entitled to class revision surgery benefits even though COUS believes that the reprocessed Inter-Op(TM) shells are entirely safe and effective.

     The class plaintiffs who opted out of the Settlement Agreement may still bring claims against the Company. In addition, pursuant to the Settlement Agreement, the Company agreed to fund 50% of the cost of providing benefits for each validated claim for revision surgery benefits in excess of 4,000 and 100% of the cost of providing benefits for each validated claim for reprocessed Inter-Op(TM) shell revision surgery benefits in excess of 64.

                        CENTERPULSE AG AND SUBSIDIARIES

     In addition, in the event that the USD 60 million Subrogation and Uninsured Expenses Sub-Fund is depleted, the Settlement Agreement provides that the Settlement Trust can apply to the Company for additional funding.

  LITIGATION IN CANADA

     In Canada, approximately 780 patients were implanted with a recalled Inter-Op(TM) shell. On May 7, 2002, COUS agreed to a class action settlement in a lawsuit pending in Quebec Superior Court. The Quebec court granted final approval of the class settlement on March 28, 2003. The settlement calls for the Company to pay USD 1,000 to each class member who has not undergone a revision surgery, USD 75,000 to each class member who has undergone a single revision of an affected product, USD 100,000 to each class member who has undergone two revisions of an affected product, and USD 150,000 to each class member who has undergone three or more revisions of an affected product or who experienced any of several specified complications. Following final approval of the settlement, class members will have thirty days during which to opt out of the class if they so choose. Prior to preliminary approval of the class settlement, COUS concluded individual settlements with 70 patients, representing what the company believes is the majority of Canadian patients whose recalled Inter-Op(TM) shell required revision surgery.

  STATUS OUTSIDE THE U.S. AND CANADA

     Outside the United States and Canada, approximately 140 affected product recipients in Australia, Austria, Belgium, France, Germany, Italy, Japan, Korea, Sweden and Switzerland had to undergo revision surgery. In some instances the patients who received affected hip or knee implants have brought claims against Centerpulse. Several of these claims have already been settled.

RELATED MATTERS

     COUS, Centerpulse and various other Centerpulse companies are defendants in a number of lawsuits in U.S. state and federal courts brought by patients implanted with Inter-Op(TM) hip implants and tibial base plate knee implants that were not affected products and therefore are not covered by the Settlement Agreement. Many of the lawsuits were filed prior to the finalization of the Settlement Agreement, apparently under the mistaken belief that the patient was implanted with an affected product. Following the announcement of the Settlement Agreement, some patients discovered that their implant is not an affected product. The Company is aware of approximately 75 such lawsuits as of the current date, involving both patients who did and who did not undergo revision surgery. There may be additional such lawsuits that have not as yet come to the attention of the Company, and additional such lawsuits may be filed in the future. The Company believes that the products at issue in these lawsuits are not defective and intends to defend vigorously against any attempt to pursue these claims.

OTHER LITIGATION

  JOINT MEDICAL PRODUCTS CORPORATION

     Joint Medical Products Corporation, a division of Johnson & Johnson, filed a complaint on January 28, 1997, in the U.S. District Court for the District of Connecticut against Centerpulse USA Inc. and COUS. The suit alleged infringement of a patent owned by Joint Medical relating to an acetabular cup and polymeric insert used in hip prostheses and sought treble damages, attorneys' fees and injunctive relief. In December 1997 (and as later amended in December 1999), the parties stipulated and the court ordered that the case be dismissed without prejudice and that the parties' April 1995 agreement tolling the statute of limitations remain in effect pending the conclusion of a reissue proceeding in the US Patent and Trademark Office, the USPTO, involving the Joint Medical patent. A "reissue" proceeding is an administrative proceeding in which a patent owner surrenders his patent to the USPTO, alleging that a mistake was made during the original

                        CENTERPULSE AG AND SUBSIDIARIES
examination of the underlying patent application in the USPTO, and requests that the USPTO reissue a corrected patent. The USPTO then initiates a new examination proceeding in light of the information received from the patent owner and others. At this time, the Company does not know whether or when the USPTO will reissue the Joint Medical patent or, since the patent claims may change during the reissue proceeding, what defenses may be available to the Company if the USPTO does reissue the Joint Medical patent. In the event that the USPTO reissues the Joint Medical Products patent, the Company intends to defend itself vigorously against any allegations of infringement.

  GARY MICHELSON

     Dr. Gary Michelson initiated an arbitration proceeding against Spine-Tech in 2001 alleging breaches of a 1999 settlement agreement between the parties (the "1999 Agreement"), including Spine-Tech's alleged failure to pay royalties due on sales of fusion cages to Smith & Nephew prior to the Company's acquisition of Spine-Tech in 1998 and Spine-Tech's alleged omission of an attribution notice from certain publications as required by the terms of the 1999 Agreement. The 1999 Agreement provides for a USD 50,000 penalty payable by Spine-Tech for each incident of omission, and Dr. Michelson has alleged approximately 2,000 such incidents. The arbitration hearing is currently set for April 2003, and Spine-Tech intends to defend itself vigorously against Dr. Michelson's allegations.

  GUIDANT CORPORATION

     By letter dated March 21, 2001, Guidant Corporation ("Guidant") made a demand for indemnification against Centerpulse USA Holding Co. ("Holding Co.") under the terms of the 1998 Stock and Asset Purchase Agreement (the "Guidant Agreement") by which Holding Co. sold its electrophysiology business to Guidant. In the demand, Guidant asserted that it issued a physician advisory with respect to three models of Micron defibrillators (approximately 2,000 devices) manufactured by Sulzer Intermedics Inc. ("Intermedics") and that, as a result thereof, the defibrillators are being replaced sooner than otherwise anticipated. Guidant made a demand against Holding Co. for the damages or losses allegedly suffered by Guidant or Intermedics. By letter dated March 13, 2002, Guidant asserted that the projected amount of its claim would be approximately USD $3.7 million, and made demand for payment of USD $2.1 million allegedly incurred as of that date. Holding Co. has responded by denying Guidant's request for indemnification and by requesting additional information from Guidant with respect thereto. The Company is aware of one lawsuit brought by a Micron recipient, Gerald Lavey, alleging that he suffered and continues to suffer damages and harm for which he seeks USD $1.5 million from Guidant and Intermedics. Guidant and Intermedics, in turn, have made demand against Holding Co. for indemnification under the Guidant Agreement for Lavey's claim, and Holding Co. has denied that it is liable to indemnify Guidant and Intermedics. The Company intends to defend itself vigorously in these matters.

  IMPLANT INNOVATIONS, INC.

     In March 2003, Implant Innovations, Inc. (3i), a subsidiary of Biomet, Inc., served a complaint filed in the U.S. District Court for the Southern District of Florida against Centerpulse Dental Inc., a subsidiary of the Company. The suit alleges that various products of Centerpulse Dental, including its Integral(TM), Omniloc(R), Spline(R), Taper-Lock(TM), SpectraCone(TM), AdVent(TM), Screw-Vent(R), and SwissPlus(TM) impression copings, healing abutments having matching emergence profiles, bone profiling tools, and abutment installation tools, infringe six of 3i's patents and seeks treble damages, attorney fees, and injunctive relief. The Company intends to defend itself vigorously against 3i's allegations of infringement.

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 10:  EXCEPTIONAL OPERATING ITEMS

                                                              2002   2001    2000
                                                              ----   -----   ----
                                                               (IN MILLIONS CHF)
Litigation settlement income................................    --      48    --
Impairment of intangibles...................................    --     (91)   --
Equity Investments (reversal/impairment)....................    28     (50)   --
Restructuring and other exceptional legal expenses..........   (40)   (105)   (1)
TOTAL EXCEPTIONAL OPERATING ITEMS...........................   (12)   (198)   (1)

     Exceptional operating items in 2002 included restructuring costs in connection with the move of the Baar operation to Winterthur, production capacity adjustments in Carbomedics and the formation of the shared service center in North America, costs for the name change, as well as exceptional legal expenses of CHF 39 million.

     A CHF 16 million charge booked in 2001 in connection with a Canadian Court ruling to purchase the remaining stake in Orthosoft Inc. was reversed after a final ruling on December 4, 2002 in favor of Centerpulse. CHF 12 million of an impairment charge booked in 2001 in relation to the investment in Orquest was reversed. The forthcoming take over of Orquest by DePuy AcroMed resulted in the estimate that a substantial part of the impairment is no longer justified.

     In 2001, the Company received approximately USD 28 million in connection with the settlement of a pending litigation by Centerpulse Spine-Tech Inc. Soon after the integration but especially towards year-end 2001, the stent market did not develop in line with high sales expectations. Despite restructuring measures initiated in the fourth quarter at Sulzer IntraTherapeutics Inc., the impairment test performed as of year-end showed an impairment on goodwill of USD 31 million and on existing technology of USD 11 million. The value in use (based on the income approach utilizing the discounted cash flow method) was determined using a weighted discount rate of 10.3%.

     As a result of the deterioration of the cage sales and also in connection with the introduction of a competitor's product in December 2001, the impairment test at Centerpulse Spine-Tech's Inc. existing technology disclosed a loss of USD 8 million. The value in use was determined using a discount rate of 15%. In relation to the Orthosoft Inc. engagement, a minority holding, total charges of CHF 5 million were recorded. The high expectations regarding the product development were not realistic and a Canadian court order to purchase the remaining stake resulted in an additional charge of CHF 16 million. For an additional payment commitment of CHF 8 million in 2002 a provision was booked.

     The investment in Orquest Inc. and license, cross-license, research and distribution agreement was determined to be impaired as of year end 2001 as a result of further delays in the common research and development programs. In addition, since further benefits are unlikely to be realized, the write down related to this exposure resulted in an exceptional operating item of USD 20 million.

     Centerpulse Orthopedics Inc. cooperated in 1999 with @Outcome in order to offer orthopedic clinics and surgical group practices a secure internet access for the communication with patients, thus simplifying patient management. The market acceptance of the product but also the financial outlook resulted in a complete write down of the exposure totaling USD 8 million in 2001.

     In addition, as a result of the change in management during 2001, various restructuring measures were initiated in order to improve operational efficiency. This resulted in exceptional operating items of CHF 33 million in various other US businesses and the Group office in the US. Restructuring costs of CHF 20 million for Centerpulse Biologics Inc are included in this position.

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 11:  DISCONTINUING OPERATIONS

     On June 12, 2002 the Group announced its plans to divest of the Cardiovascular Division, comprising the Group's entire cardiac care and vascular care product lines which produce and distribute mechanical and tissue heart valves and products for the treatment of vascular obstructions and diseases. The company will focus on its core businesses: hip and knee implants (Orthopedics Division), spine implants and instrumentation (Spine-Tech Division), dental implants (Dental Division) and research and development, to capitalize on the Group's redefined core markets.

     On November 7, 2002, the Group announced the closing of the sale of IntraTherapeutics, Inc. to ev3 Inc., a portfolio company of private equity firms Warburg Pincus LLC and The Vertical Group for USD 95 million. On November 18, 2002, the Group announced the closing of the sale of Vascutek Ltd. to Terumo Corporation of Japan for USD 170 million. On November 27, 2002, the Group announced that it had entered into a definitive agreement to sell its Carbomedics Inc. and Mitroflow Corp. mechanical and tissue valve business to Italian medical device company Snia S.p.A. for total consideration of USD 116 million. On January 21, 2003, the group announced the closing of the sale.

     The gain on the sale of the business unit Vascular Care, consisting of Centerpulse's grafts and stents business amounted to CHF 200 million.

     In accordance with IAS 35 the Cardiovascular Division divestment qualifies as a discontinued operation. This division represented 19% of Centerpulse's consolidated revenues in 2001 with operations primarily in the European Union and North America.

     The impact of the divested business on the consolidated financial statements was as follows:

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Net sales...................................................    72     --
Operating income............................................    15     --
Taxes.......................................................    (8)    --
Total assets................................................   155     --
  thereof cash..............................................     -     --
TOTAL LIABILITIES...........................................    47     --

     The following shows the impact of the discontinuing operations as of and for each of the years ended December 31, 2002, 2001 and 2000.

CONSOLIDATED INCOME STATEMENTS

                                                       2002           2002           2002
                                                    -----------   -------------   -----------
                                                    CENTERPULSE   DISCONTINUING   CENTERPULSE
                                                    HISTORICAL     OPERATIONS      ADJUSTED
                                                    -----------   -------------   -----------
                                                                (IN MILLIONS CHF)
NET SALES.........................................     1,470            229          1,241
Cost of sales.....................................      (480)           (78)          (402)
GROSS PROFIT......................................       990            151            839
Selling, general and administrative expense.......      (631)           (92)          (539)
Research & development expense....................       (94)           (21)           (73)
Other operating income............................         2              1              1
Goodwill amortization.............................       (50)            (7)           (43)

                        CENTERPULSE AG AND SUBSIDIARIES

                                                       2002           2002           2002
                                                    -----------   -------------   -----------
                                                    CENTERPULSE   DISCONTINUING   CENTERPULSE
                                                    HISTORICAL     OPERATIONS      ADJUSTED
                                                    -----------   -------------   -----------
                                                                (IN MILLIONS CHF)
Exceptional operating items.......................       (12)            (3)            (9)
Gain on sale of discontinued operations...........       200            200             --
OPERATING INCOME..................................       405            229            176
Financial (expense)/income........................       (28)            (4)           (24)
Other non-operating (expense)/income..............        (1)            --             (1)
INCOME BEFORE TAXES...............................       376            225            151
Taxes.............................................       (37)           (10)           (27)
NET INCOME BEFORE MINORITY INTERESTS..............       339            215            124
Minority interests................................        (2)            --             (2)
NET INCOME........................................       337            215            122
Cash flow from operating activities...............    (1,109)            35         (1,144)
Cash flow from investing activities...............       313             (6)           319
Cash flow from ( -- used in) financing
  activities......................................       766            (23)           789
Adjustment to investing activities(1).............        --             --            (23)
Adjustment to financing activities(1).............        --             23             --
Consolidated cash flow from operating
  activities......................................    (1,109)            35         (1,144)
Consolidated net cash flow from investing
  activities......................................       313             (6)           319
Consolidated net cash flow from financing
  activities......................................       766             --            766
EARNINGS PER REGISTERED SHARE/PER AMERICAN
  DEPOSITORY SHARE(ADS)
Basic earnings/(loss) per share...................     33.10          21.12          11.98
Basic earnings/(loss) per ADS.....................      3.31           2.11           1.20
Diluted earnings/(loss) per share.................     32.82          20.85          11.84
Diluted earnings/(loss) per ADS...................      3.28           2.09           1.18

---------------

(1) The adjustments represent the net investing activities from intercompany activities. Consolidated cash flows and consolidated net cash flows present Centerpulse and the Cardiovascular Division as if the intercompany transactions had not occurred.

                        CENTERPULSE AG AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                               2002           2002           2002
                                                            -----------   -------------   -----------
                                                            CENTERPULSE   DISCONTINUING   CENTERPULSE
                                                            HISTORICAL     OPERATIONS      ADJUSTED
                                                            -----------   -------------   -----------
                                                                        (IN MILLIONS CHF)
                                        ASSETS
NON-CURRENT ASSETS
  Intangible assets.......................................       604            27             577
  Property, plant and equipment...........................       200            17             183
  Investments and other financial assets..................        70            --              70
  Deferred tax assets.....................................       541            12             529
     TOTAL NON-CURRENT ASSETS.............................     1,415            56           1,359
CURRENT ASSETS
  Inventories.............................................       352            35             317
  Trade accounts receivables..............................       290            24             266
  Other accounts receivables and prepaid expenses.........        82             9              73
  Cash and cash equivalents...............................       199             5             194
     TOTAL CURRENT ASSETS.................................       923            73             850
          TOTAL ASSETS....................................     2,338           129           2,209

                                EQUITY AND LIABILITIES
SHAREHOLDERS' EQUITY......................................     1,270           100           1,170
  Minority interests......................................         8            --               8
NON-CURRENT LIABILITIES
  Non-current borrowings..................................       487            10             477
  Deferred income taxes...................................        19            --              19
  Non-current provisions..................................       159            --             159
  Other non-current liabilities...........................         4             2               2
     TOTAL NON-CURRENT LIABILITIES........................       669            12             657
CURRENT LIABILITIES
  Current borrowings......................................        70            --              70
  Current provisions......................................        92             3              89
  Trade accounts payable..................................        64             5              59
  Other current and accrued liabilities...................       165             9             156
     TOTAL CURRENT LIABILITIES............................       391            17             374
     TOTAL LIABILITIES....................................     1,060            29           1,031
          TOTAL LIABILITIES & SHAREHOLDERS' EQUITY........     2,338           129           2,209

                        CENTERPULSE AG AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

                                                               2001           2001           2001
                                                            -----------   -------------   -----------
                                                            CENTERPULSE   DISCONTINUING   CENTERPULSE
                                                            HISTORICAL     OPERATIONS      ADJUSTED
                                                            -----------   -------------   -----------
                                                                        (IN MILLIONS CHF)
NET SALES.................................................      1,418           260           1,158
Cost of sales.............................................       (540)         (109)           (431)
GROSS PROFIT..............................................        878           151             727
Selling, general and administrative expense...............       (648)         (120)           (528)
Research & development expense............................       (130)          (40)            (90)
Other operating income/(expense)..........................         --             2              (2)
Goodwill amortization.....................................        (57)          (11)            (46)
Exceptional operating items...............................       (198)          (78)           (120)
Hip and knee implant litigation...........................     (1,476)           --          (1,476)
OPERATING INCOME..........................................     (1,631)          (96)         (1,535)
Financial income/(expense)................................          7            (4)             11
Other non-operating expense...............................        (21)           --             (21)
INCOME BEFORE TAXES.......................................     (1,645)         (100)         (1,545)
Taxes.....................................................        454            17             437
NET INCOME BEFORE MINORITY INTERESTS......................     (1,191)          (83)         (1,108)
Minority interests........................................         (2)           --              (2)
NET INCOME................................................     (1,193)          (83)         (1,110)
Cash flow from operating activities.......................         93            13              80
Cash flow from investing activities.......................       (503)          (10)           (493)
Cash flow from (-- used in) financing activities..........        (88)          (10)            (78)
Adjustment to investing activities(1).....................         --            --              --
Adjustment to financing activities(1).....................         --            --              --
Consolidated cash flow from operating activities..........         93            13              80
Consolidated net cash flow from investing activities......       (503)          (10)           (493)
Consolidated net cash flow from financing activities......        (88)          (10)            (78)
EARNINGS PER REGISTERED SHARE/PER AMERICAN
DEPOSITORY SHARE (ADS)
Basic earnings/(loss) per share...........................    (119.62)        (8.32)        (111.30)
Basic earnings/(loss) per ADS.............................     (11.96)        (0.83)         (11.13)
Diluted earnings/(loss) per share.........................    (119.62)        (8.32)        (111.30)
Diluted earnings/(loss) per ADS...........................     (11.96)        (0.83)         (11.13)

---------------

(1) The adjustments represent the net investing activities from intercompany activities. Consolidated cash flows and consolidated net cash flows present Centerpulse and the Cardiovascular Division as if the intercompany transactions had not occurred.

                        CENTERPULSE AG AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                               2001           2001           2001
                                                            -----------   -------------   -----------
                                                            CENTERPULSE   DISCONTINUING   CENTERPULSE
                                                            HISTORICAL     OPERATIONS      ADJUSTED
                                                            -----------   -------------   -----------
                                                                        (IN MILLIONS CHF)
ASSETS
NON-CURRENT ASSETS
Intangible assets.........................................       930           186             744
Property, plant and equipment.............................       236            34             202
Investments and other financial assets....................        65            --              65
Deferred income taxes.....................................       643            49             594
TOTAL NON-CURRENT ASSETS..................................     1,874           269           1,605
CURRENT ASSETS
Inventories...............................................       411            51             360
Trade accounts receivables................................       308            40             268
Other accounts receivables and prepaid expenses...........       122             3             119
Cash and cash equivalents.................................       156            21             135
TOTAL CURRENT ASSETS......................................       997           115             882
TOTAL ASSETS..............................................     2,871           384           2,487
EQUITY AND LIABILITIES
SHAREHOLDERS' EQUITY......................................       784           314             470
Minority interests........................................         7            --               7
NON-CURRENT LIABILITIES
Non-current borrowings....................................        20            10              10
Deferred income taxes.....................................        19            --              19
Non-current provisions....................................     1,468             6           1,462
Other non-current liabilities.............................        11             5               6
TOTAL NON-CURRENT LIABILITIES.............................     1,518            21           1,497
CURRENT LIABILITIES
Current borrowings........................................        75            --              75
Current provisions........................................       223             6             217
Trade accounts payable....................................        70             7              63
Other current and accrued liabilities.....................       194            36             158
TOTAL CURRENT LIABILITIES.................................       562            49             513
TOTAL LIABILITIES.........................................     2,080            70           2,010
TOTAL EQUITY AND LIABILITIES..............................     2,871           384           2,487

                        CENTERPULSE AG AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

                                                               2000           2000           2000
                                                            -----------   -------------   -----------
                                                            CENTERPULSE   DISCONTINUING   CENTERPULSE
                                                            HISTORICAL     OPERATIONS      ADJUSTED
                                                            -----------   -------------   -----------
                                                                        (IN MILLIONS CHF)
NET SALES.................................................     1,347           250           1,097
Cost of sales.............................................      (420)          (74)           (346)
GROSS PROFIT..............................................       927           176             751
Selling, general and administrative expense...............      (555)          (80)           (475)
Research & development expense............................      (108)          (27)            (81)
Other operating income....................................         6            --               6
Goodwill amortization.....................................       (39)           (2)            (37)
Exceptional operating items...............................        (1)           --              (1)
OPERATING INCOME..........................................       230            67             163
Financial income/(expense)................................        29            (3)             32
Other non-operating income/(expense)......................        --            --              --
INCOME BEFORE TAXES.......................................       259            64             195
Taxes.....................................................       (67)          (21)            (46)
NET INCOME BEFORE MINORITY INTERESTS......................       192            43             149
Minority interests........................................        (2)           --              (2)
NET INCOME................................................       190            43             147
Cash flow from operating activities.......................       297            72             222
Cash flow from investing activities.......................      (153)          266            (462)
Cash flow from (-used in) financing activities............       (53)         (335)            325
Adjustment to investing activities (1)....................        --            --              43
Adjustment to financing activities (1)....................        --           (43)             --
Consolidated cash flow from operating activities..........       297            72             225
Consolidated net cash flow from investing activities......      (153)          266            (419)
Consolidated net cash flow from financing activities......       (53)         (378)            325
EARNINGS PER REGISTERED SHARE/PER AMERICAN DEPOSITORY
  SHARE (ADS)
Basic earnings/(loss) per share...........................     19.01          4.30           14.71
Basic earnings/(loss) per ADS.............................      1.90          0.43            1.47
Diluted earnings/(loss) per share.........................     18.98          4.30           14.68
Diluted earnings/(loss) per ADS...........................      1.90          0.43            1.47

---------------

(1) The adjustments represent the net investing activities from intercompany activities. Consolidated cash flows and consolidated net cash flows present Centerpulse and the Cardiovascular Division as if the intercompany transactions had not occurred.

     On June 3, 1998, the Group announced its intention to exit the electrophysiology business. The subsidiaries comprising this segment were sold on February 1, 1999, for USD 802 million (including cash on hand of CHF 19 million). The book profit of CHF 579 million realized from this transaction is provisional since negotiations with the buyer about the final sales price are not yet complete.

                        CENTERPULSE AG AND SUBSIDIARIES

     This transaction resulted in a tax credit of CHF 6 million. No adjustments were necessary in 2002, 2001 and 2000.

NOTE 12:  FINANCIAL INCOME/EXPENSE -- OTHER NON-OPERATING INCOME/EXPENSE

                                                              2002   2001   2000
                                                              ----   ----   ----
                                                              (IN MILLIONS CHF)
Gain on sale of investments.................................    1     26      4
Interest income.............................................    5     11     38
Interest expense............................................  (13)    (8)    (8)
Other financial expense.....................................  (21)   (22)    (5)
TOTAL FINANCIAL (EXPENSE)/INCOME............................  (28)     7     29

     Other financial expenses in 2002 include CHF 14 million expenses for the arrangement of the USD 635 million debt facility in the context of the hip and knee implant litigation.

     In 2001 and 2000 the gain on sale of investments is a result of a partial sale of the Company's investment in Thoratec Laboratories Corp. In 2001 the market value of the stake in Japan Lifeline Co. Ltd, declined significantly and the related charge of USD 5 million is included in other financial expense. In connection with the impairment test on ReGen Biologics Inc, an additional loan allowance of USD 7 million was recorded as other financial expense.

     In 2001 the other non-operating expenses of CHF 21 million resulted from the spin-off of Sulzer and from the defense cost for the unsuccessful hostile take over attempt.

NOTE 13:  TAXES

                                                              2002   2001   2000
                                                              ----   ----   ----
                                                              (IN MILLIONS CHF)
Current income taxes
Switzerland.................................................   16      12    18
European Union..............................................   16      10    14
Other Europe................................................   --      --    --
North America...............................................   12      (4)   11
All Other Countries.........................................    5       7    11
TOTAL CURRENT INCOME TAXES..................................   49      25    54
Deferred income taxes
Switzerland.................................................    2      (7)   (2)
European Union..............................................    5       5    (1)
Other Europe................................................    1      --    --
North America...............................................  (23)   (481)   13
All Other Countries.........................................   (1)      2    (2)
TOTAL DEFERRED INCOME TAXES.................................  (16)   (481)    8
TOTAL INCOME TAXES..........................................   33    (456)   62
Other taxes.................................................    4       2     5
TOTAL TAXES.................................................   37    (454)   67

                        CENTERPULSE AG AND SUBSIDIARIES

     Current income taxes, comprising taxes paid or due on the underlying income of individual subsidiaries, are calculated according to the law applicable in the individual countries. Other taxes include taxes not directly related to income.

INCOME BEFORE TAXES

                                                              2002    2001    2000
                                                              ----   ------   ----
                                                               (IN MILLIONS CHF)
Switzerland.................................................   468      (84)  105
European Union..............................................   281       34    40
Other Europe................................................     1        1     1
North America...............................................  (213)  (1,652)   48
All Other Countries.........................................  (161)      56    65
TOTAL INCOME BEFORE TAXES...................................   376   (1,645)  259

     Using the maximum tax rate for Zurich, Switzerland, of 24.4% the tax charge on 2002 consolidated income before taxes of CHF 376 million amounts to CHF 92 million. The following table serves to indicate the reasons why in 2002, 2001 and 2000 the charge was below the reference amount.

                                                              2002      2001     2000
                                                              -----   --------   -----
                                                                 (IN MILLIONS CHF)
Income/(loss) before taxes..................................  375.5   (1,644.8)  258.5
Maximum tax rate (Zurich, Switzerland) (1)..................   24.4%      25.1%   25.2%
Income tax expense at maximum tax rate......................   91.6     (412.8)   65.1
Taxes at other rates........................................  (35.7)     (31.4)  (10.6)
Effect of (losses)/credits and loss carry-forwards..........   (0.8)     (84.8)   (1.9)
Non-temporary differences...................................   16.0       19.2    13.4
Impact of the exceptional write-down of goodwill............     --       13.3      --
Impact of divestiture.......................................  (48.8)        --      --
Impact of hip and knee implant litigation...................   (4.1)     (35.4)     --
Changes in tax rate and tax laws............................   (4.1)      (3.5)   (1.5)
Change in valuation allowance...............................   18.0       84.2     0.1
Other.......................................................    0.7       (4.6)   (3.1)
TAX EXPENSE (CURRENT AND DEFERRED)..........................   32.8     (455.8)   61.5

---------------

(1) The maximum tax rate for 2002 is based on the new domicile of the Company. In prior years the domicile was Winterthur, Switzerland.

     The tax effect on non-temporary differences is mainly due to the annual amortization of goodwill that is not deductible for tax purposes.

                        CENTERPULSE AG AND SUBSIDIARIES

     At December 31, deferred taxes consisted of the following:

                                           2002                   2001                   2000
                                   --------------------   --------------------   --------------------
                                   ASSETS   LIABILITIES   ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                   ------   -----------   ------   -----------   ------   -----------
                                                                (IN MILLIONS CHF)
Intangible and financial
  assets.........................     23        (12)         10        (14)         14        (28)
Tangible fixed assets............      2         (5)          3         (5)          1         (9)
Loss carry-forwards..............    550         --         245         --         154         --
Inventories......................     23         (8)         33         (9)         16         (8)
Other assets.....................     13         (3)         26         (5)         19         (3)
Eliminations of unrealized
  gains..........................     40         --          46         --          40         --
Non-current provisions...........     11         --         411         --          27         (2)
Current provisions...............    123         (2)        113         (2)         48         (2)
Other current liabilities........     23         (1)         35         --           9         --
TOTAL POTENTIAL TAX EFFECT.......    808        (31)        922        (35)        328        (52)
Valuation allowance..............   (255)        --        (263)        --        (154)        --
DEFERRED TAXES...................    553        (31)        659        (35)        174        (52)
Set off of assets and
  liabilities....................    (12)        12         (16)        16         (32)        32
DEFERRED TAXES, NET..............    541        (19)        643        (19)        142        (20)

     The net of tax assets and liabilities amounts to CHF 522 million in 2002 and CHF 624 million in 2001. The change of CHF 102 million resulted from a deferred tax income of CHF 16 million and a foreign currency translation effect of CHF 118 million.

     The deferred taxes on eliminations of unrealized gains above primarily relate to unrealized gains from a Swiss company belonging to the Orthopedics Division.

     There was no unrecognized deferred tax liability relating to undistributed earnings of subsidiaries at December 31, 2002, 2001 and 2000.

     The Company has loss carry-forwards available of CHF 3,948 million as of December 31, 2002. Of this amount, CHF 1,582 million will expire between 2003 and 2009 with the remaining amount of CHF 2,366 million still available for use post-2009. The tax effect of these loss carry-forwards, at their respective jurisdictional statutory rate, is CHF 550 million, which when netted with the associated valuation allowance of CHF 237 million, results in an anticipated tax benefit of CHF 313 million.

                                          TAX EFFECTS OF
                          LOSS CARRY-      LOSS CARRY-     VALUATION   ANTICIPATED
AT DECEMBER 31, 2002        FORWARDS         FORWARDS      ALLOWANCE   TAX BENEFIT      EXPIRES
--------------------     --------------   --------------   ---------   -----------   -------------
                                                     (IN MILLIONS CHF)
Switzerland............      1,217              73             73           --             2006-09
United
  States -- Federal....      1,122             306             --          306                2022
United
  States -- Capital
  loss.................        350             123            118            5             2004-22
United
  States -- State......      1,139              22             22           --             2003-22
Germany................        119              26             24            2          After 2009
Other countries........          1              --             --                    2003-after 09
TOTAL..................      3,948             550            237          313

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 14:  EARNINGS PER SHARE

                                                              2002     2001      2000
                                                             ------   -------   ------
NET INCOME/(LOSS) IN MILL. CHF.............................     337    (1,193)     190
Weighted average number of shares outstanding (in
  thousands)...............................................  10,180     9,973    9,996
BASIC INCOME/(LOSS) PER SHARE IN CHF.......................   33.10   (119.62)   19.01
NET INCOME/(LOSS) IN MILL. CHF.............................     337    (1,193)     190
Weighted average number of shares adjusted for dilutive
  share options (in thousands).............................  10,268     9,973   10,012
DILUTED INCOME/(LOSS) PER SHARE IN CHF.....................   32.82   (119.62)   18.98

     The share options outstanding are in connection with the Management Stock Option Plan. Diluted income per share is affected by share options outstanding when the average share price of the year is above the strike prices of the outstanding options.

NOTE 15:  INTANGIBLE ASSETS

                                                         2002                        2001
                                               -------------------------   -------------------------
                                               GOODWILL   OTHER   TOTAL    GOODWILL    OTHER   TOTAL
                                               --------   -----   ------   ---------   -----   -----
                                                                  (IN MILLIONS CHF)
COST
  Balance at January 1.......................   2,162      212    2,374      1,795      148    1,943
  Changes in composition of Group............      --      (38)     (38)        --       53       53
  Additions..................................       1        3        4        339        8      347
  Disposals..................................    (241)      (2)    (243)        --       --       --
  Currency conversion adjustment.............    (193)     (30)    (223)        28        3       31
Balance at December 31.......................   1,729      145    1,874      2,162      212    2,374
ACCUMULATED AMORTIZATION
  Balance at January 1.......................   1,326      118    1,444      1,204       50    1,254
  Changes in composition of Group............      --      (34)     (34)        --       --       --
  Amortization...............................      50       13       63        111       68      179
  Disposals..................................    (111)      (1)    (112)        --       --       --
  Currency conversion adjustment.............     (75)     (16)     (91)        11       --       11
Balance at December 31.......................   1,190       80    1,270      1,326      118    1,444
Net book value at January 1..................     836       94      930        591       98      689
NET BOOK VALUE AT DECEMBER 31................     539       65      604        836       94      930

     The 2002 figure includes the regular amortization of goodwill. No exceptional impairment charges were recognized. Disposals relate to the divestiture of the vascular care business as described in note 11.

     The annual amortization of goodwill in 2001 includes the exceptional write-down of CHF 52 million on Sulzer IntraTherapeutics Inc. goodwill, as described in note 10. The total amount of impairment of goodwill in 2002, 2001 and 2000 is CHF 52 million. In the amortization of other intangible assets, the existing technology impairment charges are included.

     As of December 31, 2002 no development costs were capitalized as the expenses did not fulfill the capitalization criteria.

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 16:  TANGIBLE ASSETS

                                        LAND AND      MACHINERY        OTHER       2002    2001
                                        BUILDINGS   AND EQUIPMENT   FIXED ASSETS   TOTAL   TOTAL
                                        ---------   -------------   ------------   -----   -----
                                                         (IN MILLIONS CHF)
COST
  Balance at January 1................     114           164            348         626     562
  Changes in composition of Group.....      (8)          (13)            (3)        (24)     27
  Additions...........................      13            11             44          68      81
  Disposals...........................      (1)          (10)           (30)        (41)    (48)
  Currency conversion adjustment......     (11)          (15)           (32)        (58)      4
Balance at December 31................     107           137            327         571     626
ACCUMULATED AMORTIZATION
  Balance at January 1................      38           120            232         390     339
  Changes in composition of Group.....      (2)           (7)            (2)        (11)     15
  Depreciation........................       5            12             44          61      69
  Disposals...........................      --           (11)           (22)        (33)    (36)
  Currency conversion adjustment......      (3)          (12)           (21)        (36)      3
Balance at December 31................      38           102            231         371     390
Net book value at January 1...........      76            44            116         236     223
NET BOOK VALUE AT DECEMBER 31.........      69            35             96         200     236
Fire insurance value at December 31...     107           128            357         592     771

     Other fixed assets mainly consist of surgical instruments.

     No property within Centerpulse is stated as an investment property, as defined in IAS 40.

     In 2002, 2001 and 2000 all interest costs were expensed as occurred, since they did not fulfill the criteria for capitalization.

     Details of leased assets included in tangible fixed assets are as follows:

                                                              2002        2001
                                                              -----       -----
                                                              (IN MILLIONS CHF)
Cost capitalized............................................     1           1
Net book value..............................................    --          --
Related lease liability.....................................     3           3

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 17:  INVESTMENTS AND OTHER FINANCIAL ASSETS

                                         INVESTMENTS   AVAILABLE-FOR     OTHER
                                             IN            SALE        FINANCIAL   2002    2001
                                         ASSOCIATES     INVESTMENTS     ASSETS     TOTAL   TOTAL
                                         -----------   -------------   ---------   -----   -----
                                                            (IN MILLIONS CHF)
Balance at January 1...................       7             11            47         65     104
Adoption of IAS 39.....................      --             --            --         --      15
Additions..............................      --             --            15         15      43
Disposals..............................      --             (7)           (5)       (12)    (35)
Fair value adjustments.................       1             13            --         14     (66)
Currency conversion adjustment.........      (2)            (2)           (8)       (12)      4
Balance at December 31.................       6             15            49         70      65
NET BOOK VALUE
Balance at January 1...................       7             11            47         65     104
BALANCE AT DECEMBER 31.................       6             15            49         70      65

     Investments in non-consolidated companies as of December 31, 2002 include ReGen Biologics Inc, Redwood City (USA), Tutogen Medical Inc, Clifton (USA), @Outcome Inc, Austin (USA), Orquest Inc, Mountain View (USA), Orthosoft Inc, Outremont (Canada), Leading KK, Tokyo (Japan), and publicly traded securities of Thoratec Inc, Berkley (USA) and Japan Lifeline Co. Ltd, Tokyo (Japan), held as non-current assets.

     The estimate of fair value as of December 31, 2002 resulted in a partial reversal of the impairment charge in the investment of Orquest Inc., amounting to CHF 13 million.

     Revaluation of fair value in 2001 consists of write-offs for the investments in Orquest Inc, ReGen, @Outcome, Japan Lifeline and Orthosoft Inc.

NOTE 18:  INVENTORIES

                                                  2002                         2001
                                       --------------------------   --------------------------
                                       GROSS                 NET    GROSS                 NET
                                       VALUE   ALLOWANCES   TOTAL   VALUE   ALLOWANCES   TOTAL
                                       -----   ----------   -----   -----   ----------   -----
                                                          (IN MILLIONS CHF)
Raw materials, supplies and
  consumables........................    45        --         45      63         (7)       56
Work in progress.....................    29        (2)        27      44         (2)       42
Finished products and trade
  merchandise........................   371       (91)       280     447       (134)      313
TOTAL INVENTORIES....................   445       (93)       352     554       (143)      411

     Obsolescence reserve decreased by CHF 10 million in 2002, and increased in 2001 and 2000 by CHF 75 and 35 million respectively. Write-offs of scrapped inventory against the allowance for obsolescence were CHF 18, 3 and 4 million in 2002, 2001, and 2000 respectively. The changes in inventory allowance due to acquisitions and disposals amount to CHF -10, 1 and 0 million in 2002, 2001 and 2000 respectively. The currency conversion adjustment effect on the inventory allowance was CHF -12, 0 and -2 million in 2002, 2001 and 2000 respectively. Costs of materials included in cost of sales were CHF 246, 254 and 243 million in 2002, 2001 and 2000 respectively.

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 19:  TRADE ACCOUNTS RECEIVABLES

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Gross trade accounts receivable.............................   312     332
Allowance for doubtful accounts.............................   (22)    (24)
TRADE ACCOUNTS RECEIVABLE...................................   290     308

     Bad debt expenses were CHF 1, 7 and 2 million at December 31, 2002, 2001 and 2000 respectively. Bad debt write-offs against the allowance were CHF 0, 1 and 1 million in 2002, 2001 and 2000 respectively.

NOTE 20:  PLEDGED ASSETS

     In 2002 in connection with the Senior Credit Facility Agreement described in note 28, to finance the hip and knee implant litigation as described in note 9, assets of the Company and its material subsidiaries have been pledged to the Security Agent. The total amount of pledged assets of Centerpulse Group is CHF
2.2 billion.

NOTE 21:  SHAREHOLDERS' EQUITY

     Outstanding shares with a nominal amount of CHF 30 each as of December 31, 2002 and 2001, amount to 11,791,790 and 9,933,556, respectively. The number of registered shares was increased by 1,822,408 shares in October 2002 through a capital increase via a tradable pre-emptive rights offering.

     The conditional share capital with a value of CHF 5,752,890 as of December 31, 2001 (original nominal value was CHF 6 million) was increased in 2002 by CHF
4.5 million to CHF 10,252,890. The conditional share capital was reduced due to shares and ADS options exercised between 1998 and 2002 to CHF 9,188,040. See also note 30.

     Amounts planned for dividend distribution by the Company's subsidiaries at December 31, 2002, 2001 and 2000 were approximately CHF 241 million, CHF 53 million and CHF 86 million, respectively.

     As discussed in note 9 and 28 the Company has made a number of customary representations and warranties under the senior credit facility agreement.

     Hereunder, the Company is not allowed to make any dividend payments as long as any amount is outstanding under the senior credit facility. Therefore, the Board of Directors proposes no dividend distribution.

NOTE 22:  NON-CURRENT BORROWINGS

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Loans from third parties....................................   486     13
Mortgage loans..............................................     6      6
Leasing commitments.........................................     1      2
TOTAL BORROWINGS............................................   493     21
Current portion.............................................    (6)    (1)
TOTAL NON-CURRENT BORROWINGS................................   487     20

     The increase in loans from third parties relates to the Senior Credit Facility Agreement as described in note 28.

                        CENTERPULSE AG AND SUBSIDIARIES

     Non-current borrowings will mature as follows:

                                                    THIRD-PARTY
                                                       LOANS      MORTGAGE    OTHER    TOTAL
                                                    -----------   ---------   ------   -----
                                                                  (IN MILLIONS CHF)
2004 -- 2007......................................      472           --         --     472
2008 and thereafter...............................        9            6         --      15
TOTAL NON-CURRENT BORROWINGS......................      481            6         --     487

NOTE 23:  PROVISIONS

                                      PERSONNEL    WARRANTIES,
                                       RELATED     LITIGATION    PROVISION     OTHER       2002    2001
                                      PROVISIONS      RISKS      FOR TAXES   PROVISIONS   TOTAL    TOTAL
                                      ----------   -----------   ---------   ----------   ------   -----
                                                                   (IN MILLIONS CHF)
Balance at January 1................       4          1,474         109         104        1,691     198
Changes in composition of Group.....      --             --          --          (5)          (5)      3
Increase............................       5             42          --          17           64   1,637
Unused amounts reversed.............      --             (1)         --          (6)          (7)     --
Utilization.........................      (1)        (1,333)        (11)        (22)      (1,367)   (141)
Currency conversion adjustment......      --           (110)         --         (15)        (125)     (6)
BALANCE AT DECEMBER 31..............       8             72          98          73          251   1,691
Current portion.....................       2             46          31          13           92     223
Non-current portion.................       6             26          67          60          159   1,468
BALANCE AT DECEMBER 31..............       8             72          98          73          251   1,691

     Personnel provisions are accrued to cover expenses arising primarily from grants, rewards for years of service, termination and pension benefits.

     The decrease in provisions for litigation risks in 2002 is related to the hip and knee implant litigation. The CHF 1,391 million (USD 828 million) provision recognized in 2001 related to the hip and knee implant litigation was reduced to CHF 43 million (USD 31 million) at December 31, 2002. USD 725 million were utilized with the payment of the obligation to the settlement trust. USD 72 million were utilized for other expenses in the context of the hip and knee implant litigation.

     "Other provisions" mainly relate to accrued deductible arising from insurance policies, and are also a result of the divestiture of various businesses in 1999 and 2002, in situations where the Company is involved in the procedure, as provided for in the contract, to determine the final selling price. Management believes that the recorded provisions are adequate.

NOTE 24:  CURRENT BORROWINGS

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Borrowings from third parties...............................   64      75
Reclassification of non-current borrowings..................    6      --
TOTAL CURRENT BORROWINGS....................................   70      75

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 25:  OTHER CURRENT AND ACCRUED LIABILITIES

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Notes payable...............................................     1       1
Social security contributions...............................     4       3
Assessed taxes payable......................................    14       5
Commissions payable.........................................    13      14
Other liabilities...........................................    50      53
Vacation and overtime claims................................    13      15
Salaries, wages and bonuses.................................    30      34
Corporate identity..........................................     3      15
Fair Value of derivative financial instruments..............     1       2
Other accruals..............................................    36      52
Total other current liabilities and accruals................   165     194

NOTE 26:  COMMITMENTS AND CONTINGENCIES

     The contractual commitments for future investments in property, plant, and equipment at December 31, 2002, 2001, and 2000 (for which funding will be needed in future years), were CHF 0, CHF 6 and CHF 3 million respectively.

     The future minimum rental commitments for operating leases at December 31 are:

                                                   2002                        2001
                                         -------------------------   -------------------------
                                         BUILDINGS   OTHER   TOTAL   BUILDINGS   OTHER   TOTAL
                                         ---------   -----   -----   ---------   -----   -----
                                                           (IN MILLIONS CHF)
Maturity: < 1 year.....................      4         3       7         5         2       7
Maturity: 1-5 years....................      5         4       9        11         5      16
Maturity: > 5 years....................     --         2       2        --         2       2
Total rental commitments...............      9         9      18        16         9      25

     Employees of the Company are required to respect local laws and regulatory guidelines in the course of their business activities. In the normal course of business, certain subsidiaries are involved in administrative and civil proceedings that could give rise to claims not covered, or only partly covered, by insurance. The effects of such proceedings on future earnings cannot be foreseen.

     The Company, Centerpulse USA Holding Co., and certain other material subsidiaries of the Company have guaranteed the full payment of amounts owing under the Senior Credit Facility, and have also guaranteed the performance of all other obligations thereunder, subject in all cases to certain limitations (including legal limitations under applicable law). Security has been given by the Borrower, the Company, Centerpulse USA Holding Co. and certain subsidiaries over certain of each company's tangible and intangible assets on a consolidated basis in the amount of CHF 2.2 billion.

     The Company is party to certain other legal actions arising in the ordinary course of its business. Provisions have been recorded for such litigation risks based on a best estimate. Because the judicial process for such cases is complex, management cannot estimate the amount of any additional losses which might be incurred in excess of the amounts provided, especially the legal cases related to the recalled Inter-Op hip shells and withdrawn tibial base plates.

                        CENTERPULSE AG AND SUBSIDIARIES

     In the opinion of management, the ultimate outcome of these situations will not have a material impact on the consolidated financial position and results of operations.

NOTE 27:  RETIREMENT BENEFIT PLANS AND EMPLOYEE COSTS

DEFINED CONTRIBUTION PLAN

     The Company has defined contribution plans which cover substantially all of its US employees and employees in other countries. The benefits of these plans relate to local customs and practices in the countries concerned. Company contributions to such plans for the years ended December 31, 2002, 2001 and 2000 were CHF 9 million, CHF 10 million, CHF 8 million respectively.

DEFINED BENEFIT PLANS

     Defined benefit plans covering employees of Centerpulse are in place in Switzerland, France and the United Kingdom up to the time of the disposal of Vascutek on November 14. Those in Switzerland and the United Kingdom cover employees of the Company in addition to employees of Sulzer. The assets and liabilities of these plans that relate to Company personnel have been determined based on actuarial valuations. The most recent actuarial valuations were performed on December 31, 2002.

PERSONNEL COSTS FOR DEFINED BENEFIT PLANS

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Current service costs of retirement benefit plans...........   (13)    (10)
Interest costs..............................................    (6)     (5)
Expected return on plan assets..............................     7       7
Employees contributions.....................................     5       4
Change in portion of over funding not capitalized...........    --      (2)
Personnel costs for defined benefit plans...................    (7)     (6)

     The actual return on assets was a loss of CHF 9 million in 2002 and a loss of CHF 7 million in 2001.

FUNDED STATUS

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Present value of funded obligations.........................  (132)   (134)
Fair value of plan assets(1)................................   122     148
Over/(under)funding.........................................   (10)     14
Actuarial gains (-) and losses..............................    10      10
Portion of overfunding not capitalized(2)...................    --     (24)
Overfunding reflected in the balance sheet..................    --      --
Long-term provision portion.................................    --      --
Asset portion...............................................    --      --

---------------

(1) The joint plan assets as of December 31, 2002, and 2001, include the amount of CHF 0 million and 17 million shares of Centerpulse Ltd which is about 0% and 0.4% of the total plan assets.

                        CENTERPULSE AG AND SUBSIDIARIES

(2) Legal requirements, particularly those of Switzerland, restrict the utilization of over funded contributions in legally separated benefit plans. Only amounts that will potentially reduce future pension costs are capitalized in the consolidated balance sheets.

     The actuarial weighted average assumptions used were as follows:

                                                              2002   2001
                                                              ----   ----
Discount rate...............................................  4.3%   4.5%
Long-term return on assets..................................  4.6%   5.1%
Salary increases............................................  2.3%   2.8%
Pension benefit increases...................................  1.3%   1.3%
Employee turnover...........................................  5.6%   5.3%
NUMBER OF EMPLOYEES COVERED BY DEFINED BENEFIT PLANS AS OF
  DECEMBER 31...............................................  770    769

                                                              2002    2001
                                                              -----   -----
                                                              (IN MILLIONS
                                                                  CHF)
Employee costs
Salaries and wages..........................................   360     346
Fringe benefits.............................................    69      72
TOTAL PERSONNEL EXPENSES....................................   429     418

NOTE 28:  FINANCIAL INSTRUMENTS

     The balance sheet values of cash, cash equivalents and current accounts receivable and payable approximate their market values. In the case of the items below, the carrying value in the balance sheet and their market values at the closing date were as follows:

                                                             2002                2001
                                                       -----------------   -----------------
                                                       CARRYING    FAIR    CARRYING    FAIR
                                                        VALUE     VALUE      VALUE     VALUE
                                                       --------   ------   ---------   -----
                                                                  (IN MILLIONS CHF)
Available-for-sale investments and other financial
  assets.............................................      64        64        58        58
Non-current borrowings...............................    (493)     (493)      (21)      (21)

     With the adoption of IAS 39 as per January 1, 2001, the carrying value corresponds to the fair value excluding borrowings which continue to be at amortized costs.

     The fair value of investments in non-consolidated companies and other financial assets is based on quoted market prices for those of similar investments. For investments and other financial assets, which have no quoted market prices, a reasonable estimate of fair value was made using available market information and appropriate valuation techniques. The fair value of non-current borrowings is based on the current rates offered to the Company for debt of similar maturities. The estimates presented above on long-term financial instruments are not necessarily indicative of the amounts that would be realized in a current market exchange.

                                                        2002                          2001
                                             ---------------------------   ---------------------------
                                             NOTIONAL   CARRYING   FAIR    NOTIONAL   CARRYING   FAIR
                                              VALUE      VALUE     VALUE    VALUE      VALUE     VALUE
                                             --------   --------   -----   --------   --------   -----
                                                                 (IN MILLIONS CHF)
Foreign currency instruments
Forward exchange contracts (profit)........     86          2        2        39          1        1
Forward exchange contracts (-loss).........     68         (1)      (1)      209         (2)      (2)

                        CENTERPULSE AG AND SUBSIDIARIES

All hedges are classified as fair value hedges.

     The Group's sales are denominated in a variety of different currencies. The currency structure of costs deviates to some extent from the currency structure of sales. In order to manage the exposure to the risk of foreign exchange movements, the Group makes use of financial instruments such as forward contracts and options. These instruments are entered into with major financial institutions and typically expire within one year.

     The notional value indicates the volume of the open derivative positions at the balance sheet date. The determination of the fair value of open transactions is based, where possible, on quoted prices, or alternatively on other recognized valuation methods.

     Changes in fair values resulting from currency hedging of existing assets and liabilities are recognized in financial income. These gains and losses generally correspond to changes in the hedged balance sheet items.

CONCENTRATIONS OF CREDIT RISK

     Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash investments, foreign currency exchange contracts, and trade accounts receivable. The Company maintains cash and cash equivalents, investments and certain other financial instruments with various major financial institutions. The Company performs periodic evaluations of the relative credit standing of these financial institutions and limits the amount of credit exposure with any institution. Financial transactions are spread over a number of financial institutions each of which has a high credit rating.

     The overall credit risk relating to derivatives at December 31, 2002 and 2001, amounted to CHF 2.1 and CHF 0.6 million, respectively. The credit risk measures the maximum exposure which would arise if the counter parties failed to meet their obligations. The outstanding financial market transactions have all been arranged with top-rated financial institutions, and there is no unreasonable concentration of risks.

     Concentration of credit risks with respect to trade accounts receivable is limited due to the large number of customers and their dispersion across many geographic areas. However, a significant proportion of trade accounts receivable is with national health care systems in several countries. Although the Company does not currently foresee a credit risk associated with these receivables, repayment is dependent upon the financial stability of those countries' national economies.

SUMMARY OF SENIOR CREDIT FACILITY AGREEMENT

     Centerpulse Ltd and Centerpulse Orthopedics Inc. have secured loans under a senior credit facility from a syndicate of lenders arranged by UBS Warburg Ltd, in an amount, initially, of USD 635 million, which has since been paid down to USD 331 million as per December 31, 2002. The senior credit facility agreement was executed on October 29, 2002. The entire drawings under the senior credit facility (less transaction costs) were applied in payment of the cash portion and cash in lieu of the convertible callable component of the Settlement Agreement on November 4, 2002.

     The senior credit facility consisted of two debt tranches: Tranche A of USD 250 million (thereof 63.5% repayable in Euros) and tranche B of USD 385 million (thereof 28.3% repayable in Euros). Tranche A has already been fully repaid. The tranche B loan is repayable on November 4, 2007, with nominal interim amortization payments equal to 0.25% of the initial tranche B loan due every 3-months.

     The applicable interest rate for the remaining loan is Libor plus 3.50% per annum.

     A commitment fee of 0.75% per annum was paid on the funding date in respect of the period from the commitment letter to the funding date.

                        CENTERPULSE AG AND SUBSIDIARIES

     This fee and all other loan related costs are recognized as financial expense over the period of repayment and at the equal ratio of repayments, respectively.

     The Group has guaranteed the full payment of amounts owing under the senior credit facility, and has also guaranteed the performance of all other obligations thereunder, subject in all cases to certain limitations (including legal limitations under applicable law). Security has been given over certain tangible and intangible assets of the Group.

     The security interests granted by the Group to the United States Department of Justice under the Medicare Settlement against the Group are subordinated to the security interests of the senior banks under the senior credit facility, under an intercreditor agreement with the senior banks.

     All loans under the senior credit facility require prepayments under certain conditions (with certain exceptions), including (i) in full upon demand following a change of control (defined as a person or group acquiring more than 35% of the voting share capital), (ii) upon the receipt of proceeds of asset disposals (subject to certain reinvestment rights), (iii) from 50% of excess cash flow (payable at delivery of audited accounts for each financial year),
(iv) from the net proceeds of insurance claims (subject to the ability to repair or replace the damaged assets) and (v) from 50% of the proceeds of any equity or equity-linked issuances after the funding date.

     Centerpulse may voluntarily prepay all or a portion of the senior credit facility at anytime subject to notice and minimum amounts.

     The Group has made a number of customary representations and warranties for a credit arrangement of that type. The senior credit facility is also subject to customary affirmative and negative covenants and restrictions. The financial covenants include ratios involving EBITDA, net cash flow, financial indebtedness, interest expense and mandatory repayments, all as defined by the Senior Credit Facility Agreement. Further, the documentation contains the usual events of default.

NOTE 29:  TRANSACTIONS WITH RELATED PARTIES

     At the Annual General Meeting of Sulzer on April 19, 2001 the Shareholders approved the proposed separation of Sulzer and SulzerMedica into two fully independent quoted companies. The separation was effected on July 10, 2001. Transactions after the spin-off between the Company and Sulzer and its subsidiaries are summarized below.

     On October 30, 2002 the Company and Sulzer entered into an Amendment to the Umbrella Agreement dated July 4, 1997, under which it was decided that the Company pays an account settlement to Sulzer for the usage right for the trademark, corporate name and/or trade name of Sulzer in the amount of CHF 1,772,000. No additional royalties will have to be paid by Centerpulse and its affiliates after October 30, 2002.

     Certain research and development activities were performed centrally by Sulzer Markets and Technology Ltd., a subsidiary of Sulzer. Under various cost sharing agreements the cost of such activities was charged to the companies, which benefit directly therefrom. Direct research and development services charged to the Company are separately disclosed in the table at the end of note
29. Exploratory research and development charges allocated to the Company are disclosed under selling, general and administrative expense in the table at the end of note 29.

     The Company has agreed to indemnify certain suppliers for liability claims, which may be made against them in connection with the incorporation of their products into Centerpulse products.

     The Company has insurance coverage for product liability under an umbrella insurance policy for all its subsidiaries.

                        CENTERPULSE AG AND SUBSIDIARIES

     All transactions have been consistent with arm's length principles according to the Umbrella Agreement entered into by the Company with Sulzer during 1997.

     Based on the Separation Agreement of July 6, 2001 the Shareholders approved the proposed new name "Centerpulse" at the Annual Shareholder' Meeting on May 17, 2002. The renaming process is already finalized for the Holding Centerpulse AG and most of its subsidiaries.

     In 2002, the total remuneration for the Board of Directors approximated CHF
1.7 million (in 2001: CHF 1.3 million). Board members receive a substantial portion of their fees in the form of shares or stock options.

     Transactions between the Company and Sulzer and its subsidiaries amounted to:

                                                              2002   2001(1)   2000
                                                              ----   -------   ----
                                                                (IN MILLIONS CHF)
TOTAL SALES OF CENTERPULSE PRODUCTS.........................  --        9       19
Rent and maintenance of buildings...........................  --       (2)      (5)
Selling, general and administrative expense.................  --       (2)      (4)
Research and development expense............................  --       (2)      (3)
TOTAL COSTS.................................................  --       (6)     (12)
TOTAL INTEREST INCOME.......................................  --        2        3

---------------

(1) Until July 10, 2001, Centerpulse was part of the Sulzer Group

     Balances with Sulzer and its subsidiaries amounted to:

                                                              2002   2001(1)   2000
                                                              ----   -------   ----
                                                                (IN MILLIONS CHF)
Assets
Current accounts receivable.................................   --       --       5
Cash and cash equivalents...................................   --       --      98
TOTAL ASSETS................................................   --       --     103
Liabilities
Current borrowings..........................................   --       --       3
Current accounts payable....................................   --       --       4
TOTAL LIABILITIES...........................................   --       --       7

---------------

(1) Until July 10, 2001, Centerpulse was part of the Sulzer Group

NOTE 30:  MANAGEMENT STOCK OPTION PLAN

     Movements in the number of shares and ADS options outstanding are as follows:

                                                              2002           2001           2000
                                                            OPTIONS        OPTIONS        OPTIONS
                                                            -------        -------        -------
At the beginning of the year............................     344,463       177,472        126,458
Granted.................................................     215,900       233,943         74,048
Exercised...............................................     (35,495)         (199)        (7,674)
Cancelled or expired....................................    (102,443)      (66,753)       (15,360)
AT THE END OF THE YEAR..................................     422,425       344,463        177,472

                        CENTERPULSE AG AND SUBSIDIARIES

     Share options outstanding at the end of the year have the following terms:

                       WEIGHTED AVERAGE REMAINING   WEIGHTED AVERAGE EXERCISE    2002      2001      2000
GRANT YEAR             CONTRACTUAL LIFE IN YEARS       PRICE PER SHARE/ADS      OPTIONS   OPTIONS   OPTIONS
----------             --------------------------   -------------------------   -------   -------   -------
1997(1)..............              --                                  --            --    17,440    22,958
1998.................             0.3                   CHF 365/USD 24.28        16,640    24,293    31,819
1999.................             1.3                   CHF 286/USD 19.36        30,419    43,710    54,703
2000.................             2.3                   CHF 358/USD 21.99        38,783    54,119    67,992
2001.................             8.5                   CHF 180/USD 12.00       139,045   204,901        --
2002.................             9.3                   CHF 145/USD  8.38       197,538        --        --
TOTAL................                                   CHF 181/USD 13.19       422,425   344,463   177,472

---------------

(1) expired in July 2002

INCENTIVE PLANS AND STOCK OWNER PLANS

     Since the initial public offering of its Shares in 1997, the Company has had stock option plans in place for the members of its Board of Directors, the Executive Committee and certain key employees of Centerpulse, including its senior management.

     The 1997 SulzerMedica Management Stock Option Plan (the "1997 Stock Option Plan") provided for the grant of options for Shares or ADSs (one option covering one Share or 10 ADSs) with an exercise price set at the time of the grant and equivalent to the average trading price of the Shares or ADSs during the ten trading days prior to the date of grant. The last options under the 1997 Stock Option Plan were granted in April 2000. The options expire five years after the date of grant. No option may be exercised during the first year after it was granted. Thereafter, options may be exercised each year in respect of a maximum of 25% of the Shares or ADSs.

     In November 2000, the Company approved the SulzerMedica 2001 Stock Option Plan (the "2001 Stock Option Plan"), which became effective January 1, 2001. A maximum of 125,000 Shares (or 1,250,000 ADSs) are available under the 2001 Stock Option Plan. The Management Development & Compensation Committee of the Board of Directors determines the exercise price and the vesting conditions at the time of grant. The options expire ten years after the date of grant.

     In July 2001, the Company approved the Sulzer Medica 2001 Long-Term Stock Option Plan (the "Long-Term Plan"), which became effective August 1, 2001. A maximum of 250,000 shares (or 2,500,000 ADSs) are available under the Long-Term Plan. As with the 2001 Stock Option Plan, the exercise price and the vesting conditions are determined by the Management Development & Compensation Committee of the Board of Directors at the time of grant. The options expire 10.5 years after the date of grant.

     Under the stock option plans, options were and generally are granted once annually, in April, but may also be granted to new employees during the year. Options under the plans are sourced from conditional share capital pursuant to
Article 3a of the Company's Articles of Incorporation or from secondary Shares.

     Options under these plans are sourced from up to 350,000 shares (or 3,500,000 ADSs) of authorized, but un-issued registered shares of Centerpulse AG.

     Based on the capital increase of Centerpulse Ltd in October 2002 a proposal to adjust the price of the stock contained in the Management Stock Option Plan
(MSOP) has been approved by the Management Development & Compensation Committee of the Board of Directors in December 2002. The strike price reduction was in the range of 3% to 10%. The different percentage adjustment of the strike prices was linked to the different parameters of the individual plans.

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 31:  DIFFERENCES BETWEEN IFRS AND US GAAP

     The Group's consolidated financial statements are prepared in accordance with International Financial Reporting Standards (IFRS), which differ, in certain material respects from accounting principles generally accepted in the United States of America (U.S. GAAP).

     Reconciliation of IFRS and U.S. GAAP net income:

                                                              2002    2001    2000
                                                              ----   ------   ----
                                                               (IN MILLIONS CHF)
NET INCOME/(NET LOSS) UNDER IFRS............................  337    (1,193)  190
Impact of in-process research and development cost on
  goodwill(1)...............................................   10        11    11
Impact of impairment charge on intangibles(2)...............   (3)       17   (13)
Impact of goodwill amortization(3)..........................   50        --    --
Impairment reversal(4)......................................  (13)       --    --
Recognized loss on sale of discontinued operations(5).......  (42)       --    --
Employee benefits(6)........................................  (24)        3     1
Option re-pricing(7)........................................  (17)       --    --
Deferred tax effect on U.S. GAAP adjustments................    5        --    --
NET INCOME/(NET LOSS) UNDER U.S. GAAP.......................  303    (1,162)  189
thereof net income/(net loss) from continuing operations....  124    (1,104)  146
thereof net income/(net loss) from discontinuing
  operations................................................  179       (58)   43

---------------

(1) IMPACT OF IN-PROCESS RESEARCH AND DEVELOPMENT COST ON GOODWILL
    In accordance with IAS 22, the amount of "in-process research and development" included in the purchase price of acquisitions is considered a form of goodwill which the Company amortizes over a twenty-year period. U.S. GAAP requires the entire "in-process research and development" amount to be expensed in the year of acquisition. This difference reverses over the twenty-year period in which goodwill is amortized under IFRS. In 2002, CHF 10 million of this difference was reversed (2001: CHF 11 million).

(2) IMPACT OF IMPAIRMENT CHARGE ON INTANGIBLES
    U.S. Statement of Financial Accounting Standards No. 121 (FAS 121) "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be disposed of" provides that an impairment is evaluated based on expectations of undiscounted cash flows. This test according to U.S. GAAP determined that in 2001 and 1999 no impairment had occurred and no impairment charges were recognized. This difference reverses over the remaining period in which these definite-lived intangible assets are amortized under IFRS.

(3) IMPACT OF GOODWILL AMORTIZATION
    As of January 1, 2002, the Group adopted Statement of Financial Accounting Standards No. 142 (SFAS 142), "Goodwill and other Intangible Assets". SFAS 142 requires that all goodwill and other intangible assets existing on implementation on January 1, 2002 be tested for impairment on an annual basis. From January 1, 2002 goodwill and intangible assets deemed to have an indefinite useful life are no longer amortized on a regular basis. For the purpose of the reconciliation to U.S. GAAP, goodwill was generally amortized through the income statement over an estimated useful life of 20 years up to December 31, 2001. Therefore, there was no amortization charge in 2002 under U.S. GAAP. The corresponding reversal of the regular goodwill amortization under IFRS resulted in an additional income in the U.S. GAAP reconciliation of CHF 50 million for 2002.

                        CENTERPULSE AG AND SUBSIDIARIES

(4) IMPAIRMENT REVERSAL
    Statement of Financial Accounting Standards No. 115 (FAS 115) "Accounting for Certain Investments in Debt and Equity Securities", does not allow the reversal of an impairment loss for subsequent increases in the fair value of a financial asset.

    Under IAS 39 the impairment on a previously impaired financial asset is reversed in the net profit or loss of the period upon subsequent recovery in fair value of the asset.

(5) RECOGNIZED LOSS ON SALE OF DISCONTINUED OPERATIONS
    Due to difference between IFRS and U.S. GAAP in the treatment of impairment charges and goodwill amortization described under (b) and (c) of the reconciliation of shareholders' equity the gain on sale of disposals, as disclosed in note 11, is reduced by CHF 42 million.

(6) EMPLOYEE BENEFITS
    U.S. Statement of Financial Accounting Standards No. 87 (FAS 87) "Employer's Accounting for pensions" does not provide for an impairment test for the overfunding of pension plans. The change of the amount of the overfunding is shown in the income statement.

(7) OPTION RE-PRICING
    If the exercise price of a fixed stock option award is subsequently reduced, Financial Accounting Standards Board Interpretation No. 44 "Accounting for Certain Transactions involving Stock Compensation and interpretation of APB Opinion No. 25", requires that the option award be accounted for as variable from the date of the modification to the date the award is exercised, is forfeited or expires unexercised. As discussed in the reconciliation of net income, the company records compensation expense or recovery for modified options calculated as (the amount of) the change in the intrinsic value of the options from the time of the modification to the date the modified option is exercised, forfeited or expires.

     The principal differences between IFRS and U.S. GAAP are presented on pages F-115 -- F-117 with explanations of certain adjustments that affect consolidated shareholders' equity as of December 31, 2002 and 2001.

RECONCILIATION OF SHAREHOLDERS' EQUITY

                                                              2002    2001
                                                              -----   ----
                                                              (IN MILLIONS
                                                                  CHF)
SHAREHOLDERS' EQUITY UNDER IFRS.............................  1,270    784
Impact of in-process research and development cost on
  goodwill(a)...............................................   (138)  (177)
Exceptional write-down on intangibles(b)....................    175    241
Impact of goodwill amortization(c)..........................     50     --
Impairment reversal(d)......................................    (13)    --
Employee benefits(e)........................................     --     24
Option re-pricing(f)........................................    (17)    --
Deferred taxes(g)...........................................      5     --
SHAREHOLDERS' EQUITY UNDER U.S. GAAP........................  1,332    872

---------------

(a)  IN-PROCESS RESEARCH & DEVELOPMENT
     As discussed in the reconciliation of net income, the amount: "in-process research and development" is expensed in the year of acquisition. This difference reverses over the period in which goodwill is amortized under IFRS.

(b)  INTANGIBLES
     As discussed in the reconciliation of net income, the impairment charge to goodwill and existing technology was not recognized under FAS 121.

                        CENTERPULSE AG AND SUBSIDIARIES

                                   ORTHOPEDICS   SPINE-TECH    DENTAL    CARDIOVASCULAR
                                    DIVISION      DIVISION    DIVISION      DIVISION      TOTAL
                                   -----------   ----------   --------   --------------   -----
                                                        (IN MILLIONS CHF)
JANUARY 1, 2002..................      44            714        120            188        1,066
Additions........................      --             --         --             --           --
Impairment losses................      --             --         --             --           --
Goodwill written off related to
  disposals......................      --             --         --           (165)        (165)
Translation effects..............      --           (120)       (20)            (3)        (143)
DECEMBER 31, 2002................      44            594        100             20          758

---------------

(c)  GOODWILL
     U.S. Statement of Financial Accounting Standards No. 142 (FAS 142) "Goodwill and other Intangible Assets" does not require goodwill to be amortized after January 1, 2002. Under IFRS the Group continues to amortize goodwill.

     The changes in the carrying amount of goodwill for the year ended December 31, 2002 are as follows:

     Reported net income was CHF 303; (1,162) and 189 million in 2002, 2001 and 2000 respectively. Adding back the goodwill amortization of CHF 0, 59 and 41 million in 2002, 2001 and 2000 respectively, results in Pro forma net income of CHF 303, (1,103) and 230 million, respectively.

     The Group estimates that the aggregate amortization expense for intangibles subject to amortization for each of the five succeeding financial years will not materially differ from the current aggregate amortization expense.

(d)  IMPAIRMENT REVERSAL
     At the end of 2001 the investment in Orquest was impaired and USD 11 million written off.

     Evidence of a take-over of Orquest by DePuy AcroMed resulted in the estimate that a substantial part of the impairment is no longer justified. CHF 13 million was reversed in line with IAS 39. U.S. GAAP does not allow the reversal of an impairment of a financial asset.

(e)  EMPLOYEE BENEFITS
     IAS 19 (revised 1998) "Employee benefits", effective as of January 1, 1999, limits the benefit amount of plan assets to be recognized to the realizable economic future benefit.

     U.S. GAAP Financial Accounting Standard No. 87 (FAS 87), "Employers' Accounting for pensions," does not provide for an impairment test for the over funding of pension plans, as such the amount of the over-funding is recognized as an asset.

(f)  OPTION RE-PRICING
     As discussed in the reconciliation of net income, the company records compensation expense or recovery for modified options calculated as (the amount of) the change in the intrinsic value of the options from the time of the modification to the date the modified option is exercised, forfeited or expires.

(g)  DEFERRED TAXES
     In the consolidated financial statements, deferred tax assets and liabilities are classified as long-term and have been presented as such in the assets and liabilities sections of the balance sheet. This presentation is in accordance with IAS 12, "Income taxes." U.S. GAAP Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes," provides that deferred taxes must be separated into a current and a non-current amount based on the classification of the related asset or liability.

                        CENTERPULSE AG AND SUBSIDIARIES

     The presentation of deferred tax assets and liabilities in accordance with FAS 109 at December 31 would be as follows:

                                           2002                                            2001
                       ---------------------------------------------   ---------------------------------------------
                                  NON-                      NON-                  NON-                      NON-
                       CURRENT   CURRENT     CURRENT       CURRENT     CURRENT   CURRENT     CURRENT       CURRENT
                       ASSETS    ASSETS    LIABILITIES   LIABILITIES   ASSETS    ASSETS    LIABILITIES   LIABILITIES
                       -------   -------   -----------   -----------   -------   -------   -----------   -----------
                                                             (IN MILLIONS CHF)
Deferred taxes.......    216       592         14            17          243       679         15            20
Valuation allowance..    (68)     (187)        --            --          (69)     (194)        --            --
TOTAL DEFERRED
  TAXES..............    148       405         14            17          174       485         15            20

     This difference relating to deferred taxes does not result in a reconciling adjustment to shareholders' equity as of December 31, 2002 and 2001 between IAS and U.S. GAAP.

(h) OPERATING INCOME BEFORE GOODWILL AMORTIZATION AND EXCEPTIONAL ITEMS Disclosure of operating income before exceptional items and goodwill amortization is not permitted under U.S. GAAP. The exceptional items, goodwill amortization and non-operating expenses would be included in the determination of operating income under U.S. GAAP.

(i)  OPERATING INCOME
     Operating income under IFRS also consists of the income from discontinuing operations. Under U.S. GAAP, this income from the grafts and stents businesses in 2002 would not be included in the operating income. It would be shown below the operating income as income from discontinuing operations.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     The Financial Accounting Standards Board has recently issued several new accounting standards, including SFAS No. 145 "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections", SFAS 146 "Accounting for Costs Associated with Exit or Disposal Activities", which will be effective for periods beginning on or after January 1, 2003. The Group is currently determining the effect, if any, these new standards cause divergences from its Consolidated Financial Statements.

     FASB interpretation No. 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others", was issued in November 2002. This Interpretation provides further guidance for the disclosure and accounting for guarantees. The disclosure provisions have been adopted for the year ended December 31, 2002. In accordance with the Interpretation, all guarantees entered into after December 31, 2002 are required to be recognized as a liability at fair value. This new Interpretation is not expected to have a material impact on the Group's consolidated financial statements.

     FASB interpretation No. 46 "Consolidation of Variable Interest Entities". This new Interpretation is not expected to have a material impact on the Group's consolidated financial statements.

     The Group adopted SFAS No. 141 for all business combinations after June 30, 2001. This standard requires that all business combinations be accounted for using the purchase method, and it further clarifies the criteria for recognition of intangible assets separately from goodwill. Since June 30, 2001, there have been no material business combinations.

     Effective January 1, 2002 the Group adopted SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets". This standard supersedes and amends existing accounting literature related to the impairment and disposal of long-lived assets.

                        CENTERPULSE AG AND SUBSIDIARIES

NOTE 32:  SUBSEQUENT EVENTS

     On January 21, 2003 the Group announced the closing of the sale of its Corbomedics Inc. and Mitroflow Inc. mechanical and tissue heart valve business to Italian device company Snia s.p.A for total consideration of USD 116 million. The purchase price consists of cash consideration of USD 80 million, and a subordinated note with a principal amount of USD 36 million. The sale of Carbomedics and Mitroflow is the third and final step in Centerpulse's plan to divest its cardiovascular interests.

     In January 2003 the group announced that Mr. G.-P. Ondo, Head of Group Risk Management and Member of the Executive Board, has left the company to pursue other interests.

NOTE 33:  SUBSEQUENT EVENTS (UNAUDITED)

     As noted and further discussed in Note 9, the Company stated that, as of April 11, 2003, the Claims Administrator for the Trust had received 4,362 claim forms in relation to hip implants and tibial base plates and 150 claim forms for reprocessed hip implants. The Claims Administrator has determined that for these classes of claims, 3,795 and 119 respectively are likely to be valid. It is not known at present how many more claims will be made or whether the remaining and future claims are valid and hence how many will qualify for settlement. Claims processing will continue throughout 2003, 2004 and 2005.

     Those class plaintiffs who opted out of the Settlement Agreement may still bring claims against the Company. As of April 11, 2003, of the original 136 persons opted out of the Settlement Agreement, at present 36 patients implanted with an affected product remain unresolved, of which one is known to have undergone revision surgery, and thus represent the highest claimant compensation category under the Settlement Agreement, 37 have not undergone revision surgery; and the status of four is unknown.

     On March 20, 2003, the Boards of Directors of Smith & Nephew plc ("Smith & Nephew") and Centerpulse announced that they have agreed to a business combination transaction between the two companies (the "Transaction").

     The Transaction is proposed to be effected by Smith & Nephew Group plc (a new holding company of Smith & Nephew to be formed for the purposes of the Transaction) ("Smith & Nephew Group Holding") making tender offers for each of Centerpulse and InCentive Capital AG, a shareholder of the Company that holds, or has the right to hold, approximately 19% of the issued shares of Centerpulse.

     Pursuant to the Transaction, it is contemplated that Smith & Nephew shareholders will exchange their Smith & Nephew shares for shares in Smith & Nephew Group Holding, on a one-for-one basis, by means of a court-approved reorganization.

     It is further contemplated in the Transaction that Smith & Nephew Group Holding will offer 25.15 new Smith & Nephew Group Holding shares and CHF 73.42 in respect of each Centerpulse share so that Centerpulse and InCentive shareholders will collectively own 24% of the combined group. Centerpulse and InCentive shareholders (the latter in respect of InCentive's holding in Centerpulse) would also be offered a Collective Mix and Match Facility whereby they may elect to receive more or less cash to the extent that other Centerpulse or InCentive shareholders have elected to receive more or fewer new Smith & Nephew Group Holding shares.

     The Centerpulse tender offer has been unanimously recommended by the Centerpulse Board of Directors.

     The Centerpulse tender offer is conditional on, among other things, approval of Smith & Nephew's shareholders, regulatory clearances, court approval of the Smith & Nephew holding company reorganization and the effectiveness of the reorganization.

     The Transaction is expected to be completed at the end of July 2003.

                        CENTERPULSE AG AND SUBSIDIARIES

                UNAUDITED INTERIM CONSOLIDATED INCOME STATEMENT

                                                                         THREE MONTHS
                                                                       JANUARY -- MARCH
                                                                      -------------------
                                                                                 2002
                                                              NOTES   2003    RESTATED(1)
                                                              -----   -----   -----------
                                                                       (IN MILLIONS CHF,
                                                                       EXCEPT SHARE/ ADS
                                                                             DATA)
NET SALES...................................................    2       318       321
Cost of Sales...............................................           (104)     (103)
GROSS PROFIT................................................            214       218
Selling, general and administrative expense.................           (131)     (133)
Research and development expense............................            (19)      (19)
Other operating income/expense..............................              1         0
Goodwill amortization.......................................            (10)      (11)
Exceptional operating items.................................              0         0
Operating income from discontinued operations...............    3         0         4
Gain on sale of discontinued operations.....................    5        18         0
OPERATING INCOME............................................    2        73        59
Financial income/expense....................................             (9)       (1)
Other non-operating income/expense..........................             (5)        0
INCOME BEFORE TAXES.........................................             59        58
Taxes.......................................................            (14)      (14)
INCOME BEFORE MINORITY INTERESTS............................             45        44
Minority interests..........................................             (1)        0
NET INCOME..................................................             44        44
Basic earnings per share....................................           3.72      4.42
Basic earnings per ADS......................................           0.37      0.44
Diluted earnings per share..................................           3.71      4.41
Diluted earnings per ADS....................................           0.37      0.44
Number of shares outstanding ('000s)........................          11825      9945

---------------

(1) Restated to segregate operating income and expenses of the discontinued operations from continuing operations.

     The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

                  UNAUDITED INTERIM CONSOLIDATED BALANCE SHEET

                                                                                 DECEMBER 31
                                                                      MARCH 31      2002
                                                              NOTES     2003     RESTATED(1)
                                                              -----   --------   -----------
                                                                        (IN MILLIONS CHF)
                                           ASSETS
Intangible assets...........................................             562         577
Property, plant and equipment...............................             184         183
Investments and other financial assets......................              59          70
Deferred income taxes.......................................             537         529
Non-current assets of discontinued operations...............    3          0          56
TOTAL NON-CURRENT ASSETS....................................            1342        1415
Inventories.................................................             306         317
Trade accounts receivables..................................             306         266
Other accounts receivable and prepaid expenses..............             113          73
Cash and cash equivalents...................................             153         194
Current assets of discontinued operations...................    3          0          73
TOTAL CURRENT ASSETS........................................             878         923
TOTAL ASSETS................................................            2220        2338
Equity and liabilities
SHAREHOLDERS' EQUITY........................................            1314        1270
MINORITY INTERESTS..........................................               9           8

                                        LIABILITIES
Non-current borrowings......................................    7        353         477
Deferred income taxes.......................................              18          19
Non-current provisions......................................             159         159
Other non-current liabilities...............................               1           2
Non-current liabilities of discontinued operations..........    3          0          12
TOTAL NON-CURRENT LIABILITIES...............................             531         669
Current borrowings..........................................              72          70
Current provisions..........................................    6         82          89
Trade accounts payable......................................              52          59
Other current and accrued liabilities.......................             160         156
Current liabilities of discontinued operations..............    3          0          17
TOTAL CURRENT LIABILITIES...................................             366         391
TOTAL LIABILITIES...........................................             897        1060
TOTAL EQUITY AND LIABILITIES................................            2220        2338

---------------

(1) Restated to segregate assets and liabilities of the discontinued operations from continuing operations.

     The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

             UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF
                              SHAREHOLDERS' EQUITY

                                                   ADDITIONAL              CUMULATIVE
                                          SHARE     PAID-IN     RETAINED   TRANSLATION   TREASURY
                                         CAPITAL    CAPITAL     EARNINGS   ADJUSTMENT     STOCK     TOTAL
                                         -------   ----------   --------   -----------   --------   -----
                                                                (IN MILLIONS CHF)
DECEMBER 31, 2001......................    300        769         (427)        158         (16)      784
Increase in treasury stock.............      0          0            0           0           0         0
Options exercised......................      0          0            0           0           0         0
Net income.............................      0          0           44           0           0        44
Currency translation adjustments.......      0          0            0          (1)          0        (1)
Comprehensive income(1)................      0          0           44          (1)          0        43
MARCH 31, 2002.........................    300        769         (383)        157         (16)      827
DECEMBER 31, 2002......................    356        954          (90)         67         (17)     1270
Increase in treasury stock.............      0          0            0           0           1         1
Options exercised......................      1          3            0           0           0         4
Net income.............................      0          0           44           0           0        44
Currency translation adjustments.......      0          0            0          (5)          0        (5)
Comprehensive income(1)................      0          0           44          (5)          0        39
MARCH 31, 2003.........................    357        957          (46)         62         (16)     1314

---------------

(1) Comprehensive income includes changes in equity, other than those arising from investment by owners, distributions to owners.

   The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

              UNAUDITED INTERIM CONSOLIDATED CASH FLOW STATEMENTS

                                                                 THREE MONTHS
                                                                JANUARY-MARCH
                                                              ------------------
                                                                        2002
                                                              2003   RESTATED(1)
                                                              ----   -----------
                                                              (IN MILLIONS CHF)
Net income..................................................    45        43
Minority interests..........................................     1         0
Gain on sale of discontinued operations.....................   (18)        0
Depreciation and amortization...............................    24        28
Change in provisions........................................    (5)      (38)
Change in net current assets and long-term receivables......   (52)      (31)
Other non-cash items, net...................................    (2)       (2)
Operating cash flow from discontinued operations............     5        (2)
CASH FLOW FROM OPERATING ACTIVITIES.........................    (2)       (2)
Purchase/sale of intangible assets..........................     0        (2)
Purchase/sale of tangible assets............................   (12)      (20)
Acquisitions including minority investments.................    (1)      (16)
Proceeds from divestitures..................................    93         0
Purchase/sale of long-term financial assets.................     1         3
Cash flow from investing activities from discontinued
  operations................................................    (1)        1
CASH FLOW FROM INVESTING ACTIVITIES.........................    80       (34)
Proceeds from issuance of share capital.....................     4         0
Change in treasury stock....................................     1         0
Change in borrowings........................................  (120)        4
Dividends...................................................     0         0
Cash flow from financing activities from discontinued
  operations................................................     0         0
CASH FLOW FROM FINANCING ACTIVITIES.........................  (115)        4
Net effect of currency translation on cash and cash
  equivalents...............................................    (9)        0
CHANGE IN CASH AND CASH EQUIVALENTS.........................   (46)      (32)
Cash and cash equivalents at end of prior period............   199       156
Cash and cash equivalents at end of period..................   153       124

---------------

The discontinued operations paid out CHF 85 million dividends to the group in 2003 and CHF 7 million in 2002.

(1) Restated to segregate cash flow from operations, investing and financing activities of the discontinued operations from continuing operations.

   The accompanying notes are an integral part of these financial statements.

                        CENTERPULSE AG AND SUBSIDIARIES

        NOTES TO THE UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES

     These consolidated financial statements are prepared in accordance with IAS 34 "Interim Financial Reporting." The accounting policies used in the preparation of the consolidated financial statements are consistent with those used in the annual financial statements for the year ended December 31, 2002.

     The business of Centerpulse faces a moderate level of seasonality. Due to the holiday season in Europe during the third quarter, the period July to September is typically the weakest within the year.

     Income tax expense is recognized based on the best estimate of the weighted average annual income tax rate expected for the full financial year.

     The consolidated financial statements should be read in conjunction with Centerpulse's 2002 annual consolidated financial statements.

2.  SEGMENT INFORMATION

     In 2002 the Group changed its reporting structure from two segments to four segments. Since the change the Group's business has been managed on a worldwide basis and structured into four operating segments. The Orthopedics Division develops, manufactures and distributes hip, knee and other orthopedic implants. The Spine-Tech Division develops and distributes spinal implants. The Dental Division develops, manufactures and distributes dental implants.

     Discontinued operations consist of the Cardiovascular Division, which develops, manufactures and distributes heart valves including repair products, vascular grafts and stents. The sale of the Cardiovascular Division has been completed on January 21, 2003.

     Subsequent to this divestment the company comprises of the three remaining global businesses (Orthopedics, Spine-Tech and Dental).

     The Group's further operating activities consist of biologic activities and Group management, including the costs of holding, financing and managing Centerpulse.

                              SEGMENT INFORMATION

                                                                         BIOLOGICS
                                   ORTHOPEDICS   SPINE-TECH    DENTAL    AND GROUP   DISCONTINUED
                                    DIVISION      DIVISION    DIVISION     MGT.       OPERATIONS    TOTAL
                                   -----------   ----------   --------   ---------   ------------   -----
                                                        (UNAUDITED; IN MILLIONS CHF)
THREE MONTHS ENDED MARCH 31, 2002
Sales............................      242           48          31          0            --         321
Operating income/loss............       61            1           2         (9)            4          59
Depreciation and amortization....       13           12           3          0             5          33

THREE MONTHS ENDED MARCH 31, 2003
Sales............................      247           41          30          0            --         318
Operating income/loss............       65           (3)          2         (8)           17          73
Depreciation and amortization....       11           10           3          0             1          25

---------------

Sales of discontinued operations was CHF 7 million in 2003 and CHF 65 million in 2002.

3.  DISCONTINUED OPERATIONS

     On June 12, 2002 the Group announced its plans to divest of the Cardiovascular Division and to focus on its core businesses orthopedics, spine and dental. On November 7, 2002, the Group announced the closing

                        CENTERPULSE AG AND SUBSIDIARIES

                  NOTES TO THE UNAUDITED INTERIM CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

of the sale of IntraTherapeutics, Inc. to ev3 Inc., a portfolio company of private equity firms Warburg Pincus LLC and The Vertical Group. On November 18, 2002, the Group announced the closing of the sale of Vascutek Ltd. to Terumo Corporation of Japan. On January 21, 2003, the Group announced the closing of the sale of Carbomedics, Inc. and Mitroflow Corp. to Italian medical device company Snia S.p.A. With the sale of Carbomedics and Mitroflow the divestiture of the Cardiovascular Division was completed.

     The impact of the business divested in January 2003 on the consolidated financial statements was as follows: Sales CHF 7 million, Operating income CHF 0 million, Taxes CHF 1 million, Assets CHF 92 million, thereof Cash 1 million, Liabilities CHF 26 million.

4.  ACQUISITIONS

     In January 2003 the Dental Division has set up a new direct sales operation in Spain. The two former distributors for Dental in Spain, Guidance Dental S.L. and Miladental S.A., have been merged into the new company Center-pulse Dental Iberica S.L. For this purpose the Group acquired Guidance Dental for a purchase price consideration of EUR 1.4 million and integrated Miladental into the new company.

     Total assets acquired amounted to EUR 0.8 million, thereof cash EUR 0.04 million, and total liabilities amounted to EUR 0.7 million.

     The effect on sales from the acquisition is not material.

     No acquisitions took place in the 1st quarter 2002.

5.  GAIN ON SALE OF DISCONTINUED OPERATIONS

     The pre-tax gain on the sale of the Cardiac Care business in January 2003 amounts to CHF 18 million. The USD 36 million subordinated loan which was part of the purchase price remains in the balance sheet in "Other accounts receivable and prepaid expenses."

6.  PROVISIONS

     No major change in provisions were booked in the 1st quarter 2003 with the exception of CHF 18 million provisions used in the context of the US implant litigation as well as CHF 5 million additional provisions for cost to come for legal and financial consulting services related to the planned merger of Smith & Nephew and Centerpulse.

7.  SENIOR CREDIT FACILITY/NON-CURRENT BORROWINGS

     The Senior Credit Facility of USD 331 million as per December 31, 2002 has since been paid down to USD 250 million as per March 31, 2003. The installments were primarily funded by the cash proceeds from the disposal of Carbomedics and Mitroflow in January 2003. Non-current borrowings have been reduced accordingly in the 1st quarter of 2003 to CHF 353 million from 477 million at the end of 2002.

8.  SUBSEQUENT EVENTS

     On March 20, 2003 the Boards of Smith & Nephew and Centerpulse announced their intention to combine both organizations to a leading global orthopedics company. The public tender offer for all outstanding shares of Centerpulse was published on April 25, 2003. The offer period lasts until June 24, 2003. The settlement of the transaction is expected for July 25.

                                                                         ANNEX C

                                   [EXCERPTS]

ANNUAL REPORT 2002                                             INCENTIVE CAPITAL

INCENTIVE CAPITAL AT A GLANCE

InCentive Capital AG is an investment company domiciled in Zug, Switzerland. Its corporate history started as Incentive Investment AG, which was incorporated in 1985. Incentive Investment was merged into India Investment AG at the end of October 2000, and was renamed InCentive Capital.
It is listed on the investment companies segment of the SWX Swiss Exchange.

InCentive Capital acquires stakes in Swiss or foreign public or private companies. Its primary purpose is to catalyze change in companies which in the opinion of InCentive Capital are undervalued or which have strategic potential, primarily through M&A transactions, restructuring and participation in industry consolidation.
InCentive Capital also invests selectively in areas such as healthcare and technology.

From its foundation in 1985 to 2002, the InCentive Group has achieved compound annual investment returns of approximately 23%.

KEY FIGURES

As of 31 December 2002

Total shareholders' equity          CHF million   696.9
Percentage cash of total assets     Percent       25
Net asset value                     CHF million   700.7
Change NAV YTD                      Percent       34
NAV per share                       CHF           326
Share price                         CHF           335

IN A NUTSHELL

- Catalyst for change
- Proven investment track record
- Entrepreneurial investment strategy

                                          CATALYST FOR CHANGE
--------------------------------------------------------------------------------

                                          ANNUAL DEVELOPMENT 2002
--------------------------------------------------------------------------------

NET ASSET VALUE AS OF 31 DECEMBER 2002
Net asset value in CHF million    700.7
Per share in CHF                    326
% change YTD                         34
SHARE PRICE AS OF 31 DECEMBER 2002
Per share in CHF                    335
% change YTD                         27

PREMIUM SHARE PRICE VS. NAV
As of 31 December 2002               3%

SHARE PRICE DEVELOPMENT 2002

[SHARE PRICE GRAPH]

INVESTMENT PORTFOLIO

As of 31 December 2002, the consolidated net asset value of InCentive Capital amounted to CHF 700.7 million. The net investment portfolio amounted to CHF
518.0 million or 74% of the net asset value and consisted of 61 positions. CHF
181.7 million or 26% of net asset value was held in cash. This provides InCentive with the necessary flexibility to act quickly on opportunities in the financial markets, and gives the company a significant comfort level in the course of its investment in strategic situations. The breakdown of the net asset value as of 31 December 2002 by industry and the total investments by asset class and by currency can be seen in the charts below.

                                  [BAR CHART]

TOTAL INVESTMENTS NET AS OF 31 DECEMBER 2002
100% = CHF 518.0 million

BY ASSET CLASS IN PERCENT

[PIE CHARTS]
                                                BY CURRENCY IN PERCENT
                                                Including currency hedges

                                                [PIE CHARTS]

                                          CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

INTRODUCTORY REMARK
This report conforms with the new Directive of the SWX Swiss Exchange on Information relating to Corporate Governance, which entered into force on 1 July 2002.

GROUP STRUCTURE
InCentive Capital AG is a holding company organized under Swiss law. The group structure of InCentive Capital is as follows:

                                    [CHART]

1) Rene Braginsky, who acts as CEO and delegate of the board of directors of InCentive Capital AG, holds 100% of the shares of InCentive Asset Management AG. He also acts as CEO and delegate of the board of directors of the investment manager.

2) The investment manager has a separate investment management contract with InCentive Capital AG, and its respective subsidiaries, InCentive Investment (Jersey) Ltd and BioCentive Ltd, Bermuda.

3) Morgan Stanley Dean Witter Investment Management Inc. manages the investments of Taj Investments Ltd, Mauritius.

For further details regarding the structure of InCentive Capital Group, please refer to note 1 of the statutory financial statements of InCentive Capital in the financial section on page 56.

SIGNIFICANT SHAREHOLDERS
InCentive Capital only has bearer shares outstanding. As a consequence, InCentive Capital does not have a share ledger in which shareholders are registered. Based on notifications made by shareholders pursuant to the disclosure rules laid down in the Swiss Stock Exchange Act, InCentive Capital is only aware of significant shareholders listed in section "Significant shareholders" on page 50 of this annual report. InCentive Capital has no knowledge of any agreements among shareholders of InCentive Capital.

CROSS PARTICIPATIONS
InCentive Capital has no cross-shareholdings that exceed 5% of the capital shareholdings or voting rights.

ORDINARY SHARE CAPITAL
The nominal share capital of InCentive Capital is CHF 42 944 040, consisting of 2 147 202 fully paid-in bearer shares. Each bearer share has a par value of CHF
20. Each share entitles its holder to one vote.

AUTHORIZED AND CONDITIONAL SHARE CAPITAL
The articles of association of InCentive Capital authorize the board of directors to increase the nominal share capital without shareholders' approval up to an amount of CHF 21 472 020 by issuing up to 1 073 601 bearer shares with a nominal value of CHF 20 each (authorized share capital). This authorization expires on 16 May 2004.

The articles of association of InCentive Capital furthermore provide that the nominal share capital may be increased if conversion or option rights to new shares are exercised (conditional share capital). Such conversion or option rights may be issued by the board of directors without shareholders' approval on a stand-alone basis or in connection with bonds or similar financing instruments. The issuance of such conversion or option rights may lead to a nominal share capital increase by an amount of up to CHF 21 472 020 by issuing up to 1 073 601 bearer shares with a nominal value of CHF 20 each. The board of directors may exclude the preemptive rights of shareholders in case the options or exchange rights are used in connection with a takeover or the financing of a takeover. Presently, there are no conversion or option rights outstanding that could lead to a share capital increase of InCentive Capital.

CHANGES OF CAPITAL
The nominal share capital of InCentive Capital has not changed since the share capital increase in the year 2000, when Incentive Investment was merged into India Investment and the latter was renamed InCentive Capital. A detailed description of this merger and the subsequent share capital increase can be found in the offering circular and listing memorandum of InCentive Capital, dated 2 November 2000.

PARTICIPATION CERTIFICATES AND NON-VOTING EQUITY SECURITIES
InCentive Capital has neither participation certificates nor non-voting equity securities issued or outstanding.

RESTRICTION ON TRANSFERABILITY OF SHARES
The shares of InCentive Capital are freely transferable. There are no nominee registration arrangements for shareholders of InCentive Capital.

CONVERTIBLE BONDS AND OPTIONS
InCentive Capital has not issued any convertible bonds or options. Presently, InCentive Capital has no executive stock option plan in place.

BOARD OF DIRECTORS

                                (Karl Otto Pohl)
KARL OTTO POHL (born 1929, German)
Chairman of the board of directors

Karl Otto Pohl served as President of the German Bundesbank from 1980 to 1991. From 1992-1998 he was Senior Partner of Bank Sal. Oppenheim jr. & Cie, Cologne. He has held various board positions including Bertelsmann Ltd., the Robeco Group, Royal Dutch/Shell International, Unilever N.V. plc, Zurich Allied Ltd. and Zurich Insurance Company. Mr. Pohl currently serves as a director of Bank Sal. Oppenheim jr. & Cie (Schweiz) AG, Gabelli Funds Inc., and as an advisory board member of The Carlyle Group, Barrick Gold, Rolls Royce and KPMG as well as chairman of the board of directors of InCentive Asset Management, the investment advisor of InCentive Capital. Mr. Pohl has received seven honorary doctorates since 1984.

                                (Ren Braginsky)
RENE BRAGINSKY (born 1949, Swiss)
CEO and delegate of the board of directors

Rene Braginsky is CEO and delegate of the board of directors. His professional career started in the brokerage department of Union Bank of Switzerland in 1969, where he spent seven years. This was followed by three years at Bank Vontobel, before he joined Bank Sal. Oppenheim jr. & Cie (Schweiz) AG as director of the institutional investors division, a position held between 1980 and 1999. He co-founded Incentive Investment in 1985. Mr. Braginsky holds 20% of the shares in InCentive Capital. He is the sole shareholder, CEO and delegate of the board of directors of InCentive Asset Management AG, the investment manager of InCentive Capital and its subsidiaries. Following the proposal of the board of directors of Centerpulse, the General Shareholders' Assembly of Centerpulse elected Rene Braginsky to its board in May 2002.

                                 (Hans Kaiser)
HANS KAISER (born 1943, Swiss)
Board member

Hans Kaiser co-founded Incentive Investment in 1985. Prior to this, between 1978 and 1993 he served as a director of Maag Finanz AG, which he developed into an investment company. The Hans Kaiser Family holds 11% of InCentive Capital shares. He has held various financial positions since 1967, with a focus on credit management, international finance and investment consulting, at, inter alia, UBS, Hoechst (US), Guyerzeller Zurmont Bank AG and Bank fur Kredit- und Aussenhandel AG. He studied economics in St. Gallen, Switzerland, obtaining a lic. oec.

                                 [Joel Mesznik]
JOEL MESZNIK (born 1945, American)
Board member

Joel Mesznik has served as president of Mesco Ltd, an international financial advisory company, since 1990. Mesco Ltd renders advisory services to InCentive Capital and its subsidiaries. Other Swiss-related advisory assignments have included Swisscom AG, Ascom Holding, Oerlikon-Buhrle Holding AG (now Unaxis Holding AG) and Centerpulse. He started his career at Citibank in 1970 and also served as Managing Director of Drexel Burnham Lambert. Joel Mesznik is currently a director of RAIT (NYSE) and Pharma/Wealth, traded on Luxembourg Stock Exchange, and several privately owned companies. His public duties have included service on President Ford's Federal Energy Administration Advisory Board and the United States Congress - Anthony Commission on Public Finance. He holds a B.Sc. (Civil Engineering) from the City University of New York and an MBA from Columbia University Graduate School of Business.

                                  (Eric Stupp)
ERIC STUPP (born 1965, Swiss)
Board member

Eric Stupp is a partner in the law firm of Bar & Karrer, Zurich,where he specializes in mergers and acquisitions, banking and capital market transactions. He joined Bar & Karrer in 1994. He studied law in St. Gallen, Switzerland, and holds an LL.M. (Master of Laws) degree from the University of Chicago, USA. Currently, he is also director of Spuhl AG and L&P Swiss Holding Company. Bar & Karrer provides legal services to InCentive Capital.

ELECTION AND TERM OF OFFICE
Members of the board of directors of InCentive Capital are elected individually for a term of office of three years.

                Director since   Current term expires
-----------------------------------------------------
Karl Otto Pohl       2000                2004
-----------------------------------------------------
Rene Braginsky       1994                2004
-----------------------------------------------------
Hans Kaiser          2000                2004
-----------------------------------------------------
Joel Mesznik         2000                2004
-----------------------------------------------------
Eric Stupp           2000                2004
-----------------------------------------------------

All the members of the board of directors will presumably resign im summer 2003 if the tender offer of Smith & Nephew for the shares of InCentive Capital will become effective.

ROLE AND FUNCTIONING OF THE BOARD
The board of directors holds the ultimate decision-making authority of InCentive Capital AG for all matters except those reserved by law to the shareholders. The board of directors has delegated the entire day-to-day management to the CEO and delegate of the board of directors, who can rely on the support of the investment manager. The board of directors has the task of directing the company, defining the strategy, determining the organization and ultimately supervising the CEO and delegate of the board of directors.

Decisions are taken by the board of directors as a whole. Chairman of the board is Karl Otto Pohl. Rene Braginsky acts as CEO and delegate of the board of directors. Presently, there exist no sub-committees within the board. The board of directors meets at least four times a year. Each board member receives, on a quarterly basis, a report regarding financial performance, the current status of the investments made and significant events. Before each of the board meet-ings, each board member receives written information regarding the items on the agenda. The internal regulations determine in more detail the tasks and duties of the board of directors, of the chairman and of the delegate. The tasks and the duties of the investment manager are defined in the asset management agreement which InCentive Capital and its affiliates concluded with InCentive Asset Management (see section "Management Agreements").

In addition, Hans Kaiser receives a detailed weekly report from an external accounting firm regarding the current investments of InCentive Group. The asset manager liaises regulary with Eric Stupp in order to discuss legal and compliance matters.

RESPONSIBILITIES OF THE CHAIRMAN OF THE BOARD OF DIRECTORS
The chairman of the board of directors is in close contact with the CEO and delegate of the board of directors who informs him about all relevant strategic investments, and management decisions outside formal board meetings. The chairman supervises the operational management of the CEO and the delegate of the board. The present chairman is also chairman of the board of directors of InCentive Asset Management.

RESPONSIBILITIES OF THE DELEGATE OF THE BOARD OF DIRECTORS
The delegate of the board of directors acts as CEO and is responsible for the day to day management of the company, the execution of decisions taken by the board and to supervise all service providers mandated by the company. Except for the delegate of the board InCentive Capital has no executive management board. The delegate reports on a regular basis to the chairman and informs the board of directors during board meetings about relevant developments. Due to his double functions as delegate of the boards of directors of both InCentive Capital and InCentive Asset Management, he is ultimately responsible for the active leadership and operational supervision of the investments made or to be made by InCentive Capital.

MANAGEMENT AGREEMENTS
InCentive Capital has mandated InCentive Asset Management AG, an investment advisory company domiciled in Zurich, that does not belong to InCentive Capital group of companies, to manage its funds. InCentive Asset Management pursues its mandate in accordance with InCentive Capital's business policy and asset allocation guidelines. In particular, InCentive Asset Management identifies and evaluates investment opportunities, executes and monitors investment and disinvestment decisions, invests InCentive Capital's liquid assets, and ensures that payment obligations are fulfilled. Furthermore, the investment manager takes care of all administrative tasks on behalf of InCentive Capital and is responsible for informing2 the board of InCentive Capital regularly and in a timely manner about any relevant events in connection with the investments and the administration of InCentive Capital. Regular reports to the shareholders, the Swiss Stock Exchange and the public, as well as business reports and the periodic determination of the net asset value, are also tasks of the investment manager.

InCentive Asset Management provides performance reports to the board of directors of InCentive Capital on the investments made. For its services InCentive Asset Management receives from InCentive Capital a yearly compensation of 1.2% of the net asset value of InCentive Capital. The compensation is computed for each quarter based on the net asset value at the end of each three-month period. For 2002 InCentive Capital paid a total fee of CHF 8.7 million to InCentive Asset Management.

InCentive Capital, together with its subsidiary Taj Investments Ltd., has mandated Morgan Stanley Dean Witter Investment Manager Inc. (MSDW) to manage its India-related investments. MSDW receives from InCentive Capital a yearly compensation of 1% of the net asset value of Taj Investments Ltd. for its services. The compensation is computed for each quarter based on the average net asset value at the end of each week. The total fee paid in 2002 to MSDW by Taj Investments Ltd. was CHF 0.4 million.

TOTAL COMPENSATION FOR THE BUSINESS YEAR 2002
In the year 2002 the total directors' remuneration of InCentive Capital was CHF 823 153. From this remuneration the highest amount paid to any one single board member was CHF 366 827. In addition during the year 2002 InCentive Capital paid consultancy honorariums of CHF 671 204 (including VAT) for legal and advisory services provided by the law firm Bar & Karrer and by Mesco Ltd. Both companies are related parties of InCentive Capital. In 2002 InCentive Capital paid its mandated investment advisor - InCentive Asset Management - a compensation of CHF
8.7 million for its services. The company is 100% owned by the CEO and delegate of the board of directors of InCentive Capital.

SHARES ASSIGNED TO DIRECTORS IN THE BUSINESS YEAR 2002
There are no shares of InCentive Capital assigned to any director or the CEO of InCentive Capital or as to persons close to them in 2002.

SHARES HELD BY DIRECTORS (AS OF 31 DECEMBER 2002)
As of 31 December 2002, 668 445 InCentive Capital shares were held by the directors and the CEO, as well as by persons close to them.

OPTION RIGHTS HELD BY DIRECTORS (AS OF 31 DECEMBER 2002)
InCentive Capital has not issued any convertible bonds or options. Presently, InCentive Capital has no executive stock option plan in place.

ADDITIONAL FEES AND REMUNERATIONS
Except as disclosed under the heading "Total compensation" above, there are no additional fees and remunerations paid out to the directors or any other related person.

LOANS AND GUARANTEES
There are no loans and guarantees granted by InCentive Capital to directors or to persons close to them.

SHAREHOLDERS' PARTICIPATION RIGHTS
Each share of InCentive Capital entitles its holder to one vote per share and to shareholders' rights to the extent provided by law. Shareholders do not have to register their shares with InCentive Capital in order to exercise their voting rights. A shareholder may participate and vote at the general meeting of InCentive Capital if he or she presents a depositary confirmation of his or her bank confirming that the shares may not be disposed of until the general meeting has taken place.

Based on a written proxy, shareholders may be represented by a third party. The articles of incorporation contain no voting rights or representation restrictions.

The articles of association contain an opting-out clause. As a consequence, shareholders or groups of shareholders have no obligation to make a mandatory public takeover offer to all other shareholders if their shareholdings reach the thresholds set out in the Federal Act on Stock Exchanges and Securities Trading.

SUPERVISORY AND CONTROL INSTRUMENTS VIS-A-VIS THE AUDITORS
The board of directors of InCentive Capital does not have any reason to question the quality or the independence of the external auditors. As a consequence, no formal supervisory or control instruments vis-a-vis the external auditors have been implemented.

PUBLIC INFORMATION
InCentive Capital is committed to an open, timely and transparent information policy towards its shareholders. In addition to the publication of the half-year and the annual reports, InCentive Capital publishes its net asset value on a weekly basis in the Saturday issue of the Swiss newspaper "Finanz & Wirtschaft", in the Financial Times, and electronically on Bloomberg. In addition, the homepage of InCentive Capital is updated on a regular basis (www.incentivecapital.ch).

Information requests can be addressed to InCentive Asset Management (please refer to p. 62, section "Shareholder information", of this annual report).

                                          FINANCIAL REPORT
--------------------------------------------------------------------------------

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED BALANCE SHEET
31 December 2002/2001

                                                                       31 DECEMBER 2002            31 DECEMBER 2001
                                                        NOTE                 CHF                         CHF
ASSETS
Cash and due from banks                                   1                  181 716 696                 255 235 976
Investments long                                          2
  Marketable securities                                                      488 230 018                 317 076 458
  Replacement values of derivatives                                           33 200 792                   1 972 695
  Private equity                                                              11 547 128                  37 415 552
  Replacement values of forward forex contracts                                  419 510                   3 774 924
Receivables for investments sold                                                       0                   3 203 698
Accrued income and prepaid expenses                                               23 382                     251 967
Other receivables                                         3                    4 381 620                  11 798 524
TOTAL ASSETS                                                                 719 519 146                 630 729 794
LIABILITIES AND SHAREHOLDERS' EQUITY
Payables for securities purchased                                                148 596                   3 284 824
Borrowings from prime broker                                                           0                   8 490 512
Accounts payable                                          4                    3 132 258                   2 971 810
Investments short                                         2
  Marketable securities                                                        5 320 405                  14 129 733
  Replacement values of derivatives                                           10 112 574                  82 007 932
  Replacement values of forward forex contracts                                        0                     918 537
Accrued expenses                                          5                    3 660 603                   6 841 729
Other current liabilities                                 6                       56 000                      40 360
Income tax accrual                                        7                      157 235                     225 481
TOTAL CURRENT LIABILITIES                                                     22 587 671                 118 910 918
Share capital                                           8, 9                  42 944 040                  42 944 040
Treasury shares                                                               -3 720 088                  -9 147 627
Paid-in surplus                                                              249 723 240                 249 723 240
Retained earnings                                                            407 984 283                 228 299 223
TOTAL SHAREHOLDERS' EQUITY                                                   696 931 475                 511 818 876
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   719 519 146                 630 729 794

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED INCOME STATEMENT
1 January to 31 December 2002/2001

                                                                    1 JANUARY 2002 -            1 JANUARY 2001 -
                                                                    31 DECEMBER 2002            31 DECEMBER 2001
                                                    NOTE                  CHF                         CHF
Interest income                                                            1 553 267                   9 466 549
Dividend income                                                            1 105 463                   6 222 123
Realized gain/loss (-) on investments, net                                69 540 160                -352 298 170
Unrealized gain/loss (-) on investments, net                             123 260 043                 -68 632 776
Unrealized loss (-)/gain on investments due to foreign
 exchange, net                                                            -3 445 892                   2 621 342
Realized and unrealized loss on exchange, net                             -4 663 045                  -9 873 411
Other income                                         10                    4 465 859                     237 276
TOTAL INCOME/LOSS (-)                                                    191 815 855                -412 257 067
Interest expense                                                             105 417                     421 043
Investment advisory fees                                                   9 563 800                  10 283 056
Custodian and administration fees                                            756 527                   1 078 204
Other administrative expenses                        11                    2 959 019                  17 296 547
TOTAL EXPENSE                                                             13 384 763                  29 078 850
GAIN/LOSS (-) FOR THE YEAR BEFORE TAX                                    178 431 092                -441 335 917
TAXATION                                                                           0                           0
GAIN/LOSS (-) FOR THE YEAR                                               178 431 092                -441 335 917
EARNINGS PER SHARE
Gain/loss (-) per share                               9                           85                        -206
Weighted average of total number of shares                                 2 107 232                   2 142 420

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED STATEMENT OF CASH FLOWS
1 January to 31 December 2002/2001

                                                                1 JANUARY 2002 -             1 JANUARY 2001 -
                                                                31 DECEMBER 2002             31 DECEMBER 2001
                                                                      CHF                          CHF
OPERATING ACTIVITIES
GAIN/LOSS (-) FOR THE YEAR                                                 178 431 092                 -441 335 917
ADJUSTED FOR FINANCING, INVESTMENT AND NON-CASH
 ACTIVITIES
Interest income                                                             -1 553 267                   -9 466 549
Interest expense                                                               105 417                      421 043
Dividend income                                                             -1 105 463                   -6 222 123
Realized gain (-)/loss on investment                                       -69 540 160                  352 298 170
Unrealized gain (-)/loss on investment                                    -119 814 151                   66 011 434
Realized and unrealized loss on exchange                                     4 663 045                    9 873 411
Other income                                                                -4 465 859                     -237 276
                                                                          -191 710 438                  412 678 110
CASH FLOW BEFORE WORKING CAPITAL CHANGES                                   -13 279 346                  -28 657 807
Net changes of receivables and payables                                     -4 042 637                    6 686 865
Interest received                                                            1 781 135                   10 305 713
Interest paid                                                                 -105 417                     -397 120
Other income                                                                 4 465 859                            0
Taxes paid                                                                           0                     -423 080
NET CASH GENERATED FROM OPERATING ACTIVITIES                               -11 180 406                  -12 485 429
INVESTING ACTIVITIES
Sale of investments                                                        886 680 269                  735 664 612
Purchase of investments                                                   -954 543 877                 -880 009 295
Dividends received                                                           1 069 395                    6 283 388
CASH FLOW FROM INVESTING ACTIVITIES                                        -66 794 213                 -138 061 295
FINANCING ACTIVITIES
Purchase of treasury shares                                                 -9 644 864                  -33 995 893
Sale of treasury shares                                                     16 326 371                   24 600 895
TOTAL CASH FLOW FROM FINANCING ACTIVITIES                                    6 681 507                   -9 394 998
EFFECTS OF EXCHANGE RATE DIFFERENCES                                        -2 226 168                  -10 637 059
DECREASE (-) IN CASH AND CASH EQUIVALENTS                                  -73 519 280                 -170 578 781
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD                   255 235 976                  425 814 757
CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD                         181 716 696                  255 235 976

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED STATEMENT OF CHANGES
IN SHAREHOLDERS' EQUITY
1 January 2001 to 31 December 2002

                                                PAID-IN       TREASURY        PAID-IN       RETAINED
                                                CAPITAL        SHARES         SURPLUS       EARNINGS      NET EQUITY
                                                  CHF            CHF            CHF            CHF            CHF
AT 1 JANUARY 2001                              42 944 040              0    249 723 240    669 882 511    962 549 791
128 427 bearer shares at CHF 20 par value
each, repurchased at average CHF 264.7098
from 3 July 2001 to 31 December 2001                         -33 995 893                                  -33 995 893
93 959 bearer shares at CHF 20 par value
each, sold at average CHF 261.8258 from 2
August 2001 to 31 December 2001                               24 600 895                                   24 600 895
Realized loss on treasury shares                                 247 371                      -247 371              0
Net loss for the period                                                                       -441 335       -441 335
                                                                                                   917            917
AT 31 DECEMBER 2001                            42 944 040     -9 147 627    249 723 240    228 299 223    511 818 876
32 994 bearer shares at CHF 20 par value
each, repurchased at average CHF 292.3217
from 1 January 2002 to 31 December 2002                       -9 644 864                                   -9 644 864
54 829 bearer shares at CHF 20 par value
each, sold at average CHF 297.7689 from 1
January 2002 to 31 December 2002                              16 326 371                                   16 326 371
Realized gain on treasury shares                              -1 253 968                     1 253 968              0
Net gain for the period                                                                    178 431 092    178 431 092
AT 31 DECEMBER 2002                            42 944 040     -3 720 088    249 723 240    407 984 283    696 931 475

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED SCHEDULE OF INVESTMENTS

                               CHANGE                  DESCRIPTION                 FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                           31 DEC. 2002  31 DEC. 2001    CHANGE
31 DEC. 2002  31 DEC. 2001                                                            CHF           CHF           CHF
1. MARKETABLE SECURITIES
A) INDIA INVESTMENTS
AUTOMOBILES & ANCILLARIES
           0     1 239 802   -1 239 802   Hero Honda Group                                   0    10 701 704  -10 701 704
         435         3 911       -3 476   Hero Honda Motors Ltd                              0        33 759      -33 759
           0       212 616     -212 616   Punjab Tractors Ltd                                0     1 271 209   -1 271 209
           0       996 077     -996 077   Tata Engineering & Locomotive Co                   0     3 422 707   -3 422 707
                                                                                             0    15 429 379  -15 429 379
CHEMICALS
           0       321 500     -321 500   Reliance Industries Ltd                            0     3 377 852   -3 377 852
                                                                                             0     3 377 852   -3 377 852
CONSTRUCTION & HOUSING
           0       538 175     -538 175   Gujarat Ambuja Cements Ltd                         0     3 519 728   -3 519 728
           0        53 000      -53 000   Gujarat Ambuja Cements GDR USD                     0       354 173     -354 173
                                                                                             0     3 873 901   -3 873 901
CONSUMER & HOUSEHOLD GOODS
           0        96 602      -96 602   Britannia Industries Ltd                           0     2 049 197   -2 049 197
           0       750 382     -750 382   Dabur India Ltd                                    0     1 754 278   -1 754 278
           0       168 329     -168 329   Nestle India Ltd                                   0     2 990 577   -2 990 577
           0       150 777     -150 777   SmithKline Beecham Consumer Health                 0     2 050 588   -2 050 588
                                                                                             0     8 844 640   -8 844 640
ELECTRICAL & ELECTRONICS
           0        59 772      -59 772   Infosys Technologies Ltd                           0     8 383 444   -8 383 444
           0           150         -150   NIIT Ltd                                           0         1 158       -1 158
           0        97 000      -97 000   Wipro Ltd                                          0     5 351 999   -5 351 999
           0        49 770      -49 770   Wipro ADR USD                                      0     3 024 282   -3 024 282
                                                                                             0    16 760 883  -16 760 883
ENGINEERING & INDUSTRIAL PRODUCTS
           0       667 100     -667 100   Bharat Heavy Electricals Ltd                       0     3 229 405   -3 229 405
           0        66 600      -66 600   Georg Fischer Disa Ltd                             0       137 585     -137 585
           0       800 076     -800 076   Tata Power Company Ltd                             0     3 293 268   -3 293 268
                                                                                             0     6 660 258   -6 660 258
FINANCIAL SERVICES
      10 000        10 000            0   Federal Bank Ltd                                   0        14 874      -14 874
           0       531 033     -531 033   HDFC Bank Ltd INR                                  0     4 108 382   -4 108 382
           0        82 400      -82 400   HDFC Bank Ltd USD                                  0     1 990 507   -1 990 507
           0       307 367     -307 367   Housing Development Finance Corp Ltd               0     7 016 973   -7 016 973
           0     1 038 400   -1 038 400   State Bank of India                                0     6 526 687   -6 526 687
           0        35 000      -35 000   State Bank of India GDR USD                        0       476 492     -476 492
                                                                                             0    20 133 915  -20 133 915
HEALTH & PERSONAL CARE
           0       102 118     -102 118   Cipla Ltd                                          0     4 002 260   -4 002 260
           0       659 502     -659 502   Colgate-Palmolive (India) Ltd                      0     3 787 551   -3 787 551
           0        80 800      -80 800   Dr. Reddys Laboratories Ltd INR                    0     2 569 041   -2 569 041
           0        15 700      -15 700   Dr. Reddys Laboratories Ltd USD                    0       493 949     -493 949
           0       123 811     -123 811   E. Merck (India) Ltd                               0     1 176 775   -1 176 775
           0        50 000      -50 000   Ranbaxy Laboratories Ltd                           0     1 188 463   -1 188 463
           0       134 400     -134 400   Strides Arcolab Ltd                                0       296 159     -296 159
                                                                                             0    13 514 198  -13 514 198

Consolidated Financial Information of InCentive Capital AG

                              CHANGE                  DESCRIPTION                 FAIR VALUE     FAIR VALUE
  HOLDING       HOLDING                                                          31 DEC. 2002   31 DEC. 2001      CHANGE
31 DEC. 2002  31 DEC. 2001                                                           CHF            CHF            CHF
MEDIA
           0       361 100   -361 100   Zee Telefilms Ltd                                0        1 388 138      -1 388 138
                                                                                         0        1 388 138      -1 388 138
METALS & MISCELLANEOUS MATERIALS
           0        94 625    -94 625   Hindalco Industries Ltd                          0        2 084 474      -2 084 474
           0       585 000   -585 000   Tata Iron and Steel Co Ltd                       0        1 756 381      -1 756 381
                                                                                         0        3 840 855      -3 840 855
MISCELLANEOUS
     100 000       100 000          0   Federal Tech                                     0           48 237         -48 237
           0       535 000   -535 000   Hindustan Lever Ltd                              0        4 119 732      -4 119 732
           0       187 100   -187 100   ITC Ltd                                          0        4 359 939      -4 359 939
                                                                                         0        8 527 908      -8 527 908
PETROL REFINING & GAS
           0       216 414   -216 414   Bharat Petroleum Corp Ltd                        0        1 408 295      -1 408 295
           0       415 584   -415 584   Hindustan Petroleum Corp Ltd                     0        1 997 517      -1 997 517
                                                                                         0        3 405 812      -3 405 812
TELECOMMUNICATIONS
     389 600       389 600          0   Gslot Entertainment Ltd                          0          714 307        -714 307
                                        (ex-Adelphia Vision India Ltd)
           0       994 000   -994 000   Mahanagar Telephone Nigam Ltd INR                0        4 334 489      -4 334 489
           0        73 000    -73 000   Mahanagar Telephone Nigam Ltd USD                0          728 401        -728 401
                                                                                         0        5 777 197      -5 777 197
TRANSPORT
           0       192 056   -192 056   Container Corporation of India Ltd               0          972 056        -972 056
                                                                                         0          972 056        -972 056
SECURITIES DEALT IN ANOTHER REGULATED MARKET
HEALTH & PERSONAL CARE
     100 000       100 000          0   Shantha Biotechnics                         82 600          516 461        -433 861
                                                                                    82 600          516 461        -433 861
MISCELLANEOUS
     103 125       103 125          0   Kumaran Systems Inc                        356 849          798 901        -442 052
     164 866       164 866          0   Modi Xerox Ltd                             123 707          283 823        -160 116
                                                                                   480 556        1 082 724        -602 168
TELECOMMUNICATIONS
     128 234       128 234          0   Indiainfo.com Ltd                                0           49 671         -49 671
                                                                                         0           49 671         -49 671
A) TOTAL INDIA INVESTMENTS                                                         563 156      114 155 848    -113 592 692

Consolidated Financial Information of InCentive Capital AG

                             CHANGE                 DESCRIPTION                 FAIR VALUE     FAIR VALUE
  HOLDING       HOLDING                                                        31 DEC. 2002   31 DEC. 2001      CHANGE
31 DEC. 2002  31 DEC. 2001                                                         CHF            CHF             CHF
B) NON-INDIA INVESTMENTS
BA) PUBLIC MARKETABLE SECURITIES LONG
HEALTHCARE
           0        14 300   -14 300   Abbott Labs                                        0      1 338 062      -1 338 062
      50 000        20 400    29 600   Abgenix Inc                                  511 331      1 151 812        -640 481
           0        40 000   -40 000   Acambis Plc ORD 10P                                0        340 798        -340 798
           0         5 500    -5 500   Adolor Corp                                        0        165 700        -165 700
           0        18 200   -18 200   Affymetrix Inc                                     0      1 153 145      -1 153 145
           0        18 300   -18 300   Alkermes                                           0        809 640        -809 640
           0         9 600    -9 600   Allergan Inc                                       0      1 209 254      -1 209 254
           0        30 000   -30 000   Altana AG                                          0      2 484 308      -2 484 308
           0         4 800    -4 800   Alteon Inc                                         0         36 656         -36 656
           0         3 200    -3 200   Ameri Source Bergen Corp                           0        341 319        -341 319
           0        46 200   -46 200   American Home Products Corp                        0      4 757 982      -4 757 982
      35 000         8 200    26 800   Amgen Inc                                  2 347 680        776 777       1 570 903
      24 300       200 000  -175 700   Amylin Pharmaceuticals Inc                   544 220      3 068 115      -2 523 895
           0        10 000   -10 000   Andrx Group                                        0      1 181 761      -1 181 761
           0         8 500    -8 500   Anthem Inc                                         0        706 187        -706 187
           0        27 000   -27 000   Applera Corp / Celera Genomics Group               0      1 209 505      -1 209 505
           0        13 300   -13 300   Aventis (Ex RP) EUR 3.819 ORDS                     0      1 556 507      -1 556 507
           0        15 000   -15 000   Aviron                                             0      1 252 002      -1 252 002
           0        19 800   -19 800   Barr Labs Inc                                      0      2 637 317      -2 637 317
           0         5 900    -5 900   Bausch & Lomb Inc                                  0        372 930        -372 930
      20 000             0    20 000   Baxter International Inc                     777 056              0         777 056
           0         6 500    -6 500   Bayer AG Npv Ords                                  0        344 722        -344 722
           0         4 700    -4 700   Beckman Coulter Inc Com                            0        349 460        -349 460
           0         6 100    -6 100   Biogen Inc                                         0        587 163        -587 163
           0         6 100    -6 100   Biovail Corp                                       0        575 901        -575 901
           0        21 600   -21 600   Cambridge Antibody Tech Group 10P Ords             0      1 012 302      -1 012 302
      25 000        25 000         0   Cardinal Health Inc Com                    2 053 301      2 713 134        -659 833
           0        28 100   -28 100   Caremark Rx                                        0        769 229        -769 229
           0        11 000   -11 000   Celgene Corp                                       0        589 320        -589 320
           0         8 400    -8 400   Celltech Group Plc 50P ORDS                        0        178 460        -178 460
           0        11 100   -11 100   Cepheid Inc                                        0         78 247         -78 247
           0         5 100    -5 100   Cima Labs Inc                                      0        309 438        -309 438
           0        26 500   -26 500   Corixa Corp                                        0        670 277        -670 277
           0         2 900    -2 900   Corvas Int'l Inc                                   0         31 881         -31 881
           0         2 600    -2 600   Cryolife Inc                                       0        130 915        -130 915
           0        40 300   -40 300   Cubist                                             0      2 432 317      -2 432 317
           0        16 300   -16 300   Curagen Corp                                       0        611 997        -611 997
           0        38 300   -38 300   CV Therapeutics Inc                                0      3 343 987      -3 343 987
           0        15 000   -15 000   CVS Corp                                           0        745 210        -745 210
      60 000        60 000         0   Deltagen Inc                                  39 963        926 477        -886 514
           0         6 600    -6 600   Edward Life Sciences Corp                          0        306 070        -306 070
           0        15 000   -15 000   Enzon Inc                                          0      1 416 905      -1 416 905
       5 000             0     5 000   First Biomed Limited Fund                  6 397 953              0       6 397 953
           0         6 900    -6 900   First Health Group Corp                            0        286 513        -286 513
           0         2 800    -2 800   Fisher Imaging Corp                                0         56 582         -56 582
           0        78 500   -78 500   Genaera Corp                                       0        513 842        -513 842
           0        10 200   -10 200   Genentech Inc                                      0        928 743        -928 743
           0        22 100   -22 100   Genset SA                                          0         99 037         -99 037
           0        10 300   -10 300   Genta Inc Com                                      0        246 001        -246 001

Consolidated Financial Information of InCentive Capital AG

  HOLDING        HOLDING      CHANGE                   DESCRIPTION                   FAIR VALUE     FAIR VALUE
31 DEC. 2002   31 DEC. 2001                                                         31 DEC. 2002   31 DEC. 2001     CHANGE
                                                                                        CHF            CHF           CHF
           0         13 800   -13 800   Genzyme Corp                                           0      1 386 473   -1 386 473
     200 000        132 400   67 600    Guilford Pharmaceuticals Inc                   1 104 530      2 666 642   -1 562 112
           0         14 100   -14 100   Healthcare Company Com STK                             0        912 066     -912 066
      55 000         30 000   25 000    Human Genome Sciences Inc                        672 362      1 697 869   -1 025 507
           0         11 400   -11 400   Humana Inc                                             0        225 587     -225 587
      50 000         66 700   -16 700   ICN Pharmaceuticals Inc                          756 936      3 750 301   -2 993 365
           0         11 100   -11 100   Icos Corp                                              0      1 070 121   -1 070 121
           0         23 500   -23 500   IDEC Pharmaceuticals Corp                              0      2 718 765   -2 718 765
     230 000        100 000   130 000   Igen International Inc                        13 675 492      6 730 384    6 945 108
           0         11 200   -11 200   ILEX Oncology                                          0        508 300     -508 300
           0          1 800   -1 800    ImClone Systems Inc                                    0        140 361     -140 361
           0         33 100   -33 100   Incyte Genomics Inc Com                                0      1 079 990   -1 079 990
           0          5 400   -5 400    Inhale Therapeutic Systems Inc                         0        168 125     -168 125
           0          6 400   -6 400    Interneuron Pharmaceuticals Inc                        0        119 126     -119 126
      20 000         10 000   10 000    Intuitive Surgical Inc                           170 952        168 344        2 608
           0         11 200   -11 200   Invitrogen Corp                                        0      1 164 165   -1 164 165
           0          6 500   -6 500    Kosan Bioscience                                       0         87 168      -87 168
      35 000         35 000        0    La Jolla Pharmaceutical Co                       315 679        525 171     -209 492
           0         51 200   -51 200   Ligand Pharmaceuticals Inc                             0      1 538 220   -1 538 220
      50 000         30 000   20 000    Medarex Inc                                      274 051        904 322     -630 271
           0          9 700   -9 700    MedImmune Inc                                          0        754 600     -754 600
           0          7 600   -7 600    Medtronic Inc                                          0        653 227     -653 227
           0          6 400   -6 400    MGI Pharmaceuticals Inc                                0        164 134     -164 134
           0         15 100   -15 100   Millennium Pharmaceuticals Inc                         0        621 178     -621 178
           0          3 300   -3 300    Millipore Corp Com                                     0        336 200     -336 200
      50 000         13 000   37 000    MIM Corp                                         402 404        388 382       14 022
           0          1 600   -1 600    Myriad Genetics                                        0        141 362     -141 362
           0          3 300   -3 300    Neorx Corp Com Par $0.02                               0         31 958      -31 958
     225 000        225 000        0    Neuromedical Systems Inc                               0              0            0
           0         38 000   -38 000   NPS Pharmaceuticals Inc                                0      2 442 743   -2 442 743
     215 000        230 000   -15 000   Orchid BioSciences Inc                           152 150      2 123 176   -1 971 026
     140 000        140 000        0    Oridion Systems Ltd                              280 000      1 435 000   -1 155 000
      25 000         31 800   -6 800    OSI Pharmaceuticals INC                          568 916      2 441 287   -1 872 371
           0          8 000   -8 000    Owens & Minor Inc                                      0        248 403     -248 403
           0          8 000   -8 000    Oxford Health Plans                                    0        404 696     -404 696
           0            600     -600    Perbio Science Ords                                    0         16 241      -16 241
           0          3 500   -3 500    Pfizer Inc                                             0        234 095     -234 095
     100 000          6 500   93 500    Pharmaceutical Resources Inc                   4 135 048        368 744    3 766 304
           0         89 420   -89 420   Phonak Holding AG                                      0      3 397 960   -3 397 960
           0         17 800   -17 800   Protein Design Labs Inc                                0        979 917     -979 917
           0         16 400   -16 400   Province Healthcare Co STK                             0        849 445     -849 445
           0          1 600   -1 600    Quest DiagnosticsInc                                   0        192 573     -192 573
           0          8 200   -8 200    Quintiles Transnational Corp                           0        220 894     -220 894
           0          9 500   -9 500    Rehabcare Corp Com                                     0        471 966     -471 966
           0         17 200   -17 200   Rite Aid Corp                                          0        146 075     -146 075
      50 000              0   50 000    Roche Holding AG                               4 817 500              0    4 817 500
           0          2 800   -2 800    Sanofi Synthelabo EU R2SHS                             0        347 596     -347 596
           0         20 000   -20 000   Schering-Plough Corp                                   0      1 202 070   -1 202 070
           0          6 500   -6 500    Seattle Genetics Inc                                   0         62 185      -62 185
           0          3 400   -3 400    Sepracor Inc                                           0        325 616     -325 616
           0         20 000   -20 000   Sequenom Inc                                           0        358 171     -358 171
           0         13 100   -13 100   Serono SA ADR                                          0        487 892     -487 892
           0            200     -200    SERONO SA CHF25 ORDS                                   0        289 800     -289 800
      90 000         90 000        0    Shire Pharmaceuticals Group plc -ADR           2 359 059      5 528 650   -3 169 591

Consolidated Financial Information of InCentive Capital AG

                               CHANGE                  DESCRIPTION                 FAIR VALUE     FAIR VALUE
  HOLDING        HOLDING                                                          31 DEC. 2002   31 DEC. 2001     CHANGE
31 DEC. 2002   31 DEC. 2001                                                           CHF            CHF            CHF
      73 000         28 500     44 500   SHL Telemedicine Ltd                         525 600        651 225       -125 625
           0            700       -700   Sigma Aldrich Corp Com                             0         46 302        -46 302
           0         44 231    -44 231   Smith & Nephew ORD                                 0        446 194       -446 194
           0          6 200     -6 200   Supergen Unc                                       0        149 015       -149 015
           0          3 200     -3 200   Tenet Healthcare Corp Com                          0        315 378       -315 378
           0          5 500     -5 500   Teva Pharmaceutical Industries Ltd ADR             0        568 919       -568 919
           0          7 400     -7 400   Thoratec Corp                                      0        211 143       -211 143
           0          6 800     -6 800   Transkaryotic Therapies Inc                        0        488 482       -488 482
           0         15 000    -15 000   Trimeris Inc Com                                   0      1 132 165     -1 132 165
           0        160 000   -160 000   Tularik Inc                                        0      6 450 427     -6 450 427
      10 000              0     10 000   UCB SA                                       436 140              0        436 140
   1 335 000      1 335 000          0   Vernalis Group plc                         3 046 960      6 490 236     -3 443 276
           0            700       -700   Versicor Inc                                       0         23 909        -23 909
           0          3 200     -3 200   Vertex Pharmaceuticals Inc                         0        132 070       -132 070
           0         20 000    -20 000   ViroPharma Inc                                     0        770 386       -770 386
           0         25 100    -25 100   Watson Pharmaceuticals Inc                         0      1 322 393     -1 322 393
           0          8 900     -8 900   Women First Healthcare Restricted                  0        149 228       -149 228
                                                                                   46 365 283    121 379 115    -75 013 832
TECHNOLOGY
           0         50 480    -50 480   3COM Corp                                          0        540 550       -540 550
     160 000        160 000          0   Advanced Lighting Technologies Inc            73 265        402 816       -329 551
           0        107 200   -107 200   Answerthink Inc                                    0      1 174 907     -1 174 907
      30 000         55 000    -25 000   Arbitron Inc                               1 394 538      3 152 455     -1 757 917
           0        100 000   -100 000   Computer Horizons Corp NV                          0        538 766       -538 766
     252 096        252 096          0   eGain Communications Corp                     73 460        592 365       -518 905
           0        200 000   -200 000   Lucent Technologies Inc                            0      2 111 427     -2 111 427
           0         40 000    -40 000   Motorola Inc                                       0      1 008 383     -1 008 383
           0         45 000    -45 000   SanDisk Corp                                       0      1 087 603     -1 087 603
           0         60 000    -60 000   Silicon Storage Technology Inc                     0        970 787       -970 787
           0         65 000    -65 000   SourcingLink.net Inc                               0         46 911        -46 911
     290 000        290 000          0   Telecomputing Norway                         636 884      2 079 999     -1 443 115
                                                                                    2 178 147     13 706 969    -11 528 822
STRATEGIC INVESTMENTS
   1 561 077        578 876    982 201   Centerpulse AG                           376 219 557     40 521 320    335 698 237
                                                                                  376 219 557     40 521 320    335 698 237
OTHER INVESTMENTS
     600 000        250 000    350 000   Allegiance Telecom Inc                       557 815      3 478 484     -2 920 669
           0         20 000    -20 000   Bankgesellschaft Berlin AG                         0         76 144        -76 144
           0         75 000    -75 000   Converium Holding AG                               0      6 052 500     -6 052 500
       8 000          8 000          0   Gutta                                              0            638           -638
     100 000              0    100 000   Placer Dome                                1 573 465              0      1 573 465
     150 000              0    150 000   Rowan Companies Inc                        4 724 778              0      4 724 778
      60 000          6 500     53 500   SIG Holding AG                             8 940 000      1 033 500      7 906 500
      10 000          7 601      2 399   Sulzer AG                                  1 880 000      1 938 255        -58 255
      11 600              0     11 600   Unigestion Holding AG                      1 136 800              0      1 136 800
      80 000              0     80 000   Tyco Int. Ltd                              1 896 017              0      1 896 017
           0         10 000    -10 000   Valdera Resources Ltd                              0              0              0
      57 000         23 220     33 780   Valora Holding AG                         15 105 000      5 607 630      9 497 370
     210 000         23 000    187 000   Zurich Financial Services                 27 090 000      8 958 500     18 131 500
                                                                                   62 903 875     27 145 651     35 758 224

Consolidated Financial Information of InCentive Capital AG

                               CHANGE                 DESCRIPTION                 FAIR VALUE    FAIR VALUE
HOLDING             HOLDING                                                      31 DEC. 2002  31 DEC. 2001    CHANGE
31 DEC. 2002   31 DEC. 2001                                                          CHF           CHF           CHF
     CONVERTIBLE BONDS
HEALTHCARE
0                   149 000   -149 000  Vertex Pharmaceuticals Inc 19.9.07 5%               0       167 555     -167 555
                                                                                            0       167 555     -167 555
BA) TOTAL PUBLIC MARKETABLE SECURITIES LONG NON-INDIA INVESTMENTS                 487 666 862   202 920 610  284 746 252
TOTAL PUBLIC MARKETABLE SECURITIES LONG                                           488 230 018   317 076 458  171 153 560
BB) PUBLIC MARKETABLE SECURITIES SHORT NON - INDIA INVESTMENTS
HEALTHCARE
0                    -1 600      1 600  Accredo Health Inc                                  0      -106 612      106 612
0                   -16 100     16 100  Aetna US Healthcare                                 0      -891 464      891 464
0                    -3 200      3 200  Affymetrix Inc                                      0      -202 751      202 751
0                    -2 400      2 400  Applera Corp                                        0      -107 512      107 512
-25 000                   0    -25 000  Arthrocare Corp                              -341 697             0     -341 697
0                   -11 900     11 900  Bristol Myers Squibb Co USD.10                      0    -1 018 621    1 018 621
0                   -18 000     18 000  Bruker Daltonics Inc                                0      -493 953      493 953
0                   -20 700     20 700  Cell Genesys Inc                                    0      -807 424      807 424
-40 000             -22 700    -17 300  Chiron Corp                                -2 086 950    -1 670 290     -416 660
0                   -25 000     25 000  Cytyc Corp                                          0    -1 095 156    1 095 156
0                   -17 600     17 600  Emisphere Technologies Inc                          0      -942 616      942 616
0                   -28 000     28 000  Genencor International Inc                          0      -750 043      750 043
0                   -25 000     25 000  Genta Inc Com                                       0      -597 091      597 091
0                   -10 000     10 000  Intermune Inc                                       0      -826 780      826 780
0                   -13 700     13 700  Johnson and Johnson                                 0    -1 358 950    1 358 950
0                    -8 200      8 200  Lilly ELI & Co                                      0    -1 080 937    1 080 937
-20 000                   0    -20 000  Martek Biosciences Corp                      -698 240             0     -698 240
0                    -4 800      4 800  Neurocrine Biosciences Inc                          0      -413 370      413 370
-20 000             -10 000    -10 000  Regeneron PharmaceuticaIs Inc                -513 690      -472 637      -41 053
-30 000                   0    -30 000  Scios Inc                                  -1 356 240             0   -1 356 240
-20 000                   0    -20 000  Telik Inc                                    -323 588             0     -323 588
0                   -28 000     28 000  Thoratec Corp                                       0      -798 918      798 918
0                    -3 300      3 300  Tularik Inc                                         0      -133 040      133 040
0                    -6 400      6 400  Walgreen Co                                         0      -361 568      361 568
                                                                                   -5 320 405   -14 129 733    8 809 328
BB) TOTAL PUBLIC MARKETABLE SECURITIES SHORT NON-INDIA INVESTMENTS                 -5 320 405   -14 129 733    8 809 328
TOTAL PUBLIC MARKETABLE SECURITIES NET NON-INDIA INVESTMENTS                      482 346 457   188 790 877  293 555 580

Consolidated Financial Information of InCentive Capital AG

  HOLDING        HOLDING      CHANGE                DESCRIPTION                 FAIR VALUE    FAIR VALUE
31 DEC. 2002   31 DEC. 2001                                                    31 DEC. 2002  31 DEC. 2001     CHANGE
                                                                                        CHF           CHF           CHF
    BC) DERIVATIVES LONG
HEALTHCARE
           0             69       -69  Abbott Laboratories 18.01.03 C40 USD               0       195 718      -195 718
           0             13       -13  Abbott Laboratories 19.01.03 P60 USD               0         9 819        -9 819
           0            136      -136  Abgenix Inc 19.01.02 P40 USD                       0       154 077      -154 077
           0             27       -27  Aetna Inc-new 16.02.02 P35 USD                     0        13 821       -13 821
           0             54       -54  Amgen Inc 19.01.02 C55 USD                         0        25 831       -25 831
           0         65 000   -65 000  Antigenics contingent value rights                 0            11           -11
           0             79       -79  AstraZeneca PLC-Spons ADR                          0         6 298        -6 298
                                       19.01.02 P45 USD
           0             31       -31  Biomet Inc 20.04.02 C25 USD                        0        35 121       -35 121
           0             28       -28  Imclone Systems 19.01.02 P75 USD                   0       133 936      -133 936
           0             54       -54  Medtronic Inc 19.01.02 C40 USD                     0       101 056      -101 056
           0             34       -34  OSI Pharmaceuticals Inc 19.01.02 C40               0        35 666       -35 666
                                       USD
           0            292      -292  Pfizer Inc 18.01.03 C30 USD                        0       563 607      -563 607
           0            285      -285  Schering-Plough Corp 18.01.03 C30 USD              0       399 417      -399 417
           0            230      -230  Schering-Plough Corp 19.01.02 C30 USD              0       225 829      -225 829
           0             27       -27  Walgreen Co 19.01.02 P35 USD                       0         8 157        -8 157
           0             14       -14  Zimmer Holdings Inc 19.01.02 USD                   0        13 041       -13 041
                                                                                          0     1 921 405    -1 921 405
STRATEGIC INVESTMENTS
     146 000              0   146 000  Centerpulse AG 10.01.03 C200               8 146 800             0     8 146 800
      80 000              0    80 000  Centerpulse AG 14.02.03 C195               4 188 000             0     4 188 000
     105 000              0   105 000  Centerpulse AG 21.05.03 C230               4 238 850             0     4 238 850
     200 000              0   200 000  Centerpulse AG 12.02.03 C200               8 936 000             0     8 936 000
      38 000              0    38 000  Centerpulse AG 15.05.03 C240                 670 480             0       670 480
     100 000              0   100 000  Centerpulse AG 19.03.03 C220               2 978 930             0     2 978 930
           0         50 000   -50 000  Sulzer Basket 07.02.02 C750                        0         5 000        -5 000
           0         23 000   -23 000  Sulzer Basket 07.02.02 C900                        0           230          -230
           0         98 000   -98 000  Sulzer Medica AG 22.03.02 C150                     0        41 160       -41 160
                                                                                 29 159 060        46 390    29 112 670
OTHER INVESTMENTS
       1 220              0     1 220  Comex Gold Future Febr. 31.01.03 100:1     3 507 159             0     3 507 159
         200              0       200  Comex Silber Future March 28.02.03           407 954             0       407 954
                                       50:1
         100              0       100  CME CHF/USD Future 17.03.03 125000:1         126 619             0       126 619
           0         49 000   -49 000  Sulzer AG 22.03.02 C450                            0         4 900        -4 900
                                                                                  4 041 732         4 900     4 036 832
BC) TOTAL DERIVATIVES LONG                                                       33 200 792     1 972 695    31 228 097

Consolidated Financial Information of InCentive Capital AG

                              CHANGE                  DESCRIPTION                 FAIR VALUE     FAIR VALUE
  HOLDING       HOLDING                                                          31 DEC. 2002   31 DEC. 2001     CHANGE
31 DEC. 2002  31 DEC. 2001                                                           CHF            CHF            CHF
BD) DERIVATIVES SHORT
HEALTHCARE
0                      -17         17   Amgen Inc 19.01.02 C65 USD                         0           -571            571
0                      -27         27   Barr Laboratories Inc 19.01.02 C75 USD             0        -26 510         26 510
0                      -15         15   Cephalon Inc 19.01.02 P75 USD                      0         -8 812          8 812
0                      -63         63   Cor Therapeutics 19.01.02 P30 USD                  0        -65 558         65 558
0                      -67         67   Icos Corporation 19.01.02 C65 USD                  0         -5 622          5 622
0                     -127        127   Immunex Corp 19.01.02 P25 USD                      0        -10 658         10 658
                                                                                           0       -117 731        117 731
STRATEGIC INVESTMENTS
-50 000                  0    -50 000   Centerpulse AG 24.01.03 P200                 -85 500              0        -85 500
-30 000                  0    -30 000   Centerpulse AG 19.03.03 P210                -328 200              0       -328 200
-100 000                 0   -100 000   Centerpulse AG 19.03.03 P220                -848 753              0       -848 753
-146 000                 0   -146 000   Centerpulse AG 10.01.03 P200                -810 300              0       -810 300
-80 000                  0    -80 000   Centerpulse AG 14.02.03 P195                -511 200              0       -511 200
-105 000                 0   -105 000   Centerpulse AG 21.05.03 P230              -3 041 850              0     -3 041 850
-38 000                  0    -38 000   Centerpulse AG 15.05.03 P240                -613 371              0       -613 371
-200 000                 0   -200 000   Centerpulse AG 12.02.03 P200                -704 000              0       -704 000
0                  -16 000     16 000   Sulzer Basket 26.07.02 P775                        0     -6 116 750      6 116 750
0                  -50 000     50 000   Sulzer Basket 07.02.02 P750                        0    -17 700 000     17 700 000
0                  -23 000     23 000   Sulzer Basket 07.02.02 P900                        0    -11 615 000     11 615 000
0                  -60 000     60 000   Sulzer Basket 07.03.02 P800                        0    -24 557 226     24 557 226
0                  -98 000     98 000   Sulzer Medica AG 22.03.02 P150                     0     -7 938 000      7 938 000
                                                                                  -6 943 174    -67 926 976     60 983 802
OTHER INVESTMENTS
0                  -49 000     49 000   Sulzer AG 22.03.02 P450                            0     -9 481 500      9 481 500
0                  -27 500     27 500   Sulzer AG 31.01.02 C250                            0       -430 925        430 925
0                  -20 000     20 000   Unaxis Holding AG 19.06.02 P345.3                  0     -3 390 800      3 390 800
-20 000                  0    -20 000   Unaxis Holding AG 20.05.03 P251.5         -3 169 400              0     -3 169 400
0                  -10 000     10 000   Zurich Financial Serv. 15.02.02 P450               0       -660 000        660 000
                                                                                  -3 169 400    -13 963 225     10 793 825
BD) TOTAL DERIVATIVES SHORT                                                      -10 112 574    -82 007 932     71 895 358
TOTAL DERIVATIVES NET                                                             23 088 218    -80 035 237    103 123 455
B) TOTAL NON-INDIA INVESTMENTS                                                   505 434 675    108 755 640    396 679 035
TOTAL MARKETABLE SECURITIES                                                      505 997 831    222 911 488    283 086 343

Consolidated Financial Information of InCentive Capital AG

2. PRIVATE EQUITY
HEALTHCARE
209 723            209 723        0    MSC Regenos AG (from merger with Osiris      436 518      2 148 177     -1 711 659
                                       Therapeutics Inc)
1                        1        0    Pamot Asset Limited Partnership              138 760        594 655       -455 895
208 768            208 768        0    Physiome Sciences Inc                        475 086      1 465 398       -990 312
236 686            236 686        0    Structural Genomix Inc                       660 135      3 020 895     -2 360 760
                                                                                  1 710 499      7 229 125     -5 518 626
TECHNOLOGY
0                   16 127   -16 127   AIC Advanced Integration Company AG                0      3 870 480     -3 870 480
50 000              50 000        0    BCAB AG                                    2 750 000      4 228 000     -1 478 000
273                    273        0    Catalyst World Wide Ventures N.V             483 926      1 152 421       -668 495
0                   20 000   -20 000   Digital-Logic AG                                   0      2 080 000     -2 080 000
1 261 682        1 261 682        0    Inceptor                                           0      2 071 689     -2 071 689
1                        1        0    MI Capital LLC                                     0        805 550       -805 550
3 024 683        3 024 683        0    NetByTel                                     155 411      2 807 712     -2 652 301
746 534            746 534        0    Warrants NetByTel 15.05.03                         0              0              0
1 428 571        1 428 571        0    Pixel Devices                                182 123      3 984 021     -3 801 898
667                      0      667    Restek Ltd                                       155              0            155
929 368            929 368        0    USA DATA                                   2 098 051      3 984 021     -1 885 970
                                                                                  5 669 666     24 983 894    -19 314 228
OTHER INVESTMENTS
275 000            275 000        0    Allied World Assurance Holdings Ltd        4 166 963      5 202 533     -1 035 570
                                                                                  4 166 963      5 202 533     -1 035 570
TOTAL PRIVATE EQUITY                                                             11 547 128     37 415 552    -25 868 424
3. FORWARD FOREX CONTRACTS
                                       Forward Forex Contracts Long                 419 510      3 774 924     -3 355 414
                                       Forward Forex Contracts Short                      0       -918 537        918 537
TOTAL FORWARD FOREX CONTRACTS NET                                                   419 510      2 856 387     -2 436 877
TOTAL INVESTMENTS                                                               517 964 469    263 183 427    254 781 042

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED SCHEDULE OF MOVEMENTS IN INVESTMENTS
1 January to 31 December 2002

                                                          COST OF          REALIZED         UNREALIZED         MARKET
                                                        INVESTMENTS      GAINS/LOSSES      GAINS/LOSSES         VALUE
A) MARKETABLE SECURITIES                                    CHF              CHF               CHF               CHF
1 JANUARY 2002                                          254 434 202                        -31 522 714       222 911 488
Cost of purchases                                       942 730 722                                          942 730 722
Cost of sales                                              -791 541                                             -791 541
                                                                514                                                  514
Realized gains                                                           204 899 400
Realized losses                                                          -115 950 144
Change in unrealized market gains                                                          304 994 066       304 994 066
Change in unrealized market losses                                                         -173 111 720         -173 111
                                                                                                                     720
Change in unrealized exchange gains/losses                                                      14 789            14 789
                                                        151 189 208       88 949 256       131 897 135       283 086 343
31 DECEMBER 2002                                        405 623 410                        100 374 421       505 997 831
B) PRIVATE EQUITY
1 JANUARY 2002                                           47 736 060                        -10 320 508        37 415 552
Cost of purchases                                        11 813 155                                           11 813 155
Cost of sales                                           -25 598 595                                          -25 598 595
Realized gains                                                                     0
Realized losses                                                          -19 409 096
Change in unrealized market gains                                                            7 827 723         7 827 723
Change in unrealized market losses                                                         -16 450 026       -16 450 026
Change in unrealized exchange gains/losses                                                  -3 460 681        -3 460 681
                                                        -13 785 440      -19 409 096       -12 082 984       -25 868 424
31 DECEMBER 2002                                         33 950 620                        -22 403 492        11 547 128
C) TOTAL INVESTMENTS (EXCLUDING FORWARD FOREX
 CONTRACTS)
1 JANUARY 2002                                          302 170 262                        -41 843 222       260 327 040
Cost of purchases                                       954 543 877                                          954 543 877
Cost of sales                                              -817 140                                             -817 140
                                                                109                                                  109
Realized gains                                                           204 899 400
Realized losses                                                          -135 359 240
Change in unrealized market gains                                                          312 821 789       312 821 789
Change in unrealized market losses                                                         -189 561 746         -189 561
                                                                                                                     746
Change in unrealized exchange gains/losses                                                  -3 445 892        -3 445 892
                                                        137 403 768       69 540 160       119 814 151       257 217 919
31 DECEMBER 2002                                        439 574 030                         77 970 929       517 544 959

Consolidated Financial Information of InCentive Capital AG

A. ACCOUNTING POLICIES

The consolidated financial statements of InCentive Capital AG ("the Company") have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Committee
(IASC) including IAS 39 "Financial Instruments: Recognition and Measurement".

Note 1    PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of the Company comprise the annual financial statements of the Company itself as well as those of all subsidiaries in which they, directly or indirectly, have an interest of more than one half of the voting rights, or have the power to exercise control over operations. Subsidiary companies are consolidated from the date of acquisition or incorporation using the purchase method. The consolidated financial statements of the Company include the accounts of the following wholly owned subsidiaries:

InCentive Capital AG, Zug

- Taj Investments Limited, Port Louis, Mauritius
- InCentive Investment (Jersey) Limited, St Helier, Jersey
- BioCentive Limited, Hamilton, Bermuda
- InCentive Investment Services AG, Zurich, Switzerland
- BioCentive AG, Zug, Switzerland
- Centive AG, Zug, Switzerland
- ImmoCentive AG, Zug, Switzerland

The consolidated financial statements are denominated in Swiss Francs (CHF). The Companies' and their subsidiaries' books and records are also maintained in Swiss Francs, this being the functional currency of all the companies. Thus, no translation differences result on consolidation.

INVESTMENT IN ASSOCIATES
Investments in associates are accounted for by the equity method of accounting. Associated companies are those companies in which InCentive Capital AG has an interest of between 20% and 50% of the voting rights and over which it exercises significant influence but which it does not control.

An investment which is held exclusively with a view to its subsequent disposal in the near future is not accounted for by the equity method of accounting. This is in line with the strategic investment policy of InCentive Capital AG as described in the offering circular and listing memorandum of November 2000.

Note 2    SIGNIFICANT ACCOUNTING POLICIES

FOREIGN CURRENCY TRANSLATION
Foreign currency transactions are accounted for at exchange rates prevailing at the date of the transaction. At year-end, assets and liabilities denominated in foreign currencies are translated into Swiss francs at the exchange rate in force at balance sheet date. Gains and losses resulting from the settlement of such transactions and from translation at year-end are recognized in the income statement.

The following exchange rates were used:

                                                              31 DECEMBER 2002   31 DECEMBER 2001
US Dollar                                                               1.3876             1.6784
Norwegian Krone                                                        19.9650            18.3908
Indian Rupee                                                            0.0289             0.0345
Euro                                                                    1.4538             1.4814
Great Britain Pound                                                     2.2267             2.4308
Swedish Krone                                                          15.8800                n/a
Canadian Dollar                                                         0.8810                n/a

FINANCIAL INSTRUMENTS
The majority of the InCentive Capital AG Group's balance sheet positions qualify as financial instruments as defined by IAS 39. Their particular recognition methods adopted are disclosed in the specific comments related to each item.

Consolidated Financial Information of InCentive Capital AG

CASH AND CASH EQUIVALENTS
Cash and cash equivalents include cash in hand plus current accounts with banks and time deposits due within three months.
ACCOUNTING FOR INVESTMENT TRANSACTIONS
Investment securities transactions are accounted for on a trade date basis. The Company uses the "first in first out" cost method for determining the realized gain or loss on disposal of investments, which is booked through the profit and loss account. Upon realization the corresponding unrealized gains and losses from previous periods are reversed. Dividend income and other distributions are recorded net of non-refundable withholding taxes on the ex-dividend date. Interest income is recorded on an accrual basis.
INVESTMENTS IN MARKETABLE SECURITIES
Investments in marketable securities are recorded at fair market value. Securities that are traded on a stock exchange or any other regulated market are valued on the basis of their last available prices. Securities that are listed on more than one stock exchange are valued at prices as available on what constitute their main markets.
Securities that are not listed on any stock exchange but are regularly traded over the counter are valued at their last available market price.
In accordance with IAS 39 "Financial Instruments: Recognition and Measurement" investments are classified as available for sale. Gains and losses arising from a change in the fair value of the securities are included in net profit or loss. DERIVATIVES
Derivative financial instruments including foreign exchange contracts, precious metals, futures and equity-linked options (both written and purchased) are initially recognized in the balance sheet at cost (including transaction costs) and are subsequently remeasured at their fair value. Fair values are obtained from quoted market prices.
PRIVATE EQUITY
The Company holds unquoted investments that are classified as "private equity" in the balance sheet. These investments are valued at their fair value, as determined in good faith by the board of directors and taking into consideration prices recently paid by independent third parties. Gains and losses arising from a change in the fair value of the securities are included in net profit or loss. As soon as an IPO has taken place, an investment is reallocated to marketable securities and is valued as such.
CAPITAL INCREASE COSTS
For capital increase at nominal value, the related issuance costs are recorded as an expense in the income statement. To the extent that a capital increase occurs at a premium, the related issuance costs are charged directly against additional paid-in capital in shareholders' equity.
TAXES
InCentive Capital AG was granted holding Company status by the local tax authorities of Zug. The holding Company status results in complete income tax exemption and a reduced capital taxation for cantonal and communal tax purposes. For Swiss federal tax purposes, InCentive Capital AG will benefit from a participation relief with respect to dividend income and capital gains from qualifying participations. Other income and the portion of dividends and capital gains to which the participation relief does not apply are subject to a deductible corporate income tax of 8.5%. No capital tax is levied at the federal level.
InCentive Capital AG invests in India through its Mauritius subsidiary, Taj Investments Ltd, and expects to obtain treaty benefits under the double taxation treaty between Mauritius and India based on the tax residence certification from the Mauritius authorities. In Mauritius, Taj Investments Ltd is liable to income tax under the current Mauritius legislation at the rate of 0%. As from tax year of assessment 2003/04, the Company is liable to tax in Mauritius at 15% on its taxable income. It is however entitled to a tax credit equivalent to the higher of the actual foreign tax suffered and 80% of the Mauritian tax on its foreign source income. Capital gains of the Company are exempt from tax in Mauritius. For the years ended 31 December 2002 and 2001, no provision for Mauritius taxes are considered necessary as a result of accumulated tax losses recorded by Taj Investments Ltd. The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.
The subsidiaries InCentive Investment (Jersey) Ltd and BioCentive Limited, Hamilton, Bermuda, are not subject to income taxes.
As a consequence of the tax status of InCentive Capital AG, no deferred tax assets are recognized on timing differences and on tax loss carry-forwards. Taxes payable as a result of consolidation are dealt with in accordance with IAS 12.

Consolidated Financial Information of InCentive Capital AG

TREASURY SHARES
Treasury shares are own shares owned by the Company. They are valued at purchase cost and are presented as a deduction from equity. Gains or losses on sales of own shares are charged or credited to the retained earnings account in equity.
B. NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                               31 DECEMBER 2002     31 DECEMBER 2001
NOTE 1 CASH AND CASH EQUIVALENTS                                     CHF                  CHF
Cash in hand and at banks                                             24 043 056           37 538 438
Time deposits                                                        157 673 640          217 697 538
TOTAL                                                                181 716 696          255 235 976

Note 2    INVESTMENTS
Details of the investments held at 31 December 2002 and 2001 are shown in the Consolidated schedule of investments. Details of the realized and unrealized gains and losses for the year of 2002 are presented in the Consolidated schedule of movements in investments.

DATE            POSITIONS        MARKET VALUE   LATEST EXPIRING DATE   COVERING SHARES   CONTRACT VOLUME
31.12.2002  6 purchased call       29 159 060             21.05.2003           669 000       140 070 000
            options
31.12.2002  9 sold put options     10 112 574             21.05.2003           769 000       161 400 000
31.12.2001  13 purchased call       1 646 576             20.04.2002           326 300       100 754 746
            options
31.12.2001  6 purchased put           326 108             16.02.2002            31 000         2 310 318
            options
31.12.2001  11 sold put            81 544 304             26.07.2002           346 500       167 794 930
            options
31.12.2001  4 sold call               463 628             31.01.2002            38 600         8 131 282
            options

The "private equity" investment in MI Capital LLC is a pure investment without further obligations to the Company.

                                                               31 DECEMBER 2002     31 DECEMBER 2001
NOTE 3 OTHER RECEIVABLES                                             CHF                  CHF
Loan due from Digital-Logic AG                                                 0           10 313 000
Withholding taxes receivable                                             340 552            1 481 534
Other accounts receivable                                                 39 068                3 990
Loan due from Restek Ltd                                               4 002 000                    0
TOTAL                                                                  4 381 620           11 798 524

                                                               31 DECEMBER 2002     31 DECEMBER 2001
NOTE 4 ACCOUNTS PAYABLE                                              CHF                  CHF
Directors' fee                                                           701 662              451 748
Social security                                                           33 308               50 636
Accounting and administration fees                                        93 087              187 511
Asset management fees                                                  2 304 201            2 281 915
TOTAL                                                                  3 132 258            2 971 810

Consolidated Financial Information of InCentive Capital AG

                                                             31 DECEMBER 2002       31 DECEMBER 2001
                  NOTE 5 ACCRUED EXPENSES                                 CHF                    CHF
Investment advisory fees                                               93 883                482 287
Professional fees                                                     165 983                      0
Custodian fees                                                          1 434                634 118
Audit and administration fees                                         163 009                471 627
Management fees                                                     2 081 400              4 833 300
Guarantee                                                             750 000                      0
Capital tax                                                           404 894                420 397
TOTAL                                                               3 660 603              6 841 729

              NOTE 6 OTHER CURRENT LIABILITIES               31 DECEMBER 2002       31 DECEMBER 2001
                                                                          CHF                    CHF
Tax at source                                                          56 000                 40 360
TOTAL                                                                  56 000                 40 360

Note 7    INCOME TAX ACCRUAL

The income tax accrual can be split into current and deferred tax accruals as follows:

CURRENT TAX ACCRUAL

Balance at 1 January 2002                                                157 235
Taxes paid                                                                     0
Subtotal at 31 December 2002                                             157 235

DEFERRED TAX ACCRUAL

Provision at 1 January 2002                                               68 246
Release of deferred tax accrual                                          -68 246
Subtotal at 31 December 2002                                                   0
TOTAL INCOME TAX ACCRUAL                                                 157 235

Tax expense is calculated using the liability method, in which deferred taxes are determined by applying a future expected tax rate on temporary differences arising between the tax basis of assets and liabilities and their carrying values for financial reporting purposes.

Of the net consolidated income before tax of InCentive Capital AG of CHF 178 431 092 (gain) in 2002 (2001: CHF - 441 335 917 (loss)), CHF 977 416 (gain) (2001:
CHF - 25 564 530 (loss)) came from Taj Investments Ltd, Mauritius, where the applicable tax rate is nil.

The current tax accrual resulted from dividends not qualifying for participation relief, realized capital gains and interest in Incentive Investment AG prior to the merger on 31 October 2000 that are subject to the federal income tax. The deferred tax accrual results from unrealized capital gains not qualifying for participation relief of CHF 0 (2001: CHF 870 480) that are subject to the federal income tax at the effective rate of 7.84%.

At 31 December 2002 InCentive Capital AG had Swiss tax loss carry-forwards of CHF 41 878 941 (2001: CHF 78 036 573). As the utilization of these loss carry-forwards by set-off against future taxable profits is very uncertain due to the participation relief for federal income tax, and the effective income tax rate may be nil, no deferred tax asset is recognized in the financial statement.

Note 8    SHARE CAPITAL

The Company's share capital as per 31 December 2002 comprised 2 147 202 (31 December 2001: 2 147 202) bearer shares with a nominal value of CHF 20 each.

Consolidated Financial Information of InCentive Capital AG

At the ordinary general meeting of 15 May 2002, the Board of Directors of InCentive Capital was authorized as per Article 651 of the Swiss Code of Obligations to increase the share capital by maximum CHF 21 472 020 divided into 1 073 601 bearer shares with a nominal value of CHF 20 ("Genehmigte Kapitalerhohung") which had not been issued by 31 December 2002.

In addition, at the ordinary general meeting of 15 May 2002, the Board of Directors of InCentive Capital was authorized as per Article 653 of the Swiss Code of Obligations to increase the share capital by maximum CHF 21 472 020 divided into 1 073 601 bearer shares with a nominal value of CHF 20 ("Bedingte Kapitalerhohung") which had not been issued by 31 December 2002.

Note 9    SHAREHOLDERS' EQUITY AND EARNINGS PER SHARE

THE SHARE CAPITAL COMPRISES AS FOLLOWS:                       31 DECEMBER 2002    31 DECEMBER 2001
Number of authorized, issued and paid shares                         2 147 202           2 147 202
Nominal value per share (in CHF)                                            20                  20
Gain/Loss ( - ) per year (in CHF)                                  178 431 092        -441 335 917
Weighted average number of shares                                    2 107 232           2 142 420
Net gain/loss ( - ) per share (in CHF)                                      85                -206
Net asset value (excluding treasury shares) per share as per
 31 December (in CHF)                                                      326                 243

                                                              31 DECEMBER 2002    31 DECEMBER 2001
NOTE 10 OTHER INCOME                                                CHF                 CHF
Released accruals                                                    2 081 400                   0
Other                                                                2 384 459             237 276
TOTAL                                                                4 465 859             237 276

Note 11    OTHER ADMINISTRATIVE EXPENSES

Prior-year figure considers the costs of the public tender offer for all the publicly held registered shares of Sulzer AG, Winterthur.

Note 12    RESTRICTIONS ON ASSETS

There are no restrictions on the Companies' assets.

Note 13    FINANCIAL INSTRUMENTS

The various risks associated with the financial instruments can be summarized as follows:

Concentration risk
At 31 December 2002, significant portions of the Company's net assets are concentrated in:

- Current assets and short-term time deposits with various first-class counterparties.

- Indian securities, which involve certain consideration and risks not typically associated with investments in other more developed markets. In addition to its smaller size, lower liquidity and greater volatility, the Indian securities market is less developed and there is often substantially less publicly available information about Indian issuers than there is in developed markets.

- Future economic and political developments in India could adversely affect the liquidity or value, or both, of the securities in which the Companies are invested. Furthermore, the Companies' ability to hedge their currency risk is limited and, accordingly, the Companies may be exposed to currency devaluations and other exchange rate fluctuations.

- Financial instruments (shares,options etc.) of/on a single company as the purpose of InCentive Capital AG is the direct or indirect acquisition, management and disposal of all forms of participations in quoted and unquoted domestic and foreign companies with no regard to risk diversification.

Consolidated Financial Information of InCentive Capital AG

CREDIT RISK
The Company has no significant concentrations of credit risk. Cash and cash equivalents and investments are held with first-rate financial institutions. MARKET RISK
In keeping with its objectives a major part of the Company's assets are invested in marketable securities. The Company is thus subject to price fluctuations in currency and stock markets.
INTEREST RISK
The Company is in principal equity-financed and has no long-term interest rate risk exposures.
Note 14    MANAGEMENT FEES
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
Morgan Stanley Dean Witter Investment Management Inc., New York, has been Investment Advisor of Taj Investments Ltd. For its services under the Investment Advisory Agreement, the Investment Advisor receives a fee from Taj Investments Ltd, Mauritius, payable in US Dollars at an annual rate of 1% of Taj Investments Ltd average net assets (the "Fixed Fee"). The Fixed Fee is calculated on the Friday of each week ("Valuation Date"), and is paid quarterly in arrears. INCENTIVE ASSET MANAGEMENT AG
InCentive Asset Management AG, Zurich, (100% owned by Rene Braginsky), has been Investment Advisor of InCentive Capital AG. For its services under the Investment Advisory Agreement, the Investment Advisor receives a fee from InCentive Capital AG, Zug, payable in Swiss Francs and based on a quarterly rate of 0.3% of InCentive Capital AG's net assets at the end of each quarter.
MERLIN BIOMED NORTH, INC.
Merlin Biomed North, Inc., New York, has been an Investment Advisor for BioCentive Ltd. For services under the Investment Advisory Agreement, the Investment Advisor receives a management fee from BioCentive Ltd, payable in US Dollars and based on a quarterly rate of 0.2% of the net asset value of the managed assets at the beginning of each quarter. The Investment Advisor is entitled to a performance fee of up to 16% of the appreciation in excess of a hurdle of 8% of the net asset value of the managed assets, payable at year-end. The agreement has been cancelled in August 2002.
Note 15    RELATED PARTY TRANSACTIONS
Parties are considered to be related if one party has the ability to control the other party or to exercise significant influence over the other party in making financial or operational decisions.
The following related parties are considered relevant to the Company as of 31 December 2002 as well as 31 December 2001:
Members of the board of directors and the CEO of the Company
InCentive Asset Management AG, Zurich, Switzerland
Mesco Ltd, Ridgefield, USA
Bar & Karrer, Zurich, Switzerland

   THE RELATED PARTY TRANSACTIONS COMPRISE THE FOLLOWING:     31 DECEMBER 2002        31 DECEMBER 2001
Asset management fees                                                8 688 451               8 185 607
Legal and advisory fees                                                671 204                 590 234
Directors' remuneration                                                823 153                 497 568

The related party transactions are based on customary business contracts (see
Note 14) and are effected at normal market conditions.
Note 16    CONTINGENT LIABILITIES AND OFF-BALANCE SHEET TRANSACTIONS
According to a shareholders agreement concerning Restek Ltd, dated 19/24/25 July 2002 InCentive Investment (Jersey) Ltd has agreed to subscribe - upon first request from the directors of Restek Ltd - another 500 registered shares at GBP
0.10 par value each under exchange of the subscription rights and at the same time to grant a further interest-free loan of CHF 3 000 000 to Restek Ltd.

Consolidated Financial Information of InCentive Capital AG

On behalf of InCentive Investment (Jersey) Ltd, letters of indemnity regarding unlimited amounts and maturities were issued in favour of five international banks. In these letters, InCentive Capital AG guarantees the full and punctual payment of all amounts owed by the subsidiary in connection with transactions entered into with the five banks.

The Company shows no borrowings of securities as at 31 December 2002 (31 December 2001: 174 299 registered shares of Sulzer AG, fair value per share CHF 255, fair value in total CHF 44 446 245).

There were no other contingencies and off-balance sheet transactions as at the balance sheet dates, with the exception of the option contracts mentioned in
Note 2 above.

Note 17    CUSTODIANS
As at 31 December 2002 shares are deposited at:
- Swiss American Securities Inc, New York
- UBS, Zurich
- SIS SegaInterSettle, Zurich
- Bank Sal. Oppenheim jr. & Cie (Schweiz) AG, Zurich
- Sal. Oppenheim jr. & Cie KgaA, Cologne
- BNP Paribas, New York
- JP Morgan Chase, Luxembourg
- ABN AMRO Bank N.V., Amsterdam Zurich Branch
- Lehman Brothers Finance S.A., Zurich
- Morgan Stanley Dean Witter, New York
- Prudential Securities Inc, New York

Note 18    SIGNIFICANT SHAREHOLDERS

The Company has issued exclusively bearer shares. The Company is aware of the following shareholders with interests exceeding 5%:

                                                              31 DECEMBER 2002
Zurich Financial Services, Zurich, Switzerland                          24.96%
III Institutional Investors International Corp., Grand
 Cayman, Cayman Islands                                                 20.87%
Rene Braginsky, Zurich, Switzerland                                     20.00%
Family Hans Kaiser, Switzerland                                         11.01%

Note 19    SEGMENT REPORTING

InCentive Capital AG's sole business segment is the direct or indirect acquisition, management and disposal of all forms of participation in quoted and unquoted domestic and foreign companies, resulting in no segment disclosure reporting as per IAS 14.

Note 20    SUBSEQUENT EVENTS

On 20 March 2003, Smith & Nephew Group Plc, London, UK, pre-announced two parallel public tender offers for all publicly held shares of Centerpulse Ltd and InCentive Capital Ltd.

This was the consequence of a transaction agreement of the same date in which Smith & Nephew and Centerpulse agreed to combine their businesses to create a leading global orthopedics company. Under said transaction agreement, Smith & Nephew undertook to achieve this combination by way of a share and cash offer for all publicly held registered shares in Centerpulse.

With some 19% of the share capital and voting rights of Centerpulse, InCentive Capital is the largest shareholder of the company. Therefore, Smith & Nephew also entered into a transaction agreement with InCentive Capital under which it undertook to acquire, inter alia, InCentive Capital's interest in Centerpulse by way of a share and cash offer for all publicly held shares of InCentive Capital.

The transaction agreement was complemented by a tender agreement, in which InCentive's main shareholders, namely Zurich Versicherungs-Gesellschaft, III Institutional Investors International Corp., Mr. Rene Braginsky and the Hans Kaiser family, who together hold approximately 77% of InCentive Capital's outstanding shares, undertook, inter alia, to tender their InCentive Capital shares under the tender offer submitted by Smith & Nephew Group Plc. The Board of Directors of InCentive Capital has recommended its shareholders to accept the offer. For details of the proposed transactions we refer to the offer documents.

On behalf of InCentive Investment (Jersey) Ltd, InCentive Asset Management AG signed a subscription form, dated 30 December 2002 re Bogar AG, Zurich, for 15 100 registered shares with a par value of CHF 10 each at a price of CHF 360, moreover a told maximum of 19% of Bogar AG.

There have been no other material post-balance sheet events that would require disclosure or adjustment to the financial statements.

On 19 March 2003, the board of directors reviewed the financial statements and authorized them for issue. These financial statements will be submitted to the annual general meeting of shareholders to be held on 5 June 2003 for approval.

Statutory Financial Information of InCentive Capital AG

BALANCE SHEET
31 December 2002/2001

                                                              31 DECEMBER 2002            31 DECEMBER 2001
                                                                    CHF                         CHF
ASSETS
Cash and due from banks                                            111 232 527                 113 498 798
Investments
 Marketable securities                                               2 580 000                   7 790 000
 Replacement values of forward forex contracts                               0                   1 674 802
Due from group companies                                                     0                 108 837 655
Other receivables                                                      341 859                   1 484 302
Accrued income and prepaid expenses                                     14 847                      62 604
TOTAL CURRENT ASSETS                                               114 169 233                 233 348 161
Non-current financial investments                                      483 926                   4 152 421
Own shares                                                           3 720 088                   9 147 627
Participations                                                     434 084 303                 312 052 508
TOTAL NON-CURRENT ASSETS                                           438 288 317                 325 352 556
TOTAL ASSETS                                                       552 457 550                 558 700 717
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                                     3 068 755                   2 176 768
Due to group companies                                               1 404 391                  25 364 491
Accrued expenses                                                     1 746 230                     713 937
Provision for participations                                                 0                  10 241 000
Other current liabilities                                               56 000                      40 360
TOTAL CURRENT LIABILITIES                                            6 275 376                  38 536 556
Share capital                                                       42 944 040                  42 944 040
General legal reserve                                              461 536 688                 506 109 149
Reserve for own shares                                               3 720 088                   9 147 627
Other reserve                                                       50 000 000                           0
Accumulated loss                                                   -12 018 642                 -38 036 655
TOTAL SHAREHOLDERS' EQUITY                                         546 182 174                 520 164 161
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         552 457 550                 558 700 717

Statutory Financial Information of InCentive Capital AG

INCOME STATEMENT
1 January to 31 December 2002/2001

                                                             1 JANUARY 2002 -            1 JANUARY 2001 -
                                                             31 DECEMBER 2002            31 DECEMBER 2001
                                                                   CHF                         CHF
Interest income                                                     7 094 528                   7 419 304
Dividend income                                                   206 163 303                     343 000
Gain/loss (-) on investments                                        2 783 281                 -16 808 978
Gain/loss (-) on own shares                                         1 253 968                    -183 691
Other income                                                           21 732                       5 612
TOTAL INCOME/LOSS (-)                                             217 316 812                  -9 224 753
Interest expense                                                    1 002 219                     821 731
Administration fees                                                 3 355 906                  15 646 746
Asset management fees                                               8 908 138                   8 470 276
Depreciation of participations                                    177 968 205                           0
TOTAL EXPENSE                                                     191 234 468                  24 938 753
GAIN/LOSS (-) FOR THE YEAR BEFORE TAX                              26 082 344                 -34 163 506
Taxation                                                               64 331                      61 645
GAIN/LOSS (-) FOR THE YEAR                                         26 018 013                 -34 225 151

Consolidated Financial Information of InCentive Capital AG

NOTES TO THE STATUTORY FINANCIAL STATEMENTS as of 31 December 2002

                                                                        CAPITAL INTEREST            SHARE CAPITAL
    NOTE 1 SIGNIFICANT PARTICIPATIONS       BUSINESS ACTIVITY                 IN %                       CHF
BioCentive AG, Zug, Switzerland             Investments                              100                    100 000
BioCentive Limited, Hamilton, Bermuda       Investments                              100                  1 500 000
Centive AG, Zug, Switzerland                Investments                              100                    100 000
ImmoCentive AG, Zug, Switzerland            Investments                              100                    100 000
InCentive Investment (Jersey) Limited, St   Investments                              100                  7 300 000
Helier, Jersey
InCentive Investment Services AG, Zurich,   Investments                              100                    500 000
Switzerland
Taj Investments Limited, Port Louis,        Investments                              100                    284 303
Mauritius
TOTAL SIGNIFICANT PARTICIPATIONS                                                                          9 884 303

                                                                      31 DECEMBER 2002           31 DECEMBER 2001
                NOTE 2 SHAREHOLDERS' EQUITY                                 CHF                        CHF
SHARE CAPITAL                                                               42 944 040                 42 944 040
GENERAL LEGAL RESERVE
BEGINNING OF PERIOD                                                        506 109 149                515 256 776
Allocation to other reserve                                                -50 000 000                          0
Allocation (-)/reallocation to/from the reserve for own                      5 427 539                 -9 147 627
 shares
ENDING OF PERIOD                                                           461 536 688                506 109 149

Statutory Financial Information of InCentive Capital AG

                                                                      31 DECEMBER 2002           31 DECEMBER 2001
RESERVE FOR OWN SHARES                                                      CHF                        CHF
BEGINNING OF PERIOD                                                          9 147 627                          0
38 427 bearer shares at CHF 20 par value each, repurchased                                             10 575 504
at average CHF 275.2102 from 3 July 2001 to 31 December
2001
32 994 bearer shares at CHF 20 par value each, repurchased                   9 644 864
at average CHF 292.3217 from 1 January 2002 to 31 December
2002
3 959 bearer shares at CHF 20 par value each, sold at                                                  -1 244 186
average CHF 314.2677 from 2 August 2001 to 31 December 2001
54 829 bearer shares at CHF 20 par value each, sold at                     -16 326 371
average CHF 297.76888 from 1 January 2002 to 31 December
002
Realized gain/loss (-) on own shares                                         1 253 968                   -183 691
ENDING OF PERIOD                                                             3 720 088                  9 147 627
OTHER RESERVE
BEGINNING OF PERIOD                                                                  0                          0
Allocation from general legal reserve                                       50 000 000                          0
ENDING OF PERIOD                                                            50 000 000                          0

                                                                      31 DECEMBER 2002           31 DECEMBER 2001
NOTE 3 AUTHORIZED AND CONDITIONAL CAPITAL INCREASE                          CHF                        CHF
Authorized share capital increase                                           21 472 020                 21 472 020
Conditional share capital increase                                          21 472 020                          0

                                                                       31 DECEMBER 2002
NOTE 4 SIGNIFICANT SHAREHOLDERS                                        ----------------
The Company has issued exclusively bearer shares and is
aware of the following shareholders with interests exceeding
5%:
Zurich Financial Services, Zurich                                                24,96%
III Institutional Investors International Corp., Grand                           20,87%
Cayman, Cayman Islands
Rene Braginsky, Zurich                                                           20,00%
Family Hans Kaiser                                                               11,01%

Note 5    GUARANTEES

On behalf of InCentive Investment (Jersey) Ltd, letters of indemnity regarding unlimited amounts or maturities were issued in favour of five international banks. In these letters, InCentive Capital AG guarantees the full and punctual payment of all amounts owed by the subsidiary in connection with transactions entered into with the five banks.

Statutory Financial Information of InCentive Capital AG

CURRENT ADJUSTMENT OF THE NET LOSS FOR THE PERIOD

                                                                      31 DECEMBER 2002           31 DECEMBER 2001
                                                                            CHF                        CHF
Loss brought forward                                                       -38 036 655                 -3 811 504
Gain/loss (-) for the period                                                26 018 013                -34 225 151
NET LOSS AT THE END OF THE PERIOD                                          -12 018 642                -38 036 655

SHAREHOLDER INFORMATION

REGISTERED AND PRINCIPAL OFFICE       InCentive Capital AG, Zug, Switzerland

PRINCIPAL SHAREHOLDERS                Zurich Financial Services Group        25%
                                      III Institutional Investors International
                                      Corp.                                  21%
                                      Rene Braginsky                         20%
                                      Hans Kaiser Family                     11%

TYPE OF SECURITIES                    Bearer shares; each share carries one vote

OUTSTANDING SHARES                    2 147 202

NOMINAL VALUE PER SHARE               CHF 20

LISTING SWX Swiss Exchange, investment companies segment

SECURITY NUMBER                       286089

STOCK INFORMATION
  Telekurs                            INC
  Bloomberg                           INC SW
  Reuters                             ICVZ.S

NAV PUBLICATION                       Finanz & Wirtschaft
                                      Financial Times

REPORTING                             Annual Report, Interim Report
                                      Permanent information on the internet

CONTACT ADDRESS, INVESTOR
RELATIONS                             Raoul Bloch
                                      InCentive Asset Management AG
                                      Todistrasse 36
                                      CH-8002 Zurich
                                      Phone +41 (1) 205 93 00
                                      Fax +41 (1) 205 93 05
                                      mail@incentiveasset.ch
                                      www.incentivecapital.ch

                                            InCentive Capital AG
                                               Baarerstrasse 8
                                                 CH-6301 Zug
                                           Phone +41 41 712 29 45
                                            Fax +41 41 712 29 46
                                          mail@incentivecapital.ch

                                           www.incentivecapital.ch

                                    ANNEX D
                                   [EXCERPTS]

ANNUAL REPORT 2001                                             INCENTIVE CAPITAL

INCENTIVE CAPITAL AT A GLANCE

InCentive Capital AG is an investment company domiciled in Zug, Switzerland. Its corporate history started in the form of Incentive
Investment AG, which was incorporated in 1985.
Incentive Investment was merged into India
Investment AG at the end of October 2000, and renamed InCentive Capital. It is listed on the investment companies segment of the SWX Swiss
Exchange.

InCentive Capital acquires stakes in Swiss or foreign public or private companies. Its primary purpose is to catalyse change in companies which in the opinion of InCentive Capital are undervalued or which have strategic potential, primarily through M&A transactions, restructuring and participation in industry consolidation.
InCentive Capital also invests selectively in areas such as healthcare, technology, and the Indian economy.

From its foundation in 1985 to 31 December 2001, the InCentive Group has achieved compounded annual investment returns of approximately 20%.

KEY FIGURES

As of and for the year ended 31 December 2001

Total shareholders' equity          CHF million   511.8
Percentage cash of total assets     Percent       40
Share price                         CHF           263
NAV per share                       CHF           243

IN A NUTSHELL

- Catalyst for change
- Proven investment track record
- Entrepreneurial investment strategy

                              Catalyst for Change

                              INVESTMENT APPROACH

InCentive Capital's investment objective is to leverage its network, expertise and financial resources to act as a catalyst for change. Target companies, whether Swiss or foreign, private or public, will be undervalued in our opinion, but will have strategic potential primarily through M&A transactions, restructuring or participation in industry consolidation.

Key factors influencing investment decisions are determined by the opportunity to:
- build an equity position significant enough to catalyse change;
- leverage such a position, either through the use of financial instruments or through co-investments with strategic industrial or financial partners; and
- exit the investment with above-average returns.

InCentive may initiate friendly or unsolicitate take-over bids in achieving its investment objectives. InCentive also invests selectively in sectors such as healthcare, technology and for the time being in companies with an India focus.

CATALYST-FOR-CHANGE STRATEGY SINCE 1985

InCentive Capital, through its predecessor Incentive Investment, has developed a track record as a catalyst for change since its founding in 1985.

India Investment, the smaller predecessor company of InCentive Capital, was listed on the SWX Swiss Exchange in 1994, the year of its inception, and moved to the investment companies' segment in 1997. India Investment's aim was to achieve long-term capital growth, mainly through investments in securities of Indian companies or in shares of international companies with interests in India.

Incentive Investment purchased an initial stake in India Investment in 1994. After successfully launching a public tender offer for all India Investment shares in public hands in 2000, Incentive Investment merged the two companies, and changed the name of the surviving entity, India Investment, to InCentive Capital.

The formation of InCentive Capital reflects the result of several capital market transactions such as an acquisition, reverse merger and capital increase, thereby leveraging its expertise to its own corporate structure. The process combines the strengths of the two predecessor companies and satisfies the interests of all predecessor stakeholders. This was achieved in three respects. First, InCentive Capital can access the capital markets through its listing on the SWX Swiss Exchange. Second, a sectoral investment approach can be applied to the combined portfolio, and third, the combined entities' market capitalization was significantly boosted.

An overview of corporate activity since incorporation illustrates Incentive's investment strategy and track record.

INDUSTRIAL STRATEGY

In 1986, Incentive Investment accumulated a 60% stake in an undervalued industrial holding company, Ateliers de Charmilles SA, Geneva, which became the first vehicle for the execution of Incentive's industrial investment strategy. At the time, Ateliers de Charmilles' major participation was a 49% holding in Charmilles Technologies SA (spark erosion machines), which Incentive later sold to Georg Fischer Ltd, Schaffhausen, giving the latter full control of Charmilles Technologies. As part of the negotiated price, Ateliers de Charmilles acquired options to take a participation in Georg Fischer. Ateliers de Charmilles used these options as a platform to build a strategic 10% stake in Georg Fischer, thereby becoming its principal individual shareholder. This stake was sold in 1990.

In 1987, Ateliers de Charmilles bought a majority stake in the privately owned Roventa-Henex SA, Bienne, a leading Swiss company in the design and manufacturing of private label prestige brand watches. The Roventa-Henex participation was transferred to Incentive Investment, who managed the investment actively until it was successfully sold in a management buy-out in 1997.

MEDIA AND TELECOMMUNICATIONS STRATEGY

Proceeds from the industrial strategy were reinvested to implement a strategic vision in the media and telecommunications sector. Incentive Investment purchased a 31% stake in SECE Cortaillod Holding SA, a company with various interests in cable manufacturing, telecommunications, energy, electronics and distribution of electrical material, at a time when market perception of the value of cable manufacturing assets was relatively low. SECE Cortaillod's most notable investments - in addition to its own cable manufacturing plant - were a 46% stake in SACT Cossonay SA (holding substantial cable assets), and a 68% stake in Rediffusion, the largest Swiss cable TV network with approximately 500 000 subscribers at the time.

In 1991, Ateliers de Charmilles concluded an agreement with Alcatel SA, Paris, to cooperate in the Cossonay/Cortaillod matter. In 1993, due to their significant combined influence, the pool partners, Ateliers de Charmilles and Alcatel, induced Cortaillod to initiate a friendly bid for Cossonay. Cossonay and Cortaillod were merged and the combined operations were refocused on cable manufacturing, cable TV and the distribution of electrical equipment. In 1994, in order to gain control of the Cortaillod Group, Alcatel offered to buy Ateliers de Charmilles. Incentive Investment accepted the offer, provided the same offer was made to the minority shareholders of Ateliers de Charmilles - this voluntary equal treatment of all shareholders being a novum on the SWX Swiss Exchange at that time.

FINANCIAL SERVICES STRATEGY

A strategic participation was built up in Baloise, a major Swiss insurance company, during 1997 and 1998. In 1999, Incentive Investment agreed with the Zurich Financial Services Group to transfer its 23% stake in Baloise to INZIC AG, a joint venture company in which Incentive Investment subsequently held 30% and Zurich Financial Services 70%. In 2000, Incentive Investment sold its 30% stake in INZIC AG to Zurich Financial Services Group for the amount of CHF 405 million.

STRATEGY IN HEALTHCARE

InCentive Capital has exposure to the healthcare industry, including biotechnology and medical technology, primarily through its subsidiary BioCentive Limited, Bermuda. Many technological innovations during the last few years such as genomics - the analysis of genetic variations within diverse population groups - and gene function determination have been driven by biotechnology companies. These technologies have nurtured new business models capable of generating value independent of therapeutic product development. In medical technology, InCentive Capital's investment focus is on medical devices and instruments that will allow faster and/or more accurate diagnosis and/or treatments of widespread diseases or health risk factors.

STRATEGY IN TECHNOLOGY

InCentive views the current turmoil in the technology sector as an opportunity to put capital to work in undervalued situations. The strategy involves selecting companies who have validated their business model with real customers, growing revenues and proprietary and defensible technologies. We view technology in general and certainly the Internet strictly as a tool to make existing business processes better, faster and more cost-effective. InCentive typically invests with sophisticated partners at distressed valuations well below previous financing rounds. Because of the current turbulence in the marketplace, InCentive will try to secure liquidation preferences to provide economic returns ahead of previous investors.

STRATEGY IN INDIA INVESTMENTS

InCentive Capital is currently also invested in securities of Indian companies and in international securities of companies with significant interests in India. This was the principal activity of its predecessor India Investment. The Indian portfolio, consisting of mostly publicly traded companies, is currently managed by Morgan Stanley Dean Witter Investment Management Inc., New York.

InCentive Capital is regarding its India investments as a non-core activity, and keeps all options open for any future action with this portfolio.

                        INVESTMENT POLICY AND GUIDELINES

InCentive Asset Management Ltd, acting as InCentive Capital's investment manager, draws on the vast experience and expertise of its professionals to manage InCentive Capital, as well as the subsidiaries InCentive Investment (Jersey) Ltd and BioCentive Ltd, Bermuda. Our investment policy will continue to be aimed at achieving sustainable, above-average returns on investment, with our catalyst function remaining at the forefront.

The principal guidelines for implementing the investment policy are as follows:

GEOGRAPHIC FOCUS: Worldwide

INDUSTRY FOCUS: Industries where InCentive Capital can act as a catalyst for corporate change. In addition, selective investments in growth industries, such as biotechnology, medical technology and technology.

LIFE CYCLE OF COMPANIES: The life-cycle mix of investments will be differentiated in various stages, considering technology, corporate and financing aspects, and may range from start-up through all stages of development.

SECURITIES: InCentive Capital may invest in equity and equity-related securities such as common and preferred stock, equity-linked loans, warrants, options or other derivative financial instruments, and debt and debt-related instruments, either traded on an exchange or over-the-counter or which are currently privately held. To the extent that the company's assets are not otherwise invested as outlined above, the company may hold cash.

INVESTMENT PERCENTAGE: There is no maximum that any one investment may constitute, either as a percentage or the portfolio value at any given date, or on the basis of cost relative to total shareholders' equity.

HEDGING POLICY: We may engage in hedging currency fluctuations.

BORROWING: Neither Swiss law nor the Articles of Association of InCentive Capital restrict in any way the ability to borrow and raise funds. The decision to borrow funds is approved by InCentive Capital's board of directors, and no shareholders' resolution is required. We may borrow cash against, or in any other way leverage, assets for investment purposes.

SHORT-SELLING: We may sell securities short.

CHANGE OF INVESTMENT OBJECTIVES, POLICY OR GUIDELINES: A change in the investment objectives, policy or guidelines requires a two-thirds majority of the board of directors. Shareholders' approval is not required. Any intention to change the investment objectives, policies or guidelines will be communicated to shareholders in a timely manner.

                               CORPORATE PROFILE

ORGANIZATIONAL STRUCTURE

(FLOWCHART)

1) Rene Braginsky, who acts as CEO and delegate of the board of directors of InCentive Capital AG, holds 100% of the shares of InCentive Asset Management Ltd.

2) The investment manager has a separate investment management contract with InCentive Capital AG, and its respective subsidiaries, InCentive Investment (Jersey) Ltd and BioCentive Limited, Bermuda.

3) Morgan Stanley Dean Witter Investment Management Inc. manages the investments of Taj Investments Ltd, Mauritius.

4)   Partially managed account by Merlin Biomed North, Inc.

BOARD OF DIRECTORS

(KARL POHL PHOTO)

KARL OTTO POHL (born 1929, German)
Chairman of the board of directors

Karl Otto Pohl served as President of the German Bundesbank from 1980 to 1991. From 1992-1998 he was Senior Partner of Bank Sal. Oppenheim jr. & Cie, Cologne. He has held numerous board positions, in companies such as Bertelsmann Ltd., the Robeco Group, Royal Dutch/Shell International, Unilever N.V. plc, Zurich Allied Ltd. and Zurich Insurance Company. Mr. Pohl currently serves as a director of Bank Sal. Oppenheim jr. & Cie (Schweiz) AG, Gabelli Funds Inc., and as an advisory board member of The Carlyle Group, Barrick Gold, Rolls Royce and KPMG. Mr. Pohl has received seven honorary doctorates since 1984.

(RENE BRAGINSKY PHOTO)

RENE BRAGINSKY (born 1949, Swiss)
CEO and delegate of the board of directors

Rene Braginsky is CEO and delegate of the board of directors. His financial career started in the brokerage department of Union Bank of Switzerland in 1969, where he spent seven years. This was followed by three years at Bank Vontobel, before he joined Bank Sal. Oppenheim jr. & Cie (Schweiz) AG as Director of the Institutional Investors division, a position held between 1980 and 1999. He co-founded Incentive Investment in 1985. Rene Braginsky has been a director of India Investment since 1994.

[Hans Kaiser]

HANS KAISER (born 1943, Swiss)             Board member

Hans Kaiser co-founded Incentive Investment in 1985. Prior to this, between 1978 and 1993, he served as a director of Maag Finanz AG, which he developed into an investment company. He has held various financial positions since 1967, with focus on credit management and management consulting, at, inter alia, UBS, Hoechst (US), Guyerzeller Zurmont Bank AG and Bank fur Kredit- und Aussenhandel AG. He studied economics in St. Gallen, Switzerland, obtaining a lic. oec.

[Joel Mesznik]

JOEL MESZNIK (born 1945, American)         Board member

Joel Mesznik has served as president of Mesco Ltd, an international financial advisory company, since 1990. Swiss-related advisory assignments have included Incentive Investment, Swisscom AG, Ascom Holding and Oerlikon-Buhrle Holding AG (now Unaxis Holding AG). He started his career at Citibank in 1970 and also served as Managing Director of Drexel Burnham Lambert. Joel Mesznik is currently a director of several investment and IT companies. His public duties have included service on President Ford's Federal Energy Administration Advisory Board and the United States Congress - Anthony Commission on Public Finance. He holds a B.Sc. (Civil Engineering) from the City University of New York and an MBA from Columbia University Graduate School of Business.

[Eric Stupp]

ERIC STUPP (born 1965, Swiss)              Board member

Eric Stupp is a partner in the law firm of Bar & Karrer, Zurich, where he specializes in corporate law, mergers and acquisitions and capital market transactions. He joined Bar & Karrer in 1994. He studied law in St. Gallen, Switzerland. He also holds an LL.M. (Master of Law) degree from the University of Chicago, USA. He is currently also director of Spuhl AG and L&P Swiss Holding Company.

                            ANNUAL DEVELOPMENT 2001

ANNUAL RESULTS

NET ASSET VALUE AS OF 31 DECEMBER 2001
Net asset value in CHF million    520.9
Per share in CHF                    243
% change YTD                       -46%

SHARE PRICE AS OF 31 DECEMBER 2001
Per share in CHF                    263
% change YTD                       -45%

PREMIUM SHARE PRICE VS. NAV
As of 31 December 2001               8%

SHARE PRICE DEVELOPMENT 2001

[PROJECT FALCO LINE GRAPH]

INVESTMENT PORTFOLIO

Net asset value of InCentive Capital Ltd as of 31 December 2001 amounted to CHF
520.9 million. Approximately 49% of this value is still available in cash and in Swiss Francs. This provides InCentive with the necessary flexibility to act quickly on certain changes in the capital market or in the course of the transaction in strategic projects. The total investment, excluding forward forex contracts, as of the end of 2001 was CHF 260.3 million. The breakdown of these investments by industry, asset class and currency can be seen in the charts below. The strategic participations in Sulzer AG and Sulzer Medica in the net investment figure based on the International Accounting Standards (IAS) are not visible, as the investment is a combination of direct holdings and holdings in derivatives (puts and calls) of Sulzer AG shares and Sulzer Medica shares. By the end of 2001 InCentive's investments in Sulzer represented an economic exposure and corresponding voting right of approximately 5% of Sulzer's share capital.

TOTAL INVESTMENTS AS OF 31 DECEMBER 2001

(in CHF million, excluding forward forex contracts, net)

                                                       [TOTAL INVESTMENTS GRAPH]

STRATEGIC INVESTMENT

InCentive holds strategic investments in order to follow its catalyst-for-change strategy. Our most prominent catalyst-for-change project in 2001 was the tender offer for all outstanding Sulzer AG shares, which we have withdrawn due to the fact that important conditions such as the abolition of voting restrictions and the election of a new Sulzer board were not met.

During the first quarter of 2001 we went to great lengths to communicate clearly our strategy as a catalyst for change, our thoughts about Sulzer Industry's future, and our views on corporate governance and shareholder rights. These activities have led to numerous new contacts with institutional investors, particularly in Great Britain and the United States. We value these contacts highly and look forward to working with them for future strategic investments. Although we could not convince the majority of shareholders at Sulzer's AGM to endorse our proposals, our initiative brought about benefits to all Sulzer shareholders, including the spin-off of Sulzer Medica and the significant reduction in the number of board members. Additionally, as a result of InCentive's actions, Sulzer committed to abolish share voting and transfer restrictions at the next AGM.

InCentive purchased its Sulzer investment by the end of December 2000. Thereafter Sulzer Medica, at this time a 74% participation of Sulzer AG, informed the public about the recall of certain manufacturing lots of Inter-Op acetabular shells. The negative news flow concerning this recall culminated only a few weeks after Sulzer's AGM in April 2001, and continued for almost the entire year. The number of faulty hip-implant cases increased steadily, and was further exacerbated by the recall of an additional product, a porous-coated tibial baseplate. Consequently, the insurance coverage to finance the increasing litigation claims was revealed to be insufficient. These events caused a significant drop in Sulzer's and Sulzer Medica's share price. As a major shareholder of both Sulzer and Sulzer Medica -- after its spin-off from Sulzer in July 2001 -- InCentive was significantly impacted by the development of these shares. The majority of InCentive's NAV decrease in 2001 is attributable to Sulzer and Sulzer Medica.

In the course of 2001 InCentive reduced its economic exposure in Sulzer AG, while maintaining its ability to act as an active shareholder. By the end of 2001 InCentive's investments in Sulzer represented an economic exposure and corresponding voting rights of approximately 5% of Sulzer's share capital.

During the fourth quarter of 2001 InCentive increased its investments in Sulzer Medica, by buying the shares at relatively low levels. By the end of 2001 InCentive disclosed the crossing of the above-the-10% threshold in its holdings of Sulzer Medica's share capital.

These participations are not visible in the net investment figure based on the International Accounting Standards (IAS), as the investment is a combination of direct holdings and holdings in derivatives (puts and calls) of Sulzer AG and Sulzer Medica shares.

InCentive incurred losses from these investments, which are already incorporated in InCentive's NAV as of the end of 2001. We will track the developments in connection with the litigation claims very closely and will continue to contribute actively to finding an acceptable solution for all stakeholders in this respect. Sulzer's and Sulzer Medica's management will also have the opportunity to focus on their individual businesses. We will evaluate them by their ability to create value and keep their promises regarding the companies' future business performance. At the same time, we will keep all our options open for any future action regarding Sulzer and Sulzer Medica.

In parallel InCentive will continue in 2002 to leverage its network, expertise and financial resources to act as a catalyst for change.

INVESTMENTS IN HEALTHCARE

                 PERCENTAGE WITHIN HEALTHCARE PORTFOLIO (LONG)

Igen Interational, Inc.                     5%
Vernalis Group plc                          5%
Tularik Inc.                                5%
Shire Pharmaceuticals Group plc             4%

TOP-FOUR INVESTMENTS                       19%

The portfolio in the healthcare sector (long) represented 21% of total assets as of 31 December 2001.

InCentive and its subsidiary BioCentive are convinced that the healthcare sector will show sustainable above-average growth, driven by demographic developments, innovation and the ever-growing demand for cost-efficient therapies.

2001, however, was a challenging year for investments in the healthcare sector. Large cap pharmaceuticals were down for the year. The inherent risks of the drug development process have increased, partially due to the more cautious approach of the FDA. Biotech stocks were enormously volatile with two advances of greater than 50% during the year interspersed with two declines of equal magnitude.

In view of these market developments we initiated three measures in the course of the year. First, we implemented a new investment strategy by reducing the high concentration of our portfolio in order to improve the risk-reward profile of our investments. Second, we established a managed account of USD 20 million managed as a Long/Short Hedge Fund by Merlin BioMed North, Inc., New York. This Hedge Fund is investing in all areas of healthcare, extending our expertise and holdings into healthcare services and research tools. And third, we began to sell stocks short in order to take advantage of overpriced situations as well as to control our market exposure.

2002 will be an important year for drug launches from biotechnology companies as regulators, particularly in the US, consider the approval of at least 15 to 20 new drug applications. In our view, the successful rollout of the majority of these new drugs will help remind investors of the values in the sector.

INVESTMENTS IN TECHNOLOGY

                 PERCENTAGE WITHIN TECHNOLOGY PORTFOLIO (LONG)

MU-centive LLC                             26%
BCAB AG                                    11%
AIC Advanced Integration Company AG        10%

TOP-THREE INVESTMENTS                      47%

The Technology Portfolio (long) represents 6% of the total assets of InCentive Capital Ltd as of 31 December 2001.

The major holdings of InCentive in the technology sector are in MU-centive LLC, BCAB AG and AIC Advanced Integration Company AG. MU-centive is a vehicle that has invested in the following three companies: USADATA, a company which provides large organizations with technology-based direct marketing tools and an outsourced infrastructure platform to facilitate the sales process; Pixel Devices, a company that designs and produces image sensor products; and Inceptor, a company that has a proprietary technology which permits online marketing managers to apply offline expertise to obtain visibility, control and analysis. BCAB AG is a portfolio of public and private investments in the technology sector. Other holdings include investments in AIC Advanced Integration Company AG, a Swiss software company developing an application software solution for the healthcare/insurance industry.

During the reporting period the technology industry has been severely impacted by the downward adjustments to valuations in both the public and private equity sectors. Nevertheless, InCentive believes that the current difficulties encountered in the technology sector are an excellent opportunity to invest in undervalued situations. The strategy involves selecting companies who have validated their business model with real customers and growing revenues, and which own proprietary technologies.

Pursuant to the above strategy InCentive has made investments during 2001 in the following companies: NetBytel, a US company that uses proprietary voice recognition middleware in applications like call centres and web sites; Inceptor, where InCentive increased its stake during 2001.

INVESTMENTS IN INDIA

                       PERCENTAGE WITHIN INDIA PORTFOLIO

Hero Honda Group                            9%
Infosys Technologies Ltd                    7%
Housing Development Finance Corp. Ltd       6%

TOP-THREE INVESTMENTS                      22%

The India Portfolio represents 18% of the total assets of InCentive Capital Ltd as per 31 December 2001.

InCentive Capital is currently invested in securities of Indian companies and in international securities of companies with interests in India. This was the principal activity of its predecessor India Investment AG. The India portfolio, consisting mostly of publicly traded companies, is currently managed by Morgan Stanley Dean Witter Investment Management Inc., New York.

The continued turbulence in the global equity markets combined with regional political developments impacted considerably the Indian market in 2001. For the year ended 2001 the India Portfolio of InCentive decreased in value by 18%.

InCentive's largest investments in India include: Hero Honda Group, the leader in the motorcycle segment in India, with a market share of about 50%; Infosys Technologies, one of the largest listed information technology services companies in India; Housing Development Finance Corp., the market leader in the Indian mortgage market with a 55% market share and one of the strongest franchises in the retail finance business.

During 2001 InCentive refocused the investment strategy of the India Portfolio from an index-based benchmark portfolio to an absolute-return-based portfolio. This entailed the reduction of the number of securities from 80 to approximately 45 securities in the portfolio. Based on the refocused strategy the portfolio is better placed to capitalize on the anticipated recovery of the Indian market.

InCentive Capital is regarding its India investments as a non-core activity, and keeps all options open for any future action with this portfolio.

                                  OUTLOOK 2002

We are convinced we are looking forward to a promising future because the current economic turmoil provides attractive investment opportunities. Target companies will be undervalued in our opinion, but will have strategic potential primarily through M&A transactions, restructuring or participation in industry consolidation. InCentive Capital has a healthy and strong balance sheet with a high level of liquidity in order to capitalize effectively on potential opportunities. The board of directors and the management of InCentive will continue carefully to identify and evaluate projects where the company, with its network, expertise and financial resources, can act as a catalyst for change with a view to achieving an above-average investment return.

                                FINANCIAL REPORT

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED BALANCE SHEET
31 December 2001/2000

                                                                          31 DECEMBER 2001            31 DECEMBER 2000
                                                          NOTE                  CHF                         CHF
ASSETS
Cash and due from banks                                    1                   255 235 976                 425 814 757
Investments long                                           2
 Marketable securities                                                         317 076 458                 474 456 611
 Replacement values of derivatives                                               1 972 695                  32 439 201
 Private equity                                                                 37 415 552                  33 949 089
 Replacement values of forward forex contracts                                   3 774 924                   2 097 460
Receivables for investments sold                                                 3 203 698                   7 233 640
Accrued income and prepaid expenses                                                251 967                     762 248
Other receivables                                          3                    11 798 524                  11 049 719
TOTAL ASSETS                                                                   630 729 794                 987 802 725
LIABILITIES AND SHAREHOLDERS' EQUITY
Payables for securities purchased                                                3 284 824                   7 125 770
Borrowings from prime broker                                                     8 490 512                           0
Accounts payable                                           4                     2 971 810                   2 847 026
Investments short                                          2
 Marketable securities                                                          14 129 733                           0
 Replacement values of derivatives                                              82 007 932                   6 552 940
 Replacement values of forward forex contracts                                     918 537                           0
Accrued expenses                                           5                     6 841 729                   7 237 578
Other current liabilities                                  6                        40 360                     235 371
Income tax accrual                                         7                       225 481                   1 254 249
TOTAL CURRENT LIABILITIES                                                      118 910 918                  25 252 934
Share capital                                             8, 9                  42 944 040                  42 944 040
Treasury shares                                                                 -9 147 627                           0
Paid-in surplus                                                                249 723 240                 249 723 240
Retained earnings                                                              228 299 223                 669 882 511
TOTAL SHAREHOLDERS' EQUITY                                                     511 818 876                 962 549 791
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                     630 729 794                 987 802 725

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED INCOME STATEMENT
1 January to 31 December 2001/2000

                                                                        1 JANUARY 2001 -      1 JANUARY 2000 -
                                                                        31 DECEMBER 2001      31 DECEMBER 2000
                                                              NOTE            CHF                   CHF
Interest income                                                             9 466 549             3 214 211
Dividend income                                                             6 222 123             2 902 937
Realized loss (-)/gain on investments, net                               -352 298 170           290 381 572
Unrealized loss on investments, net                                       -68 632 776          -356 679 615
Unrealized gain on investments due to foreign exchange, net                 2 621 342               183 473
Realized and unrealized loss on exchange, net                              -9 873 411               -10 259
Other income                                                   10             237 276             3 773 805
TOTAL LOSS                                                               -412 257 067           -56 233 876

Interest expense                                                              421 043               291 194
Investment advisory fees                                       11          10 283 056             5 221 702
Custodian and administration fees                                           1 078 204               297 593
Other administrative expenses                                  12          17 296 547             2 221 908
TOTAL EXPENSE                                                              29 078 850             8 032 397
LOSS FOR THE YEAR BEFORE TAX                                             -441 335 917           -64 266 273
Taxation                                                                            0                     0
LOSS FOR THE YEAR                                                        -441 335 917           -64 266 273

EARNINGS PER SHARE
Loss per share                                                  9                -206                  -101
Weighted average of total number of shares                                  2 142 420               636 195

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED STATEMENT OF CASH FLOWS
1 January 2000 to 31 December 2001

                                                              1 JANUARY 2001 -          1 JANUARY 2001 -
                                                              31 DECEMBER 2001          31 DECEMBER 2000
                                                                           CHF                       CHF
OPERATING ACTIVITIES
LOSS FOR THE YEAR                                                 -441 335 917               -64 266 273
ADJUSTED FOR FINANCING, INVESTMENT AND NON-CASH ACTIVITIES
Interest income                                                     -9 466 549                -3 214 211
Interest expense                                                       421 043                   291 194
Dividend income                                                     -6 222 123                -2 902 937
Realized loss/gain (-) on investment                               352 298 170              -290 381 572
Unrealized loss on investment                                       66 011 434               356 679 615
Realized and unrealized loss/gain (-) on exchange                    9 873 411                  -183 473
Other income                                                          -237 276                -3 773 613
                                                                   412 678 110                56 515 003
CASH FLOW BEFORE WORKING CAPITAL CHANGES                           -28 657 807                -7 751 270
Net changes of receivables and payables                              6 686 865               -12 739 387
Interest received                                                   10 305 713                 2 476 589
Interest paid                                                         -397 120                  -291 194
Taxes paid                                                            -423 080                         0
NET CASH GENERATED FROM OPERATING ACTIVITIES                       -12 485 429               -18 305 262
INVESTING ACTIVITIES
Sale of investments                                                735 664 612               642 977 307
Purchase of investments                                           -880 009 295              -434 159 492
Dividends received                                                    6283 388                 2 902 937
Cash from acquisition of Incentive Investment AG                             0                92 560 868
CASH FLOW FROM INVESTING ACTIVITIES                               -138 061 295               304 281 620
FINANCING ACTIVITIES
Provided loan                                                                0               -10 313 000
Capital reduction payment                                                    0                -6 460 320
Capital increase                                                             0                14 314 680
Paid-in surplus                                                              0               139 224 075
Purchase of treasury shares                                        -33 995 893                         0
Sale of treasury shares                                             24 600 895                         0
TOTAL CASH FLOW FROM FINANCING ACTIVITIES                           -9 394 998               136 765 435
EFFECTS OF EXCHANGE RATE DIFFERENCES                               -10 637 059                  -826 858
DECREASE (-)/INCREASE IN CASH AND CASH EQUIVALENTS                -170 578 781               421 914 935
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD           425 814 757                 3 899 822
CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD                 255 235 976               425 814 757

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED STATEMENT OF CHANGES
IN SHAREHOLDERS' EQUITY
1 January 2000 to 31 December 2001

                                                    PAID-IN       TREASURY       PAID-IN        RETAINED
                                                    CAPITAL        SHARES        SURPLUS        EARNINGS      NET EQUITY
                                                      CHF           CHF            CHF            CHF            CHF
AT 1 JANUARY 2000                                  33 300 000     -3 000 000    110 499 165    126 305 676    267 104 841
Reduction of nominal share capital
(333 000 bearer treasury shares from CHF 100 to
CHF 20 per share)                                 -26 640 000                                    2 400 000    -24 240 000
Reduction of nominal share capital - shares
owned by Incentive Investment AG
(222 246 bearer shares from CHF 100 to
CHF 20 per share)                                                                               17 779 680     17 779 680
Net assets brought in from Incentive Investment
AG (net of transaction costs)                                                                  609 632 788    609 632 788
Capital increase of 1 098 468 bearer shares of
CHF 20 per share                                   21 969 360                                  -21 969 360              0
Capital increase of 715 734 bearer shares of CHF
20 per share                                       14 314 680                                                  14 314 680
Net paid-in surplus due to capital increase of
715 734 bearer shares                                                           139 224 075                   139 224 075
Reallocation of treasury shares                                    3 000 000                                    3 000 000
Net loss for the year 2000                                                                     -64 266 273    -64 266 273
AT 31 DECEMBER 2000                                42 944 040              0    249 723 240    669 882 511    962 549 791
128 427 bearer shares at CHF 20 par value each,
repurchased at average CHF 264.7098 from 3 July
2001 to 31 December 2001                                         -33 995 893                                  -33 995 893
93 959 bearer shares at CHF 20 par value each,
sold at average CHF 261.8258 from 2 August 2001
to 31 December 2001                                               24 600 895                                   24 600 895
Realized loss on treasury shares                                     247 371                      -247 371              0
Net loss for the year 2001                                                                    -441 335 917   -441 335 917
AT 31 DECEMBER 2001                                42 944 040     -9 147 627    249 723 240    228 299 223    511 818 876

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED SCHEDULE OF INVESTMENTS

                              CHANGE                  DESCRIPTION                  FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                           31 DEC. 2001  31 DEC. 2000    CHANGE
31 DEC. 2001  31 DEC. 2000                                                            CHF           CHF           CHF
1. MARKETABLE SECURITIES
A) INDIA INVESTMENTS
AUTOMOBILES & ANCILLARIES
           0        77 451    -77 451   Escorts Ltd                                          0       362 708     -362 708
           0       395 798   -395 798   GKN Driveshafts Ltd                                  0       294 039     -294 039
   1 239 802       424 220    815 582   Hero Honda Group                            10 701 704    12 870 515   -2 168 811
       3 911             0      3 911   Hero Honda Motors Ltd                           33 759             0       33 759
           0        30 300    -30 300   MRF Ltd                                              0     1 280 227   -1 280 227
     212 616             0    212 616   Punjab Tractors Ltd                          1 271 209             0    1 271 209
           0       105 739   -105 739   Sundaram Fasteners Ltd                               0     1 248 235   -1 248 235
     996 077     1 264 077   -268 000   Tata Engineering & Locomotive Co             3 422 707     3 857 275     -434 568
                                                                                    15 429 379    19 912 999   -4 483 620
CHEMICALS
           0       259 472   -259 472   Asian Paints                                         0     2 491 500   -2 491 500
           0            15        -15   Bayer (India) Ltd                                    0           309         -309
           0       143 980   -143 980   Castrol (India) Ltd                                  0     1 365 779   -1 365 779
           0        88 650    -88 650   Color-Chem International Corporation                 0       248 354     -248 354
     321 500       219 500    102 000   Reliance Industries Ltd                      3 377 852     2 583 166      794 686
                                                                                     3 377 852     6 689 108   -3 311 256
CONSTRUCTION & HOUSING
     538 175       135 094    403 081   Gujarat Ambuja Cements Ltd                   3 519 728       741 457    2 778 271
      53 000             0     53 000   Gujarat Ambuja Cements GDR USD                 354 173             0      354 173
                                                                                     3 873 901       741 457    3 132 444
CONSUMER & HOUSEHOLD GOODS
      96 602       106 602    -10 000   Britannia Industries Ltd                     2 049 197     2 977 211     -928 014
     750 382     1 627 770   -877 388   Dabur India Ltd                              1 754 278     3 825 603   -2 071 325
     168 329        19 100    149 229   Nestle India Ltd                             2 990 577       363 919    2 626 658
           0       206 150   -206 150   Reckitt & Coleman                                    0     1 878 943   -1 878 943
     150 777       180 377    -29 600   SmithKline Beecham Consumer Health           2 050 588     2 743 922     -693 334
           0       236 347   -236 347   Tata Tea Ltd                                         0     1 816 134   -1 816 134
           0        85 000    -85 000   Tata Tea GDS                                         0       654 277     -654 277
           0       607 148   -607 148   Titan Industries Ltd                                 0     1 270 954   -1 270 954
                                                                                     8 844 640    15 530 963   -6 686 323
ELECTRICAL & ELECTRONICS
           0         6 271     -6 271   Aztec Software & Tech System                         0        21 432      -21 432
           0        62 500    -62 500   HCL Technologies Ltd                                 0     1 165 016   -1 165 016
           0        33 700    -33 700   Hughes Software Systems                              0       998 566     -998 566
           0        73 030    -73 030   Nippon India                                         0       409 695     -409 695
      59 772        89 472    -29 700   Infosys Technologies Ltd                     8 383 444    17 721 597   -9 338 153
           0       167 700   -167 700   MRO-TEK Ltd                                          0       518 133     -518 133
         150           950       -800   NIIT Ltd                                         1 158        52 447      -51 289
           0        23 242    -23 242   Polaris Software Lab Ltd                             0       345 089     -345 089
           0        96 098    -96 098   Siemens (India) Ltd                                  0       957 280     -957 280
           0        95 939    -95 939   Subex Systems Ltd                                    0       543 543     -543 543
           0        10 856    -10 856   Tata Infotech Ltd                                    0        82 176      -82 176
           0        20 691    -20 691   VisualSoft Technologies Ltd                          0       517 636     -517 636
      97 000        15 700     81 300   Wipro Ltd                                    5 351 999     1 311 552    4 040 447
      49 770        48 000      1 770   Wipro ADR USD                                3 024 282     3 898 923     -874 641
                                                                                    16 760 883    28 543 085  -11 782 202

Consolidated Financial Information of InCentive Capital AG

                               CHANGE                   DESCRIPTION                 FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                            31 DEC. 2001  31 DEC. 2000    CHANGE
31 DEC. 2001  31 DEC. 2000                                                             CHF           CHF          CHF
ENGINEERING & INDUSTRIAL PRODUCTS
           0        95 656      -95 656   Alfa-Laval (India) Ltd                              0       504 747    -504 747
     667 100       988 100     -321 000   Bharat Heavy Electricals Ltd                3 229 405     5 608 372  -2 378 967
           0       147 372     -147 372   Carrier Aircon Ltd                                  0       498 301    -498 301
      66 600        66 600            0   Georg Fischer Disa Ltd                        137 585       147 970     -10 385
           0        14 000      -14 000   Gujarat Machines Manu                               0        74 360     -74 360
     800 076       473 076      327 000   Tata Power Company Ltd                      3 293 268     1 614 368   1 678 900
                                                                                      6 660 258     8 448 118  -1 787 860
FINANCIAL SERVICES
      10 000        10 000            0   Federal Bank Ltd                               14 874        17 948      -3 074
     531 033       501 773       29 260   HDFC Bank Ltd INR                           4 108 382     3 875 748     232 634
      82 400             0       82 400   HDFC Bank Ltd USD                           1 990 507             0   1 990 507
     307 367       388 367      -81 000   Housing Development Finance Corp Ltd        7 016 973     7 305 326    -288 353
   1 038 400       220 000      818 400   State Bank of India                         6 526 687     1 469 420   5 057 267
      35 000             0       35 000   State Bank of India GDR USD                   476 492             0     476 492
           0        75 000      -75 000   Tata Finance Ltd                                    0       165 721    -165 721
                                                                                     20 133 915    12 834 163   7 299 752
HEALTH & PERSONAL CARE
           0        38 970      -38 970   Aurobindo Pharma Ltd                                0       672 365    -672 365
     102 118       160 700      -58 582   Cipla Ltd                                   4 002 260     5 823 898  -1 821 638
     659 502       175 042      484 460   Colgate-Palmolive (India) Ltd               3 787 551     1 012 665   2 774 886
      80 800             0       80 800   Dr. Reddys Laboratories Ltd INR             2 569 041             0   2 569 041
      15 700             0       15 700   Dr. Reddys Laboratories Ltd USD               493 949             0     493 949
     123 811        75 000       48 811   E. Merck (India) Ltd                        1 176 775     1 126 331      50 444
           0        52 000      -62 000   Hoechst Marion Roussel                              0       872 716    -872 716
           0       150 093     -150 093   Lupin Laboratories Ltd                              0     1 146 308  -1 146 308
           0        83 700      -83 700   Neuland Laboratories Ltd                            0       204 994    -204 994
           0        88 511      -88 511   Novartis India Ltd                                  0     1 609 155  -1 609 155
           0        39 511      -39 511   Parke-Davis (India) Ltd                             0       368 351    -368 351
           0        30 153      -30 153   Pfizer Ltd                                          0       638 369    -638 369
           0        29 884      -29 884   Procter & Gamble Hygiene and Health                 0       721 063    -721 063
                                          Care Ltd
      50 000             0       50 000   Ranbaxy Laboratories Ltd                    1 188 463             0   1 188 463
     134 400       134 400            0   Strides Arcolab Ltd                           296 159       779 173    -483 014
                                                                                     13 514 198    14 975 388  -1 461 190
MEDIA
     361 100       114 470      246 630   Zee Telefilms Ltd                           1 388 138     1 100 752     287 386
                                                                                      1 388 138     1 100 752     287 386
METALS & MISCELLANEOUS MATERIALS
           0     1 192 035   -1 192 035   Cummins India Ltd                                   0     3 459 501  -3 459 501
      94 625             0       94 625   Hindalco Industries Ltd                     2 084 474             0   2 084 474
     585 000        35 000      550 000   Tata Iron and Steel Co Ltd                  1 756 381       155 840   1 600 541
                                                                                      3 840 855     3 615 341     225 514

Consolidated Financial Information of InCentive Capital AG

                                                                                   FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                           31 DEC. 2001  31 DEC. 2000    CHANGE
31 DEC. 2001  31 DEC. 2000     CHANGE                  DESCRIPTION                    CHF           CHF           CHF
MISCELLANEOUS
     100 000       100 000            0   Federal Tech                                  48 237       322 503     -274 266
     535 000             0      535 000   Hindustan Lever Ltd                        4 119 732             0    4 119 732
           0       209 215     -209 215   Indian Hotels Co Ltd                               0     1 708 964   -1 708 964
     187 100        45 428      141 672   ITC Ltd                                    4 359 939     1 413 971    2 945 968
           0       686 800     -686 800   Samtel Color Ltd                                   0       796 334     -796 334
           0       110 583     -110 583   Thermax India                                      0       379 283     -379 283
           0        70 100      -70 100   Vikas WSP Ltd                                      0     1 519 251   -1 519 251
                                                                                     8 527 908     6 140 306    2 387 602
PETROL REFINING & GAS
     216 414       262 414      -46 000   Bharat Petroleum Corp Ltd                  1 408 295     1 106 376      301 919
           0        47 320      -47 320   Gujarat Gas Co Ltd                                 0     1 104 317   -1 104 317
     415 584       415 584            0   Hindustan Petroleum Corp Ltd               1 997 517     2 032 047      -34 530
                                                                                     3 405 812     4 242 740     -836 928
TELECOMMUNICATIONS
     389 600       390 000         -400   Adelphia Vision India Ltd                    714 307     2 254 901   -1 540 594
           0        70 000      -70 000   Global TeleSystems Ltd                             0     1 948 905   -1 948 905
     994 000             0      994 000   Mahanagar Telephone Nigam Ltd INR          4 334 489             0    4 334 489
      73 000             0       73 000   Mahanagar Telephone Nigam Ltd USD            728 401             0      728 401
           0        27 500      -27 500   Videsh Sanchar Nigam INR                           0       285 779     -285 779
           0        21 000      -21 000   Videsh Sanchar Nigam USD                           0       425 381     -425 381
                                                                                     5 777 197     4 914 966      862 231
TRANSPORT
     192 056       840 723     -648 667   Container Corporation of India Ltd           972 056     4 932 395   -3 960 339
                                                                                       972 056     4 932 395   -3 960 339
CONVERTIBLE BONDS
CHEMICALS
           0     1 186 808   -1 186 808   Indo Gulf Corp Ltd CNV 14.25% 2000                 0     1 788 086   -1 788 086
                                                                                             0     1 788 086   -1 788 086
SECURITIES DEALT IN ANOTHER REGULATED MARKET
CONSUMER & HOUSEHOLD GOODS
           0       100 511     -100 511   Syngenta (India) Ltd                               0       200 806     -200 806
                                                                                             0       200 806     -200 806
HEALTH & PERSONAL CARE
           0       142 700     -142 700   Dr. Ramayya's Pramila Hospitals Ltd                0       421 076     -421 076
     100 000       100 000            0   Shantha Biotechnics                          516 461     1 562 178   -1 045 717
                                                                                       516 461     1 983 254   -1 466 793
MISCELLANEOUS
     103 125       103 125            0   Kumaran Systems, Inc                         798 901     1 610 997     -812 096
     164 866       164 866            0   Modi Xerox Ltd                               283 823       335 273      -51 450
           0       111 100     -111 100   Shoppers Stop                                      0       327 832     -327 832
                                                                                     1 082 724     2 274 102   -1 191 378
TELECOMMUNICATIONS
     128 234       128 234            0   Indiainfo.com Ltd                             49 671       556 457     -506 786
                                                                                        49 671       556 457     -506 786
A) TOTAL INDIA INVESTMENTS
                                                                                   114 155 848   139 424 486  -25 268 638

Consolidated Financial Information of InCentive Capital AG

                              CHANGE                   DESCRIPTION                  FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                            31 DEC. 2001  31 DEC. 2000    CHANGE
31 DEC. 2001  31 DEC. 2000                                                             CHF           CHF          CHF
B) NON-INDIA INVESTMENTS
BA) PUBLIC MARKETABLE SECURITIES LONG
HEALTHCARE
      14 300             0     14 300   Abbott Labs                                   1 338 062             0   1 338 062
      20 400             0     20 400   Abgenix Inc                                   1 151 812             0   1 151 812
      40 000             0     40 000   Acambis Plc ORD 10P                             340 798             0     340 798
       5 500             0      5 500   Adolor Corp                                     165 700             0     165 700
      18 200             0     18 200   Affymetrix Inc                                1 153 145             0   1 153 145
      18 300             0     18 300   Alkermes                                        809 640             0     809 640
       9 600             0      9 600   Allergan Inc                                  1 209 254             0   1 209 254
      30 000        72 000    -42 000   Altana AG                                     2 484 308     5 101 163  -2 616 855
       4 800             0      4 800   Alteon Inc                                       36 656             0      36 656
           0        30 000    -30 000   Alza Corp                                             0     2 054 153  -2 054 153
       3 200             0      3 200   Ameri Source Bergen Corp                        341 319             0     341 319
      46 200             0     46 200   American Home Products Corp                   4 757 982             0   4 757 982
       8 200             0      8 200   Amgen Inc                                       776 777             0     776 777
     200 000        80 000    120 000   Amylin Pharmaceuticals Inc                    3 068 115     1 014 993   2 053 122
      10 000             0     10 000   Andrx Group                                   1 181 761             0   1 181 761
       8 500             0      8 500   Anthem Inc                                      706 187             0     706 187
      27 000             0     27 000   Applera Corp/Celera Genomics Group            1 209 505             0   1 209 505
           0        20 000    -20 000   Aronex Pharmaceuticals Inc                            0       142 985    -142 985
      13 300             0     13 300   Aventis (Ex RP) EUR 3.819 ORDS                1 556 507             0   1 556 507
      15 000             0     15 000   Aviron                                        1 252 002             0   1 252 002
           0       553 300   -553 300   Axys Pharmaceuticals (acquired)                       0     5 014 247  -5 014 247
      19 800             0     19 800   Barr Labs Inc                                 2 637 317             0   2 637 317
       5 900             0      5 900   Bausch & Lomb Inc                               372 930             0     372 930
       6 500             0      6 500   Bayer AG Npv Ords                               344 722             0     344 722
       4 700             0      4 700   Beckman Coulter Inc Com                         349 460             0     349 460
       6 100             0      6 100   Biogen Inc                                      587 163             0     587 163
       6 100             0      6 100   Biovail Corp                                    575 901             0     575 901
      21 600             0     21 600   Cambridge Antibody Tech Group 10P Ords        1 012 302             0   1 012 302
      25 000             0     25 000   Cardinal Health Inc Com                       2 713 134             0   2 713 134
      28 100             0     28 100   Caremark Rx                                     769 229             0     769 229
           0        36 500    -36 500   Card Guard Scientific Survival Ltd                    0     3 832 500  -3 832 500
      11 000        65 811    -54 811   Celgene Corp                                    589 320     3 445 913  -2 856 593
       8 400             0      8 400   Celltech Group Plc 50P ORDS                     178 460             0     178 460
      11 100             0     11 100   Cepheid Inc                                      78 247             0      78 247
       5 100             0      5 100   Cima Labs Inc                                   309 438             0     309 438
      26 500             0     26 500   Corixa Corp                                     670 277             0     670 277
       2 900             0      2 900   Corvas Int'l Inc                                 31 881             0      31 881
       2 600             0      2 600   Cryolife Inc                                    130 915             0     130 915
      40 300             0     40 300   Cubist                                        2 432 317             0   2 432 317
      16 300             0     16 300   Curagen Corp                                    611 997             0     611 997
      38 300       205 120   -166 820   CV Therapeutics Inc                           3 343 987     2 932 911     411 076
      15 000             0     15 000   CVS Corp                                        745 210             0     745 210
      60 000       100 000    -40 000   Deltagen Inc                                    926 477     1 681 586    -755 109
       6 600             0      6 600   Edward Life Sciences Corp                       306 070             0     306 070
      15 000             0     15 000   Enzon Inc                                     1 416 905             0   1 416 905
       6 900             0      6 900   First Health Group Corp                         286 513             0     286 513
       2 800             0      2 800   Fisher Imaging Corp                              56 582             0      56 582
           0        25 000    -25 000   FPA Medical Management, Inc                           0             0           0
           0        50 000    -50 000   Fresenius Medical Care Hld, Inc                       0         2 417      -2 417

Consolidated Financial Information of InCentive Capital AG

                              CHANGE                   DESCRIPTION                  FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                            31 DEC. 2001  31 DEC. 2000    CHANGE
31 DEC. 2001  31 DEC. 2000                                                             CHF           CHF          CHF
           0        30 000    -30 000   Gemini Genomics Plc (acquired)                        0       271 873    -271 873
      78 500             0     78 500   Genaera Corp                                    513 842             0     513 842
      10 200             0     10 200   Genentech Inc                                   928 743             0     928 743
      22 100             0     22 100   Genset SA                                        99 037             0      99 037
      10 300             0     10 300   Genta Inc Com                                   246 001             0     246 001
      13 800             0     13 800   Genzyme Corp                                  1 386 473             0   1 386 473
     132 400       120 000     12 400   Guilford Pharmaceuticals Inc                  2 666 642     3 479 976    -813 334
      14 100             0     14 100   Healthcare Company Com STK                      912 066             0     912 066
      30 000             0     30 000   Human Genome Sciences Inc                     1 697 869             0   1 697 869
      11 400             0     11 400   Humana Inc                                      225 587             0     225 587
      66 700       340 000   -273 300   ICN Pharmaceuticals, Inc                      3 750 301    16 809 815     -13 059
                                                                                                                      514
      11 100             0     11 100   Icos Corp                                     1 070 121             0   1 070 121
      23 500             0     23 500   IDEC Pharmaceuticals Corp                     2 718 765             0   2 718 765
     100 000             0    100 000   Igen International, Inc                       6 730 384             0   6 730 384
      11 200             0     11 200   ILEX Oncology                                   508 300             0     508 300
       1 800             0      1 800   ImClone Systems Inc                             140 361             0     140 361
      33 100             0     33 100   Incyte Genomics, Inc Com                      1 079 990             0   1 079 990
       5 400             0      5 400   Inhale Therapeutic Systems, Inc                 168 125             0     168 125
       6 400             0      6 400   Interneuron Pharmaceuticals, Inc                119 126             0     119 126
      10 000             0     10 000   Intuitive Surgical Inc                          168 344             0     168 344
      11 200             0     11 200   Invitrogen Corp                               1 164 165             0   1 164 165
       6 500             0      6 500   Kosan Bioscience                                 87 168             0      87 168
      35 000             0     35 000   La Jolla Pharmaceutical Co                      525 171             0     525 171
      51 200             0     51 200   Ligand Pharmaceuticals Inc                    1 538 220             0   1 538 220
           0       150 000   -150 000   Lynx Therapeutics, Inc                                0     2 174 985  -2 174 985
      30 000             0     30 000   Medarex Inc                                     904 322             0     904 322
       9 700             0      9 700   MedImmune, Inc                                  754 600             0     754 600
       7 600             0      7 600   Medtronic Inc                                   653 227             0     653 227
       6 400             0      6 400   MGI Pharmaceuticals Inc                         164 134             0     164 134
      15 100             0     15 100   Millennium Pharmaceuticals Inc                  621 178             0     621 178
       3 300             0      3 300   Millipore Corp Com                              336 200             0     336 200
      13 000       300 000   -287 000   MIM Corp                                        388 382       422 914     -34 532
       1 600             0      1 600   Myriad Genetics                                 141 362             0     141 362
       3 300             0      3 300   Neorx Corp Com Par $0.02                         31 958             0      31 958
     225 000       225 000          0   Neuromedical Systems, Inc                             0             0           0
      38 000             0     38 000   NPS Pharmaceuticals, Inc                      2 442 743             0   2 442 743
     230 000       350 546   -120 546   Orchid BioSciences, Inc                       2 123 176     7 906 705  -5 783 529
     140 000       100 000     40 000   Oridion Systems Ltd                           1 435 000     6 495 000  -5 060 000
      31 800             0     31 800   OSI Pharmaceuticals INC                       2 441 287             0   2 441 287
       8 000             0      8 000   Owens & Minor, Inc                              248 403             0     248 403
       8 000             0      8 000   Oxford Health Plans                             404 696             0     404 696
         600             0        600   Perbio Science Ords                              16 241             0      16 241
       3 500             0      3 500   Pfizer Inc                                      234 095             0     234 095
       6 500             0      6 500   Pharmaceutical Resources Inc                    368 744             0     368 744
      89 420             0     89 420   Phonak Holding AG                             3 397 960             0   3 397 960
      17 800             0     17 800   Protein Design Labs, Inc                        979 917             0     979 917
      16 400             0     16 400   Province Healthcare Co STK                      849 445             0     849 445
       1 600             0      1 600   Quest Diagnostics Inc                           192 573             0     192 573
        8200             0      8 200   Quintiles Transnational Corp                    220 894             0     220 894
       9 500             0      9 500   Rehabcare Corp Com                              471 966             0     471 966
      17 200             0     17 200   Rite Aid Corp                                   146 075             0     146 075
       2 800             0      2 800   Sanofi Synthelabo EU R2SHS                      347 596             0     347 596
      20 000             0     20 000   Schering-Plough Corp                          1 202 070             0   1 202 070
       6 500             0      6 500   Seattle Genetics, Inc                            62 185             0      62 185
       3 400             0      3 400   Sepracor Inc                                    325 616             0     325 616

Consolidated Financial Information of InCentive Capital AG

                                                                                  FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                          31 DEC. 2001  31 DEC. 2000     CHANGE
31 DEC. 2001  31 DEC. 2000    CHANGE                  DESCRIPTION                    CHF           CHF           CHF
      20 000             0     20 000   Sequenom Inc                                  358 171             0       358 171
      13 100             0     13 100   Serono SA ADR                                 487 892             0       487 892
         200             0        200   SERONO SA CHF25 ORDS                          289 800             0       289 800
      90 000        30 000     60 000   Shire Pharmaceuticals Group plc-ADR         5 528 650     2 226 339     3 302 311
      28 500             0     28 500   SHL Telemedicine Ltd                          651 225             0       651 225
         700             0        700   Sigma Aldrich Corp Com                         46 302             0        46 302
      44 231             0     44 231   Smith & Nephew ORD                            446 194             0       446 194
       6 200             0      6 200   Supergen Unc                                  149 015             0       149 015
       3 200             0      3 200   Tenet Healthcare Corp Com                     315 378             0       315 378
       5 500             0      5 500   Teva Pharmaceutical Industries Ltd ADR        568 919             0       568 919
           0        50 000    -50 000   Texas Biotechnology Corp                            0       691 967      -691 967
       7 400             0      7 400   Thoratec Corp                                 211 143             0       211 143
       6 800             0      6 800   Transkaryotic Therapies, Inc                  488 482             0       488 482
      15 000             0     15 000   Trimeris Inc Com                            1 132 165             0     1 132 165
     160 000       645 000   -485 000   Tularik Inc                                 6 450 427    30 590 257   -24 139 830
           0        50 000    -50 000   Twinlab Corp                                        0       135 937      -135 937
   1 335 000     1 510 000   -175 000   Vernalis Group plc                          6 490 236    10 896 915    -4 406 679
         700             0        700   Versicor Inc                                   23 909             0        23 909
       3 200             0      3 200   Vertex Pharmaceuticals Inc                    132 070             0       132 070
      20 000             0     20 000   ViroPharma Inc                                770 386             0       770 386
           0        40 000    -40 000   Visible Genetics, Inc                               0     2 432 761    -2 432 761
      25 100             0     25 100   Watson Pharmaceuticals Inc                  1 322 393             0     1 322 393
       8 900             0      8 900   Women First Healthcare Restricted             149 228             0       149 228
                                                                                  121 379 115   109 758 312    11 620 803
TECHNOLOGY
      50 480             0     50 480   3COM Corp                                     540 550             0       540 550
     160 000             0    160 000   Advanced Lighting Technologies, Inc           402 816             0       402 816
     107 200       100 000      7 200   Answerthink, Inc                            1 174 907       584 024       590 883
      55 000             0     55 000   Arbitron, Inc                               3 152 455             0     3 152 455
           0        20 000    -20 000   Carrier Access Corp                                 0       289 998      -289 998
           0        10 000    -10 000   Cisco Systems Inc                                   0       616 246      -616 246
     100 000             0    100 000   Computer Horizons Corp NV                     538 766             0       538 766
     252 096       252 096          0   eGain Communications Corp                     592 365     1 256 532      -664 167
           0        10 000    -10 000   Gretag Imaging Holding AG                           0     1 400 000    -1 400 000
           0        50 000    -50 000   Intelect Communications Systems Inc                 0        30 208       -30 208
     200 000             0    200 000   Lucent Technologies Inc                     2 111 427             0     2 111 427
      40 000        40 000          0   Motorola Inc                                1 008 383     1 304 991      -296 608
           0        10 000    -10 000   NBC Internet Inc                                    0        56 389       -56 389
      45 000        45 000          0   SanDisk Corp                                1 087 603     2 011 861      -924 258
           0        20 000    -20 000   Silicon Graphics, Inc                               0       128 888      -128 888
      60 000        60 000          0   Silicon Storage Technology, Inc               970 787     1 141 867      -171 080
      65 000        65 000          0   SourcingLink.net, Inc                          46 911        65 451       -18 540
     290 000       290 000          0   Telecomputing Norway                        2 079 999     1 896 226       183 773
           0        25 000    -25 000   Ticketmaster Online-CitySearch Inc                  0       337 324      -337 324
      10 000             0     10 000   Valdera Resources Ltd                               0             0             0
                                                                                   13 706 969    11 120 005     2 586 964
STRATEGIC INVESTMENTS
       7 601       172 589   -164 988   Sulzer AG                                   1 938 255   201 756 540  -199 818 285
     578 876         5 000    573 876   Sulzer Medica AG                           40 521 320     2 127 500    38 393 820
                                                                                   42 459 575   203 884 040  -161 424 465

Consolidated Financial Information of InCentive Capital AG

                              CHANGE    DESCRIPTION                               FAIR VALUE    FAIR VALUE
     HOLDING       HOLDING                                                       31 DEC. 2001  31 DEC. 2000  CHANGE
31 DEC. 2001  31 DEC. 2000                                                           CHF           CHF       CHF
OTHER INVESTMENTS
     250 000             0    250 000   Allegiance Telecom, Inc                     3 478 484             0     3 478 484
      20 000             0     20 000   Bankgesellschaft Berlin AG                     76 144             0        76 144
           0         5 000     -5 000   Charles Voegele Holding AG                          0     1 200 000    -1 200 000
      75 000             0     75 000   Converium Holding AG                        6 052 500             0     6 052 500
           0        40 000    -40 000   Freeport McMoran Copper & Gold, Inc                 0       551 801      -551 801
       8 000         8 000          0   Gutta                                             638           207           431
           0        60 000    -60 000   PolyOne Corp                                        0       567 913      -567 913
       6 500             0      6 500   SIG Holding AG                              1 033 500             0     1 033 500
           0        90 000    -90 000   Snap-on, Inc                                        0     4 041 847    -4 041 847
      23 220             0     23 220   Valora Holding AG                           5 607 630             0     5 607 630
      23 000         4 000     19 000   Zurich Financial Services                   8 958 500     3 908 000     5 050 500
                                                                                   25 207 396    10 269 768    14 937 628
CONVERTIBLE BONDS
HEALTHCARE
     149 000             0    149 000   Vertex Pharmaceuticals Inc 19.9.07 5%         167 555             0       167 555
                                                                                      167 555             0       167 555
BA) TOTAL PUBLIC MARKETABLE SECURITIES LONG NON-INDIA INVESTMENTS                 202 920 610   335 032 125  -132 111 515
TOTAL PUBLIC MARKETABLE SECURITIES LONG                                           317 076 458   474 456 611  -157 380 153
BB) PUBLIC MARKETABLE SECURITIES SHORT
HEALTHCARE
      -1 600             0     -1 600   Accredo Health Inc                           -106 612             0      -106 612
     -16 100             0    -16 100   Aetna US Healthcare                          -891 464             0      -891 464
      -3 200             0     -3 200   Affymetrix Inc                               -202 751             0      -202 751
      -2 400             0     -2 400   Applera Corp                                 -107 512             0      -107 512
     -11 900             0    -11 900   Bristol Myers Squibb Co USD.10             -1 018 621             0    -1 018 621
     -18 000             0    -18 000   Bruker Daltonics Inc                         -493 953             0      -493 953
     -20 700             0    -20 700   Cell Genesys Inc                             -807 424             0      -807 424
     -22 700             0    -22 700   Chiron Corp                                -1 670 290             0    -1 670 290
     -25 000             0    -25 000   Cytyc Corp                                 -1 095 156             0    -1 095 156
     -17 600             0    -17 600   Emisphere Technologies Inc                   -942 616             0      -942 616
     -28 000             0    -28 000   Genencor Int'l                               -750 043             0      -750 043
     -25 000             0    -25 000   Genta Inc Com                                -597 091             0      -597 091
     -10 000             0    -10 000   Intermune Inc                                -826 780             0      -826 780
     -13 700             0    -13 700   Johnson and Johnson                        -1 358 950             0    -1 358 950
      -8 200             0     -8 200   Lilly ELI & Co                             -1 080 937             0    -1 080 937
      -4 800             0     -4 800   Neurocrine Biosciences Inc                   -413 370             0      -413 370
     -10 000             0    -10 000   Regeneron PharmaceuticaIs Inc                -472 637             0      -472 637
     -28 000             0    -28 000   Thoratec Corp                                -798 918             0      -798 918
      -3 300             0     -3 300   Tularik Inc                                  -133 040             0      -133 040
      -6 400             0     -6 400   Walgreen Co                                  -361 568             0      -361 568
                                                                                  -14 129 733             0   -14 129 733
BB) TOTAL PUBLIC MARKETABLE SECURITIES SHORT                                      -14 129 733             0   -14 129 733
TOTAL PUBLIC MARKETABLE SECURITIES NET                                            188 790 877   335 032 125  -146 241 248

Consolidated Financial Information of InCentive Capital AG

                               CHANGE                   DESCRIPTION                FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                           31 DEC. 2001  31 DEC. 2000    CHANGE
31 DEC. 2001  31 DEC. 2000                                                            CHF           CHF           CHF
BC) DERIVATIVES LONG
HEALTHCARE
          69             0            69   Abbott Laboratories 18.1.03 C40 USD         195 718             0      195 718
          13             0            13   Abbott Laboratories 19.1.03 P60 USD           9 819             0        9 819
         136             0           136   Abgenix Inc 19.1.02 P40 USD                 154 077             0      154 077
          27             0            27   Aetna Inc-new 16.02.02 P35 USD               13 821             0       13 821
          54             0            54   Amgen Inc 19.1.02 C55 USD                    25 831             0       25 831
      65 000             0        65 000   Antigenics contingent value rights               11             0           11
          79             0            79   AstraZeneca PLC-Spons ADR 19.1.02 P45         6 298             0        6 298
                                           USD
          31             0            31   Biomet Inc 20.4.02 C25 USD                   35 121             0       35 121
          28             0            28   Imclone Systems 19.1.02 P75 USD             133 936             0      133 936
          54             0            54   Medtronic Inc 19.1.02 C40 USD               101 056             0      101 056
          34             0            34   OSI Pharmaceuticals Inc 19.1.02 C40          35 666             0       35 666
                                           USD
         292             0           292   Pfizer Inc 18.1.03 C30 USD                  563 607             0      563 607
           0       700 000      -700 000   Roche 16.3.01 C17000                              0       539 000     -539 000
         285             0           285   Schering-Plough Corp 18.1.03 C30 USD        399 417             0      399 417
         230             0           230   Schering-Plough Corp 19.1.02 C30 USD        225 829             0      225 829
          27             0            27   Walgreen Co 19.1.02 P35 USD                   8 157             0        8 157
          14             0            14   Zimmer Holdings Inc 19.1.02 USD              13 041             0       13 041
                                                                                     1 921 405       539 000    1 382 405
TECHNOLOGY
           0           200          -200   Motorola Inc 19.1.01 C32.5                        0         8 056       -8 056
           0       450 000      -450 000   Unaxis Holding AG 16.1.01 C360                    0       729 000     -729 000
           0     1 100 000    -1 100 000   Unaxis Holding AG 16.1.01 C480                    0        22 000      -22 000
                                                                                             0       759 056     -759 056
STRATEGIC INVESTMENTS
      49 000             0        49 000   Sulzer AG 22.3.02 C450                        4 900             0        4 900
      50 000             0        50 000   Sulzer Basket 7.2.02 C750                     5 000             0        5 000
      23 000             0        23 000   Sulzer Basket 7.2.02 C900                       230             0          230
      98 000             0        98 000   Sulzer Medica AG 22.3.02 C150                41 160             0       41 160
           0    23 310 000   -23 310 000   Sulzer Reg 15.6.01 C1050                          0    20 512 800  -20 512 800
           0       300 000      -300 000   Sulzer Reg 16.3.01 C1100                          0       177 000     -177 000
           0        50 000       -50 000   Sulzer Reg 16.4.01 C1200                          0     3 882 350   -3 882 350
           0       200 000      -200 000   Sulzer Reg 20.4.01 C1100                          0       268 000     -268 000
           0        15 000       -15 000   Sulzer Reg 21.9.01 C1200                          0     1 155 495   -1 155 495
                                                                                        51 290    25 995 645  -25 944 355
OTHER INVESTMENTS
           0       100 000      -100 000   CS Group Mar01 C300                               0     1 950 200   -1 950 200
           0       605 000      -605 000   SAirGroup 15.6.01 C250                            0       399 300     -399 300
           0       600 000      -600 000   SAirGroup 15.6.01 C270                            0       276 000     -276 000
           0     1 500 000    -1 500 000   Zurich Financial Serv. 20.07.01 C850              0     2 520 000   -2 520 000
                                                                                             0     5 145 500   -5 145 500
BC) TOTAL DERIVATIVES LONG
                                                                                     1 972 695    32 439 201  -30 466 506

Consolidated Financial Information of InCentive Capital AG

                             CHANGE                  DESCRIPTION                 FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                         31 DEC. 2001  31 DEC. 2000     CHANGE
31 DEC. 2001  31 DEC. 2000                                                          CHF           CHF           CHF
               BD) DERIVATIVES SHORT
                          HEALTHCARE
         -17             0      -17    Amgen Inc 19.1.02 C65 USD                        -571             0          -571
         -27             0      -27    Barr Laboratories Inc 19.1.02 C75 USD         -26 510             0       -26 510
         -15             0      -15    Cephalon Inc 19.1.02 P75 USD                   -8 812             0        -8 812
         -63             0      -63    Cor Therapeutics 19.1.02 P30 USD              -65 558             0       -65 558
         -67             0      -67    Icos Corporation 19.1.02 C65 USD               -5 622             0        -5 622
        -127             0     -127    Immunex Corp 19.1.02 P25 USD                  -10 658             0       -10 658
                                                                                    -117 731             0      -117 731
               STRATEGIC INVESTMENTS
     -49 000             0   -49 000   Sulzer AG 22.3.02 P450                     -9 481 500             0    -9 481 500
     -27 500             0   -27 500   Sulzer AG 31.1.02 C250                       -430 925             0      -430 925
     -16 000             0   -16 000   Sulzer Basket 26.7.02 P775                 -6 116 750             0    -6 116 750
     -50 000             0   -50 000   Sulzer Basket 7.2.02 P750                 -17 700 000             0   -17 700 000
     -23 000             0   -23 000   Sulzer Basket 7.2.02 P900                 -11 615 000             0   -11 615 000
     -60 000             0   -60 000   Sulzer Basket 7.3.02 P800                 -24 557 226             0   -24 557 226
     -98 000             0   -98 000   Sulzer Medica AG 22.3.02 P150              -7 938 000             0    -7 938 000
           0       -50 000   50 000    Sulzer Reg 16.3.01 P1100                            0    -1 950 000     1 950 000
           0       -50 000   50 000    Sulzer Reg 16.4.01 P1150                            0    -3 291 940     3 291 940
           0       -10 000   10 000    Sulzer Reg Mar01 P1100                              0      -134 180       134 180
           0       -15 000   15 000    Sulzer Reg Sep01 P1150                              0      -833 820       833 820
                                                                                 -77 839 401    -6 209 940   -71 629 461
                   OTHER INVESTMENTS
           0      -100 000   100 000   CS Group Mar01 P280                                 0      -343 000       343 000
     -20 000             0   -20 000   Unaxis Holding AG 19.6.02 P345.3           -3 390 800             0    -3 390 800
     -10 000             0   -10 000   Zurich Financial Serv. 15.2.02 P450          -660 000             0      -660 000
                                                                                  -4 050 800      -343 000    -3 707 800
         BD) TOTAL DERIVATIVES SHORT
                                                                                 -82 007 932    -6 552 940   -75 454 992
               TOTAL DERIVATIVES NET
                                                                                 -80 035 237    25 886 261  -105 921 498
      B) TOTAL NON-INDIA INVESTMENTS
                                                                                 108 755 640   360 918 386  -252 162 746
         TOTAL MARKETABLE SECURITIES
                                                                                 222 911 488   500 342 872  -277 431 384

Consolidated Financial Information of InCentive Capital AG

                              CHANGE                  DESCRIPTION                FAIR VALUE    FAIR VALUE
  HOLDING       HOLDING                                                         31 DEC. 2001  31 DEC. 2000     CHANGE
31 DEC. 2001  31 DEC. 2000                                                          CHF           CHF           CHF
2. PRIVATE EQUITY
HEALTHCARE
     209 723             0     209 723   MSC Regenos AG (from merger with          2 148 177             0     2 148 177
                                         Osiris Therapeutics, Inc)
           0       503 334    -503 334   Osiris Therapeutics, Inc                          0     2 393 677    -2 393 677
           1             1           0   Pamot Asset Limited Partnership             594 655       668 608       -73 953
     208 768       208 768           0   Physiome Sciences, Inc                    1 465 398     1 465 398             0
     236 686       236 686           0   Structural Genomix, Inc                   3 020 895     3 020 895             0
                                                                                   7 229 125     7 548 578      -319 453
TECHNOLOGY
      16 127        16 127           0   AIC Advanced Integration Company AG       3 870 480    10 596 096    -6 725 616
      50 000        50 000           0   BCAB AG                                   4 228 000     1 500 000     2 728 000
         273           273           0   Catalyst World Wide Ventures N.V          1 152 421     2 749 475    -1 597 054
      20 000        20 000           0   Digital-Logic AG                          2 080 000     3 000 000      -920 000
           1             1           0   MI Capital LLC                              805 550       805 550             0
           1             1           0   MU-centive LLC                           10 039 731     7 749 390     2 290 341
   3 024 683             0   3 024 683   NetByTel                                  2 807 712             0     2 807 712
                                                                                  24 983 894    26 400 511    -1 416 617
OTHER INVESTMENTS
     275 000             0     275 000   Allied World Assurance Holdings Ltd       5 202 533             0     5 202 533
                                                                                   5 202 533             0     5 202 533
TOTAL PRIVATE EQUITY
                                                                                  37 415 552    33 949 089     3 466 463
3. FORWARD FOREX CONTRACTS
                                         Forward Forex Contracts Long              3 774 924     2 097 460     1 677 464
                                         Forward Forex Contracts Short               918 537             0       918 537
TOTAL FORWARD FOREX CONTRACTS NET
                                                                                   2 856 387     2 097 460       758 927
TOTAL INVESTMENTS
                                                                                 263 183 427   536 389 421  -273 205 994

Consolidated Financial Information of InCentive Capital AG

CONSOLIDATED SCHEDULE OF MOVEMENTS IN INVESTMENTS
1 January to 31 December 2001

                                                                 COST OF         REALIZED       UNREALIZED        MARKET
                                                               INVESTMENTS     GAINS/LOSSES    GAINS/LOSSES        VALUE
A) MARKETABLE SECURITIES                                           CHF              CHF             CHF             CHF
1 JANUARY 2001                                                   476 174 660                      24 168 212     500 342 872
Cost of purchases                                                866 067 746                                     866 067 746
Cost of sales                                                 -1 087 808 204                                      -1 087 808
                                                                                                                         204
Realized gains                                                                    83 049 648
Realized losses                                                                 -435 347 818
Change in unrealized market gains                                                                254 760 667     254 760 667
Change in unrealized market losses                                                              -313 072 935    -313 072 935
Change in unrealized exchange gains/losses                                                         2 621 342       2 621 342
                                                                -221 740 458    -352 298 170     -55 690 926    -277 431 384
31 DECEMBER 2001                                                 254 434 202                     -31 522 714     222 911 488
B) PRIVATE EQUITY
1 JANUARY 2001                                                    33 949 089                               0      33 949 089
Cost of purchases                                                 13 941 549                                      13 941 549
Cost of sales                                                       -154 578                                        -154 578
Realized gains                                                                             0
Realized losses                                                                            0
Change in unrealized market gains                                                                          0               0
Change in unrealized market losses                                                               -10 320 508     -10 320 508
Change in unrealized exchange gains/losses                                                                 0               0
                                                                  13 786 971               0     -10 320 508       3 466 463
31 DECEMBER 2001                                                  47 736 060                     -10 320 508      37 415 552
C) TOTAL INVESTMENTS (EXCLUDING FORWARD FOREX CONTRACTS)
1 JANUARY 2001                                                   510 123 749                      24 168 212     534 291 961
Cost of purchases                                                880 009 295                                     880 009 295
Cost of sales                                                 -1 087 962 782                                      -1 087 962
                                                                                                                         782
Realized gains                                                                    83 049 648
Realized losses                                                                 -435 347 818
Change in unrealized market gains                                                                254 760 667     254 760 667
Change in unrealized market losses                                                              -323 393 443    -323 393 443
Change in unrealized exchange gains/losses                                                         2 621 342       2 621 342
                                                                -207 953 487    -352 298 170     -66 011 434    -273 964 921
31 DECEMBER 2001                                                 302 170 262                     -41 843 222     260 327 040

Consolidated Financial Information of InCentive Capital AG

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS as of 31 December 2001

A. ACCOUNTING POLICIES

The consolidated financial statements of InCentive Capital AG ("the Company") have been prepared in accordance with International Accounting Standards (IAS) as issued by the International Accounting Standards Committee (IASC) including IAS 39 "Financial Instruments: Recognition and Measurement".

Note 1    PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of the Company comprise the annual financial statements of the Company itself as well as those of all subsidiaries in which they, directly or indirectly, have an interest of more than one half of the voting rights, or have the power to exercise control over operations. Subsidiary companies are consolidated from the date of acquisition or incorporation using the purchase method. The consolidated financial statements of the Company include the accounts of the following wholly owned subsidiaries:

InCentive Capital AG, Zug

- Taj Investments Limited, Port Louis, Mauritius
- InCentive Investment (Jersey) Limited, St Helier, Jersey
- BioCentive Limited, Hamilton, Bermuda
- InCentive Investment Services AG, Zurich, Switzerland
- BioCentive AG, Zug, Switzerland
- Centive AG, Zug, Switzerland
- ImmoCentive AG, Zug, Switzerland

The consolidated financial statements are denominated in Swiss Francs (CHF). The Companies' and their subsidiaries' books and records are also maintained in Swiss Francs, this being the functional currency of all the companies. Thus, no translation differences result on consolidation.

INVESTMENT IN ASSOCIATES
Investments in associates are accounted for by the equity method of accounting. Associated companies are those companies in which InCentive Capital AG has an interest of between 20% and 50% of the voting rights and over which it exercises significant influence but which it does not control.

Note 2    SIGNIFICANT ACCOUNTING POLICIES

FOREIGN CURRENCY TRANSLATION
Foreign currency transactions are accounted for at exchange rates prevailing at the date of the transaction. At year-end, assets and liabilities denominated in foreign currencies are translated into Swiss francs at the exchange rate in force at balance sheet date. Gains and losses resulting from the settlement of such transactions and from translation at year-end are recognized in the income statement.

The following exchange rates were used:

                                                             31 DECEMBER 2001           31 DECEMBER 2000
US Dollar                                                           1.6784                     1.6111
Norwegian Krone                                                    18.3908                    18.4189
Indian Rupee                                                        0.0345                     0.0347
Euro                                                                1.4814                     1.5173
Great Britain Pound                                                 2.4308                     2.4055
Latvian Lat                                                            n/a                   259.1110

Consolidated Financial Information of InCentive Capital AG

FINANCIAL INSTRUMENTS
The majority of the InCentive Capital AG Group's balance sheet positions qualify as financial instruments as defined by IAS 39. Their particular recognition methods adopted are disclosed in the specific comments related to each item. CASH AND CASH EQUIVALENTS
Cash and cash equivalents include cash in hand plus current accounts with banks and time deposits due within three months.
ACCOUNTING FOR INVESTMENT TRANSACTIONS
Investment securities transactions are accounted for on a trade date basis. The Company uses the "first in first out" cost method for determining the realized gain or loss on disposal of investments, which is booked through the profit and loss account as well as the unrealized gain or loss arising on the price or exchange rate movement. Dividend income and other distributions are recorded net of non-refundable withholding taxes on the ex-dividend date. Interest income is recorded on an accrual basis.
INVESTMENTS IN MARKETABLE SECURITIES
Investments in marketable securities are recorded at fair market value.

Securities that are traded on a stock exchange or any other regulated market are valued on the basis of their last available prices. Securities that are listed on more than one stock exchange are valued at prices as available on what constitute their main markets.

Securities that are not listed on any stock exchange but are regularly traded over the counter are valued at their last available market price.

In accordance with IAS 39 "Financial Instruments: Recognition and Measurement" investments are classified as available for sale. Gains and losses arising from a change in the fair value of the securities are included in net profit or loss. DERIVATIVES
Derivative financial instruments including foreign exchange contracts and equity-linked options (both written and purchased) are initially recognized in the balance sheet at cost (including transaction costs) and are subsequently remeasured at their fair value. Fair values are obtained from quoted market prices.
PRIVATE EQUITY
The Company holds unquoted investments that are classified as "private equity" in the balance sheet. These investments are valued at their fair value, as determined in good faith by the board of directors and taking into consideration prices recently paid by independent third parties. Gains and losses arising from a change in the fair value of the securities are included in net profit or loss.

As soon as an IPO has taken place, an investment is reallocated to marketable securities and is valued as such.
CAPITAL INCREASE COSTS
For capital increase at nominal value, the related issuance costs are recorded as an expense in the income statement. To the extent that a capital increase occurs at a premium, the related issuance costs are charged directly against additional paid-in capital in shareholders' equity in accordance with IAS 38. TAXES
InCentive Capital AG was granted holding company status by the local tax authorities of Zug. The holding company status results in complete income tax exemption and a reduced capital taxation for cantonal and communal tax purposes.

For Swiss federal tax purposes, InCentive Capital AG will benefit from a participation relief with respect to dividend income and capital gains from qualifying participations. Other income and the portion of dividends and capital gains to which the participation relief does not apply are subject to a deductable corporate income tax of 8.5%. No capital tax is levied at the federal level.

InCentive Capital AG invests in India through its Mauritius subsidiary, Taj Investments Ltd, and expects to obtain treaty benefits under the double taxation treaty between Mauritius and India based on the tax residence certification from the Mauritius authorities. In Mauritius, Taj Investments Ltd is liable to income tax under the current Mauritius legislation at the rate of 0%. For the years ended 31 December 2001 and 2000, no provision for Mauritius taxes are considered necessary as a result of accumulated tax losses recorded by Taj Investments Ltd.

The subsidiaries InCentive Investment (Jersey) Ltd and BioCentive Limited, Hamilton, Bermuda, are not subject to income taxes.

Consolidated Financial Information of InCentive Capital AG

As a consequence of the tax status of InCentive Capital AG, deferred tax assets are recognized on timing differences and on tax loss carry-forwards.

Taxes payable as a result of consolidation are dealt with in accordance with IAS 12.

TREASURY SHARES
Treasury shares are own shares owned by the Company. They are valued at purchase cost and are presented as a deduction from equity. Gains or losses on sales of own shares are charged or credited to the retained earnings account in equity.
B. NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                             31 DECEMBER 2001           31 DECEMBER 2000
NOTE 1 CASH AND CASH EQUIVALENTS                                   CHF                        CHF
Cash in hand and at banks                                       37 538 438                 17 292 757
Time deposits                                                  217 697 538                408 522 000
TOTAL                                                          255 235 976                425 814 757

Note 2    INVESTMENTS

Details of the investments held at 31 December 2001 and 2000 are shown in the Consolidated schedule of investments. Details of the realized and unrealized gains and losses for the year 2001 are presented in the Consolidated schedule of movements in investments. At 31 December 2001, the marketable securities include 13 positions comprising purchased call options with a market value of CHF 1 646 576 expiring by April 2002 latest and covering 326 300 shares representing an aggregate contract volume of CHF 100 754 746 and 6 positions comprising purchased put option positions with a market value of CHF 326 108 expiring by February 2002 latest and covering 31 000 shares representing an aggregate contract volume of CHF 2 310 318 and 11 positions comprising sold put option positions with a market value of CHF 81 544 304 expiring by July 2002 latest and covering 346 500 shares representing an aggregate transaction volume of CHF 167 794 930 and 4 positions comprising sold call option positions with a market value of CHF 463 628 expiring by January 2002 latest and covering 38 600 shares representing an aggregate transaction volume of CHF 8 131 282 (31 December 2000, 13 purchased call option positions, market value CHF 32 439 201, covering 417 875 shares, transaction volume of CHF 294 515 950; 5 sold put option positions, market value CHF 6 552 940, covering 225 000 shares, transaction volume of CHF 168 750 000).
The "private equity" investments in MI Capital LLC and MU-centive LLC are pure investments without any liabilities to the Company.

                                                             31 DECEMBER 2001           31 DECEMBER 2000
NOTE 3 OTHER RECEIVABLES                                           CHF                        CHF
Loan due from Digital-Logic AG                                  10 313 000                 10 313 000
Withholding taxes receivable                                     1 481 534                    645 059
Other accounts receivable                                             3990                     91 660
TOTAL                                                           11 798 524                 11 049 719

                                                             31 DECEMBER 2001           31 DECEMBER 2000
NOTE 4 ACCOUNTS PAYABLE                                            CHF                        CHF
Directors' fee                                                     451 748                    481 332
Social security                                                     50 636                     54 114
Accounting and administration fees                                 187 511                     87 146
Management fees                                                          0                    158 093
Asset management fees                                            2 281 915                  2 066 341
TOTAL                                                            2 971 810                  2 847 026

Consolidated Financial Information of InCentive Capital AG

                                                             31 DECEMBER 2001   31 DECEMBER 2000
NOTE 5 ACCRUED EXPENSES                                                   CHF                CHF
Investment advisory fees                                              482 287            729 919
Professional fees                                                           0            225 105
Custodian fees                                                        634 118            328 523
Audit and administration fees                                         471 627            704 000
Management fees                                                     4 833 300          4 833 300
Stamp tax                                                                   0             11 683
Capital tax                                                           420 397            405 048
TOTAL                                                               6 841 729          7 237 578

                                                             31 DECEMBER 2001   31 DECEMBER 2000
NOTE 6 OTHER CURRENT LIABILITIES                                   CHF                CHF
Tax at source                                                          40 360             41 695
Other miscellaneous payables                                                0            193 676
TOTAL                                                                  40 360            235 371

Note 7    INCOME TAX ACCRUAL

The income tax accrual can be split into current and deferred tax accruals as follows:

CURRENT TAX ACCRUAL
Balance at 1 January 2001                                      580 315
Taxes paid                                                    -423 080
Subtotal at 31 December 2001                                   157 235
DEFERRED TAX ACCRUAL
Provision at 1 January 2001                                    673 934
Release of deferred tax accrual                               -605 688
Subtotal at 31 December 2001                                    68 246
Total income tax accrual                                       225 481

Tax expense is calculated using the liability method, in which deferred taxes are determined by applying a future expected tax rate on temporary differences arising between the tax basis of assets and liabilities and their carrying values for financial reporting purposes.

Of the net consolidated income before tax of InCentive Capital AG of CHF - 441 335 917 (loss) in 2001 (2000: CHF
- 64 266 273 (loss)), CHF - 25 564 530 (loss) (2000: CHF - 89 356 864 (loss))
came from Taj Investments Ltd, Mauritius, where the applicable tax rate is nil.

The current tax accrual resulted from dividends not qualifying for participation relief, realized capital gains and interest in Incentive Investment AG prior to the merger on 31 October 2000 that are subject to the federal income tax. The deferred tax accrual results from unrealized capital gains not qualifying for participation relief of CHF 870 480 (2000: CHF 8 596 097) that are subject to the federal income tax at the effective rate of 7.84%.

At 31 December 2001 InCentive Capital AG had Swiss tax loss carry-forwards of CHF 78 036 573 (2000: CHF 43 811 422). As the utilization of these loss carry-forwards by set-off against future taxable profits is very uncertain due to the participation relief for federal income tax, and the effective income tax rate may be nil, no deferred tax asset is recognized in the financial statement.

Consolidated Financial Information of InCentive Capital AG

Note 8    SHARE CAPITAL

The Company's share capital as per 31 December 2001 comprised 2 147 202 (31 December 2000: 2 147 202) bearer shares with a nominal value of CHF 20 each.

At the extraordinary general meeting of 31 October 2000, the InCentive Capital board of directors was authorized as per Article 651 of the Swiss Code of Obligations to raise share capital by CHF 21 472 020 divided into 1 073 601 bearer shares with a nominal value of CHF 20 which had not been issued by 31 December 2001.

Note 9    SHAREHOLDERS' EQUITY AND EARNINGS PER SHARE

THE SHARE CAPITAL COMPRISES AS FOLLOWS:                      31 DECEMBER 2001        31 DECEMBER 2000
Number of authorized, issued and paid shares                        2 147 202               2 147 202
Nominal value per share (in CHF)                                           20                      20
Number of issued shares during the period - on 31 October
 2000                                                                       -               1 098 468
Purchase price per share (in CHF)                                           -                      20
Number of issued shares during the period - on 31 October
 2000                                                                       -                 715 734
Purchase price per share (in CHF)                                           -                     220
Share premium per share (in CHF)                                            -                     200
Loss per year (in CHF)                                           -441 335 917             -64 266 273
Weighted average number of shares                                   2 142 420                 636 195
Net loss per share (in CHF)                                              -206                    -101
Net asset value (excluding treasury shares)
per share as per 31 December (in CHF)                                     243                     447

                                                             31 DECEMBER 2001        31 DECEMBER 2000
NOTE 10 OTHER INCOME                                               CHF                     CHF
Released accruals                                                           0               3 773 613
Other                                                                 237 276                     192
TOTAL                                                                 237 276               3 773 805

Note 11    INVESTMENT ADVISORY FEES

Prior-year figure considers the "Investment advisory fees" of Incentive Investments AG's group companies after the merger of Incentive Investment AG and India Investment AG only.

Note 12    OTHER ADMINISTRATIVE EXPENSES

The increase of "Other administrative expenses" is mainly due to the costs of the public tender offer for all the publicly held registered shares of Sulzer AG, Winterthur.

Note 13    RESTRICTIONS ON ASSETS

There are no restrictions on the Companies' assets.

Consolidated Financial Information of InCentive Capital AG

Note 14    FINANCIAL INSTRUMENTS

The various risks associated with the financial instruments can be summarized as follows:

CONCENTRATION RISK
At 31 December 2001, significant portions of the Companies' net assets are concentrated in:

- Current assets and short-term time deposits with various first-class counterparties.

- Indian securities, which involve certain consideration and risks not typically associated with investments in other more developed markets. In addition to its smaller size, lower liquidity and greater volatility, the Indian securities market is less developed and there is often substantially less publicly available information about Indian issuers that there is in developed markets.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of the securities in which the Companies are invested. Furthermore, the Companies' ability to hedge their currency risk is limited and, accordingly, the Companies may be exposed to currency devaluations and other exchange rate fluctuations.

- Financial instruments (shares, options etc.) of/on a single company as the purpose of InCentive Capital AG is the direct or indirect acquisition, management and disposal of all forms of participations in quoted and unquoted domestic and foreign companies with no regard to risk diversification.

CREDIT RISK
The Company has no significant concentrations of credit risk. Cash and cash equivalents and investments are held with first-rate financial institutions.

MARKET RISK
In keeping with its objectives a major part of the Companies' assets are invested in marketable securities. The Company is thus subject to price fluctuations in currency and stock markets.

INTEREST RISK
The Company is in principal equity-financed and has no long-term interest rate risk exposures.

Note 15    MANAGEMENT FEES

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
Morgan Stanley Dean Witter Investment Management Inc., New York, has been Investment Advisor of Taj Investments Ltd. For its services under the Investment Advisory Agreement, the Investment Advisor receives a fee from Taj Investments Ltd, Mauritius, payable in US Dollars at an annual rate of 1% of Taj Investments Ltd average net assets (the "Fixed Fee"). The Fixed Fee is calculated on the Friday of each week ("Valuation Date"), and is paid quarterly in arrears.

INCENTIVE ASSET MANAGEMENT AG
InCentive Asset Management AG, Zurich, (100% owned by Rene Braginsky), has been Investment Advisor of InCentive Capital AG. For its services under the Investment Advisory Agreement, the Investment Advisor receives a fee from InCentive Capital AG, Zug, payable in Swiss Francs and based on a quarterly rate of 0.3% of InCentive Capital AG's net assets at the end of each quarter.

MERLIN BIOMED NORTH, INC.
Merlin Biomed North, Inc., New York, has been an Investment Advisor for BioCentive Ltd. For services under the Investment Advisory Agreement, the Investment Advisor receives a management fee from BioCentive Ltd, payable in US Dollars and based on a quarterly rate of 0.2% of the net asset value of the managed assets at the beginning of each quarter. The Investment Advisor is entitled to a performance fee of up to 16% of the appreciation in excess of a hurdle of 8% of the net asset value of the managed assets, payable at year-end.

Consolidated Financial Information of InCentive Capital AG

Note 16    RELATED PARTY TRANSACTIONS

The remuneration of the board of directors amounted to CHF 477 250 for 2001 and CHF 590 053 for 2000 respectively.

The related party transactions of the Company (see Note 15) are based on customary business contracts and are effected at normal market conditions.

Note 17    CONTINGENT LIABILITIES AND OFF-BALANCE SHEET TRANSACTIONS

There is a guarantee in favour of ARGE IS KV GmbH, D-45128 Essen, for a total of CHF 1 500 000. This guarantee expires on 31 December 2003. During the preparation of the balance sheet no risks arising from this contingent liability were forseeable.

On behalf of InCentive Investment (Jersey) Ltd, letters of indemnity regarding unlimited amounts and maturities were issued in favour of two international banks. In these letters, InCentive Capital AG guarantees the full and punctual payment of all amounts owed by the subsidiary in connection with transactions entered into with the two banks.

There were no other contingencies and off-balance sheet transactions as at the balance sheet dates, with the exception of the option contracts mentioned in
Note 2 above.

The Company shows the following borrowings of securities as at 31 December 2001:

COMPANY                                                                               HOLDING      FAIR VALUE      FAIR VALUE
                                                                                                   PER SHARE          TOTAL
                                                                                                      CHF              CHF
Sulzer AG                                      Registered shares                      174 299             255       44 446 245

Note 18    CUSTODIANS

As at 31 December 2001 shares are deposited at:

- Swiss American Securities Inc. New York
- UBS AG, Zurich
- SIS SegaInterSettle, Zurich
- Bank Sal. Oppenheim jr. & Cie (Schweiz) AG, Zurich
- Sal. Oppenheim jr. & Cie KgaA, Cologne
- BNP Paribas Private Banking, New York
- Den Norske Bank, Oslo
- Hansa Bank, Tallin
- JP Morgan Chase, Luxembourg
- ABN-Amro Bank (Schweiz), Zurich
- Lehman Brothers Finance S.A., Zurich
- Morgan Stanley Dean Witter, New York

Consolidated Financial Information of InCentive Capital AG

Note 19    SIGNIFICANT SHAREHOLDERS

The Company has issued exclusively bearer shares. The Company is aware of the following shareholders with interests exceeding 5%:

                                                              31 DECEMBER 2001
Zurich Financial Services, Zurich, Switzerland                          24.96%
III Institutional Investors International Corp., Grand
 Cayman, Cayman Islands                                                 21.02%
Rene Braginsky, Zurich, Switzerland                                     20.00%
Hans Kaiser Family, Switzerland                                         11.02%

Note 20    SEGMENT REPORTING

InCentive Capital AG's sole business segment is the direct or indirect acquisition, management and disposal of all forms of participation in quoted and unquoted domestic and foreign companies, resulting in no segment disclosure reporting as per IAS 14.

Note 21    SUBSEQUENT EVENTS

There have been no material post-balance sheet events that would require disclosure or adjustment to the financial statements.

On 21 March 2002, the board of directors reviewed the financial statements and authorized them for issue. These financial statements will be submitted to the annual general meeting of shareholders to be held on 15 May 2002 for approval.

Statutory Financial Information of InCentive Capital AG

BALANCE SHEET
31 December 2001/2000

                                                             31 DECEMBER 2001          31 DECEMBER 2000
                                                                   CHF                       CHF
ASSETS
Cash and due from banks                                           113 498 798               160 318 669
Investments
 Marketable securities                                              7 790 000                         0
 Replacement values of forward forex contracts                      1 674 802                         0
Due from group companies                                          108 837 655               105 411 773
Other receivables                                                   1 484 302                   667 046
Accrued income and prepaid expenses                                    62 604                   201 632
TOTAL CURRENT ASSETS                                              233 348 161               266 599 120

Non-current financial investments                                   4 152 421                 5 749 475
Own shares                                                          9 147 627                         0
Participations                                                    312 052 508               312 052 508
TOTAL NON-CURRENT ASSETS                                          325 352 556               317 801 983

TOTAL ASSETS                                                      558 700 717               584 401 103

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                                    2 176 768                 2 812 020
Due to group companies                                             25 364 491                24 570 766
Accrued expenses                                                      713 937                 2 587 310
Provision for participations                                       10 241 000                         0
Other current liabilities                                              40 360                    41 695
TOTAL CURRENT LIABILITIES                                           38 36 556                30 011 791

Share capital                                                      42 944 040                42 944 040
General legal reserve                                             506 109 149               515 256 776
Reserve for own shares                                              9 147 627                         0
Accumulated loss                                                  -38 036 655                -3 811 504
TOTAL SHAREHOLDERS' EQUITY                                        520 164 161               554 389 312

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        558 700 717               584 401 103

Statutory Financial Information of InCentive Capital AG

INCOME STATEMENT
1 January to 31 December 2001/2000

                                                             1 JANUARY 2001 -          1 JANUARY 2000 -
                                                             31 DECEMBER 2001          31 DECEMBER 2000
                                                                   CHF                       CHF
Interest income                                                     7 419 304                 1 558 486
Dividend income                                                       343 000                         0
Loss (-)/gain on investments                                      -16 808 978                 8 652 750
Loss on own shares                                                   -183 691                         0
Other income                                                             5612                       192
TOTAL INCOME                                                       -9 224 753                10 211 428
Interest expense                                                      821 731                   161 101
Administration fees                                                15 646 746                 1 123 008
Asset management fees                                               8 470 276                 3 023 341
TOTAL EXPENSE                                                      24 938 753                 4 307 450
LOSS ( - )/PROFIT FOR THE YEAR BEFORE TAX                         -34 163 506                 5 903 978
Taxation                                                               61 645                    64 195
LOSS ( - )/PROFIT FOR THE YEAR                                    -34 225 151                 5 839 783

Statutory Financial Information of InCentive Capital AG

NOTES TO THE STATUTORY FINANCIAL STATEMENTS as of 31 December 2001

                                                                         CAPITAL INTEREST             SHARE CAPITAL
NOTE 1 SIGNIFICANT PARTICIPATIONS      BUSINESS ACTIVITY                       IN %                        CHF
BioCentive AG, Zug, Switzerland        Investments                                    100                     100 000
BioCentive Limited, Hamilton, Bermuda  Investments                                    100                   1 405 500
Centive AG, Zug, Switzerland           Investments                                    100                     100 000
ImmoCentive AG, Zug, Switzerland       Investments                                    100                     100 000
InCentive Investment (Jersey)
Limited,
St Helier, Jersey                      Investments                                    100                   7 000 000
InCentive Investment Services AG,
Zurich, Switzerland                    Investments                                    100                     500 000
Taj Investments Limited,
Port Louis, Mauritius                  Investments                                    100                     284 303
TOTAL SIGNIFICANT PARTICIPATIONS                                                                            9 489 803

                                                              31 DECEMBER 2001            31 DECEMBER 2000
NOTE 2 SHAREHOLDERS' EQUITY                                          CHF                         CHF
SHARE CAPITAL                                                        42 944 040                  33 300 000
Reduction of nominal value by CHF 80 to CHF 20 for 333 000
shares                                                                        0                 -26 640 000
Increase of 1 098 468 bearer shares at nominal price of CHF
20                                                                            0                  21 969 360
Increase of 715 734 bearer shares at nominal price of CHF 20                  0                  14 314 680
                                                                     42 944 040                  42 944 040

GENERAL LEGAL RESERVES

Share premium of the increase in share capital on 3 November
1994 of 300 000 bearer shares based on the price of CHF 500
(nominal CHF 100)                                                   120 000 000                 120 000 000
Increase in share capital on 31 October 2000 of 1 098 468
bearer shares based on the nominal price of CHF 20                  -21 969 360                 -21 969 360
Share premium of the increase in share capital on 31 October
2000 of 715 734 bearer shares based on the price of CHF 220
(nominal CHF 20)                                                    143 146 800                 143 146 800
Commission, charges and taxes in connection with the capital
increase                                                             -3 922 725                  -3 922 725
Agio from acquisition with Incentive Investment AG, Zurich          318 002 061                 318 002 061
Depreciation of participations                                      -40 000 000                 -40 000 000
Allocation (-)/reallocation to/from the reserve for own
shares                                                               -9 147 627                  -3 000 000
                                                                                                  3 000 000
                                                                    506 109 149                 515 256 776

Statutory Financial Information of InCentive Capital AG

                                                             31 DECEMBER 2001   31 DECEMBER 2000
RESERVE FOR OWN SHARES                                             CHF                CHF
30 000 bearer shares at CHF 100 par value each,
repurchased at CHF 100 on 7 November 1994                                              3 000 000
Reallocation to general legal reserve                                                 -3 000 000
38 427 bearer shares at CHF 20 par value each,
repurchased at average CHF 275.2102 from 3 July 2001
to 31 December 2001                                                10 575 504
3 959 bearer shares at CHF 20 par value each,
sold at average CHF 314.2677 from 2 August 2001
to 31 December 2001                                                -1 244 186
Realized loss on own shares                                          -183 691
                                                                    9 147 627                  0

                                                             31 DECEMBER 2001   31 DECEMBER 2000
NOTE 3 AUTHORIZED CAPITAL INCREASE                                 CHF                CHF
Authorized capital increase                                        21 472 020         21 472 020

NOTE 4 SIGNIFICANT SHAREHOLDERS                                                 31 DECEMBER 2001
The Company has issued exclusively bearer shares and is
aware of the following shareholders with interests exceeding
5%:
Zurich Financial Services, Zurich                                                         24.96%
III Institutional Investors International Corp., Grand
Cayman, Cayman Islands                                                                    21.02%
Rene Braginsky, Zurich                                                                    20.00%
Hans Kaiser Family                                                                        11.02%

Note 5    GUARANTEES

There is a guarantee in favour of ARGE IS KV GmbH, D-45128 Essen, for a total of CHF 1 500 000. This guarantee expires on 31 December 2003. During the preparation of the balance sheet no risks arising from this contingent liability were forseeable.

In addition, a comfort letter has been prepared, in which InCentive Capital AG confirms to be funding InCentive Investment (Jersey) Ltd adequately with additional capital in the amount of negative equity plus the nominal share capital, thus allowing the subsidiary to comply with all contractually incurred liabilities and obligations it has vis-a-vis any third party. As at 31 December 2001, this contingent liability amounted to CHF 22 085 823.

On behalf of InCentive Investment (Jersey) Ltd, letters of indemnity regarding unlimited amounts or maturities were issued in favour of two international banks. In these letters, InCentive Capital AG guarantees the full and punctual payment of all amounts owed by the subsidiary in connection with transactions entered into with the two banks.

Statutory Financial Information of InCentive Capital AG

CURRENT ADJUSTMENT OF THE NET LOSS FOR THE PERIOD

                                                             31 DECEMBER 2001        31 DECEMBER 2000
                                                                   CHF                     CHF
Loss brought forward                                               -3 811 504              -9 651 287
Loss (-)/profit for the period                                    -34 225 151               5 839 783
NET LOSS AT THE END OF THE PERIOD                                 -38 036 655              -3 811 504

Statutory Financial Information of InCentive Capital AG

PROPOSED APPROPRIATION
OF THE GENERAL LEGAL RESERVE TO OTHER RESERVE

                                                             31 DECEMBER 2001
                                                                   CHF
General legal reserve before allocation                           506 109 149
Other reserve before allocation                                             0
Allocation to other reserve                                       -50 000 000
General legal reserve after allocation                            456 109 149
Other reserve after allocation                                     50 000 000

SHAREHOLDER INFORMATION

REGISTERED AND PRINCIPAL OFFICE       InCentive Capital AG, Zug, Switzerland

PRINCIPAL SHAREHOLDERS                Zurich Financial Services Group        25%
                                      III Institutional Investors International
                                      Corp.                                  21%
                                      Rene Braginsky                         20%
                                      Hans Kaiser Family                     11%

TYPE OF SECURITIES                    Bearer shares; each share carries one vote

OUTSTANDING SHARES                    2 147 202

NOMINAL VALUE PER SHARE               CHF 20

LISTING SWX Swiss Exchange, investment companies segment

SECURITY NUMBER                       286089

STOCK INFORMATION
  Telekurs                            INC
  Bloomberg                           INC SW
  Reuters                             ICVZ.S

NAV PUBLICATION                       Finanz & Wirtschaft

REPORTING                             Annual Report, Interim Report
                                      Permanent information on the internet

CONTACT ADDRESS, INVESTOR
RELATIONS                             Raoul Bloch
                                      InCentive Asset Management AG
                                      Todistrasse 36
                                      CH-8002 Zurich
                                      Phone +41 (1) 205 93 00
                                      Fax +41 (1) 205 93 05
                                      mail@incentiveasset.ch
                                      www.incentivecapital.ch

                                                 InCentive Capital AG
                                                 Baarerstrasse 8
                                                 CH-6301 Zug
                                                 Phone +41 (41) 712 29 45
                                                 Fax +41 (41) 712 29 46
                                                 mail@incentivecapital.ch

                                                 www.incentivecapital.ch

                                 (ZIMMER LOGO)

PROXY                        ZIMMER HOLDINGS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints J. Raymond Elliott, Sam R. Leno and David
C. Dvorak, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Special Meeting of Stockholders of Zimmer Holdings, Inc. to be held at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on Tuesday, July 22, 2003, at 11:00 a.m., and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                  SPECIAL MEETING OF STOCKHOLDERS JULY 22, 2003

      When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR the proposal. The full text of the proposal and the position of the Board of Directors on each appears in the proxy statement and should be reviewed prior to voting.

IMPORTANT: YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

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                       - FOLD AND DETACH PROXY CARD HERE -

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

                                                         I have noted      [ ]
                                                         an address
                                                         change or
                                                         comments on
                                                         the reverse
                                                         side of this
                                                         card

                                                         PLEASE SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1. The Issuance of Shares of Common Stock in Connection with the Exchange Offers for Centerpulse AG and InCentive Capital AG.

              FOR               AGAINST                ABSTAIN
              [ ]                 [ ]                    [ ]






                                        I plan to attend the Special Meeting [ ]



                        The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR the proposal.

SIGNATURE ______________________ SIGNATURE ______________________ DATE _________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

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                       - FOLD AND DETACH PROXY CARD HERE -


                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

       VOTE BY INTERNET AT OUR INTERNET ADDRESS: HTTP://WWW.EPROXY.COM/ZMH

                                       OR

       CALL TOLL-FREE 1-800-435-6710 ON A TOUCH TONE TELEPHONE AND FOLLOW
                            THE VOTING INSTRUCTIONS.

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                       OR

          MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN
                             THE ENCLOSED ENVELOPE.


 PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED BY THE INTERNET OR TELEPHONE.

                                 (ZIMMER LOGO)

                              ZIMMER HOLDINGS, INC.
                            PROXY VOTING INSTRUCTIONS

            BRISTOL-MYERS SQUIBB COMPANY SAVINGS AND INVESTMENT PLAN BRISTOL-MYERS SQUIBB COMPANY EMPLOYEE INCENTIVE SAVINGS THRIFT PLAN
     BRISTOL-MYERS SQUIBB PUERTO RICO, INC. SAVINGS AND INVESTMENT PROGRAM

To Trustee:

      The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Special Meeting of Stockholders of Zimmer Holdings, Inc. to be held on July 22, 2003, or any adjournments thereof, all full and fractional shares of Common Stock of Zimmer Holdings, Inc. credited to my account under the Plan or Program as indicated on the reverse side.

      The enclosed Notice of the Special Meeting and proxy statement is being provided to you as a participant in the Bristol-Myers Squibb Company Savings and Investment Plan, Bristol-Myers Squibb Company Employee Incentive Savings Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

      Participants in any of the Plans who had funds invested in a Zimmer Holdings, Inc. Common Stock-based investment fund on the record date for the Special Meeting may instruct the plan Trustee how to vote the shares attributable to their account by giving instructions via the Internet, by telephone or by returning a completed card by July 18, 2003. Voting instructions will be kept confidential by the trustee. If you vote via the Internet or by telephone, there is no need to return this card. Shares of Common Stock for which no voting instructions are received by the Trustee by July 18, 2003 will be voted in the same proportion as the shares as to which it has received instructions.

      Zimmer Holdings, Inc. urges you to vote TODAY.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

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                            - FOLD AND DETACH HERE -




        IMPORTANT. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

                                 PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Zimmer Holdings, Inc., Attn.: Investor Relations, 345 East Main Street, Warsaw, Indiana 46580.

                                                         Please Mark       [ ]
                                                         Here for Address
                                                         Change or
                                                         Comments

                                                         PLEASE SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1. The Issuance of Shares of Common Stock in Connection with the Exchange Offers for Centerpulse AG and InCentive Capital AG.

              FOR               AGAINST                ABSTAIN
              [ ]                 [ ]                    [ ]


                                       I plan to attend the Special Meeting. [ ]


                    By checking the box to the right, I consent to future    [ ]
                    delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsiblity.

                    The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR the proposal.




SIGNATURE ______________________ SIGNATURE ______________________ DATE _________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

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                            - FOLD AND DETACH HERE -


                      VOTE BY INTERNET OR TELEPHONE OR MAIL

                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                           ON FRIDAY, JULY 18, 2003.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


        INTERNET                   TELEPHONE                        MAIL
 HTTP://WWW.EPROXY.COM/ZMH       1-800-435-6710
                                                             Mark, sign and date
 Use the Internet to vote       Use any touch-tone               your proxy card
 your proxy. Have your          telephone to vote your                and
 proxy card in hand when        proxy. Have your proxy          return it in the
 you access the web site. OR    card in hand when you  OR  enclosed postage-paid
 You will be prompted to        call. You will be                  envelope.
 enter your control             prompted to enter your
 number, located in the         control number, located
 box below, to create and       in the box below, and
 submit an electronic           then follow the
 ballot.                        directions given.


        IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT
                      NEED TO MAIL BACK YOUR PROXY CARD.

PROXY

                                   (ZIMMER LOGO)
                                     ZIMMER

                              ZIMMER HOLDINGS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Raymond Elliott, Sam R. Leno and David
C. Dvorak, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Special Meeting of Stockholders of Zimmer Holdings, Inc. to be held at The Peninsula Chicago Hotel, 108 East Superior St., Chicago, Illinois 60611, on Tuesday, July 22, 2003, at 11:00 a.m., and at any adjournments thereof upon matters set forth in the proxy statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                  SPECIAL MEETING OF STOCKHOLDERS JULY 22, 2003

     When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR the proposal. The full text of the proposals and the position of the Board of Directors on each appears in the proxy statement and should be reviewed prior to voting.

       IMPORTANT: YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

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                            - FOLD AND DETACH HERE -

YOU CAN NOW ACCESS YOUR ZIMMER HOLDINGS, INC. ACCOUNT ONLINE.

Access your Zimmer Holdings, Inc. shareholder account online via Investor ServiceDirect(R)(ISD).

Mellon Investor Services LLC, agent for Zimmer Holdings, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:


     -   View account status               -  View payment history for dividends
     -   View certificate history          -  Make address changes
     -   View book-entry information       -  Obtain a duplicate 1099 tax form
                                           -  Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS PROTECTED USING SECURE SOCKET LAYER (SSL) TECHNOLOGY.

-   SSN or Investor ID
-   PIN
-   Then click on the ESTABLISH PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

-   SSN or Investor ID
-   PIN
-   Then click on the SUBMIT button

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

-   Certificate History
-   Book-Entry Information
-   Issue Certificate
-   Payment History
-   Address Change
-   Duplicate 1099

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                                         Please Mark Here    [ ]
                                                         for Address
                                                         Change or
                                                         Comments
                                                         PLEASE SEE REVERSE SIDE



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1. The Issuance of Shares of Common Stock in Connection with the Exchange Offers for Centerpulse AG and InCentive Capital AG.

       FOR               AGAINST            ABSTAIN
       [ ]                  [ ]               [ ]


I plan to attend the Special Meeting [ ]

                                         By checking the box to the right, I [ ]
                                         consent to future delivery of annual
                                         reports, proxy statements, prospectuses
                                         and other materials and shareholder
                                         communications electronically via the
                                         Internet at a webpage which will be
                                         disclosed to me. I understand that the
                                         Company may no longer distribute
                                         printed materials to me for any future
                                         shareholder meeting until such consent
                                         is revoked. I understand that I may
                                         revoke my consent at any time by
                                         contacting the Company's transfer
                                         agent, Mellon Investor Services LLC,
                                         Ridgefield Park, NJ and that costs
                                         normally associated with electronic
                                         delivery, such as usage and telephone
                                         charges as well as any costs I may
                                         incur in printing documents, will be my
                                         responsibility.

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR the proposal.

SIGNATURE_____________________  SIGNATURE ____________________  DATE __________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

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                            - FOLD AND DETACH HERE -

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET AND TELEPHONE VOTING ARE AVAILABLE THROUGH 11PM EASTERN
               TIME THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

          INTERNET                TELEPHONE                      MAIL
   HTTP://WWW.EPROXY.COM/ZMH   1-800-435-6710

   Use the Internet to vote    Use any touch-tone          Mark, sign and date
   your proxy. Have your       telephone to vote your        your proxy card
   proxy card in hand when     proxy. Have your proxy              and
   you access the web          card in hand when you         return it in the
   site. You will be        OR call. You will be       OR  enclosed postage-paid
   prompted to enter your      prompted to enter your           envelope.
   control number, located     control number, located
   in the box below, to        in the box below, and
   create and submit an        then follow the
   electronic ballot.           directions given.


        IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT
                      NEED TO MAIL BACK YOUR PROXY CARD.

PROXY

                                 (ZIMMER LOGO)
                                     ZIMMER

                              ZIMMER HOLDINGS, INC.

                            PROXY VOTING INSTRUCTIONS

                 ZIMMER HOLDINGS, INC. SAVINGS & INVESTMENT PLAN
                  ZIMMER PUERTO RICO SAVINGS & INVESTMENT PLAN

To Trustee:


     The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Special Meeting of Stockholders of Zimmer Holdings, Inc. to be held on July 22, 2003, or any adjournments thereof, all full and fractional shares of Common Stock of Zimmer Holdings, Inc. credited to my account under the Zimmer Holdings, Inc. Savings & Investment Plan and the Zimmer Puerto Rico Savings & Investment Plan as indicated on the reverse side.

     The enclosed Notice of the Special Meeting and proxy statement is being provided to you as a participant in the Zimmer Holdings, Inc. Savings & Investment Plan or the Zimmer Puerto Rico Savings & Investment Plan.

     Participants in any of the Plans who had funds invested in a Zimmer Holdings, Inc. Common Stock-based investment fund on the record date for the Special Meeting may instruct the plan Trustee how to vote the shares attributable to their account by giving instructions via the Internet, by telephone or by returning a completed card by July 18, 2003. Voting instructions will be kept confidential by the trustee. If you vote via the Internet or by telephone, there is no need to return this card. Shares of Common Stock for which no voting instructions are received by the Trustee by July 18, 2003 will be voted in the same proportion as the shares as to which it has received instructions.

     Zimmer Holdings, Inc. urges you to vote TODAY.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    - DETACH HERE FROM PROXY VOTING CARD -

        IMPORTANT YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES TODAY.

                                 PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

Mail copies of address imprints to Zimmer Holdings, Inc., Attn.: Investor Relations, 345 East Main Street, Warsaw, Indiana 46580.

                                                         Mark Here      [ ]
                                                         for Address
                                                         Change or
                                                         Comments
                                                         PLEASE SEE REVERSE SIDE


THE BOARD OF DIRECTOR RECOMMENDS A VOTE FOR THE PROPOSAL.

1. The Issuance of Shares of Common Stock in Connection with the Exchange Offers for Centerpulse AG and InCentive Capital AG.

            FOR               AGAINST            ABSTAIN
            [ ]                [ ]                 [ ]

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted FOR the proposal.

 I plan to attend the Special Meeting.[ ]

                                        By checking the box to the right, I [ ]
                                        consent to future delivery of annual
                                        reports, proxy statements, prospectuses
                                        and other materials and shareholder
                                        communications electronically via the
                                        Internet at a webpage which will be
                                        disclosed to me. I understand that the
                                        Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

SIGNATURE ___________________  SIGNATURE ________________  DATE _______________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                     - DETACH HERE FROM PROXY VOTING CARD -

                     VOTE BY INTERNET OR TELEPHONE OR MAIL

                         24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                           ON FRIDAY, JULY 18, 2003.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

        INTERNET                   TELEPHONE                        MAIL
 HTTP://WWW.EPROXY.COM/ZMH       1-800-435-6710
                                                             Mark, sign and date
 Use the Internet to vote       Use any touch-tone               your proxy card
 your proxy. Have your          telephone to vote your                and
 proxy card in hand when        proxy. Have your proxy          return it in the
 you access the web site. OR    card in hand when you  OR  enclosed postage-paid
 You will be prompted to        call. You will be                  envelope.
 enter your control             prompted to enter your
 number, located in the         control number, located
 box below, to create and       in the box below, and
 submit an electronic           then follow the
 ballot.                        directions given.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT
                 NEED TO MAIL BACK YOUR PROXY CARD.